UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22227

IndexIQ ETF Trust

(Exact name of registrant as specified in charter)

51 Madison Avenue
New York, NY 10010

(Address of principal executive offices) (Zip code)

Kirk C. Lehneis
IndexIQ Advisors LLC
51 Madison Avenue
New York, NY 10010

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-888-474-7725

Date of fiscal year end: April 30

Date of reporting period: April 30, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.
(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

IndexIQ ETF Trust

Annual Report

April 30, 2024

IQ Hedge Multi-Strategy Tracker ETF (QAI)

IQ Merger Arbitrage ETF (MNA)

IQ 500 International ETF (IQIN)

IQ Candriam International Equity ETF (IQSI)

IQ Candriam U.S. Mid Cap Equity ETF (IQSM)

IQ Candriam U.S. Large Cap Equity ETF (IQSU)

IQ CBRE NextGen Real Estate ETF (ROOF)

IQ FTSE International Equity Currency Neutral ETF (HFXI)

IQ U.S. Large Cap R&D Leaders ETF (LRND)

IQ Global Equity R&D Leaders ETF (WRND)

IQ Clean Oceans ETF (OCEN)

IQ Cleaner Transport ETF (CLNR)

IQ Engender Equality ETF (EQUL)

IQ Healthy Hearts ETF (HART)

Not FDIC Insured | May Lose Value | No Bank Guarantee

Special Notice:

Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.

If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit www.fundreports.com.

The investment return and value of each of the Funds’ shares will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus and the statement of additional information include this and other relevant information about the Funds and are available by visiting dfinview.com/NYLIM or by calling 1-888-474-7725. Read the prospectus carefully before investing.

Each of the Funds’ performance that is current to the most recent month-end is available by visiting newyorklifeinvestments.com/etf or by calling 1-888-474-7725.

Availability of Proxy Voting Policies and Proxy Voting Records

You may obtain a description of the IndexIQ ETF Trust proxy voting policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ending June 30 (available by August 31) without charge, upon request, by calling 1-888-474-7725, visiting neworklifeinvestments.com/etf, or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT is available on the SEC's website at www.sec.gov. Additionally, the Funds’ make their portfolio holdings for the first and third quarters of each fiscal year available on the Funds’ website at dfinview.com/NYLIM.

Availability of Premium/Discount Information

Each Funds’ premium/discount information is available, free of charge, on the Funds’ website newyorklifeinvestments.com/etf or by calling 1-888-474-7725.

Electronic Delivery

Receive email notifications when your most recent shareholder communications are available for review. Access prospectuses, annual reports and semi-annual reports online.

To enroll:

Visit https://www.fundreports.com

If you have questions about IndexIQ e-Delivery services, contact a representative at 1-888-474-7725.

IndexIQ® and IQ® are registered service marks of New York Life Insurance Company.

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. IndexIQ® is the indirect wholly owned subsidiary of New York Life Insurance Company and serves as the advisor to the IndexIQ ETFs. ALPS Distributors, Inc. (ALPS) is the principal underwriter of the ETFs, and NYLIFE Distributors LLC is a distributor of the ETFs. NYLIFE Distributors LLC is located at 30 Hudson Street, Jersey City, NJ 07302. ALPS Distributors, Inc. is not affiliated with NYLIFE Distributors LLC. NYLIFE
Distributors LLC is a Member FINRA/SIPC.

Shareholder Letter (unaudited)

Message from the President

Stock and bond markets generally gained ground during the 12-month period ended April 30, 2024, bolstered by better-than-expected economic growth and the prospect of monetary easing in the face of a myriad of macroeconomic and geopolitical challenges.

Throughout the reporting period, interest rates remained at their highest levels in decades in most developed countries, with the U.S. federal funds rate in the 5.25%−5.50% range for most of the period, as central banks struggled to bring inflation under control. In late-2023, the U.S. Federal Reserve began to forecast interest rate cuts in 2024, but delayed action as inflation remained stubbornly high, fluctuating between 3.0% and 3.7%. Nevertheless, despite the increasing cost of capital and tighter lending environment that resulted from sustained high rates, economic growth remained surprisingly robust, supported by high levels of consumer spending, low unemployment and strong corporate earnings. Investors tended to shrug off concerns related to sticky inflation and high interest rates—not to mention the ongoing war in Ukraine, intensifying hostilities in the Middle East and simmering tensions between China and the United States—focusing instead on the positives of continued economic growth and surprisingly strong corporate profits.

The S&P 500® Index, a widely regarded benchmark of U.S. market performance, produced solid gains during the reporting period, reaching record levels in March 2024. A preponderance of the Index’s gains were generated by a relatively small number of growth-oriented, mega-cap stocks in the communication services and information technology sectors that stood to benefit from rapid developments in generative artificial intelligence (“AI”). Value-oriented, interest-rate sensitive and small-capitalization shares lagged by significant margins, although market strength widened late in the reporting period. Most overseas equity markets trailed the U.S. market, as developed international economies experienced relatively low growth rates, and weak economic conditions in China undermined emerging markets.

Bonds produced mixed results. The yield on the 10-year Treasury note hit a high of just under 5% in mid-October 2023, ranging between approximately 3.5% and 4.8% for most of the reporting period. The yield curve remained inverted throughout the year, with the 2-year Treasury yield modestly above the 10-year yield, a pattern often viewed as indicative of an impending economic slowdown. Long-term Treasury bonds declined early in the reporting period amid the prevailing environment of macroeconomic uncertainty and rising interest rates, although they later regained some of the lost ground as interest rates stabilized. Corporate bonds produced slightly stronger returns than Treasury securities, driven by more attractive valuations and income opportunities after years of low yields and tight credit spreads. Among corporates, markets generally rewarded longer duration and lower credit quality as investors sought higher yields, despite the added risks implicit in an uptick in default rates. International bond markets also produced mixed returns, with emerging-markets debt advancing over their developed-markets counterparts.

In the midst of the risks and uncertainties inherent in today’s markets, we remain dedicated to providing you with the disciplined investment tools you have come to expect from New York Life Investments over the years.

Thank you for continuing to place your trust in our team.

Sincerely,

Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Management’s Discussion of Fund Performance (unaudited)

IQ Hedge Multi-Strategy Tracker ETF

How did IQ Hedge Multi-Strategy Tracker ETF perform during the 12 months ended April 30, 2024?

IQ Hedge Multi-Strategy Index, the ETF’s Underlying Index, attempts to achieve performance similar to the overall hedge fund universe as measured by the Barclay Hedge Fund Index (“BHFI”) by replicating the “beta”1 portion of the hedge fund return characteristics (i.e., that portion of the returns that are non-idiosyncratic, or unrelated to manager skill) over longer-term periods. The BHFI is simply the arithmetic average of the net returns of all the funds (excepting funds of funds) in the Barclay database that have reported that month. In seeking to maintain a high correlation with the BHFI, the Underlying Index uses a systematic model to select and weight long and short factors spanning multiple asset classes and alternative strategies.

For the 12 months ended April 30, 2024 (the “reporting period”), IQ Hedge Multi-Strategy Tracker ETF returned 8.11% at NAV (net asset value) and 8.00% at market price.2 To compare, the ETF’s Underlying Index, the IQ Hedge Multi-Strategy Index3 returned 8.61% for the reporting period. The S&P 500® Index (Net),3 Barclay Hedge Fund Index3 and Barclay Fund of Funds Index3 returned 22.09%, 9.90% and 8.08%, respectively, for the reporting period.

What factors affected the ETF’s performance during the reporting period?

Stubborn inflation, and efforts by central banks to tame it through monetary policy, exerted an outsized influence over market conditions during the reporting period. While inflation cooled considerably from its high of 9.1.% in June 2022, it remained persistently above the target set by the U.S. Federal Reserve (the “Fed”) and exhibited signs of resurgence in the opening months of 2024. Consequently, interest rates stayed elevated, rising to a range of 5.25%−5.50% at the Fed’s July 2023 meeting, and remained at that level through the end of the reporting period.

Although a recession or economic slowdown did not materialize as anticipated, heightened borrowing costs weighed on market sentiment throughout the reporting period. While a repeat of the March 2023 regional banking crisis did not occur, concerns abounded over the latent impact of restrictive borrowing costs and the possibility that more areas of stress could emerge. Potentially vulnerable areas—such as commercial real estate (notably the office sector) and heavily exposed regional banks—were monitored with increasing alarm. Attention sharpened on other worrying developments as well, such as rising credit card and auto-delinquencies, along with looming debt maturations and refinancing needs for smaller companies reliant on short-term and/or floating-rate debt.

While the path of inflation and monetary policy decisions and expectations played a dominant role, other factors also wielded significant influence over market conditions. Resilient consumer spending, durable corporate earnings, labor market expansion and productivity gains, supportive fiscal policy, and the emergence and diffusion of generative artificial intelligence (“AI”) technology were among the key contributors that led to surprisingly steady economic growth. Against this backdrop of resilient growth, equity markets surged to record highs and remained near record territory as of the close of the reporting period.

On the risk front, in addition to persistent inflation and tight borrowing costs, sharpening geopolitical fragmentation and armed conflicts—including the continuation of the war in Ukraine and outbreak of war in Israel—injected substantial volatility into equity markets and weighed heavily on government spending decisions, international relations, commodities markets and global supply chains.

Taken together, the above crosscurrents weighed appreciably on key asset class performance drivers, particularly global trade activity, earnings outlooks, interest-rate levels, credit spreads, commodity prices, currency volatility and market sentiment.

1Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

2The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

3See page 8 for more information on these index returns.

Management’s Discussion of Fund Performance (unaudited) (continued)

Amid this volatile macro environment, the ETF adhered to its objective of providing stable, diversified, uncorrelated returns.

During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?

The Fund used derivative positions where necessary to help it track the IQ Hedge Multi-Strategy Index, which contained both long and short positions. The Fund’s derivatives positions were primarily total return swaps on the ETFs at the weights in which they were included in the Underlying Index. Derivatives were not used to gain leverage beyond the index positioning; rather, they were used exclusively to enable the Fund to track its Underlying Index.

How were the ETF’s assets allocated during the reporting period and why?

During the reporting period, the Underlying Index implemented a new methodology, introducing substantive changes to its asset allocation model. Effective June 6, 2023, the Underlying Index seeks to replicate a single hedge fund index instead of multiple hedge fund sub-strategy indices, and follows a quarterly rebalancing schedule, as opposed to monthly. Additionally, the portfolio max gross exposure increased from 120% to 160%.

Pursuant to the new methodology, the Underlying Index now attempts achieve its objective through allocations to the alternatives, commodities, currency, equity, fixed income, real estate and volatility asset classes. Given the rules-based nature of this process, there is no subjectivity involved in asset allocation decisions.

Over the reporting period, the ETF devoted a consistently outsize allocation to fixed income. Such positioning, particularly with its exposures to floating rate debt, contributed positively to performance, as interest rates rose to their highest levels in decades. Equities and alternatives received the next largest allocations, followed by modest positions in currencies, commodities, real estate, and volatility. Equities, alternatives, currencies and commodities all contributed positively to performance, while real estate and volatility detracted slightly. Equities were particularly aided by allocations to U.S. financials and emerging-markets small caps, while alternatives were boosted by derivative income exposure. U.S. dollar positioning fueled positive contributions to returns as the U.S. dollar rallied against most other currencies, while broad commodity exposure contributed positively as well. Subdued volatility and restrictive interest rates impinged on the volatility and real estate asset classes and, consequently, detracted from ETF performance.

How did the ETF’s allocations change over the course of the reporting period?

While the ETF consistently devoted its largest allocation to fixed income, it gradually pared its exposure as interest rate hikes paused, prospects for a soft-landing brightened and expectations for rate cuts grew. With an improving economic outlook, the reduced allocation to fixed income was redirected to more growth-oriented asset classes of equities, alternatives, and currencies, while volatility, real estate, and commodities exposures were trimmed.

Repositioning to low duration fixed income served the portfolio well, as interest rates remained high and economic growth persisted. Allocations to more growth-centered equities similarly aided performance as the economy continued to expand above expectations and sentiment improved. Results were also buoyed by allocations to alternatives, particularly derivative income, which provided ballast as a low beta, low correlation source of returns. Lastly, increased allocation to the U.S. dollar within the currency asset class bolstered performance as U.S. growth and stability outpaced the global economy. Conversely, muted volatility and restrictive borrowing conditions undermined returns from the ETF’s volatility and real estate allocations.

During the reporting period, which Underlying ETFs had the highest total returns and which Underlying ETFs had the lowest total returns?

In terms of total return, the ETF’s best performers during the reporting period were Invesco Global Listed Private Equity ETF (“PSP”) and Vanguard Financials ETF (“VFH”). PSP tracks the Red Rocks Global Listed Private Equity Index, which holds 40−75 publicly listed U.S. and international private equity firms or companies whose principal business is to invest in, lend capital to or provide services to privately held companies. VFH seeks to track the performance of the MSCI USA Investable Market Financials Index by investing all of its assets in the stocks that make up the Index and holding each stock in the same proportion as its weighting in the Index.

Management’s Discussion of Fund Performance (unaudited) (continued)

The holdings with the lowest total returns were iPath® Series B S&P 500® VIX Short-Term Futures ETN™ (“VXX”) and United States Natural Gas Fund® LP (“UNG”). VXX, an exchange-traded note, provides investors with a cash payment at the scheduled maturity or early redemption, based on the performance of the underlying index, the S&P 500® Short-Term VIX futures TR Index. UNG, a Delaware limited partnership, seeks to mirror the percentage changes in the net asset value of its units with the fluctuations in natural gas prices delivered to Henry Hub, Louisiana. The limited partnership measures these changes by tracking the percentage shifts in the price of natural gas futures contracts traded on the New York Mercantile Exchange.

Which Underlying ETFs were the strongest contributors to the ETF’s performance and which Underlying ETFs were particularly weak?

On the basis of impact, which takes weightings and total returns into consideration, the strongest contributors to the ETF’s absolute performance during the reporting period were SPDR® S&P® Emerging Markets Small Cap ETF (“EWX”) and SPDR® Blackstone Senior Loan ETF (“SRLN”). EWX tracks the performance of the S&P® Emerging Markets Under USD2 Billion Index. The ETF holds small-cap stocks from emerging markets, weighting the holdings using a market capitalization methodology and rebalancing quarterly. SRLN seeks to outperform the Markit iBoxx USD Liquid Leveraged Loan Index and the Morningstar LSTA U.S. Leveraged Loan 100 Index by actively investing primarily in senior loans, specifically first lien senior secured floating rate bank loans.

The weakest contributors to the ETF’s absolute performance were VXX, described above, and iShares Core S&P Mid-Cap ETF (“IJH”). IJH tracks the performance of the S&P MidCap 400® Index. The ETF uses a representative sampling strategy to track the Index, using a market capitalization methodology to weight holdings, which are rebalanced quarterly.

What were the largest positions in the ETF at the end of the reporting period?

As of April 30, 2024, the ETF’s largest long positions included iShares Floating Rate Bond ETF (“FLOT”) and SPDR® Bloomberg Convertible Securities ETF (“CWB”). FLOT seeks to track the performance of the Bloomberg US Floating Rate Note < 5 Years Index. CWB seeks to provide investment results that correspond generally to the total return performance of the Bloomberg U.S. Convertibles Liquid Bond Index. As of the same date, the ETF was most negatively positioned with its investments in AGF U.S. Market Neutral Anti-Beta Fund (“BTAL”) and SPDR® Bloomberg 1-3 Month T-Bill ETF (“BIL”). BTAL seeks daily investment results that closely correspond to the Dow Jones US Thematic Market Neutral Anti-Beta Total Return Index. The Index holds long positions in low-beta stocks and short positions in high-beta stocks. BIL seeks to provide investment results that correspond generally to the price and yield performance of the Bloomberg 1-3 Month U.S. Treasury Bill Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
From 04/30/2014 through 04/30/2024

Fund Performance History

IQ Hedge Multi-Strategy Tracker ETF
(as of April 30, 2024)

	1 Year	5 Year	10 Year
	Avg Annual	Avg Annual	Avg Annual
IQ Hedge Multi-Strategy Tracker ETF Market Price[1]	8.00%	2.18%	1.80%
IQ Hedge Multi-Strategy Tracker ETF NAV	8.11%	2.19%	1.81%
IQ Hedge Multi-Strategy Index[2]	8.61%	2.80%	2.63%
S&P 500 Index[2]	22.09%	12.63%	11.78%
Barclay Hedge Fund Index[2]	9.90%	5.62%	4.71%
Barclay Fund of Funds Index[2]	8.08%	3.72%	2.64%

1Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

2The IQ Hedge Multi-Strategy Index is the underlying index of ETF. The IQ Hedge Multi-Strategy Index seeks to replicate the risk-adjusted return characteristics of hedge funds generally. The S&P 500® (Net) Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The Barclay Hedge Fund Index is a measure of the average return of all hedge funds (excepting Funds of Funds) in the Barclay database. The Barclay Fund of Funds Index is a measure of the average net returns of all reporting funds of funds in the Barclay Hedge database.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Merger Arbitrage ETF

How did IQ Merger Arbitrage ETF perform during the 12 months ended April 30, 2024?

The IQ Merger Arbitrage Index, the ETF’s Underlying Index, seeks to achieve capital appreciation by investing in global companies for which there has been a public announcement of a takeover by an acquirer. This differentiated approach is based on a passive strategy of owning certain announced takeover targets with the goal of generating returns that are representative of global merger arbitrage activity. The Index also includes short exposure to global equities as a partial equity market hedge.

For the 12 months ended April 30, 2024 (the “reporting period”), IQ Merger Arbitrage ETF returned −1.25% at NAV (net asset value) and −1.42% at market price.1 To compare, the ETF’s Underlying Index, the IQ Merger Arbitrage Index2 returned −0.32% for the reporting period. The MSCI World Index (Net),2 S&P 500® Index (Net)2 and Barclay Merger Arbitrage Index2 returned 18.39%, 22.09% and 5.34%, respectively, for the reporting period.

What factors affected the ETF’s performance during the reporting period?

Stubborn inflation, and efforts by the U.S. Federal Reserve (the “Fed”) to tame it through monetary policy, exerted an outsized influence over market conditions during the reporting period. While inflation cooled considerably from its high of 9.1.% in June 2022, it remained persistently above the Fed’s target and exhibited signs of resurgence in the opening months of 2024. Consequently, interest rates stayed elevated, rising to a range of 5.25%−5.50% at the Fed’s July 2023 meeting, and remained at that level through the end of the reporting period.

Although a recession or economic slowdown did not materialize as anticipated, heightened borrowing costs weighed on market sentiment throughout the reporting period. While a repeat of the March 2023 regional banking crisis did not occur, concerns abounded over the latent impact of restrictive borrowing costs and the possibility that more areas of stress could emerge. Potentially vulnerable areas—such as commercial real estate (notably the office sector) and heavily exposed regional banks—were monitored with increasing alarm. Attention sharpened on other worrying developments as well, such as rising credit card and auto-delinquencies, along with looming debt maturations and refinancing needs for smaller companies reliant on short-term and/or floating-rate debt.

While the path of inflation and monetary policy decisions and expectations played a dominant role, other factors also wielded significant influence over market conditions. Resilient consumer spending, durable corporate earnings, labor market expansion and productivity gains, supportive fiscal policy, and the emergence and diffusion of generative artificial intelligence (“AI”) technology were among the key contributors that led to surprisingly steady economic growth. Against this backdrop of resilient growth, equity markets surged to record highs and remained near record territory as of the close of the reporting period.

On the risk front, in addition to persistent inflation and tight borrowing costs, sharpening geopolitical fragmentation and armed conflicts—including the continuation of the war in Ukraine and outbreak of war in Israel—injected substantial volatility into equity markets and weighed heavily on government spending decisions, international relations, commodities markets and global supply chains.

Taken together, the above crosscurrents weighed appreciably on key asset class performance drivers, particularly global trade activity, earnings outlooks, interest-rate levels, credit spreads, commodity prices, currency volatility and market sentiment.

Heightened regulatory scrutiny and higher cost of capital cast a chill on dealmaking over the reporting period, creating inhospitable conditions for merger arbitrage activity. With these headwinds, the ETF lagged the market and its Underlying Index.

1The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2See page 11 for more information on these index returns.

Management’s Discussion of Fund Performance (unaudited) (continued)

During the reporting period, which sectors made the strongest contributions to the ETF’s performance and which sectors made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, the sectors that provided the strongest positive contributions to the ETF’s performance relative to its Underlying Index were energy and health care. The sectors providing the weakest contributions to the ETF’s relative performance were financials and consumer discretionary.

During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest positive contributions to the ETF’s absolute performance during the reporting period included WestRock and Seagen. WestRock provides corrugated packaging solutions, including merchandising displays, paperboard, folding cartons, kraft papers, protective packaging and pulp. Biotechnology company Seagen discovers and develops monoclonal antibody-based drugs to treat cancer and related diseases, as well as offering antibody-drug conjugate technology designed to deliver cell-killing agents directly to tumor cells.

During the same period, the weakest contributors to the ETF’s absolute performance were Capri Holdings and United States Steel. Capri retails apparel, including women’s and men’s luxury accessories, footwear, apparel, watches, jewelry, eyewear and fragrance products, as well as providing delivery services. United States Steel manufactures flat-rolled and tubular steel products, with production operations in North America and Europe. The company serves the automotive, appliance, container, industrial machinery, construction, and oil and gas industries.

How did the ETF’s sector weightings change during the reporting period?

The sectors experiencing the largest weighting increases in the ETF during the reporting period were energy and materials. During the same period, the sectors with the most substantial weighting decreases were industrials and consumer staples.

What were the largest positions in the ETF at the end of the reporting period?

As of April 30, 2024, the largest positions in the ETF were Hess and Pioneer Natural Resources. Hess, an independent global energy company, focuses on the exploration, development, production, transportation, purchase, and sale of crude oil, natural gas liquids, and natural gas. Pioneer, an independent oil and gas exploration and production company, engages in onshore oil and gas drilling, exploration and production in the United States.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
From 04/30/2014 through 04/30/2024

Fund Performance History

IQ Merger Arbitrage ETF
(as of April 30, 2024)

	1 Year	5 Year	10 Year
	Avg Annual	Avg Annual	Avg Annual
IQ Merger Arbitrage ETF Market Value[1]	-1.42%	0.32%	1.73%
IQ Merger Arbitrage ETF NAV	-1.25%	0.36%	1.81%
IQ Merger Arbitrage Index[2]	-0.32%	1.12%	2.57%
MSCI World Index (Net)[2]	18.39%	10.46%	8.87%
S&P 500 Index (Net)[2]	22.09%	12.63%	11.78%
Barclay Merger Arbitrage Index[2]	5.34%	5.28%	4.87%

1Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

2The IQ Merger Arbitrage Index is the underlying index of ETF. The IQ Merger Arbitrage Index seeks to achieve capital appreciation by investing in global companies for which there has been a public announcement of a takeover by an acquirer. The MSCI World Index (Net) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The Barclay Merger Arbitrage Index is a measure of the average net returns of all reporting merger arbitrage funds in the Barclay Hedge database.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ 500 International ETF

How did IQ 500 International ETF perform during the 12 months ended April 30, 2024?

The IQ 500 International Index, the ETF’s Underlying Index, identifies international companies that enjoy a strong global footprint and, at the same time, are able to maintain their long-term competitive positioning. The combination of these factors results in companies that are poised to continue driving improved operational performance and sustainable, long-term equity appreciation with low volatility and turnover.

For the 12 months ended April 30, 2024 (the “reporting period”), IQ 500 International ETF returned 10.49% at NAV (net asset value) and 9.42% at market price.1 To compare, the ETF’s Underlying Index, the IQ 500 International Index2 returned 10.92% for the reporting period. The MSCI EAFE Index (Net)2 returned 9.28% for the reporting period.

What factors affected the ETF’s performance during the reporting period?

Stubborn inflation, and efforts by central banks to tame it through the use of monetary policy, exerted an outsized influence over market conditions during the reporting period. While inflation cooled considerably from peak levels reached in 2022, it remained persistently above target across global advanced economies. Consequently, interest rates rose to decade highs and remained elevated through the end of the reporting period.

While the path of inflation and monetary policy decisions and expectations played a dominant role, other factors also wielded significant influence over market conditions. Resilient consumer spending, durable corporate earnings, labor market expansion and productivity gains, supportive fiscal policy, and the emergence and diffusion of generative artificial intelligence (“AI”) technology were among the key contributors that led to surprisingly steady economic growth. Against this backdrop of resilient growth, equity markets surged to record highs and remained near record territory as of the close of the reporting period.

On the risk front, in addition to persistent inflation and tight borrowing costs, sharpening geopolitical fragmentation and armed conflicts—including the continuation of the war in Ukraine and outbreak of war in Israel—injected substantial volatility into equity markets and weighed heavily on government spending decisions, international relations, commodities markets and global supply chains. Euro-area economies were particularly bedeviled by energy, food, and other supply shocks due to their closer proximity to conflicts in the Ukraine and Middle East and deeper reliance on regional supply chains in these areas. Splintering international relations, deteriorating global trade flows, and commodity price shocks similarly impinged on Japan and developed Asia-Pacific economies.

Potential spill-over effects from the U.S., with its role as a global bellwether economy, was another crucial risk factor. Although a recession or economic slowdown did not materialize as anticipated, heightened borrowing costs weighed on market sentiment throughout the reporting period. While a repeat of the March 2023 U.S. regional banking crisis did not occur, concerns abounded over the latent impact of restrictive borrowing costs and the possibility that more areas of stress could emerge. Potentially vulnerable areas—such as commercial real estate (notably the office sector) and heavily exposed regional banks—were monitored with increasing alarm. Attention sharpened on other worrying developments as well, such as rising credit card and auto-delinquencies, along with looming debt maturations and refinancing needs for smaller companies reliant on short-term and/or floating-rate debt.

Taken together, the above crosscurrents weighed appreciably on key asset class performance drivers, particularly global trade activity, earnings outlooks, interest-rate levels, credit spreads, commodity prices, currency volatility and market sentiment.

1The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2See page 14 for more information on these index returns.

Management’s Discussion of Fund Performance (unaudited) (continued)

Amid this environment, the ETF modestly underperformed its Underlying Index and slightly outperformed its Underlying Benchmark, buoyed in particular by overweight exposure to Japanese equities within the consumer discretionary, consumer staples, industrials and utilities sectors.

During the reporting period, which sectors made the strongest contributions to the ETF’s performance and which sectors made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s performance relative to its Underlying Index were consumer staples and energy. The sectors that made the weakest contributions to the ETF’s relative performance were financials and information technology.

During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest positive contributions to the ETF’s absolute performance during the reporting period included Toyota Motor and Mitsubishi, both based in Japan. Toyota manufactures, sells, leases and repairs passenger cars, trucks, buses and their related parts worldwide. The company also operates financing services through their subsidiaries. In addition, Toyota builds homes, produces pleasure boats, and develops intelligent transportation systems, including radar cruise control and electronic toll collection systems. Mitsubishi operates a wide range of businesses spanning multiple industries, overseen by eight industry-specific business groups: environmental energy, materials solutions, mineral resources, urban development and infrastructure, mobility, food industry, smart-life creation, and power solutions.

The weakest contributors to the ETF’s absolute performance during the same period were Bayer and Nestlé. Germany-based Bayer produces and markets health care and agricultural products. The company’s products include aspirin; antibiotics; anti-infectives; cardiovascular, oncology and central nervous system drugs; over-the-counter medications; diagnostics tools; and animal health products. Bayer also manufactures crop protection products, plastics and polyurethanes. Switzerland-based multinational packaged food company Nestlé manufactures and markets a wide range of food products. The company’s product line includes milk, chocolate, confectionery, bottled water, coffee, creamer, food seasoning and pet foods.

How did the ETF’s sector weightings change during the reporting period?

The sectors experiencing the largest weighting increases in the ETF during the reporting period were utilities and industrials. During the same period, the sectors with the most substantial weighting decreases were consumer staples and communication services.

What were the largest positions in the ETF at the end of the reporting period?

As of April 30, 2024, the two largest positions in the ETF were Mitsubishi, described above, and DHL Group. Germany-based logistics company DHL offers letter and parcel dispatch, express delivery, freight transport, supply chain management and e-commerce solutions.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
Since Inception Through 04/30/2024

Fund Performance History

IQ 500 International ETF
(as of April 30, 2024)

	1 Year	3 Year	5 Year	Since Inception[1]
	Avg Annual	Avg Annual	Avg Annual	Avg Annual	Cumulative
IQ 500 International ETF Market Price[2]	9.42%	4.64%	7.22%	8.32%	53.75%
IQ 500 International ETF NAV	10.49%	4.83%	7.38%	8.46%	54.83%
IQ 500 International Index[3]	10.92%	5.10%	7.62%	8.70%	56.71%
MSCI EAFE Index (Net)[3]	9.28%	2.86%	6.18%	7.55%	47.99%

1Fund Inception Date: 12/13/2018

2The price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. The market price returns do not represent returns an investor would receive if shares were traded at other times.

3The IQ 500 International Index selects and weights securities utilizing a rules-based methodology incorporating three fundamental factors: sales, market share, and operating margin. The top 500 securities, based on the composite rank, are included in the Index. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America. Index results assume the reinvestment of all capital gain and dividend distributions.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Candriam International Equity ETF

How did IQ Candriam International Equity ETF perform during the 12 months ended April 30, 2024?

The IQ Candriam International Equity Index, the ETF’s Underlying Index, is a broad-based, market-cap weighted index that consists of the top-rated international ESG (environmental, social and governance) companies based on Candriam’s ESG criteria. Candriam’s ESG criteria seeks to identify companies that operate in a sustainable and responsible manner.

For the 12 months ended April 30, 2024 (the “reporting period”), IQ Candriam International Equity ETF returned 9.34% at NAV (net asset value) and 8.03% at market price.1 To compare, the ETF’s Underlying Index, IQ Candriam International Equity Index2 returned 9.71% for the reporting period. The MSCI EAFE Index (Net)2 returned 9.28% for the reporting period.

What factors affected the ETF’s performance during the reporting period?

Stubborn inflation, and efforts by central banks to tame it through the use of monetary policy, exerted an outsized influence over market conditions during the reporting period. While inflation cooled considerably from peak levels reached in 2022, it remained persistently above target across global advanced economies. Consequently, interest rates rose to decade highs and remained elevated through the end of the reporting period.

While the path of inflation and monetary policy decisions and expectations played a dominant role, other factors also wielded significant influence over market conditions. Resilient consumer spending, durable corporate earnings, labor market expansion and productivity gains, supportive fiscal policy, and the emergence and diffusion of generative artificial intelligence (“AI”) technology were among the key contributors that led to surprisingly steady economic growth. Against this backdrop of resilient growth, equity markets surged to record highs and remained near record territory as of the close of the reporting period.

On the risk front, in addition to persistent inflation and tight borrowing costs, sharpening geopolitical fragmentation and armed conflicts—including the continuation of the war in Ukraine and outbreak of war in Israel—injected substantial volatility into equity markets and weighed heavily on government spending decisions, international relations, commodities markets and global supply chains. Euro-area economies were particularly bedeviled by energy, food, and other supply shocks due to their closer proximity to conflicts in the Ukraine and Middle East and deeper reliance on regional supply chains in these areas. Splintering international relations, deteriorating global trade flows, and commodity price shocks similarly impinged on Japan and developed Asia-Pacific economies.

Potential spill-over effects from the U.S., with its role as a global bellwether economy, was another crucial risk factor. Although a recession or economic slowdown did not materialize as anticipated, heightened borrowing costs weighed on market sentiment throughout the reporting period. While a repeat of the March 2023 U.S. regional banking crisis did not occur, concerns abounded over the latent impact of restrictive borrowing costs and the possibility that more areas of stress could emerge. Potentially vulnerable areas—such as commercial real estate (notably the office sector) and heavily exposed regional banks—were monitored with increasing alarm. Attention sharpened on other worrying developments as well, such as rising credit card and auto-delinquencies, along with looming debt maturations and refinancing needs for smaller companies reliant on short-term and/or floating-rate debt.

Taken together, the above crosscurrents weighed appreciably on key asset class performance drivers, particularly global trade activity, earnings outlooks, interest-rate levels, credit spreads, commodity prices, currency volatility and market sentiment.

1The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2See page 17 for more information on these index returns.

Management’s Discussion of Fund Performance (unaudited) (continued)

Amid this environment, the ETF modestly underperformed its Underlying Index and eked out a slight outperformance over its Benchmark, lifted by greater exposure to the health care sector and burgeoning demand for GLP-1 drugs.

During the reporting period, which sectors made the strongest contributions to the ETF’s performance and which sectors made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s performance relative to its Underlying Index were consumer discretionary and information technology. The sectors that made the weakest contributions to the ETF’s relative performance were financials and industrials.

During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period included Novo Nordisk and Toyota Motor. Denmark-based Novo Nordisk develops, produces and markets pharmaceutical products. The company focuses on diabetes care and offers insulin delivery systems and other diabetes products. Novo Nordisk also works in areas such as hemostasis management, growth disorders and hormone replacement therapy. Japan-based Toyota Motor manufactures, sells, leases and repairs passenger cars, trucks, buses and their related parts worldwide. The company also operates financing services through their subsidiaries. In addition, Toyota builds homes, produces pleasure boats, and develops intelligent transportation systems, including radar cruise control and electronic toll collection systems.

The weakest contributors to the ETF’s absolute performance were Nestlé and Roche Holding, both based in Switzerland. multinational packaged food company Nestlé manufactures and markets a wide range of food products. The company’s product line includes milk, chocolate, confectionery, bottled water, coffee, creamer, food seasoning and pet foods. Pharmaceutical and diagnostics products company Roche produces prescription drugs in the areas of cardiovascular, infectious, autoimmune, respiratory, dermatology, metabolic, oncology, transplantation and the central nervous system.

How did the ETF’s sector weightings change during the reporting period?

The sectors experiencing the largest weighting increases in the ETF during the reporting period were information technology and consumer discretionary. During the same period, the sectors with the most substantial weighting decreases were consumer staples and materials.

What were the largest positions in the ETF at the end of the reporting period?

As of April 30, 2024, the two largest positions in the ETF were Novo Nordisk, described above, and ASML Holding. Netherlands-based ASML develops, produces and markets semiconductor manufacturing equipment, specifically machines for the production of chips through lithography.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
Since Inception Through 04/30/2024

Fund Performance History

IQ Candriam International Equity ETF
(as of April 30, 2024)

	1 Year	3 Year	Since Inception[1]
	Avg Annual	Avg Annual	Avg Annual	Cumulative
IQ Candriam International Equity ETF Market Price[2]	8.03%	2.49%	5.77%	27.82%
IQ Candriam International Equity ETF NAV	9.34%	2.86%	6.00%	29.03%
IQ Candriam International Equity Index[3]	9.71%	3.10%	6.21%	30.15%
MSCI EAFE Index[3]	9.28%	2.86%	5.32%	25.43%

1Fund Inception Date: 12/17/2019

2The price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. The market price returns do not represent returns an investor would receive if shares were traded at other times.

3The IQ Candriam International Equity Index is the underlying index of ETF. The IQ Candriam International Equity Index is designed to deliver exposure to equity securities of companies meeting environmental, social and corporate governance (ESG) criteria developed by Candriam and weighted using a market-capitalization weighting methodology. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Candriam U.S. Mid Cap Equity ETF

How did IQ Candriam U.S. Mid Cap Equity ETF perform during the 12 months ended April 30, 2024?

The IQ Candriam U.S. Mid Cap Equity Index, the ETF’s Underlying Index, is a broad-based, market-cap weighted index that consists of the top-rated U.S. Mid Cap ESG (environmental, social and governance) companies based on Candriam’s ESG criteria. Candriam’s ESG criteria seeks to identify companies that operate in a sustainable and responsible manner.

For the 12 months ended April 30, 2024 (the “reporting period”), IQ Candriam U.S. Mid Cap Equity ETF returned 12.72% at NAV (net asset value) and 12.69% at market price.1 To compare, the ETF’s Underlying Index, the IQ Candriam U.S. Mid Cap Equity Index,2 and the Russell Midcap Index returned 12.94% and 16.35%, respectively, for the reporting period.

What factors affected the ETF’s performance during the reporting period?

Stubborn inflation, and efforts by the U.S. Federal Reserve (the “Fed”) to tame it through monetary policy, exerted an outsized influence over market conditions during the reporting period. While inflation cooled considerably from its high of 9.1.% in June 2022, it remained persistently above the Fed’s target and exhibited signs of resurgence in the opening months of 2024. Consequently, interest rates stayed elevated, rising to a range of 5.25%−5.50% at the Fed’s July 2023 meeting and remained at that level through the end of the reporting period.

Although a recession or economic slowdown did not materialize as anticipated, heightened borrowing costs weighed on market sentiment throughout the reporting period. While a repeat of the March 2023 regional banking crisis did not occur, concerns abounded over the latent impact of restrictive borrowing costs and the possibility that more areas of stress could emerge. Potentially vulnerable areas—such as commercial real estate (notably the office sector) and heavily exposed regional banks—were monitored with increasing alarm. Attention sharpened on other worrying developments as well, such as rising credit card and auto-delinquencies, along with looming debt maturations and refinancing needs for smaller companies reliant on short-term and/or floating-rate debt.

While the path of inflation and monetary policy decisions and expectations played a dominant role, other factors also wielded significant influence over market conditions. Resilient consumer spending, durable corporate earnings, labor market expansion and productivity gains, supportive fiscal policy, and the emergence and diffusion of generative artificial intelligence (“AI”) technology were among the key contributors that led to surprisingly steady economic growth. Against this backdrop of resilient growth, equity markets surged to record highs and remained near record territory as of the close of the reporting period.

On the risk front, in addition to persistent inflation and tight borrowing costs, sharpening geopolitical fragmentation and armed conflicts—including the continuation of the war in Ukraine and outbreak of war in Israel—injected substantial volatility into equity markets and weighed heavily on government spending decisions, international relations, commodities markets and global supply chains.

Taken together, the above crosscurrents weighed appreciably on key asset class performance drivers, particularly global trade activity, earnings outlooks, interest-rate levels, credit spreads, commodity prices, currency volatility and market sentiment.

Amid this environment, the ETF underperformed its Underlying Index, primarily due to allocation and selection effects in the information technology, financials and industrials sectors.

1The price used to calculate the market price returns is the mean between the day’s last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

2See page 20 for more information on these index returns.

Management’s Discussion of Fund Performance (unaudited) (continued)

During the reporting period, which sectors were the strongest positive contributors to the ETF’s performance and which sectors were particularly weak?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s performance relative to the Underlying Index were consumer discretionary and health care. The sectors that made the weakest contributions to the ETF’s relative performance were information technology and financials.

During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period included Deckers Outdoor and Williams-Sonoma. Deckers designs and markets footwear for men, women and children, and accessories such as handbags, headwear and outerwear. Williams-Sonoma sells cooking and serving equipment, home furnishings, and home accessories through retail stores, mail order catalogs and e-commerce.

During the same period, the weakest contributors to the ETF’s absolute performance were BILL Holdings and Advance Auto Parts. Through its subsidiaries, BILL offers cloud-based applications that simplify, digitize, and automate back-office financial processes for small and mid-sized businesses. Automotive aftermarket parts provider Advance Auto Parts offers auto and replacement parts, including oil and fluids; tools and accessories; and equipment related to exhaust and fuel systems, engines and ignition, cooling and heating, and transmissions.

How did the ETF’s sector weightings change during the reporting period?

The sectors experiencing the largest weighting increases in the ETF during the reporting period were health care and information technology. During the same period, the sectors with the most substantial weighting decreases were financials and industrials.

What were the largest positions in the ETF at the end of the reporting period?

As of April 30, 2024, the two largest positions in the ETF were Williams-Sonoma, described above, and GoDaddy Inc. Class A. GoDaddy Inc. provides a cloud-based web platform for small businesses, web design professionals, and individuals. The Company’s platform provides applications that help them connect to their customers, manage their businesses, and get found online.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
Since Inception Through 04/30/2024

Fund Performance History

IQ Candriam U.S. Mid Cap Equity ETF
(as of April 30, 2024)

	1 Year	Since Inception[1]
	Avg Annual	Avg Annual	Cumulative
IQ Candriam U.S. Mid Cap Equity ETF Market Price[2]	12.69%	13.03%	20.45%
IQ Candriam U.S. Mid Cap Equity ETF NAV	12.72%	13.03%	20.44%
IQ Candriam U.S. Mid Cap Equity Index[3]	12.94%	13.24%	20.79%
Russell Midcap Index[3]	16.35%	16.45%	26.02%

1Fund Inception Date: 10/25/2022

2The price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. The market price returns do not represent returns an investor would receive if shares were traded at other times.

3The IQ Candriam U.S. Mid Cap Equity Index is the underlying index of ETF. The IQ Candriam U.S. Mid Cap Equity Index is a broad-based, market-cap weighted index that consists of the top-rated U.S. Mid Cap companies based on Candriam’s criteria. Candriam’s criteria seeks to identify companies that operate in a sustainable and responsible manner. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Candriam U.S. Large Cap Equity ETF

How did IQ Candriam U.S. Large Cap Equity ETF perform during the 12 months ended April 30, 2024?

The IQ Candriam U.S. Large Cap Equity Index, the ETF’s Underlying Index, is a broad-based, market-cap weighted index that consists of the top-rated U.S. ESG (environmental, social and governance) companies based on Candriam’s ESG criteria. Candriam’s ESG criteria seeks to identify companies that operate in a sustainable and responsible manner.

For the 12 months ended April 30, 2024 (the “reporting period”), IQ Candriam U.S. Large Cap Equity ETF returned 21.01% at NAV (net asset value) and 20.99% at market price.1 To compare, the ETF’s Underlying Index, IQ Candriam U.S. Large Cap Equity Index2 returned 21.15% for the reporting period. The S&P 500® Index2 returned 22.66% for the reporting period.

What factors affected the ETF’s performance during the reporting period?

Stubborn inflation, and efforts by the U.S. Federal Reserve (the “Fed”) to tame it through monetary policy, exerted an outsized influence over market conditions during the reporting period. While inflation cooled considerably, it remained persistently above the Fed’s target and exhibited signs of resurgence in the opening months of 2024. Consequently, interest rates stayed elevated, rising to a range of 5.25%−5.50% at the Fed’s July 2023 meeting, and remained at that level through the end of the reporting period.

Although a recession or economic slowdown did not materialize as anticipated, heightened borrowing costs weighed on market sentiment throughout the reporting period. While a repeat of the March 2023 regional banking crisis did not occur, concerns abounded over the latent impact of restrictive borrowing costs and the possibility that more areas of stress could emerge. Potentially vulnerable areas—such as commercial real estate (notably the office sector) and heavily exposed regional banks—were monitored with increasing alarm. Attention sharpened on other worrying developments as well, such as rising credit card and auto-delinquencies, along with looming debt maturations and refinancing needs for smaller companies reliant on short-term and/or floating-rate debt.

While the path of inflation and monetary policy decisions and expectations played a dominant role, other factors also wielded significant influence over market conditions. Resilient consumer spending, durable corporate earnings, labor market expansion and productivity gains, supportive fiscal policy, and the emergence and diffusion of generative artificial intelligence (“AI”) technology were among the key contributors that led to surprisingly steady economic growth. Against this backdrop of resilient growth, equity markets surged to record highs and remained near record territory as of the close of the reporting period.

On the risk front, in addition to persistent inflation and tight borrowing costs, top-heavy market leadership from a select group of seven companies at the forefront of generative AI innovations, commonly referred to as the Magnificent 7, raised concentration concerns. Additionally, sharpening geopolitical fragmentation and armed conflicts—including the continuation of the war in Ukraine and outbreak of war in Israel—injected substantial volatility into equity markets and weighed heavily on government spending decisions, international relations, commodities markets and global supply chains.

Taken together, the above crosscurrents weighed appreciably on key asset class performance drivers, particularly global trade activity, earnings outlooks, interest-rate levels, credit spreads, commodity prices, currency volatility and market sentiment.

Amid this environment, the ETF modestly underperformed its Underlying Index, primarily due to slightly underweight exposure to surging Magnificent 7 stocks.

1The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2See page 23 for more information on these index returns.

Management’s Discussion of Fund Performance (unaudited) (continued)

During the reporting period, which sectors made the strongest contributions to the ETF’s performance and which sectors made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s performance relative to the Underlying Index were health care and consumer discretionary. The sectors that made the weakest contributions to the ETF’s relative performance were communication services and industrials.

During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest positive contributions to the ETF’s absolute performance during the reporting period included Microsoft and Amazon.com. Microsoft is one of the world’s leading technology companies, with products that include the Windows operating system, cross-device productivity and collaboration applications, and Azure cloud services. Online retailer Amazon.com offers a wide range of products, including books, music, computers and electronics, among many others. Amazon also provides personalized shopping services, Web-based credit card payment and direct shipping to customers, as well as a global cloud platform offering.

The weakest contributors to the ETF’s absolute performance were Bristol-Myers Squibb and Nike. Bristol-Myers Squibb, a global biopharmaceutical company, develops, licenses, manufactures, markets and sells pharmaceutical and nutritional products. The company focuses on products and experimental therapies that address cancer, heart disease, HIV and AIDS, diabetes, rheumatoid arthritis, hepatitis, organ transplant rejection and psychiatric disorders. Nike designs, develops and markets athletic footwear, apparel, equipment and accessories for men, women and children. The company sells its products to retail stores, as well as through its own stores, subsidiaries and distributors.

How did the ETF’s sector weightings change during the reporting period?

The sectors experiencing the largest weighting increases in the ETF during the reporting period were financials and materials. During the same period, the sectors with the most substantial weighting decreases were consumer staples and information technology.

What were the largest positions in the ETF at the end of the reporting period?

As of April 30, 2024, the two largest positions held by the ETF were Apple and Microsoft, the latter of which is described above. Apple designs, manufactures, and markets smartphones, personal computers, tablets, wearables and accessories, and sells a variety of related accessories. The company also offers payment, digital content, cloud and advertising services.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
Since Inception Through 04/30/2024

Fund Performance History

IQ Candriam U.S. Large Cap Equity ETF
(as of April 30, 2024)

	1 Year	3 Year	Since Inception[1]
	Avg Annual	Avg Annual	Avg Annual	Cumulative
IQ Candriam U.S. Large Cap Equity ETF Market Price[2]	20.99%	7.61%	14.23%	78.92%
IQ Candriam U.S. Large Cap Equity ETF NAV	21.01%	7.63%	14.23%	78.95%
IQ Candriam U.S. Large Cap Equity Index[3]	21.15%	7.72%	14.32%	79.57%
S&P 500 Index[3]	22.66%	8.06%	12.79%	69.27%

1Fund Inception Date: 12/17/2019

2The price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. The market price returns do not represent returns an investor would receive if shares were traded at other times.

3The IQ Candriam U.S. Large Cap Equity Index is the underlying index of ETF. The IQ Candriam U.S. Large Cap Equity Index is designed to deliver exposure to equity securities of companies meeting environmental, social and corporate governance (ESG) criteria developed by Candriam and weighted using a market capitalization weighting methodology. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ CBRE NextGen Real Estate ETF

How did IQ CBRE NextGen Real Estate ETF perform during the 12 months ended April 30, 2024?

The IQ CBRE NextGen Real Estate Index, the ETF’s Underlying Index, seeks to provide exposure to real estate sectors and companies that are expected to benefit from large trends (“NextGen trends”) affecting the global economy over a secular, multi-year time horizon. The ETF primarily provides exposure to U.S. companies but also holds securities of issuers based in foreign markets.

For the 12 months ended April 30, 2024 (the “reporting period”), IQ CBRE NextGen Real Estate ETF returned −3.07% at NAV (net asset value) and −3.33% at market price.1 To compare, the ETF’s Underlying Index, the IQ CBRE NextGen Real Estate Index2 returned −2.44% for the reporting period. The FTSE Nareit All Equity REITs Index2 returned −0.82% for the reporting period.

What factors affected the ETF’s performance during the reporting period?

Stubborn inflation, and efforts by monetary policy to tame it, exerted an outsized influence over market conditions during the reporting period. While inflation cooled considerably from its high of 9.1.% in June 2022, it remained persistently above the target set by the Federal Reserve (the “Fed”) and exhibited signs of resurgence in the opening months of 2024. Consequently, interest rates stayed elevated, rising to a range of 5.25%−5.50% at the Fed’s July 2023 meeting, and remained at that level through the end of the reporting period.

Although a recession or economic slowdown did not materialize as anticipated, heightened borrowing costs weighed on market sentiment throughout the reporting period. While a repeat of the March 2023 regional banking crisis did not occur, concerns abounded over the latent impact of restrictive borrowing costs and the possibility that more areas of stress could emerge. Potentially vulnerable areas—such as commercial real estate, notably the office sector, and heavily exposed regional banks—were monitored with increasing alarm. Attention sharpened on other worrying developments as well, such as rising credit card and auto-delinquencies, along with looming debt maturations and refinancing needs for smaller companies reliant on short-term and/or floating-rate debt.

While the path of inflation and monetary policy decisions and expectations played a dominant role, other factors also wielded significant influence over market conditions. Resilient consumer spending, durable corporate earnings, labor market expansion and productivity gains, supportive fiscal policy, and the emergence and diffusion of generative artificial intelligence (“AI”) technology were among the key contributors that led to surprisingly steady economic growth. Against this backdrop of resilient growth, equity markets surged to record highs and remained near record territory as of the close of the reporting period.

On the risk front, in addition to persistent inflation and tight borrowing costs, sharpening geopolitical fragmentation and armed conflicts—including the continuation of the war in Ukraine and outbreak of war in Israel—injected substantial volatility into equity markets and weighed heavily on government spending decisions, international relations, commodities markets and global supply chains.

Taken together, the above crosscurrents weighed appreciably on key asset-class performance drivers, particularly global trade activity, earnings outlooks, interest-rate levels, credit spreads, commodity prices, currency volatility and market sentiment.

Tight borrowing conditions continued to weigh on the real estate sector during the reporting period, as a hoped-for dovish pivot from the Fed failed to materialize.

Amid this environment, the ETF underperformed its benchmark, particularly dragged down by selection effects within the industrial sector.

1The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2See page 26 for more information on these index returns.

Management’s Discussion of Fund Performance (unaudited) (continued)

During the reporting period, which subsectors made the strongest contributions to the ETF’s performance and which subsectors made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, the subsectors that made the strongest contributions to the ETF’s absolute performance were data center and health care. The subsectors that made the weakest contributions to the ETF’s absolute performance were industrial and tower infrastructure.

During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest positive contributions to the ETF’s absolute performance during the reporting period included Uniti Group and Digital Realty Trust. Uniti, a real estate investment trust (“REIT”), provides wireless infrastructure solutions for communications industry. Digital Realty Trust owns, acquires, repositions and manages technology-related real estate. The company’s properties contain applications and operations critical to the day-to-day operations of technology industry tenants and corporate enterprise data center tenants.

The weakest contributors to the ETF’s absolute performance during the same period were SBA Communications and Crown Castle. SBA owns and operates wireless communications infrastructure in the United States. The company offers site leasing and development, construction and consulting services. SBA also leases antenna space on its multi-tenant towers to a variety of wireless service providers under long-term lease contracts. Crown Castle, a REIT, owns, operates and leases towers and other infrastructure for wireless communications. The company manages and offers wireless communication coverage and infrastructure sites in the United States and Australia.

How did the ETF’s subsector weightings change during the reporting period?

The subsectors experiencing the largest weighting increases in the ETF during the reporting period were health care and data center. The two sectors with the largest weighting decreases were tower infrastructure and industrial.

What were the largest positions in the ETF at the end of the reporting period?

As of April 30, 2024, the largest positions in the ETF included Keppel DC REIT and Uniti Group, the latter of which is described above. Keppel DC is Asia’s first pure-play data center REIT listed on the Singapore Exchange. The company principally invests, directly or indirectly, in a diversified portfolio of income-producing real estate assets, which are used primarily for data center purposes.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
From 04/30/2014 through 04/30/2024

Fund Performance History

IQ CBRE NextGen Real Estate ETF
(as of April 30, 2024)

	1 Year	5 Year	10 Year
	Avg Annual	Avg Annual	Avg Annual
IQ CBRE NextGen Real Estate ETF Market Price[1]	-3.33%	-2.10%	1.64%
IQ CBRE NextGen Real Estate ETF NAV	-3.07%	-2.05%	1.68%
IQ CBRE NextGen Real Estate Index[2]	-2.44%	N/A	N/A
FTSE Nareit All Equity REITs Index[2]	-0.82%	2.31%	5.74%

1Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

2The IQ CBRE NextGen Real Estate Index is the underlying index of ETF. The IQ CBRE NextGen Real Estate Index is designed to provide exposure to real estate sectors and companies that are expected to benefit from large trends (“NextGen trends”) affecting the global economy over a secular, multi-year time horizon. The Underlying Index will primarily provide exposure to U.S. companies but may also include securities of issuers based in foreign markets. Effective September 1, 2022, the ETF changed its underlying index and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the ETF’s prior underlying index and principal investment strategies. The FTSE Nareit All Equity REITs Index is a free-float adjusted, market capitalization-weighted index of U.S. equity REITs. Constituents of the index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ FTSE International Equity Currency Neutral ETF

How did IQ FTSE International Equity Currency Neutral ETF perform during the 12 months ended April 30, 2024?

The FTSE Developed ex North America 50% Hedged to USD Net Tax (US RIC) Index, the ETF’s Underlying Index, is an equity benchmark of international stocks from developed markets, with approximately half of the currency exposure of the securities included in the Index “hedged” against the U.S. dollar on a monthly basis.

For the 12 months ended April 30, 2024 (the “reporting period”), IQ FTSE International Equity Currency Neutral ETF returned 14.16% at NAV (net asset value) and 13.01% at market price.1 To compare, the ETF’s Underlying Index, the FTSE Developed ex North America 50% Hedged to USD Net Tax (US RIC) Index2 returned 14.42% for the reporting period. The FTSE Developed ex North America 100% Hedged to USD Net Tax (US RIC) Index2 and FTSE Developed ex North America Index Net Tax (US RIC) Index2 returned 19.21% and 9.69%, respectively, for the reporting period.

What factors affected the ETF’s performance during the reporting period?

Stubborn inflation, and efforts by central banks to tame it through the use of monetary policy, exerted an outsized influence over market conditions during the reporting period. While inflation cooled considerably from peak levels reached in 2022, it remained persistently above target across global advanced economies. Consequently, interest rates rose to decade highs and remained elevated through the end of the reporting period.

While the path of inflation and monetary policy decisions and expectations played a dominant role, other factors also wielded significant influence over market conditions. Resilient consumer spending, durable corporate earnings, labor market expansion and productivity gains, supportive fiscal policy, and the emergence and diffusion of generative artificial intelligence (“AI”) technology were among the key contributors that led to surprisingly steady economic growth. Against this backdrop of resilient growth, equity markets surged to record highs and remained near record territory as of the close of the reporting period.

On the risk front, in addition to persistent inflation and tight borrowing costs, sharpening geopolitical fragmentation and armed conflicts—including the continuation of the war in Ukraine and outbreak of war in Israel—injected substantial volatility into equity markets and weighed heavily on government spending decisions, international relations, commodities markets and global supply chains. Euro-area economies were particularly bedeviled by energy, food, and other supply shocks due to their closer proximity to conflicts in the Ukraine and Middle East and deeper reliance on regional supply chains in these areas. Splintering international relations, deteriorating global trade flows, and commodity price shocks similarly impinged on Japan and developed Asia-Pacific economies.

Potential spill-over effects from the U.S., with its role as a global bellwether economy, was another crucial risk factor. Although a recession or economic slowdown did not materialize as anticipated, heightened borrowing costs weighed on market sentiment throughout the reporting period. While a repeat of the March 2023 U.S. regional banking crisis did not occur, concerns abounded over the latent impact of restrictive borrowing costs and the possibility that more areas of stress could emerge. Potentially vulnerable areas—such as commercial real estate (notably the office sector) and heavily exposed regional banks—were monitored with increasing alarm. Attention sharpened on other worrying developments as well, such as rising credit card and auto-delinquencies, along with looming debt maturations and refinancing needs for smaller companies reliant on short-term and/or floating-rate debt.

Taken together, the above crosscurrents weighed appreciably on key asset class performance drivers, particularly global trade activity, earnings outlooks, interest-rate levels, credit spreads, commodity prices, currency volatility and market sentiment.

1The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2See page 29 for more information on these index returns.

Management’s Discussion of Fund Performance (unaudited) (continued)

While volatility abounded around changing global rate gaps and interest rate expectations, sustained dollar strength was the overarching currency market theme over the reporting period. As persistently high U.S. interest rates and economic growth fueled dollar appreciation against major foreign currencies, the environment proved conducive for currency hedging strategies.

With dollar strength and currency volatility running high, the ETF delivered on its currency-neutral approach, outperforming its unhedged benchmark and underperforming on a fully hedged basis.

During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?

As dollar strength reigned, the Underlying Index’s currency hedge enhanced performance, returning 4.44% over the reporting period.

During the reporting period, which sectors made the strongest contributions to the ETF’s performance and which sectors made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s performance relative to its Underlying Index were information technology and consumer discretionary. The sectors that made the weakest contributions to the ETF’s relative performance were materials and energy.

During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period included Novo Nordisk and Toyota Motor. Novo Nordisk develops, produces and markets pharmaceutical products. The company focuses on diabetes care and offers insulin delivery systems and other diabetes products. Novo Nordisk also works in areas such as hemostasis management, growth disorders and hormone replacement therapy. Toyota manufactures, sells, leases and repairs passenger cars, trucks, buses and their related parts worldwide. The company also operates financing services through their subsidiaries. In addition, Toyota builds homes, produces pleasure boats, and develops intelligent transportation systems, including radar cruise control and electronic toll collection systems.

The weakest contributors to the ETF’s absolute performance were Nestlé and Roche Holding. Multinational packaged food company Nestlé manufactures and markets a wide range of food products. The company’s product line includes milk, chocolate, confectionery, bottled water, coffee, creamer, food seasoning and pet foods. Pharmaceutical and diagnostics products company Roche produces prescription drugs in the areas of cardiovascular, infectious, autoimmune, respiratory, dermatology, metabolic, oncology, transplantation and the central nervous system.

How did the ETF’s sector weightings change during the reporting period?

The sectors experiencing the largest weighting increases in the ETF during the reporting period were financials and materials. During the same period, the sectors with the most substantial weighting decreases were consumer staples and information technology.

What were the largest positions in the ETF at the end of the reporting period?

As of April 30, 2024, the two largest positions in the ETF were Nestlé and Novo Nordisk, both of which are described above.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
Since Inception Through 04/30/2024

Fund Performance History

IQ FTSE International Equity Currency Neutral ETF
(as of April 30, 2024)

	1 Year	3 Year	5 Year	Since Inception[1]
	Avg Annual	Avg Annual	Avg Annual	Avg Annual	Cumulative
IQ FTSE International Equity Currency Neutral ETF Market Price[2]	13.01%	5.97%	8.16%	6.40%	72.41%
IQ FTSE International Equity Currency Neutral ETF NAV	14.16%	6.19%	8.34%	6.47%	73.41%
FTSE Developed ex North America 50% Hedged to USD Index[3]	14.42%	6.44%	8.64%	6.88%	79.27%
FTSE Developed ex North America 100% Hedged to USD Net Tax (US RIC) Index[3]	19.21%	10.70%	10.93%	8.53%	105.15%
FTSE Developed ex North America Net Tax (US RIC) Index[3]	9.69%	2.19%	6.28%	5.14%	55.31%

1Fund Inception Date: 7/22/2015

2Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

3The FTSE Developed ex North America 50% Hedged to USD Index is the underlying index of ETF. The FTSE Developed ex North America 50% Hedged to USD Index is the FTSE Developed ex North America Index with 50% of its exposure hedged to U.S. dollars. The FTSE Developed ex North America 100% Hedged to USD Net Tax (US RIC) Index is comprised of large and mid-cap stocks in developed markets, The FTSE Developed ex North America Net Tax (US RIC) Index is comprised of large- and mid-cap stocks in Developed markets, excluding the US and Canada. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization. The FTSE currency hedging methodology allows exposure to the returns of the foreign assets in the index without being exposed to the volatility of the exchange rates against the US dollar.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ U.S. Large Cap R&D Leaders ETF

How did IQ U.S. Large Cap R&D Leaders ETF perform during the 12 months ended April 30, 2024?

The IQ U.S. Large Cap R&D Leaders Index, the ETF’s Underlying Index, seeks to provide exposure to highly innovative companies through the selection of equities in the U.S. large cap universe with the highest R&D (research and development) spending in the past year. Companies with high R&D spending are investing for future growth in their business and may enjoy strong, long-term competitive positioning.

For the 12 months ended April 30, 2024 (the “reporting period”), IQ U.S. Large Cap R&D Leaders ETF returned 30.90% at NAV (net asset value) and 30.92% at market price.1 To compare, the ETF’s Underlying Index, the IQ U.S. Large Cap R&D Leaders Index,2 and the Russell 1000 Growth Index2 returned 30.98% and 31.80%, respectively, for the reporting period.

What factors affected the ETF’s performance during the reporting period?

Stubborn inflation, and efforts by the U.S. Federal Reserve (the “Fed”) to tame it through monetary policy, exerted an outsized influence over market conditions during the reporting period. While inflation cooled considerably from its high of 9.1.% in June 2022, it remained persistently above the Fed’s target and exhibited signs of resurgence in the opening months of 2024. Consequently, interest rates stayed elevated, rising to a range of 5.25%−5.50% at the Fed’s July 2023 meeting, and remained at that level through the end of the reporting period.

Although a recession or economic slowdown did not materialize as anticipated, heightened borrowing costs weighed on market sentiment throughout the reporting period. While a repeat of the March 2023 regional banking crisis did not occur, concerns abounded over the latent impact of restrictive borrowing costs and the possibility that more areas of stress could emerge. Potentially vulnerable areas—such as commercial real estate (notably the office sector) and heavily exposed regional banks—were monitored with increasing alarm. Attention sharpened on other worrying developments as well, such as rising credit card and auto-delinquencies, along with looming debt maturations and refinancing needs for smaller companies reliant on short-term and/or floating-rate debt.

While the path of inflation and monetary policy decisions and expectations played a dominant role, other factors also wielded significant influence over market conditions. Resilient consumer spending, durable corporate earnings, labor market expansion and productivity gains, supportive fiscal policy, and the emergence and diffusion of generative artificial intelligence (“AI”) technology were among the key contributors that led to surprisingly steady economic growth. Against this backdrop of resilient growth, equity markets surged to record highs and remained near record territory as of the close of the reporting period.

On the risk front, in addition to persistent inflation and tight borrowing costs, top-heavy market leadership from a select group of seven companies at the forefront of generative AI innovations, commonly referred to as the Magnificent 7, raised concentration concerns. Additionally, sharpening geopolitical fragmentation and armed conflicts—including the continuation of the war in Ukraine and outbreak of war in Israel—injected substantial volatility into equity markets and weighed heavily on government spending decisions, international relations, commodities markets and global supply chains.

Taken together, the above crosscurrents weighed appreciably on key asset class performance drivers, particularly global trade activity, earnings outlooks, interest-rate levels, credit spreads, commodity prices, currency volatility and market sentiment.

Over the reporting period, the advent and enthusiastic embrace of generative AI spurred a technological arms race that drove R&D spending to record levels. With this tailwind, the ETF delivered strong total returns, while narrowly underperforming its Underlying Index due to underweight exposure to surging Magnificent 7 stocks.

1The price used to calculate the market price returns is the mean between the day’s last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

2See page 32 for more information on these index returns.

Management’s Discussion of Fund Performance (unaudited) (continued)

During the reporting period, which sectors were the strongest positive contributors to the ETF’s performance and which sectors were particularly weak?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s performance relative to the Underlying Index were communication services and consumer discretionary. The sectors that made the weakest contributions to the ETF’s relative performance were informational technology and financials.

During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period included Amazon.com and Alphabet. Online retailer Amazon.com offers a wide range of products, including books, music, computers and electronics, among many others. Amazon also provides personalized shopping services, Web-based credit card payment and direct shipping to customers, as well as a global cloud platform offering. Alphabet, the parent company of Google and other subsidiaries, provides web-based search, advertisements, maps, software applications, mobile operating systems, consumer content, enterprise solutions, commerce and hardware products.

During the same period, the weakest contributors to the ETF’s absolute performance were Pfizer and Bristol-Myers Squibb. Pharmaceutical firm Pfizer develops and markets medicines, vaccines, medical devices and consumer healthcare products for oncology, inflammation, cardiovascular and other therapeutic areas. Bristol-Myers Squibb, a global biopharmaceutical company, develops, licenses, manufactures, markets and sells pharmaceutical and nutritional products. The company focuses on products and experimental therapies that address cancer, heart disease, HIV and AIDS, diabetes, rheumatoid arthritis, hepatitis, organ transplant rejection and psychiatric disorders.

How did the ETF’s sector weightings change during the reporting period?

The sectors experiencing the largest weighting increases in the ETF during the reporting period were consumer discretionary and communication services. During the same period, the sectors with the most substantial weighting decreases were information technology and health care.

What were the largest positions in the ETF at the end of the reporting period?

As of April 30, 2024, the two largest positions in the ETF were Alphabet and Amazon.com, both described above.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
Since Inception Through 04/30/2024

Fund Performance History

IQ U.S. Large Cap R&D Leaders ETF
(as of April 30, 2024)

	1 Year	Since Inception[1]
	Avg Annual	Avg Annual	Cumulative
IQ U.S. Large Cap R&D Leaders ETF Market Price[2]	30.92%	9.89%	23.40%
IQ U.S. Large Cap R&D Leaders ETF NAV	30.90%	9.86%	23.33%
IQ U.S. Large Cap R&D Leaders Index[3]	30.98%	9.94%	23.52%
Russell 1000 Growth Index[3]	31.80%	8.60%	20.20%

1Fund Inception Date: 2/8/2022

2The price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. The market price returns do not represent returns an investor would receive if shares were traded at other times.

3The IQ U.S. Large Cap R&D Leaders Index is the underlying index of ETF. The IQ U.S. Large Cap R&D Leaders Index seeks to provide exposure to highly innovative companies through the selection of Large-cap equities with the highest R&D spending in the past one year. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Global Equity R&D Leaders ETF

How did IQ Global Equity R&D Leaders ETF perform during the 12 months ended April 30, 2024?

The IQ Global Equity R&D Leaders Index, the ETF’s Underlying Index, seeks to provide exposure to highly innovative companies through the selection of equities in the global universe with the highest R&D (research and development) spending in the past year. Companies with high R&D spending are investing for future growth in their business and may enjoy strong long-term competitive positioning.

For the 12 months ended April 30, 2024 (the “reporting period”), IQ Global Equity R&D Leaders ETF returned 22.13% at NAV (net asset value) and 21.41% at market price.1 To compare, the ETF’s Underlying Index, the IQ Global Equity R&D Leaders Index,2 and the FTSE All-World Growth Index (Net)2 returned 22.37% and 23.89%, respectively, for the reporting period.

What factors affected the ETF’s performance during the reporting period?

Stubborn inflation, and efforts by central banks to tame it through the use of monetary policy, exerted an outsized influence over market conditions during the reporting period. While U.S. inflation cooled considerably from its high of 9.1.% in June 2022, it remained persistently above the target set by the U.S. Federal Reserve (the “Fed”) and exhibited signs of resurgence in the opening months of 2024. Consequently, interest rates stayed elevated, rising to a range of 5.25%−5.50% at the Fed’s July 2023 meeting, and remained at that level through the end of the reporting period. Inflation remained elevated in most other developed countries as well, despite rate hikes by European and U.K. monetary authorities.

Although a recession or economic slowdown did not materialize in the United States as anticipated, heightened borrowing costs weighed on market sentiment throughout the reporting period. While a repeat of the March 2023 regional banking crisis did not occur, concerns abounded over the latent impact of restrictive borrowing costs and the possibility that more areas of stress could emerge. Potentially vulnerable areas—such as commercial real estate (notably the office sector) and heavily exposed regional banks—were monitored with increasing alarm. Attention sharpened on other worrying developments as well, such as rising credit card and auto-delinquencies, along with looming debt maturations and refinancing needs for smaller companies reliant on short-term and/or floating-rate debt.

While the path of inflation and monetary policy decisions and expectations played a dominant role, other factors also wielded significant influence over market conditions. Resilient consumer spending, durable corporate earnings, labor market expansion and productivity gains, supportive fiscal policy, and the emergence and diffusion of generative artificial intelligence (“AI”) technology were among the key contributors that led to surprisingly steady economic growth. Against this backdrop of resilient growth, equity markets surged to record highs and remained near record territory as of the close of the reporting period.

On the risk front, in addition to persistent inflation and tight borrowing costs, top-heavy market leadership from a select group of seven companies at the forefront of generative AI innovations, commonly referred to as the Magnificent 7, raised concentration concerns. Additionally, sharpening geopolitical fragmentation and armed conflicts—including the continuation of the war in Ukraine and outbreak of war in Israel—injected substantial volatility into equity markets and weighed heavily on government spending decisions, international relations, commodities markets and global supply chains.

Taken together, the above crosscurrents weighed appreciably on key asset class performance drivers, particularly global trade activity, earnings outlooks, interest-rate levels, credit spreads, commodity prices, currency volatility and market sentiment.

Over the reporting period, the advent and enthusiastic embrace of generative AI spurred a technological arms race that drove R&D spending to record levels. With this tailwind, the ETF delivered bumper returns, while narrowly underperforming its benchmark due to underweight exposure to surging Magnificent 7 stocks.

1The price used to calculate the market price returns is the mean between the day’s last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

2See page 35 for more information on these index returns.

Management’s Discussion of Fund Performance (unaudited) (continued)

During the reporting period, which sectors were the strongest positive contributors to the ETF’s performance and which sectors were particularly weak?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s performance relative to its Underlying Index were consumer discretionary and communication services. The sectors that made the weakest contributions to the ETF’s relative performance were informational technology and health care.

During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period included Amazon.com and Meta Platforms. Online retailer Amazon.com offers a wide range of products, including books, music, computers and electronics, among many others. Amazon also provides personalized shopping services, Web-based credit card payment and direct shipping to customers, as well as a global cloud platform offering. Social networking company Meta Platforms builds applications and technologies that help people connect, find communities and grow businesses. The company is also involved in advertising and augmented and virtual reality.

During the same period, the weakest contributors to the ETF’s absolute performance were Bayer AG and Pfizer. Bayer produces and markets health care and agricultural products. The company’s products include aspirin; antibiotics; anti-infectives; cardiovascular, oncology and central nervous system drugs; over-the-counter medications; diagnostics tools; and animal health products. Bayer also manufactures crop protection products, plastics and polyurethanes. Pharmaceutical firm Pfizer develops and markets medicines, vaccines, medical devices and consumer healthcare products for oncology, inflammation, cardiovascular and other therapeutic areas.

How did the ETF’s sector weightings change during the reporting period?

The sectors experiencing the largest weighting increases in the ETF during the reporting period were consumer discretionary and energy. During the same period, the sectors with the most substantial weighting decreases were information technology and communication services.

What were the largest positions in the ETF at the end of the reporting period?

As of April 30, 2024, the two largest positions in the ETF were Alphabet and Samsung Electronics. Alphabet, the parent company of Google and other subsidiaries, provides web-based search, advertisements, maps, software applications, mobile operating systems, consumer content, enterprise solutions, commerce and hardware products. Samsung manufactures a wide range of consumer and industrial electronic equipment, as well as products such as semiconductors, personal computers, peripherals, monitors, televisions and home appliances. The company also produces Internet access network systems and telecommunications equipment, including mobile phones.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
Since Inception Through 04/30/2024

Fund Performance History

IQ Global Equity R&D Leaders ETF
(as of April 30, 2024)

	1 Year	Since Inception[1]
	Avg Annual	Avg Annual	Cumulative
IQ Global Equity R&D Leaders ETF Market Price[2]	21.41%	6.50%	15.08%
IQ Global Equity R&D Leaders ETF NAV	22.13%	6.69%	15.54%
IQ Global Equity R&D Leaders Index[3]	22.37%	6.80%	15.80%
FTSE All-World Growth Index (Net)[3]	23.89%	5.47%	12.62%

1Fund Inception Date: 2/8/2022

2The price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. The market price returns do not represent returns an investor would receive if shares were traded at other times.

3The IQ Global Equity R&D Leaders Index is the underlying index of ETF. The IQ Global Equity R&D Leaders Index seeks to provide exposure to highly innovative companies through the selection of global equities with the highest R&D spending in the past one year. Companies with high R&D spending are investing for future growth in their business and may enjoy strong long-term competitive positioning. The FTSE All-World Growth Index (Net) measures the performance of the investable securities in the developed and emerging large and mid cap growth segment of the market, which includes companies with higher growth earning potential.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Clean Oceans ETF

How did IQ Clean Oceans ETF perform during the 12 months ended April 30, 2024?

The IQ Candriam Clean Oceans Index, the ETF’s Underlying Index, seeks to track companies that help to protect and/or achieve cleaner oceans through reduced pollution and increased resource efficiency.

For the 12 months ended April 30, 2024 (the “reporting period”), IQ Clean Oceans ETF returned 5.77% at NAV (net asset value) and 5.23% at market price.1 To compare, the ETF’s Underlying Index, the IQ Candriam Clean Oceans Index,2 and the MSCI World Index2 returned 6.47% and 18.39, respectively, for the reporting period.

What factors affected the ETF’s performance during the reporting period?

Stubborn inflation, and efforts by the Federal Reserve (the “Fed”) to tame it through monetary policy, exerted an outsized influence over market conditions during the reporting period. While inflation cooled considerably from its high of 9.1.% in June 2022, it remained persistently above the Fed’s target and exhibited signs of resurgence in the opening months of 2024. Consequently, interest rates stayed elevated, rising to a range of 5.25%−5.50% at the Fed’s July 2023 meeting and remained at that level through the end of the reporting period.

Although a recession or economic slowdown did not materialize as anticipated, heightened borrowing costs weighed on market sentiment throughout the reporting period. While a repeat of the March 2023 regional banking crisis did not occur, concerns abounded over the latent impact of restrictive borrowing costs and the possibility that more areas of stress could emerge. Potentially vulnerable areas—such as commercial real estate (notably the office sector) and heavily exposed regional banks—were monitored with increasing alarm. Attention sharpened on other worrying developments as well, such as rising credit card and auto-delinquencies, along with looming debt maturations and refinancing needs for smaller companies reliant on short-term and/or floating-rate debt.

While the path of inflation and monetary policy decisions and expectations played a dominant role, other factors also wielded significant influence over market conditions. Resilient consumer spending, durable corporate earnings, labor market expansion and productivity gains, supportive fiscal policy, and the emergence and diffusion of generative artificial intelligence (“AI”) technology were among the key contributors that led to surprisingly steady economic growth. Against this backdrop of resilient growth, equity markets surged to record highs and remained near record territory as of the close of the reporting period.

On the risk front, in addition to persistent inflation and tight borrowing costs, top-heavy market leadership from a select group of seven companies at the forefront of generative AI innovations, commonly referred to as the Magnificent 7, raised concentration concerns. Additionally, sharpening geopolitical fragmentation and armed conflicts—including the continuation of the war in Ukraine and outbreak of war in Israel—injected substantial volatility into equity markets and weighed heavily on government spending decisions, international relations, commodities markets and global supply chains.

Taken together, the above crosscurrents weighed appreciably on key asset class performance drivers, particularly clean transportation sentiment and investment, global trade activity, earnings outlooks, interest-rate levels, credit spreads, commodity prices, currency volatility and market sentiment.

Amid this environment, the ETF underperformed its Underlying Index on a relative basis, primarily due to underweight exposures to surging Magnificent 7 stocks.

1The price used to calculate the market price returns is the mean between the day’s last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

2See page 38 for more information on these index returns.

Management’s Discussion of Fund Performance (unaudited) (continued)

During the reporting period, which sectors were the strongest positive contributors to the ETF’s performance and which sectors were particularly weak?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s performance relative to its Underlying Index were materials and industrials. The sectors that made the weakest contributions to the ETF’s relative performance were information technology and financials.

During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period included NVIDIA and Advanced Micro Devices (“AMD”). NVIDIA designs, develops and markets three-dimensional graphics processors and related software for the mainstream personal computer market. AMD produces semiconductor products and devices. The company offers products such as microprocessors, embedded microprocessors, chipsets, graphics, video and multimedia products, and supplies them to third-party foundries. The company also provides assembling, testing and packaging services.

During the same period, the weakest contributors to the ETF’s absolute performance were SolarEdge Technologies and Enphase Energy. SolarEdge is a leader in clean energy solutions, providing solar power optimization and photovoltaic monitoring solutions. The company offers optimizers, inverters, monitoring equipment, tools and accessories for power harvesting, conversion and efficiency. Enphase manufactures solar energy equipment. The company offers home and commercial solar and storage solutions.

How did the ETF’s sector weightings change during the reporting period?

The sectors experiencing the largest weighting increases in the ETF during the reporting period were utilities and industrials. During the same period, the sectors with the most substantial weighting decreases were consumer staples and materials.

What were the largest positions in the ETF at the end of the reporting period?

As of April 30, 2024, the two largest positions in the ETF were NextEra Energy and NXP Semiconductors. NextEra provides sustainable energy generation and distribution services. The company generates electricity through wind, solar, and natural gas. Through its subsidiaries, NextEra also operates multiple commercial nuclear power units. NXP designs semiconductors and software for mobile communications, consumer electronics, security applications, in-car entertainment and networking. The company offers its products to the automotive, identification, wireless infrastructure, lighting, mobile and computing industries.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
Since Inception Through 04/30/2024

Fund Performance History

IQ Clean Oceans ETF
(as of April 30, 2024)

	1 Year	Since Inception[1]
	Avg Annual	Avg Annual	Cumulative
IQ Clean Oceans ETF Market Price[2]	5.23%	-3.49%	-8.60%
IQ Clean Oceans ETF NAV	5.77%	-3.31%	-8.17%
IQ Candriam Clean Oceans Index[3]	6.47%	-2.75%	-6.81%
MSCI World Index (Net)[3]	18.39%	3.58%	9.30%

1Fund Inception Date: 10/21/2021

2The price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. The market price returns do not represent returns an investor would receive if shares were traded at other times.

3The IQ Candriam Clean Ocean Index is the underlying index of ETF. The IQ Candriam Clean Oceans Index incorporates thematic selection criteria designed to provide exposure to equity securities of companies that help to protect and/or achieve a cleaner ocean through reduced pollution and increased resource efficiency. The MSCI World Index (Net) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Cleaner Transport ETF

How did IQ Cleaner Transport ETF perform during the 12 months ended April 30, 2024?

The IQ Candriam Cleaner Transport Index, the ETF’s Benchmark Index, is a rules-based, modified capitalization weighted, float-adjusted index. Developed in alignment with the National Wildlife Federation (“NWF”), the largest conservation organization in the United States, the ETF provides exposure to select global companies that support the transition to more environmentally efficient transportation technologies, such as electric vehicles, bicycles, motor vehicle parts manufacturers and multi-passenger transportation.

For the 12 months ended April 30, 2024 (the “reporting period”), IQ Cleaner Transport ETF returned 12.74% at NAV (net asset value) and 12.25% at market price.1 To compare, the ETF’s Underlying Index, the IQ Candriam Cleaner Transport Index,2 and the MSCI World Index (Net)2 returned 13.56% and 18.39%, respectively, for the reporting period.

What factors affected the ETF’s performance during the reporting period?

Stubborn inflation, and efforts by the Federal Reserve (the “Fed”) to tame it through monetary policy, exerted an outsized influence over market conditions during the reporting period. While inflation cooled considerably from its high of 9.1.% in June 2022, it remained persistently above the Fed’s target and exhibited signs of resurgence in the opening months of 2024. Consequently, interest rates stayed elevated, rising to a range of 5.25%−5.50% at the Fed’s July 2023 meeting, and remained at that level through the end of the reporting period.

Although a recession or economic slowdown did not materialize as anticipated, heightened borrowing costs weighed on market sentiment throughout the reporting period. While a repeat of the March 2023 regional banking crisis did not occur, concerns abounded over the latent impact of restrictive borrowing costs and the possibility that more areas of stress could emerge. Potentially vulnerable areas—such as commercial real estate, notably the office sector, and heavily exposed regional banks—were monitored with increasing alarm. Attention sharpened on other worrying developments as well, such as rising credit card and auto-delinquencies, along with looming debt maturations and refinancing needs for smaller companies reliant on short-term and/or floating-rate debt.

While the path of inflation and monetary policy decisions and expectations played a dominant role, other factors also wielded significant influence over market conditions. Resilient consumer spending, durable corporate earnings, labor market expansion and productivity gains, supportive fiscal policy, and the emergence and diffusion of generative artificial intelligence (“AI”) technology were among the key contributors that led to surprisingly steady economic growth. Against this backdrop of resilient growth, equity markets surged to record highs and remained near record territory as of the close of the reporting period.

Additionally, the fiscal backdrop remained supportive. A deepening commitment by governments, through policy incentives and investment outlays, to increase domestic productive capacity, onshore critical technologies, and accelerate the clean energy transition, served as key tailwinds for companies in the ETF’s clean transportation sector.

On the risk front, in addition to persistent inflation and tight borrowing costs, top-heavy market leadership from a select group of seven companies at the forefront generative AI innovations, commonly referred to as the Magnificent 7 raised concentration concerns. Additionally, sharpening geopolitical fragmentation and armed conflicts—including the continuation of the war in Ukraine and outbreak of war in Israel—injected substantial volatility into equity markets and weighed heavily on government spending decisions, international relations, commodities markets, and global supply chains. Increasing protectionism, supply chain disruptions, and commodity volatility were particularly pertinent to the ETF’s clean transportation sector.

Taken together, the above crosscurrents weighed appreciably on key asset class performance drivers, particularly clean transportation sentiment and investment, global trade activity, earnings outlooks, interest-rate levels, credit spreads, commodity prices and currency volatility.

1The price used to calculate the market price returns is the mean between the day’s last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

2See page 41 for more information on these index returns.

Management’s Discussion of Fund Performance (unaudited) (continued)

Amid this environment, the ETF underperformed its Underlying Index on a relative basis, primarily due to underweight exposures to the aforementioned Magnificent 7 stocks.

During the reporting period, which sectors were the strongest positive contributors to the ETF’s performance and which sectors were particularly weak?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s performance were industrials and consumer staples. The sectors that made the weakest contributions to the ETF’s absolute performance were financials and materials.

During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period included NVIDIA and Advanced Micro Devices (“AMD”). NVIDIA designs, develops and markets three-dimensional graphics processors and related software for the mainstream personal computer market. NVIDIA’s Compute & Networking segment provides transportation technology solutions through its data center platforms and systems for AI, high-performance computing and accelerated computing; Mellanox networking and interconnect solutions; automotive AI Cockpit, autonomous driving development agreements, and autonomous vehicle solutions; Jetson for robotics and other embedded platforms; and NVIDIA AI Enterprise and other software. AMD produces semiconductor products and devices. The company offers products such as microprocessors, embedded microprocessors, chipsets, graphics, video and multimedia products, and supplies them to third-party foundries. The company also provides assembling, testing and packaging services. AMD’s services are used heavily in transportation and logistics applications, and its green initiatives have driven many elements of corporate recycling and reuse programs in its global supply chain, such as pallet reuse, recycling and reuse of processor tray holders, and wafer shipping containers reuse.

During the same period, the weakest contributors to the ETF’s absolute performance were SolarEdge Technologies and Samsung SDI. A leader in clean energy solutions, SolarEdge provides solar power optimization and photovoltaic monitoring solutions. The company offers optimizers, inverters, monitoring equipment, tools and accessories for power harvesting, conversion and efficiency. Samsung SDI is a leader in energy-efficient technology, specializing in developing lithium-ion battery technology. The company also manufactures cathode ray tubes for televisions and computer monitors, and produces liquid crystal display components and rechargeable batteries for cellular phones, personal digital assistants, energy storage systems and solar panels.

How did the ETF’s sector weightings change during the reporting period?

The sector experiencing the largest weighting increases in the ETF during the reporting period was utilities. All other sector weights were trimmed during the reporting period, with the most substantial weighting decreases occurring in industrials and consumer discretionary.

What were the largest positions in the ETF at the end of the reporting period?

As of April 30, 2024, the two largest positions in the ETF were NextEra Energy and Taiwan Semiconductor Manufacturing Company (“TSMC”). NextEra provides sustainable energy generation and distribution services. The company generates electricity through wind, solar and natural gas. Through its subsidiaries, NextEra also operates multiple commercial nuclear power units. TSMC manufactures and markets integrated circuits. The company’s services include wafer manufacturing, wafer probing, assembly and testing, mask production, and design. TSMC’s integrated circuits are used in the computer, communication, consumer electronics, automotive and industrial equipment industries.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
Since Inception Through 04/30/2024

Fund Performance History

IQ Cleaner Transport ETF
(as of April 30, 2024)

	1 Year	Since Inception[1]
	Avg Annual	Avg Annual	Cumulative
IQ Cleaner Transport ETF Market Price[2]	12.25%	-1.91%	-4.75%
IQ Cleaner Transport ETF NAV	12.74%	-1.74%	-4.35%
IQ Candriam Cleaner Transport Index[3]	13.56%	-1.18%	-2.96%
MSCI World Index (Net)[3]	18.39%	3.58%	9.30%

1Fund Inception Date: 10/21/2021

2The price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. The market price returns do not represent returns an investor would receive if shares were traded at other times.

3The IQ Candriam Cleaner Transport Index is the underlying index of ETF. The IQ Candriam Cleaner Transport Index incorporates thematic selection criteria designed to provide exposure to equity securities of companies that support the transition to more environmentally efficient transportation technologies, such as electric vehicles, bicycles, motor vehicle parts manufacturers, and multipassenger transportation. The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Engender Equality ETF

How did IQ Engender Equality ETF perform during the 12 months ended April 30, 2024?

The Solactive Equileap US Select Gender Equality Index, the ETF’s Underlying Index, is a rules-based, equal-weighted index designed to deliver exposure to global companies that promote gender equality and are committed to women’s empowerment through equal compensation and gender balance in leadership and the workforce.

For the 12 months ended April 30, 2024 (the “reporting period”), IQ Engender Equality ETF returned 10.31% at NAV (net asset value) and 10.21% at market price.1 To compare, the ETF’s Underlying Index, the Solactive Equileap US Select Gender Equality Index,2 and the Russell 1000 Index2 returned 10.89% and 22.82%, respectively, for the reporting period.

What factors affected the ETF’s performance during the reporting period?

Stubborn inflation, and efforts by the Federal Reserve (the “Fed”) to tame it through monetary policy, exerted an outsized influence over market conditions during the reporting period. While inflation cooled considerably from its high of 9.1.% in June 2022, it remained persistently above the Fed’s target and exhibited signs of resurgence in the opening months of 2024. Consequently, interest rates stayed elevated, rising to a range of 5.25%−5.50% at the Fed’s July 2023 meeting, and remained at that level through the end of the reporting period.

Although a recession or economic slowdown did not materialize as anticipated, heightened borrowing costs weighed on market sentiment throughout the reporting period. While a repeat of the March 2023 regional banking crisis did not occur, concerns abounded over the latent impact of restrictive borrowing costs and the possibility that more areas of stress could emerge. Potentially vulnerable areas—such as commercial real estate (notably the office sector) and heavily exposed regional banks—were monitored with increasing alarm. Attention sharpened on other worrying developments as well, such as rising credit card and auto-delinquencies, along with looming debt maturations and refinancing needs for smaller companies reliant on short-term and/or floating-rate debt.

While the path of inflation and monetary policy decisions and expectations played a dominant role, other factors also wielded significant influence over market conditions. Resilient consumer spending, durable corporate earnings, labor market expansion and productivity gains, supportive fiscal policy, and the emergence and diffusion of generative artificial intelligence (“AI”) technology were among the key contributors that led to surprisingly steady economic growth. Against this backdrop of resilient growth, equity markets surged to record highs and remained near record territory as of the close of the reporting period.

On the risk front, in addition to persistent inflation and tight borrowing costs, top-heavy market leadership from a select group of seven companies at the forefront generative AI innovations, commonly referred to as the Magnificent 7, raised concentration concerns. Additionally, sharpening geopolitical fragmentation and armed conflicts—including the continuation of the war in Ukraine and outbreak of war in Israel—injected substantial volatility into equity markets and weighed heavily on government spending decisions, international relations, commodities markets and global supply chains.

Taken together, the above crosscurrents weighed appreciably on key asset class performance drivers, particularly global trade activity, earnings outlooks, interest-rate levels, credit spreads, commodity prices, currency volatility and market sentiment.

Amid this environment, the ETF underperformed its Underlying Index on a relative basis, primarily due to its equal-weighted methodology and underweight exposure to the aforementioned Magnificent 7 stocks.

1.The price used to calculate the market price returns is the mean between the day’s last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

2.See page 44 for more information on these index returns.

Management’s Discussion of Fund Performance (unaudited) (continued)

During the reporting period, which sectors were the strongest positive contributors to the ETF’s performance and which sectors were particularly weak?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s performance relative to the Underlying Index were financials and industrials. The sectors that made the weakest contributions to the ETF’s relative performance were information technology and consumer staples.

During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s performance and which stocks detracted the most?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period included Uber Technologies and DoorDash. Uber provides ride hailing services. The company develops applications for road transportation, navigation, ride sharing and payment processing solutions. DoorDash provides restaurant food delivery services. The company develops technology to connect customers with merchants through an on-demand food delivery application.

During the same period, the weakest contributors to the ETF’s absolute performance were V.F. and Illumina. V.F., an international lifestyle apparel and footwear company, owns a broad portfolio of brands in the jeanswear, outerwear, packs, footwear, sportswear and occupational apparel categories. The company offers products that are marketed to consumers shopping in specialty stores, upscale stores, traditional department stores, national chains and mass merchant outlets. Illumina develops, manufactures and markets integrated systems for the large scale analysis of genetic variation and biological function. The company provides a comprehensive line of products and services that currently serve the sequencing, genotyping and gene expression markets for genomic research centers, pharmaceutical companies, academic institutions and biotechnology companies.

How did the ETF’s sector weightings change during the reporting period?

The sectors experiencing the largest weighting increases in the ETF during the reporting period were consumer discretionary and financials. During the same period, the sectors with the most substantial weighting decreases were materials and health care.

What were the largest positions in the ETF at the end of the reporting period?

As of April 30, 2024, the two largest positions in the ETF were Hasbro and Tyler Technologies. Hasbro designs, manufactures, and markets toys, games, interactive software, puzzles, and infant products. The company’s products include a variety of games, including traditional board, card, hand-held electronic, trading card, role-playing and DVD games, as well as electronic learning aids and puzzles. Tyler Technologies provides end-to-end information management solutions and services for local governments.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
Since Inception Through 04/30/2024

Fund Performance History

IQ Engender Equality ETF
(as of April 30, 2024)

	1 Year	Since Inception[1]
	Avg Annual	Avg Annual	Cumulative
IQ Engender Equality ETF Market Price[2]	10.21%	0.85%	2.17%
IQ Engender Equality ETF NAV	10.31%	0.88%	2.25%
Solactive Equileap US Select Gender Equality Index[3]	10.89%	1.38%	3.52%
Russell 1000 Index[3]	22.82%	4.75%	12.45%

1Fund Inception Date: 10/21/2021

2The price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. The market price returns do not represent returns an investor would receive if shares were traded at other times.

3The Solactive Equileap US Select Gender Equality Index is the underlying index of ETF. The Solactive Equileap U.S. Gender Equality Index is a quantitative and investable index developed by Solactive AG. The Index is designed to track the U.S. large-, mid and small-capitalization companies that have the highest Equileap Score. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Healthy Hearts ETF

How did IQ Healthy Hearts ETF perform during the 12 months ended April 30, 2024?

The IQ Candriam Healthy Hearts Index, the ETF’s Underlying Index, is a global, modified, market-cap weighted index that consists of the top-rated companies making a positive contribution to global health-related goals, including by providing solutions for monitoring and curing heart diseases and helping people adopt a healthy lifestyle that limits cardiovascular risks.

For the 12 months ended April 30, 2024 (the “reporting period”), IQ Healthy Hearts ETF returned 4.75% at NAV (net asset value) and 4.45% at market price.1 To compare, the ETF’s Underlying Index, the IQ Candriam Healthy Hearts Index2 returned 5.35% for the reporting period. The MSCI ACWI Index (Net)2 and the MSCI World Health Care Index (Net)2 returned 17.46% and 5.17%, respectively, for the reporting period.

What factors affected the ETF’s performance during the reporting period?

Stubborn inflation, and efforts by monetary policy to tame it, exerted an outsized influence over market conditions during the reporting period. While inflation cooled considerably from its high of 9.1.% in June 2022, it remained persistently above the target set by the Federal Reserve (the “Fed”) and exhibited signs of resurgence in the opening months of 2024. Consequently, interest rates stayed elevated, rising to a range of 5.25%−5.50% at the Fed’s July 2023 meeting, and remained at that level through the end of the reporting period.

Although a recession or economic slowdown did not materialize as anticipated, heightened borrowing costs weighed on market sentiment throughout the reporting period. While a repeat of the March 2023 regional banking crisis did not occur, concerns abounded over the latent impact of restrictive borrowing costs and the possibility that more areas of stress could emerge. Potentially vulnerable areas—such as commercial real estate (notably the office sector) and heavily exposed regional banks—were monitored with increasing alarm. Attention sharpened on other worrying developments as well, such as rising credit card and auto-delinquencies, along with looming debt maturations and refinancing needs for smaller companies reliant on short-term and/or floating-rate debt.

While the path of inflation and monetary policy decisions and expectations played a dominant role, other factors also wielded significant influence over market conditions. Resilient consumer spending, durable corporate earnings, labor market expansion and productivity gains, supportive fiscal policy, and the emergence and diffusion of generative artificial intelligence (“AI”) technology were among the key contributors that led to surprisingly steady economic growth. Against this backdrop of resilient growth, equity markets surged to record highs and remained near record territory as of the close of the reporting period.

On the risk front, in addition to persistent inflation and tight borrowing costs, top-heavy market leadership from a select group of seven companies at the forefront generative AI innovations, commonly referred to as the Magnificent 7, raised concentration concerns. Additionally, sharpening geopolitical fragmentation and armed conflicts—including the continuation of the war in Ukraine and outbreak of war in Israel—injected substantial volatility into equity markets and weighed heavily on government spending decisions, international relations, commodities markets and global supply chains.

Taken together, the above crosscurrents weighed appreciably on key asset class performance drivers, particularly global trade activity, earnings outlooks, interest-rate levels, credit spreads, commodity prices, currency volatility and market sentiment.

With predominant exposures in health care, the ETF was subject to the sector’s wide dispersion in performance over the reporting period. Such performance dispersion was notably exhibited by soaring and ebbing momentum for companies linked to blockbuster GLP-1 drugs versus those dependent on weakening COVID-19 vaccine sales.

1.The price used to calculate the market price returns is the mean between the day’s last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

2.See page 47 for more information on these index returns.

Management’s Discussion of Fund Performance (unaudited) (continued)

Amid this environment, the ETF underperformed its Underlying Index on a relative basis, primarily due to underweight exposure to the aforementioned Magnificent 7 stocks.

During the reporting period, which sectors were the strongest positive contributors to the ETF’s performance and which sectors were particularly weak?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s performance were health care and communication services. The sectors that made the weakest contributions to the ETF’s relative performance were information technology and consumer discretionary.

During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period included Eli Lilly and Company and Novo Nordisk. Eli Lilly discovers, develops, manufactures and sells a wide range of products for human and animal health worldwide. Areas of focus include neuroscience, endocrinology, anti-infectives, cardiovascular agents, oncology and animal health products. Novo Nordisk develops, produces and markets pharmaceutical products. The company focuses on diabetes care, including insulin delivery systems and other diabetes products. Novo Nordisk also works in areas such as hemostasis management, growth disorders and hormone replacement therapy.

The weakest contributors to the ETF’s absolute performance were Pfizer and Nike. Pharmaceutical firm Pfizer develops and markets medicines, vaccines, medical devices and consumer healthcare products for oncology, inflammation, cardiovascular and other therapeutic areas. Nike designs, develops and markets athletic footwear, apparel, equipment and accessory products for men, women and children. The company sells its products to retail stores, as well as through its own stores, subsidiaries and distributors.

How did the ETF’s sector weightings change during the reporting period?

The two sectors experiencing the largest weighting increases in the ETF during the reporting period were health care and communication services. During the same period, the two sectors with the most substantial weighting decreases were information technology and real estate.

What were the largest positions in the ETF at the end of the reporting period?

As of April 30, 2024, the ETF’s largest positions included AstraZeneca and Novo Nordisk, the latter of which is described above. Through its subsidiaries, AstraZeneca researches, manufactures, and sells pharmaceutical and medical products. The company focuses its operations on eight therapeutic areas, including gastrointestinal, oncology, cardiovascular, respiratory, central nervous system, pain control, anesthesia and infection.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
Since Inception Through 04/30/2024

Fund Performance History

IQ Healthy Hearts ETF
(as of April 30, 2024)

	1 Year	3 Year	Since Inception[1]
	Avg Annual	Avg Annual	Avg Annual	Cumulative
IQ Healthy Hearts ETF Market Price[2]	4.45%	5.01%	6.35%	22.50%
IQ Healthy Hearts ETF NAV	4.75%	5.14%	6.41%	22.75%
IQ Candriam Healthy Hearts Index[3]	5.35%	5.60%	6.87%	24.50%
MSCI ACWI Index (Net)[3]	17.46%	4.27%	5.91%	20.84%
MSCI World Health Care Index (Net)[3]	5.17%	5.09%	5.25%	18.37%

1Fund Inception Date: 1/14/2021

2The price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. The market price returns do not represent returns an investor would receive if shares were traded at other times.

3The IQ Candriam Healthy Hearts Index is the underlying index of ETF. The IQ Candriam Healthy Hearts Index seeks to provide investors with exposure to select companies that are involved in the diagnosis and/or treatment of heart disease, or that provide goods or services that allow people to adopt or maintain a healthy lifestyle. The MSCI ACWI Index (Net) is an unmanaged free-float-adjusted market-capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The MSCI World Health Care Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the health-care sector.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Fund Expenses (unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs on purchases and sales and (2) ongoing costs, including Advisory fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other funds. Shareholders may pay brokerage commissions on their purchase and sale of a Fund, which are not reflected in the example.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, in a particular fund, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period 11/01/23 to 04/30/24” to estimate the expenses you paid on your account during this period. To the extent a Fund invests in other ETFs, that Fund will indirectly bear its pro rata share of the expenses incurred by the underlying ETF investments in which each such Fund invests. These expenses are not included in the table.

Hypothetical Example for Comparison Purposes

The second line of the table below also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. To the extent a Fund invests in other ETFs, that Fund will indirectly bear its pro rata share of the expenses incurred by the underlying fund investments in which the Fund invests. These expenses are not included in the table.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/01/2023	Ending Account Value 04/30/2024	Annualized Expense Ratios for the Period 11/01/2023 to 04/30/2024	Expenses Paid During the Period 11/01/2023 to 04/30/2024[1]
IQ Hedge Multi-Strategy Tracker ETF
Actual	$1,000.00	$1,069.60	0.54%	$2.78
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.18	0.54%	$2.72
IQ Merger Arbitrage ETF
Actual	$1,000.00	$996.80	0.77%	$3.82
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.03	0.77%	$3.87
IQ 500 International ETF
Actual	$1,000.00	$1,163.50	0.25%	$1.34
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.62	0.25%	$1.26
IQ Candriam International Equity ETF
Actual	$1,000.00	$1,186.40	0.15%	$0.82
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,024.12	0.15%	$0.75

Fund Expenses (unaudited) (continued)

	Beginning Account Value 11/01/2023	Ending Account Value 04/30/2024	Annualized Expense Ratios for the Period 11/01/2023 to 04/30/2024	Expenses Paid During the Period 11/01/2023 to 04/30/2024[1]
IQ Candriam U.S. Mid Cap Equity ETF
Actual	$1,000.00	$1,199.80	0.15%	$0.82
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,024.12	0.15%	$0.75
IQ Candriam U.S. Large Cap Equity ETF
Actual	$1,000.00	$1,171.40	0.09%	$0.49
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,024.42	0.09%	$0.45
IQ CBRE NextGen Real Estate ETF
Actual	$1,000.00	$1,092.50	0.60%	$3.12
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.88	0.60%	$3.02
IQ FTSE International Equity Currency Neutral ETF
Actual	$1,000.00	$1,193.20	0.20%	$1.09
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.87	0.20%	$1.01
IQ U.S. Large Cap R&D Leaders ETF
Actual	$1,000.00	$1,062.30	0.14%	$0.72
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,024.17	0.14%	$0.70
IQ Global Equity R&D Leaders ETF
Actual	$1,000.00	$1,223.80	0.18%	$1.00
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.97	0.18%	$0.91
IQ Clean Oceans ETF
Actual	$1,000.00	$1,209.30	0.45%	$2.47
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.63	0.45%	$2.26
IQ Cleaner Transport ETF
Actual	$1,000.00	$1,184.30	0.45%	$2.44
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.63	0.45%	$2.26
IQ Engender Equality ETF
Actual	$1,000.00	$1,227.70	0.45%	$2.49
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.63	0.45%	$2.26
IQ Healthy Hearts ETF
Actual	$1,000.00	$1,125.50	0.45%	$2.38
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.63	0.45%	$2.26

1Unless otherwise indicated, expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 182/366

Portfolio Summaries* (unaudited)

April 30, 2024

See notes to financial statements.

IQ Hedge Multi-Strategy Tracker ETF

Net Assets ($ mil): $552.2

Asset Class	% of Net Assets
Floating Rate - Investment Grade Funds	20.8%
Money Market Fund	9.8
Convertible Bond Funds	9.6
Treasury Inflation Protected Securities Funds	7.9
U.S. Dollar Fund	5.7
Bank Loan Funds	5.4
International Equity Core Funds	5.0
Merger Arbitrage Funds	5.0
U.S. Short Term Treasury Bond Fund	4.7
Emerging Equity Funds	4.5
Muni Fund	3.6
Municipals Fund	3.1
Preferred Funds	3.0
U.S. Mid Cap Core Funds	2.7
U.S. Large Cap Core Funds	2.6
Derivative Income Fund	2.5
Broad Funds	2.2
Agriculture Fund	2.1
BRIC Equity Fund	1.8
U.S. Momentum Fund	1.6
Managed Futures Funds	1.5
U.S. Large Cap Growth Funds	1.2
Mortgage Backed Funds	1.1
U.S. Small Cap Core Funds	1.0
Private Equity Replication Fund	0.8
Japan Funds	0.3
Silver Funds	0.2
Gold Fund	0.1
U.S. Factor Fund	0.1
Emerging Markets Fund	0.0 (a)
Total Investments	109.9
Other Assets and Liabilities, Net	(9.9)
Total Net Assets	100.0%

*Each Fund's portfolio is subject to change.

(a)Less than 0.05%.

IQ Merger Arbitrage ETF

Net Assets ($ mil): $266.4

Country	% of Net Assets
United States	84.2%
Japan	6.7
Canada	3.5
Australia	3.2
United Kingdom	2.2
Sweden	1.8
Germany	1.1
Total Investments	102.7
Other Assets and Liabilities, Net	(2.7)
Total Net Assets	100.0%

IQ 500 International ETF

Net Assets ($ mil): $193.8

Industry	% of Net Assets
Industrials	23.6%
Consumer Discretionary	13.2
Financials	10.4
Materials	9.6
Energy	9.4
Consumer Staples	9.3
Utilities	6.7
Communication Services	6.1
Health Care	5.8
Information Technology	4.6
Money Market Funds	3.2
Investment Companies	0.3
Total Investments	102.2
Other Assets and Liabilities, Net	(2.2)
Total Net Assets	100.0%

See notes to financial statements.

Portfolio Summaries* (unaudited) (continued)

April 30, 2024

IQ Candriam International Equity ETF

Net Assets ($ mil): $184.4

Industry	% of Net Assets
Financials	17.2%
Health Care	16.0
Industrials	13.5
Consumer Discretionary	13.3
Information Technology	11.3
Consumer Staples	7.5
Energy	5.7
Materials	5.2
Communication Services	4.2
Utilities	2.6
Real Estate	2.6
Money Market Funds	0.5
Total Investments	99.6
Other Assets and Liabilities, Net	0.4
Total Net Assets	100.0%

IQ Candriam U.S. Mid Cap Equity ETF

Net Assets ($ mil): $198.9

Industry	% of Net Assets
Industrials	19.4%
Consumer Discretionary	15.4
Health Care	14.0
Information Technology	12.9
Financials	11.6
Real Estate	9.4
Materials	6.8
Consumer Staples	3.9
Communication Services	2.8
Energy	2.8
Utilities	0.9
Money Market Funds	0.2
Total Investments	100.1
Other Assets and Liabilities, Net	(0.1)
Total Net Assets	100.0%

*Each Fund's portfolio is subject to change.

(a)Less than 0.05%.

IQ Candriam U.S. Large Cap Equity ETF

Net Assets ($ mil): $367.9

Industry	% of Net Assets
Information Technology	32.5%
Consumer Discretionary	13.3
Financials	13.0
Health Care	9.9
Communication Services	7.9
Consumer Staples	6.3
Industrials	5.6
Energy	3.3
Materials	3.1
Real Estate	2.8
Utilities	1.5
Equity Fund	0.8
Money Market Funds	0.0 (a)
Total Investments	100.0
Other Assets and Liabilities, Net	0.0 (a)
Total Net Assets	100.0%

IQ CBRE NextGen Real Estate ETF

Net Assets ($ mil): $137.1

Country	% of Net Assets
United States	71.6%
Singapore	9.5
United Kingdom	6.5
Japan	5.5
Canada	2.7
Sweden	2.7
Belgium	1.8
Total Investments	100.3
Other Assets and Liabilities, Net	(0.3)
Total Net Assets	100.0%

See notes to financial statements.

Portfolio Summaries* (unaudited) (continued)

April 30, 2024

IQ FTSE International Equity Currency Neutral ETF

Net Assets ($ mil): $579.5

Industry	% of Net Assets
Financials	18.9%
Industrials	17.0
Consumer Discretionary	12.0
Health Care	11.8
Information Technology	10.4
Consumer Staples	8.2
Materials	7.4
Energy	4.0
Communication Services	3.9
Utilities	2.9
Real Estate	2.8
Money Market Funds	1.3
Investment Companies	0.1
Total Investments	100.7
Other Assets and Liabilities, Net	(0.7)
Total Net Assets	100.0%

IQ U.S. Large Cap R&D Leaders ETF

Net Assets ($ mil): $6.7

Industry	% of Net Assets
Information Technology	35.5%
Health Care	24.6
Communication Services	17.5
Consumer Discretionary	15.0
Industrials	5.0
Financials	1.2
Consumer Staples	0.9
Materials	0.3
Money Market Fund	0.0 (a)
Total Investments	100.0
Other Assets and Liabilities, Net	0.0 (a)
Total Net Assets	100.0%

*Each Fund's portfolio is subject to change.

(a)Less than 0.05%.

IQ Global Equity R&D Leaders ETF

Net Assets ($ mil): $6.2

Industry	% of Net Assets
Information Technology	29.0%
Health Care	23.8
Consumer Discretionary	23.7
Communication Services	13.1
Industrials	7.1
Energy	0.9
Materials	0.8
Consumer Staples	0.8
Financials	0.6
Total Investments	99.8
Other Assets and Liabilities, Net	0.2
Total Net Assets	100.0%

IQ Clean Oceans ETF

Net Assets ($ mil): $5.0

Industry	% of Net Assets
Industrials	28.2%
Information Technology	27.1
Utilities	22.0
Consumer Discretionary	13.0
Materials	7.9
Consumer Staples	1.4
Financials	0.3
Total Investments	99.9
Other Assets and Liabilities, Net	0.1
Total Net Assets	100.0%

See notes to financial statements.

Portfolio Summaries* (unaudited) (continued)

April 30, 2024

IQ Cleaner Transport ETF

Net Assets ($ mil): $5.1

Industry	% of Net Assets
Information Technology	31.6%
Consumer Discretionary	26.1
Industrials	22.3
Utilities	16.1
Communication Services	3.4
Materials	0.4
Money Market Fund	0.4
Total Investments	100.3
Other Assets and Liabilities, Net	(0.3)
Total Net Assets	100.0%

IQ Engender Equality ETF

Net Assets ($ mil): $6.8

Industry	% of Net Assets
Financials	22.9%
Consumer Discretionary	18.8
Consumer Staples	14.8
Health Care	11.9
Information Technology	8.9
Communication Services	6.5
Industrials	5.2
Materials	4.1
Real Estate	4.0
Utilities	2.8
Money Market Fund	0.0 (a)
Total Investments	99.9
Other Assets and Liabilities, Net	0.1
Total Net Assets	100.0%

*Each Fund's portfolio is subject to change.

(a)Less than 0.05%.

IQ Healthy Hearts ETF

Net Assets ($ mil): $8.8

Country	% of Net Assets
United States	70.5%
United Kingdom	6.5
Denmark	5.4
Switzerland	5.3
Germany	2.6
Japan	2.6
Taiwan	1.0
Canada	1.0
Thailand	1.0
Ireland	0.6
Malaysia	0.5
Australia	0.5
Sweden	0.5
China	0.5
Italy	0.5
Spain	0.5
South Africa	0.4
Netherlands	0.4
Total Investments	100.3
Other Assets and Liabilities, Net	(0.3)
Total Net Assets	100.0%

See notes to financial statements.

Schedule of Investments — IQ Hedge Multi-Strategy Tracker ETF

April 30, 2024

	Shares	Value
Exchange Traded Vehicles — 10.2%
Agriculture Fund — 2.1%
Invesco DB Agriculture Fund*	467,980	$11,531,027
Broad Funds — 2.2%
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	751,499	10,596,136
iShares GSCI Commodity Dynamic Roll Strategy ETF(a)	52,789	1,442,723
Total Broad Funds		12,038,859
Gold Fund — 0.1%
SPDR Gold MiniShares Trust*	9,568	434,387
Silver Funds — 0.2%
abrdn Physical Silver Shares ETF*	3,397	85,502
iShares Silver Trust*(a)	33,672	809,812
Total Silver Funds		895,314
U.S. Dollar Fund — 5.7%
Invesco DB U.S. Dollar Index Bullish Fund*†(a)	1,082,196	31,362,040
Total Exchange Traded Vehicles
(Cost $54,634,232)		56,261,627
Investment Companies — 89.9%
Bank Loan Funds — 5.4%
Invesco Senior Loan ETF	797,437	16,786,049
SPDR Blackstone Senior Loan ETF	312,536	13,120,261
Total Bank Loan Funds		29,906,310
BRIC Equity Fund — 1.8%
iShares MSCI India ETF	186,687	9,773,065
Convertible Bond Funds — 9.6%
iShares Convertible Bond ETF	227,964	17,562,346
SPDR Bloomberg Convertible Securities ETF(a)	502,457	35,302,629
Total Convertible Bond Funds		52,864,975
Derivative Income Fund — 2.5%
JPMorgan Equity Premium Income ETF(a)	250,637	14,018,127
Emerging Equity Funds — 4.5%
iShares Core MSCI Emerging Markets ETF	238,275	12,306,904
Vanguard FTSE Emerging Markets ETF	292,406	12,330,761
Total Emerging Equity Funds		24,637,665
Emerging Markets Fund — 0.0%(b)
Invesco India Exchange-Traded Fund Trust	9,590	260,273
Floating Rate - Investment Grade Funds — 20.8%
iShares Floating Rate Bond ETF(c)	1,714,034	87,587,137
SPDR Bloomberg Investment Grade Floating Rate ETF	893,020	27,549,667
Total Floating Rate - Investment Grade Funds		115,136,804
International Equity Core Funds — 5.0%
iShares Core MSCI EAFE ETF	180,533	12,962,269
Vanguard FTSE Developed Markets ETF	304,477	14,754,956
Total International Equity Core Funds		27,717,225

	Shares	Value
Investment Companies (continued)
Japan Funds — 0.3%
Franklin FTSE Japan ETF	7,368	$ 215,809
JPMorgan BetaBuilders Japan ETF	23,892	1,322,183
Total Japan Equity Funds		1,537,992
Managed Futures Funds — 1.5%
iMGP DBi Managed Futures Strategy ETF(a)	194,930	5,834,255
KFA Mount Lucas Managed Futures Index Strategy ETF*(a)	53,247	1,658,128
Simplify Managed Futures Strategy ETF(a)	39,078	1,070,346
Total Managed Futures Funds		8,562,729
Merger Arbitrage Funds — 5.0%
AltShares Merger Arbitrage ETF*†	200,262	5,343,431
IQ Merger Arbitrage ETF†(a)	716,790	22,163,147
Total Merger Arbitrage Funds		27,506,578
Mortgage Backed Funds — 1.1%
iShares MBS ETF	41,025	3,673,378
Vanguard Mortgage-Backed Securities ETF(a)	50,504	2,233,287
Total Mortgage Backed Funds		5,906,665
Muni Fund — 3.6%
iShares National Muni Bond ETF(a)	187,435	19,929,964
Municipals Fund — 3.1%
Vanguard Tax-Exempt Bond Index ETF(a)	346,132	17,251,219
Preferred Funds — 3.0%
Global X U.S. Preferred ETF	119,364	2,302,532
iShares Preferred and Income Securities ETF	461,375	14,284,170
Total Preferred Funds		16,586,702
Private Equity Replication Fund — 0.8%
Invesco Global Listed Private Equity ETF	68,859	4,356,709
Treasury Inflation Protected Securities Funds — 7.9%
iShares 0-5 Year TIPS Bond ETF(a)	181,294	17,980,739
Vanguard Short-Term Inflation-Protected Securities ETF	531,603	25,410,623
Total Treasury Inflation Protected Securities Funds		43,391,362
U.S. Factor Fund — 0.1%
Invesco Exchange-Traded Fund Trust - Invesco S&P 500 Quality ETF	6,631	386,786
U.S. Large Cap Core Funds — 2.6%
Financial Select Sector SPDR Fund	128,287	5,177,663
iShares MSCI USA Quality Factor ETF	11,923	1,871,434
Materials Select Sector SPDR Fund(a)	45,234	4,009,089
Vanguard Financials ETF(a)	12,948	1,264,502
Vanguard Materials ETF	10,735	2,087,636
Total U.S. Large Cap Core Funds		14,410,324
U.S. Large Cap Growth Funds — 1.2%
Schwab U.S. Large-Cap Growth ETF	13,494	1,201,641
Vanguard Growth ETF	16,053	5,294,600
Total U.S. Large Cap Growth Funds		6,496,241

See notes to financial statements.

Schedule of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2024

	Shares	Value
Investment Companies (continued)
U.S. Mid Cap Core Funds — 2.7%
iShares Core S&P Mid-Cap ETF	149,625	$ 8,548,076
Vanguard Mid-Cap ETF	27,647	6,581,645
Total U.S. Mid Cap Core Funds		15,129,721
U.S. Momentum Fund — 1.6%
iShares MSCI USA Momentum Factor ETF(a)	51,194	9,066,969
U.S. Short Term Treasury Bond Fund — 4.7%
Vanguard Short-Term Treasury ETF	446,120	25,718,818
U.S. Small Cap Core Funds — 1.0%
iShares Core S&P Small-Cap ETF	49,128	5,128,472
SPDR Portfolio S&P 600 Small Cap ETF	16,563	673,617
Total U.S. Small Cap Core Funds		5,802,089
Total Investment Companies
(Cost $493,955,180)		496,355,312

	Shares	Value
Short-Term Investment — 9.8%
Money Market Fund — 9.8%
Dreyfus Government Cash Management Fund, Institutional Shares, 5.20%(d)(e)
(Cost $54,365,648)	54,365,648	$ 54,365,648

Total Investments — 109.9% (Cost $602,955,060)		606,982,587
Other Assets and Liabilities, Net — (9.9)%		(54,781,260)
Net Assets — 100%		$552,201,327

*Non-income producing securities.

†Affiliated fund.

(a)All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $56,091,363; total market value of collateral held by the Fund was $57,561,332. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $3,195,684.

(b)Less than 0.05%.

(c)All or a portion of these securities have been segregated as collateral for swap contracts. The total value of securities segregated amounted to $2,452,320.

(d)Reflects the 1-day yield at April 30, 2024.

(e)Represents security purchased with cash collateral received for securities on loan.

1

See notes to financial statements.

Schedule of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2024

Total Return Swap contracts outstanding at April 30, 2024:

Total Return Benchmark	Counterparty	Floating Rate(f)	Expiration Date	Payment Frequency	Notional Amount Long/ (Short)	Value/ Unrealized Appreciation/ (Depreciation)(g)
abrdn Physical Silver Shares ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	$7,626	$—
abrdn Physical Silver Shares ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	7,626	—
AGF US Market Neutral Anti-Beta Fund	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(9,339,448)	—
AGF US Market Neutral Anti-Beta Fund	Morgan Stanley	1-Day FEDEF - 10.54%	7/02/2025	Monthly	(9,339,448)	—
AltShares Merger Arbitrage ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	478,012	—
AltShares Merger Arbitrage ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	478,012	—
Consumer Discretionary Select Sector SPDR Fund	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(2,574,062)	—
Consumer Discretionary Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF - 0.05%	7/02/2025	Monthly	(2,574,062)	—
Financial Select Sector SPDR Fund	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	463,171	—
Financial Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	463,171	—
Franklin FTSE Japan ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	19,273	—
Franklin FTSE Japan ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	19,273	—
Global X U.S. Preferred ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	205,979	—
Global X U.S. Preferred ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	205,979	—
iMGP DBi Managed Futures Strategy ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	521,919	—
iMGP DBi Managed Futures Strategy ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	521,919	—
Invesco CurrencyShares British Pound Sterling Trust	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(1,519,196)	—
Invesco CurrencyShares British Pound Sterling Trust	Morgan Stanley	1-Day FEDEF - 5.64%	7/02/2025	Monthly	(1,519,196)	—
Invesco DB Agriculture Fund	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	1,031,554	—
Invesco DB Agriculture Fund	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	1,031,554	—
Invesco DB U.S. Dollar Index Bullish Fund	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	2,628,109	—
Invesco DB U.S. Dollar Index Bullish Fund	Morgan Stanley	1-Day FEDEF + 1.6%	7/02/2025	Monthly	2,628,109	—
Invesco Exchange-Traded Fund Trust - Invesco S&P 500 Quality ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	34,531	—
Invesco Exchange-Traded Fund Trust - Invesco S&P 500 Quality ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	34,531	—
Invesco Global Listed Private Equity ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	389,680	—
Invesco Global Listed Private Equity ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	389,680	—
Invesco India Exchange-Traded Fund Trust	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	23,313	—
Invesco India Exchange-Traded Fund Trust	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	23,313	—
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	947,901	—

See notes to financial statements.

Schedule of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2024

Total Return Benchmark	Counterparty	Floating Rate(f)	Expiration Date	Payment Frequency	Notional Amount Long/ (Short)	Value/ Unrealized Appreciation/ (Depreciation)(g)
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	$947,901	$ —
Invesco Senior Loan ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	1,406,645	—
Invesco Senior Loan ETF	Morgan Stanley	1-Day FEDEF	7/02/2025	Monthly	1,406,645	—
IQ Merger Arbitrage ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	1,857,210	—
IQ Merger Arbitrage ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	1,857,210	—
iShares 0-3 Month Treasury Bond ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(3,547,158)	—
iShares 0-3 Month Treasury Bond ETF	Morgan Stanley	1-Day FEDEF - 0.53%	7/02/2025	Monthly	(3,547,158)	—
iShares 0-5 Year TIPS Bond ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	1,506,743	—
iShares 0-5 Year TIPS Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	1,506,743	—
iShares Broad USD High Yield Corporate Bond ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(2,222,170)	—
iShares Broad USD High Yield Corporate Bond ETF	Morgan Stanley	1-Day FEDEF - 0.35%	7/02/2025	Monthly	(2,222,170)	—
iShares Convertible Bond ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	1,471,695	—
iShares Convertible Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	1,471,695	—
iShares Core MSCI EAFE ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	1,159,642	—
iShares Core MSCI EAFE ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	1,159,642	—
iShares Core MSCI Emerging Markets ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	1,100,971	—
iShares Core MSCI Emerging Markets ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	1,100,971	—
iShares Core S&P Mid-Cap ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	764,685	—
iShares Core S&P Mid-Cap ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	764,685	—
iShares Core S&P Small-Cap ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	458,794	—
iShares Core S&P Small-Cap ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	458,794	—
iShares Floating Rate Bond ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	7,339,697	—
iShares Floating Rate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	7,339,697	—
iShares GSCI Commodity Dynamic Roll Strategy ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	129,080	—
iShares GSCI Commodity Dynamic Roll Strategy ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	129,080	—
iShares International Treasury Bond ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(3,346,712)	—
iShares International Treasury Bond ETF	Morgan Stanley	1-Day FEDEF - 7.48%	7/02/2025	Monthly	(3,346,712)	—
iShares MBS ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	328,522	—
iShares MBS ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	328,522	—

Total Return Swap contracts outstanding at April 30, 2024: (continued)

See notes to financial statements.

Schedule of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2024

Total Return Swap contracts outstanding at April 30, 2024: (continued)

Total Return Benchmark	Counterparty	Floating Rate(f)	Expiration Date	Payment Frequency	Notional Amount Long/ (Short)	Value/ Unrealized Appreciation/ (Depreciation)(g)
iShares MSCI India ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	$874,297	$ —
iShares MSCI India ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	874,297	—
iShares MSCI USA Momentum Factor ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	811,164	—
iShares MSCI USA Momentum Factor ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	811,164	—
iShares MSCI USA Quality Factor ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	167,476	—
iShares MSCI USA Quality Factor ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	167,476	—
iShares National Muni Bond ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	1,670,125	—
iShares National Muni Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	1,670,125	—
iShares Preferred and Income Securities ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	1,277,812	—
iShares Preferred and Income Securities ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	1,277,812	—
iShares Semiconductor ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(512,506)	—
iShares Semiconductor ETF	Morgan Stanley	1-Day FEDEF - 1.38%	7/02/2025	Monthly	(512,506)	—
iShares Silver Trust	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	72,439	—
iShares Silver Trust	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	72,439	—
JPMorgan BetaBuilders Japan ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	118,262	—
JPMorgan BetaBuilders Japan ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	118,262	—
JPMorgan Equity Premium Income ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	1,254,007	—
JPMorgan Equity Premium Income ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	1,254,007	—
JPMorgan Nasdaq Equity Premium Income ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(1,457,745)	—
JPMorgan Nasdaq Equity Premium Income ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	(1,457,745)	—
KFA Mount Lucas Managed Futures Index Strategy ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	148,321	—
KFA Mount Lucas Managed Futures Index Strategy ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	148,321	—
Materials Select Sector SPDR Fund	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	358,686	—
Materials Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	358,686	—
Schwab Intermediate-Term U.S. Treasury ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(1,149,886)	—
Schwab Intermediate-Term U.S. Treasury ETF	Morgan Stanley	1-Day FEDEF - 0.78%	7/02/2025	Monthly	(1,149,886)	—
Schwab U.S. Large-Cap Growth ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	107,483	—
Schwab U.S. Large-Cap Growth ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	107,483	—
Simplify Managed Futures Strategy ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	95,755	—

See notes to financial statements.

Schedule of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2024

Total Return Benchmark	Counterparty	Floating Rate(f)	Expiration Date	Payment Frequency	Notional Amount Long/ (Short)	Value/ Unrealized Appreciation/ (Depreciation)(g)
Simplify Managed Futures Strategy ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	$95,755	$ —
SPDR Blackstone Senior Loan ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	1,173,719	—
SPDR Blackstone Senior Loan ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	1,173,719	—
SPDR Bloomberg 1-3 Month T-Bill ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(5,788,002)	—
SPDR Bloomberg 1-3 Month T-Bill ETF	Morgan Stanley	1-Day FEDEF - 0.42%	7/02/2025	Monthly	(5,788,002)	—
SPDR Bloomberg Convertible Securities ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	2,958,368	—
SPDR Bloomberg Convertible Securities ETF	Morgan Stanley	1-Day FEDEF	7/02/2025	Monthly	2,958,368	—
SPDR Bloomberg International Treasury Bond ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(5,650,948)	—
SPDR Bloomberg International Treasury Bond ETF	Morgan Stanley	1-Day FEDEF - 5.96%	7/02/2025	Monthly	(5,650,948)	—
SPDR Bloomberg Investment Grade Floating Rate ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	2,308,629	—
SPDR Bloomberg Investment Grade Floating Rate ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	2,308,629	—
SPDR Gold MiniShares Trust	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	38,817	—
SPDR Gold MiniShares Trust	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	38,817	—
SPDR Portfolio Long Term Treasury ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(42,077)	—
SPDR Portfolio Long Term Treasury ETF	Morgan Stanley	1-Day FEDEF - 0.35%	7/02/2025	Monthly	(42,077)	—
SPDR Portfolio S&P 600 Small Cap ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	60,273	—
SPDR Portfolio S&P 600 Small Cap ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	60,273	—
United States Natural Gas Fund LP	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(1,428,621)	—
United States Natural Gas Fund LP	Morgan Stanley	1-Day FEDEF - 0.77%	7/02/2025	Monthly	(1,428,621)	—
Utilities Select Sector SPDR Fund	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(2,329,159)	—
Utilities Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF - 0.46%	7/02/2025	Monthly	(2,329,159)	—
Vanguard Consumer Discretionary ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(766,091)	—
Vanguard Consumer Discretionary ETF	Morgan Stanley	1-Day FEDEF - 1.18%	7/02/2025	Monthly	(766,091)	—
Vanguard Financials ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	113,188	—
Vanguard Financials ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	113,188	—
Vanguard FTSE Developed Markets ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	1,236,457	—
Vanguard FTSE Developed Markets ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	1,236,457	—
Vanguard FTSE Emerging Markets ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	1,103,083	—
Vanguard FTSE Emerging Markets ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	1,103,083	—
Vanguard Growth ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	473,292	—
Vanguard Growth ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	473,292	—

Total Return Swap contracts outstanding at April 30, 2024: (continued)

See notes to financial statements.

Schedule of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2024

Total Return Benchmark	Counterparty	Floating Rate(f)	Expiration Date	Payment Frequency	Notional Amount Long/ (Short)	Value/ Unrealized Appreciation/ (Depreciation)(g)
Vanguard Intermediate-Term Treasury ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	$(3,482,871)	$ —
Vanguard Intermediate-Term Treasury ETF	Morgan Stanley	1-Day FEDEF - 0.76%	7/02/2025	Monthly	(3,482,871)	—
Vanguard Long-Term Treasury ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(55,393)	—
Vanguard Long-Term Treasury ETF	Morgan Stanley	1-Day FEDEF - 0.35%	7/02/2025	Monthly	(55,393)	—
Vanguard Materials ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	186,886	—
Vanguard Materials ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	186,886	—
Vanguard Mid-Cap ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	588,484	—
Vanguard Mid-Cap ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	588,484	—
Vanguard Mortgage-Backed Securities ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	199,830	—
Vanguard Mortgage-Backed Securities ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	199,830	—
Vanguard Short-Term Inflation-Protected Securities ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	2,129,394	—
Vanguard Short-Term Inflation-Protected Securities ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	2,129,394	—
Vanguard Short-Term Treasury ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	2,155,188	—
Vanguard Short-Term Treasury ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	2,155,188	—
Vanguard Tax-Exempt Bond Index ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	1,445,659	—
Vanguard Tax-Exempt Bond Index ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2025	Monthly	1,445,659	—
Vanguard Utilities ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(1,031,551)	—
Vanguard Utilities ETF	Morgan Stanley	1-Day FEDEF - 0.98%	7/02/2025	Monthly	(1,031,551)	—
Xtrackers USD High Yield Corporate Bond ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(644,376)	—
Xtrackers USD High Yield Corporate Bond ETF	Morgan Stanley	1-Day FEDEF-0.78%	7/02/2025	Monthly	(644,376)	—
						$—

Cash posted has been segregated as collateral for swaps with Merrill Lynch in the amount of $500,000 at April 30, 2024.

The total value of securities segregated as collateral for swap contracts with counterparty Morgan Stanley amounted to $2,452,320 and with Merrill Lynch amounted to $– at April 30, 2024. The Fund either receives fees from, or pays to the counterparty, the total return of the benchmark and the agreed-upon financing rate.

(f)Portfolio pays or receives the floating rate and receives or pays the total return of the reference rate entity.

(g)Reflects the value at reset date of April 30, 2024.

Abbreviation

FEDEF — Federal Funds Effective Rate

Total Return Swap contracts outstanding at April 30, 2024: (continued)

See notes to financial statements.

Schedule of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2024

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2024. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(h)
Exchange Traded Vehicles	$56,261,627	$—	$—	$56,261,627
Investment Companies	496,355,312	—	—	496,355,312
Short-Term Investment:
Money Market Fund	54,365,648	—	—	54,365,648
Total Investments in Securities	606,982,587	—	—	606,982,587
Other Financial Instruments:(i)
Swap Contracts	—	—	—	—
Total Investments in Securities and Other Financial Instruments	$606,982,587	$—	$—	$606,982,587
Liability Valuation Inputs
Other Financial Instruments:(i)
Swap Contracts	$—	$—	$—	$—

(h)For a complete listing of investments and their industries, see the Schedule of Investments.

(i)Reflects the unrealized appreciation (depreciation) of the instruments.

For the year ended April 30, 2024, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)

A summary of the Fund’s transactions with any affiliated fund during the year ended April 30, 2024 is as follows:

Affiliated Holdings

	Shares at 04/30/2023	Value ($) at 04/30/2023	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation/ (Depreciation) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Shares at 04/30/2024	Value ($) at 04/30/2024
AltShares Merger Arbitrage ETF	—	—	10,248,690	(5,214,599)	192,144	117,196	—	—	200,262	5,343,431
Invesco DB U.S. Dollar Index Bullish Fund(j)	551,670	15,308,843	33,846,128	(19,340,307)	796,568	750,808	—	—	1,082,196	31,362,040
IQ Merger Arbitrage ETF	—	—	40,288,290	(18,026,516)	110,711	(209,338)	362,084	—	716,790	22,163,147
IQ Ultra Short Duration ETF	390,345	18,603,843	33,162	(18,566,076)	(221,397)	150,468	115,733	—	—	—
	942,015	33,912,686	84,416,270	(61,147,498)	878,026	809,134	477,817	—	1,999,248	58,868,618

(j)As of April 30, 2023, this security was not an affiliate of the Fund.

See notes to financial statements.

Schedule of Investments — IQ Merger Arbitrage ETF

April 30, 2024

	Shares	Value
Common Stocks — 92.8%
Consumer Discretionary — 8.8%
Capri Holdings Ltd.*	284,509	$10,094,379
Carrols Restaurant Group, Inc.	102,613	976,876
ContextLogic, Inc., Class A*	115,167	639,177
Redrow PLC	271,963	2,189,653
Six Flags Entertainment Corp.*	276,442	6,518,502
Vizio Holding Corp., Class A*	273,830	2,902,598
Total Consumer Discretionary		23,321,185
Consumer Staples — 0.2%
Accrol Group Holdings PLC*	1,201,214	576,068
Energy — 22.6%
Enerplus Corp.	97,074	1,902,830
Equitrans Midstream Corp.	1,223,037	16,547,690
Hess Corp.	123,394	19,433,321
MMA Offshore Ltd.*	680,651	1,157,991
NuStar Energy LP	75,787	1,710,512
Pioneer Natural Resources Co.	72,115	19,422,012
Total Energy		60,174,356
Financials — 8.2%
Discover Financial Services	136,394	17,285,212
Mattioli Woods PLC	111,165	1,102,421
National Western Life Group, Inc., Class A	2,830	1,383,361
Virgin Money UK PLC	758,021	2,029,286
Total Financials		21,800,280
Health Care — 18.5%
Amedisys, Inc.*	76,826	7,071,833
Axonics, Inc.*	93,474	6,222,564
Catalent, Inc.*	262,232	14,645,657
Cerevel Therapeutics Holdings, Inc.*	176,336	7,531,311
Fusion Pharmaceuticals, Inc.*	306,689	6,572,345
Inhibrx, Inc.*	46,504	1,582,996
MorphoSys AG*(a)	10,127	716,837
Olink Holding AB*	211,945	4,881,094
Total Health Care		49,224,637
Industrials — 5.5%
Chilled & Frozen Logistics Holdings Co., Ltd.	23,387	496,378
Hawaiian Holdings, Inc.*	125,110	1,588,897
Masonite International Corp.*	42,944	5,692,227
McGrath RentCorp(a)	25,985	2,771,560
SP Plus Corp.*	38,993	1,990,983
Sterling Check Corp.*	149,012	2,254,552
Total Industrials		14,794,597
Information Technology — 14.6%
Altium Ltd.	72,411	3,103,799
ANSYS, Inc.*	51,740	16,809,291
Everbridge, Inc.*	56,328	1,957,398
Juniper Networks, Inc.	361,565	12,589,693
Roland DG Corp.	25,575	905,238
Shinko Electric Industries Co., Ltd.	100,451	3,568,272
Total Information Technology		38,933,691
Materials — 13.2%
Adbri Ltd.*	394,484	806,899
Alumina Ltd.*	1,883,650	1,987,617
CSR Ltd.	249,532	1,440,480
Haynes International, Inc.	34,865	2,097,130

	Shares	Value
Common Stocks (continued)
Materials (continued)
JSR Corp.*(a)	468,287	$ 12,894,148
United States Steel Corp.	440,196	16,067,154
Total Materials		35,293,428
Real Estate — 0.4%
Tricon Residential, Inc.	84,194	944,988
Utilities — 0.8%
Encavis AG*	119,658	2,162,270
Total Common Stocks
(Cost $256,883,013)		247,225,500
Rights — 0.1%
Health Care — 0.1%
Chinook Therapeutics, Inc.*(b)	435,560	169,868
Epizyme, Inc.*(b)	1,957,185	39,144
Radius Health, Inc.*(b)	177,390	14,191
Supernus Pharmaceuticals, Inc., expires 12/31/24*(b)	333,265	19,996
Supernus Pharmaceuticals, Inc., expires 12/31/25*(b)	333,265	19,996
Total Rights
(Cost $0)		263,195
Short-Term Investments — 9.8%
Money Market Funds — 9.8%
Dreyfus Government Cash Management Fund, Institutional Shares, 5.20%(c)(d)	12,743,710	12,743,710
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 5.28%(c)	13,360,677	13,360,677
Total Short-Term Investments
(Cost $26,104,387)		26,104,387
Total Investments — 102.7% (Cost $282,987,400)		273,593,082
Other Assets and Liabilities, Net — (2.7)%		(7,242,969)
Net Assets — 100%		$266,350,113

*Non-income producing securities.

(a)All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $12,658,171; total market value of collateral held by the Fund was $13,349,500. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $605,790.

(b)Securities are fair valued as determined in good faith in accordance with the procedures established by the Board of Trustees. The securities are fair valued using significant unobservable inputs.

(c)Reflects the 1-day yield at April 30, 2024.

(d)Represents security purchased with cash collateral received for securities on loan.

See notes to financial statements.

Schedule of Investments — IQ Merger Arbitrage ETF (continued)

April 30, 2024

Total Return Swap contracts outstanding at April 30, 2024:

Total Return Benchmark	Counterparty	Floating Rate(e)	Expiration Date	Payment Frequency	Notional Amount Long/ (Short)	Value/ Unrealized Appreciation/ (Depreciation)(f)
Consumer Discretionary Select Sector SPDR Fund	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	$(3,466,036)	$—
Consumer Discretionary Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF - 0.05%	2/05/2025	Monthly	(3,466,036)	—
Energy Select Sector SPDR Fund	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(19,532,681)	—
Energy Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF - 0.10%	2/05/2025	Monthly	(19,532,681)	—
Industrial Select Sector SPDR Fund	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(629,960)	—
Industrial Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF - 0.15%	2/05/2025	Monthly	(629,960)	—
iShares Exponential Technologies ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(330,556)	—
iShares Exponential Technologies ETF	Morgan Stanley	1-Day FEDEF - 0.83%	2/05/2025	Monthly	(330,556)	—
iShares U.S. Financial Services ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(8,540,548)	—
iShares U.S. Financial Services ETF	Morgan Stanley	1-Day FEDEF - 0.83%	2/05/2025	Monthly	(8,540,548)	—
Materials Select Sector SPDR Fund	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(851,468)	—
Materials Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF - 0.25%	2/05/2025	Monthly	(851,468)	—
SPDR S&P Oil & Gas Exploration & Production ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(8,300,030)	—
SPDR S&P Oil & Gas Exploration & Production ETF	Morgan Stanley	1-Day FEDEF - 1.40%	2/05/2025	Monthly	(8,300,030)	—
Technology Select Sector SPDR Fund	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(3,918,334)	—
Technology Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF - 0.05%	2/05/2025	Monthly	(3,918,334)	—
Vanguard FTSE Europe ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(1,110,684)	—
Vanguard FTSE Europe ETF	Morgan Stanley	1-Day FEDEF	2/05/2025	Monthly	(1,110,684)	—
						$—

At April 30, 2024 there was no collateral held or posted. The Fund either receives fees from, or pays to the counterparty, the total return of the benchmark and the agreed-upon financing rate.

(e)Portfolio pays or receives the floating rate and receives or pays the total return of the reference rate entity.

(f)Reflects the value at reset date of April 30, 2024.

Abbreviation

FEDEF — Federal Funds Effective Rate

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2024. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Description	Level 1	Level 2	Level 3		Total
Asset Valuation Inputs
Investments in Securities:(g)
Common Stocks	$247,225,500	$—	$—		$247,225,500
Rights	—	—	263,195	(h)	263,195
Short-Term Investments:
Money Market Funds	26,104,387	—	—		26,104,387
Total Investments in Securities	273,329,887	—	263,195		273,593,082
Other Financial Instruments:(i)
Swap Contracts	—	—	—		—
Total Investments in Securities and Other Financial Instruments	$273,329,887	$—	$263,195		$273,593,082
Liability Valuation Inputs
Other Financial Instruments:(i)
Swap Contracts	$—	$—	$—		$—

(g)For a complete listing of investments and their industries, see the Schedule of Investments.

(h)The Level 3 securities, valued in total at $263,195, have been fair valued in good faith in accordance with procedures established by the Board of Trustees.

(i)Reflects the unrealized appreciation (depreciation) of the instruments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period. (See Note 2)

See notes to financial statements.

Schedule of Investments — IQ 500 International ETF

April 30, 2024

	Shares	Value
Common Stocks — 97.5%
Australia — 4.5%
AGL Energy Ltd.	24,573	$150,948
Ampol Ltd.	10,503	251,049
ANZ Group Holdings Ltd.	10,308	188,489
Aristocrat Leisure Ltd.	5,227	135,495
BHP Group Ltd.	35,082	980,246
BlueScope Steel Ltd.	11,817	175,644
Coles Group Ltd.	26,265	276,635
Commonwealth Bank of Australia	2,766	205,726
Downer EDI Ltd.	66,582	204,070
EBOS Group Ltd.	4,548	94,356
Fortescue Ltd.	17,105	289,341
Glencore PLC	316,828	1,855,433
GrainCorp Ltd., Class A	28,971	161,222
Metcash Ltd.	62,498	159,897
National Australia Bank Ltd.	7,786	170,888
Origin Energy Ltd.	24,868	157,443
Qantas Airways Ltd.*	38,663	148,124
Ramsay Health Care Ltd.	5,617	190,577
Rio Tinto PLC	14,719	1,008,507
Sonic Healthcare Ltd.	8,843	153,719
South32 Ltd.	48,504	113,071
Telstra Group Ltd.	77,398	184,448
Viva Energy Group Ltd.	78,488	174,814
Wesfarmers Ltd.	10,825	469,482
Westpac Banking Corp.	10,201	171,960
Woodside Energy Group Ltd.	7,331	134,386
Woolworths Group Ltd.	18,903	391,562
Worley Ltd.	15,598	152,840
Total Australia		8,750,372
Austria — 0.5%
Mondi PLC	8,369	159,179
OMV AG	11,836	565,457
Verbund AG	1,661	127,164
voestalpine AG	7,049	189,334
Total Austria		1,041,134
Belgium — 0.9%
Anheuser-Busch InBev SA	13,821	829,943
Colruyt Group NV	4,781	221,968
KBC Group NV	2,021	151,051
Solvay SA	1,959	63,699
Syensqo SA*	1,959	182,634
Umicore SA(a)	9,780	218,140
Total Belgium		1,667,435
Canada — 7.0%
Air Canada*	13,870	205,145
Alimentation Couche-Tard, Inc.	17,060	947,467
AltaGas Ltd.	8,165	179,364
Bank of Montreal	2,818	252,232
Bank of Nova Scotia (The)	5,259	241,772
Barrick Gold Corp.	9,282	154,582
BCE, Inc.	6,536	215,179
Brookfield Corp.	17,114	687,874
Canadian Imperial Bank of Commerce	4,706	220,117
Canadian National Railway Co.	1,965	238,987
Canadian Natural Resources Ltd.	4,957	376,398
Canadian Pacific Kansas City Ltd.	1,782	140,085
Canadian Tire Corp., Ltd., Class A(a)	1,343	130,004

	Shares	Value
Common Stocks (continued)
Canada (continued)
CCL Industries, Inc., Class B	2,637	$ 134,936
Cenovus Energy, Inc.	23,708	488,017
CGI, Inc.*	2,355	239,108
Empire Co., Ltd., Class A	9,578	223,581
Enbridge, Inc.	24,176	861,386
George Weston Ltd.	4,186	552,009
Gibson Energy, Inc.	8,350	137,237
Great-West Lifeco, Inc.	11,265	333,805
Imperial Oil Ltd.	6,948	478,675
Intact Financial Corp.	918	151,193
Keyera Corp.	6,042	155,333
Loblaw Cos. Ltd.	5,736	630,277
Magna International, Inc.	7,047	337,513
Metro, Inc.	3,295	168,893
Nutrien Ltd.	7,930	418,997
Parkland Corp.	14,647	452,145
Pembina Pipeline Corp.	5,844	206,051
Power Corp. of Canada	12,487	333,387
Restaurant Brands International, Inc.	2,767	210,347
Rogers Communications, Inc., Class B	4,158	156,078
Royal Bank of Canada	4,035	391,179
Saputo, Inc.	6,602	127,201
Sun Life Financial, Inc.	4,332	221,637
Suncor Energy, Inc.	11,778	450,339
TC Energy Corp.(a)	5,881	211,123
Teck Resources Ltd., Class B	3,948	194,519
TELUS Corp.	10,745	172,924
TFI International, Inc.	1,348	175,907
Thomson Reuters Corp.	1,229	186,007
Toronto-Dominion Bank (The)	6,203	368,744
West Fraser Timber Co., Ltd.	2,148	164,854
WSP Global, Inc.	1,423	216,363
Total Canada		13,538,971
Denmark — 0.9%
Carlsberg A/S, Class B	932	126,024
DSV A/S	2,869	410,401
ISS A/S	10,303	193,790
Novo Nordisk A/S, Class B	5,341	691,118
Orsted A/S*(a)	2,239	123,805
Vestas Wind Systems A/S*	5,684	153,521
Total Denmark		1,698,659
Finland — 1.0%
Fortum OYJ(a)	59,634	789,398
Kesko OYJ, Class B	7,394	126,734
Kone OYJ, Class B	2,732	133,791
Neste OYJ	4,554	103,913
Nokia OYJ	81,730	298,132
Outokumpu OYJ(a)	28,059	114,159
Stora Enso OYJ, Class R(a)	13,801	185,198
UPM-Kymmene OYJ	5,383	189,481
Total Finland		1,940,806
France — 11.3%
Accor SA	3,946	174,299
Air France-KLM*(a)	20,122	207,367
Air Liquide SA	2,894	569,003
Airbus SE	6,198	1,025,103
Alstom SA(a)	6,815	108,394

See notes to financial statements.

Schedule of Investments — IQ 500 International ETF (continued)

April 30, 2024

	Shares	Value
Common Stocks (continued)
France (continued)
Arkema SA	1,772	$ 183,883
Atos SE*(a)	19,136	41,414
AXA SA(a)	21,177	734,559
BNP Paribas SA	9,595	693,645
Bollore SE	69,863	455,679
Bouygues SA(a)	22,137	819,223
Bureau Veritas SA	5,088	149,175
Capgemini SE	2,345	496,215
Carrefour SA	40,840	689,524
Cie de Saint-Gobain SA	11,166	891,389
Cie Generale des Etablissements Michelin SCA	8,384	324,341
Credit Agricole SA	27,120	421,924
Danone SA	6,219	390,071
Dassault Systemes SE	3,652	144,599
Eiffage SA	3,817	409,359
Engie SA*(a)	63,788	1,109,706
EssilorLuxottica SA	1,993	427,910
Forvia SE*	12,242	196,347
Kering SA	439	154,903
Legrand SA	1,698	175,859
L’Oreal SA	1,265	594,674
LVMH Moet Hennessy Louis Vuitton SE	1,788	1,480,521
Orange SA	52,429	584,426
Pernod Ricard SA	787	119,494
Publicis Groupe SA	3,908	433,953
Renault SA	9,132	456,390
Rexel SA	11,377	297,189
Safran SA	2,010	438,867
SCOR SE	5,791	189,725
Societe Generale SA	13,154	357,110
Sodexo SA	5,023	439,069
SPIE SA	5,672	207,295
Technip Energies NV	6,951	165,297
Teleperformance SE*	797	72,846
Thales SA	1,825	308,222
TotalEnergies SE	31,178	2,286,602
Valeo SE	10,257	130,950
Veolia Environnement SA	15,595	486,744
Vinci SA	13,398	1,579,429
Vivendi SE	23,313	238,457
Total France		21,861,151
Germany — 10.4%
adidas AG	1,568	379,581
Allianz SE	3,420	974,917
Aurubis AG	2,707	217,665
BASF SE	23,413	1,230,570
Bayer AG	10,968	320,750
Bayerische Motoren Werke AG	11,016	1,206,750
Bechtle AG	3,175	153,788
Beiersdorf AG	1,030	154,792
Brenntag SE	3,787	303,128
Continental AG	4,017	261,320
Covestro AG*	5,808	291,757
Daimler Truck Holding AG	12,228	553,197
Deutsche Bank AG	24,141	387,452
Deutsche Lufthansa AG*	41,942	301,101
Deutsche Post AG	50,182	2,106,589

	Shares	Value
Common Stocks (continued)
Germany (continued)
Deutsche Telekom AG	61,932	$ 1,423,092
E.ON SE	85,284	1,130,761
Evonik Industries AG	11,824	247,105
Fresenius Medical Care AG	10,361	438,711
Fresenius SE & Co. KGaA	20,458	611,839
Hannover Rueck SE	1,095	272,102
Heidelberg Materials AG	4,143	419,248
Infineon Technologies AG	6,234	218,103
KION Group AG	3,577	165,917
LANXESS AG	3,346	94,917
Mercedes-Benz Group AG	14,087	1,068,541
Merck KGaA	2,016	321,080
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,247	549,612
ProSiebenSat.1 Media SE	13,736	107,217
RWE AG	9,144	319,033
Salzgitter AG	4,584	118,616
SAP SE	5,439	986,921
Siemens AG	5,389	1,013,574
Siemens Energy AG*	14,212	293,288
Siemens Healthineers AG	9,537	531,289
thyssenkrupp AG	67,932	341,974
TUI AG*	44,836	317,759
United Internet AG	8,863	214,555
Zalando SE*	3,241	85,458
Total Germany		20,134,069
Hong Kong — 0.7%
AIA Group Ltd.	24,857	183,697
CLP Holdings Ltd.	21,823	172,158
Nine Dragons Paper Holdings Ltd.*	185,290	82,444
Orient Overseas International Ltd.	19,510	285,121
Skyworth Group Ltd.	267,633	110,527
Techtronic Industries Co., Ltd.	12,867	179,979
WH Group Ltd.	542,099	396,462
Total Hong Kong		1,410,388
Ireland — 0.2%
Kerry Group PLC, Class A	1,336	115,425
Smurfit Kappa Group PLC	5,244	229,162
Total Ireland		344,587
Israel — 0.3%
ICL Group Ltd.	23,206	109,550
Teva Pharmaceutical Industries Ltd.*	25,926	366,199
Total Israel		475,749
Italy — 3.6%
A2A SpA	157,080	311,647
Assicurazioni Generali SpA	28,120	688,545
Coca-Cola HBC AG*	5,037	163,353
Enel SpA	254,454	1,681,704
Eni SpA	69,432	1,123,705
Hera SpA	74,812	271,177
Intesa Sanpaolo SpA	93,515	352,570
Iveco Group NV	14,488	182,876
Leonardo SpA	19,593	453,147
Nexi SpA*	16,015	93,806
Poste Italiane SpA	20,716	264,036
Prysmian SpA	4,334	237,176

See notes to financial statements.

Schedule of Investments — IQ 500 International ETF (continued)

April 30, 2024

	Shares	Value
Common Stocks (continued)
Italy (continued)
Saipem SpA*(a)	104,741	$ 242,357
Saras SpA(a)	91,572	173,308
Telecom Italia SpA*(a)	708,909	168,959
UniCredit SpA	9,651	356,844
Unipol Gruppo SpA	25,689	231,282
Total Italy		6,996,492
Japan — 31.0%
Aeon Co., Ltd.	32,892	690,175
AGC, Inc.	3,966	147,006
Aisin Corp.	11,823	450,260
Ajinomoto Co., Inc.	4,059	151,537
Alfresa Holdings Corp.	20,274	300,957
ANA Holdings, Inc.	8,426	160,633
Asahi Group Holdings Ltd.	6,168	211,852
Asahi Kasei Corp.	37,436	261,801
Astellas Pharma, Inc.	12,500	120,262
Bridgestone Corp.	6,490	287,826
Canon, Inc.	19,355	526,416
Central Japan Railway Co.	6,875	158,020
Chubu Electric Power Co., Inc.	27,888	358,868
Chugai Pharmaceutical Co., Ltd.	6,359	204,067
Chugoku Electric Power Co., Inc. (The)	27,714	191,171
Cosmo Energy Holdings Co., Ltd.	5,645	271,515
CyberAgent, Inc.	16,080	101,130
Dai Nippon Printing Co., Ltd.	7,447	217,970
Dai-ichi Life Holdings, Inc.	17,262	400,273
Daiichi Sankyo Co., Ltd.	4,009	136,652
Daikin Industries Ltd.	1,763	243,615
Denso Corp.	32,828	561,475
Dentsu Group, Inc.	5,946	161,303
East Japan Railway Co.	14,082	258,884
Electric Power Development Co., Ltd.	10,169	173,280
ENEOS Holdings, Inc.	211,146	980,692
Fast Retailing Co., Ltd.	1,023	270,109
FUJIFILM Holdings Corp.	10,812	232,022
Fujitsu Ltd.	36,901	571,108
Hakuhodo DY Holdings, Inc.	14,647	137,102
Hankyu Hanshin Holdings, Inc.	4,645	122,025
Hitachi Ltd.	14,829	1,377,689
Honda Motor Co., Ltd.	92,554	1,065,725
Idemitsu Kosan Co., Ltd.	121,286	828,150
Inpex Corp.	16,317	248,076
Isuzu Motors Ltd.	16,355	207,809
ITOCHU Corp.	40,582	1,840,264
Japan Airlines Co., Ltd.	7,748	137,836
Japan Post Bank Co., Ltd.(a)	16,702	170,188
Japan Post Holdings Co., Ltd.	58,340	560,174
Japan Post Insurance Co., Ltd.	10,516	197,236
Japan Tobacco, Inc.(a)	12,276	331,151
JFE Holdings, Inc.	37,539	563,210
JTEKT Corp.	18,802	146,244
Kajima Corp.	26,676	514,144
Kansai Electric Power Co., Inc. (The)	29,960	449,024
Kao Corp.	4,055	168,137
Kawasaki Heavy Industries Ltd.	8,593	267,403
Kawasaki Kisen Kaisha Ltd.	17,724	249,025

	Shares	Value
Common Stocks (continued)
Japan (continued)
KDDI Corp.	20,249	$ 566,172
Keyence Corp.	275	122,851
Kintetsu Group Holdings Co., Ltd.	5,133	132,268
Kirin Holdings Co., Ltd.	11,957	174,798
Kobe Steel Ltd.	29,182	358,551
Komatsu Ltd.	10,946	330,748
Konica Minolta, Inc.	31,769	105,988
Kubota Corp.	14,647	236,926
Kyocera Corp.	17,372	213,335
Kyushu Electric Power Co., Inc.	31,400	292,620
Lixil Corp.	8,144	87,824
LY Corp.	93,561	227,771
Marubeni Corp.	54,700	981,621
Mazda Motor Corp.	23,487	269,250
Medipal Holdings Corp.	23,086	362,358
Mitsubishi Chemical Group Corp.	72,330	423,551
Mitsubishi Corp.	115,443	2,655,633
Mitsubishi Electric Corp.	32,118	565,966
Mitsubishi Heavy Industries Ltd.	117,835	1,061,425
Mitsubishi Materials Corp.	9,300	182,791
Mitsubishi Motors Corp.	39,264	124,355
Mitsubishi UFJ Financial Group, Inc.	57,522	577,358
Mitsui & Co., Ltd.	32,104	1,558,431
Mitsui Chemicals, Inc.	7,317	209,422
Mitsui OSK Lines Ltd.	7,969	252,695
Mizuho Financial Group, Inc.	15,173	294,271
MS&AD Insurance Group Holdings, Inc.	22,401	405,201
Murata Manufacturing Co., Ltd.	10,941	201,869
NEC Corp.	10,836	791,879
NIDEC CORP	3,644	170,732
Nintendo Co., Ltd.	3,553	174,303
NIPPON EXPRESS HOLDINGS INC	5,488	281,296
Nippon Paint Holdings Co., Ltd.	15,903	102,624
Nippon Sanso Holdings Corp.	7,435	222,296
Nippon Steel Corp.	29,422	662,049
Nippon Telegraph & Telephone Corp.	1,169,375	1,269,210
Nippon Yusen K.K.	14,134	401,121
Nissan Motor Co., Ltd.	135,827	502,085
Nitto Denko Corp.	2,103	174,665
Nomura Holdings, Inc.	33,403	191,038
Nomura Research Institute Ltd.	5,795	141,225
NTT Data Group Corp.	32,397	509,327
Obayashi Corp.	18,249	204,332
Oji Holdings Corp.	44,119	173,459
ORIX Corp.	9,121	187,851
Osaka Gas Co., Ltd.	11,189	248,858
Otsuka Corp.	8,816	176,359
Otsuka Holdings Co., Ltd.	6,225	266,698
Pan Pacific International Holdings Corp.	8,953	211,984
Panasonic Holdings Corp.	53,706	471,653
Persol Holdings Co., Ltd.	93,660	130,463
Rakuten Group, Inc.*	36,067	174,989
Recruit Holdings Co., Ltd.	17,031	746,977
Renesas Electronics Corp.	13,175	220,065
Resonac Holdings Corp.	8,906	193,893
Ricoh Co., Ltd.	29,407	255,360
Secom Co., Ltd.	3,079	214,834

See notes to financial statements.

Schedule of Investments — IQ 500 International ETF (continued)

April 30, 2024

	Shares	Value
Common Stocks (continued)
Japan (continued)
Seiko Epson Corp.	11,201	$ 185,349
Sekisui Chemical Co., Ltd.	9,809	143,459
Sekisui House Ltd.	7,822	180,234
Seven & I Holdings Co., Ltd.	68,889	893,042
SG Holdings Co., Ltd.	13,212	154,860
Sharp Corp.*	22,968	121,287
Shimizu Corp.	44,020	273,438
Shin-Etsu Chemical Co., Ltd.	9,473	372,924
SoftBank Corp.	54,958	667,396
SoftBank Group Corp.	27,098	1,362,950
Sojitz Corp.(a)	11,582	298,741
Sompo Holdings, Inc.	15,744	312,149
Sony Group Corp.	14,564	1,211,006
Subaru Corp.	13,671	306,841
Sumitomo Chemical Co., Ltd.(a)	83,414	178,792
Sumitomo Corp.	34,591	913,326
Sumitomo Electric Industries Ltd.	22,972	356,335
Sumitomo Forestry Co., Ltd.	6,608	205,129
Sumitomo Metal Mining Co., Ltd.	4,235	143,010
Sumitomo Mitsui Financial Group, Inc.	6,790	387,470
Suntory Beverage & Food Ltd.	4,046	131,794
Suzuken Co., Ltd.	9,656	286,063
Suzuki Motor Corp.	29,053	339,889
T&D Holdings, Inc.	11,277	184,671
Taisei Corp.	7,832	287,270
Takeda Pharmaceutical Co., Ltd.	13,664	360,605
TDK Corp.	7,104	319,796
Tohoku Electric Power Co., Inc.	44,425	343,989
Tokio Marine Holdings, Inc.	14,710	466,543
Tokyo Electric Power Co. Holdings, Inc.*	150,815	946,014
Tokyo Electron Ltd.	1,684	375,827
Tokyo Gas Co., Ltd.	13,132	295,327
Tokyu Corp.	9,899	117,537
TOPPAN Holdings, Inc.	12,363	294,453
Toray Industries, Inc.	40,507	185,900
Toyota Boshoku Corp.	8,645	128,166
Toyota Industries Corp.	4,428	422,920
Toyota Motor Corp.	130,099	3,007,658
Toyota Tsusho Corp.	18,928	1,212,431
West Japan Railway Co.	7,826	148,896
Yamada Holdings Co., Ltd.	43,995	126,004
Yamaha Motor Co., Ltd.	17,892	167,817
Yamato Holdings Co., Ltd.	13,446	178,323
Zensho Holdings Co., Ltd.	5,250	204,675
Total Japan		60,029,471
Luxembourg — 0.6%
APERAM SA	3,654	107,210
ArcelorMittal SA	38,869	980,421
Eurofins Scientific SE(a)	2,531	155,882
Total Luxembourg		1,243,513
Netherlands — 2.2%
Aegon Ltd.(a)	33,462	209,524
Akzo Nobel NV	2,081	138,269
ASML Holding NV	579	515,524
Heineken Holding NV	4,337	350,353
Heineken NV(a)	3,399	331,821

	Shares	Value
Common Stocks (continued)
Netherlands (continued)
ING Groep NV	12,723	$ 202,185
Koninklijke Ahold Delhaize NV	25,247	767,752
Koninklijke Philips NV*	14,246	384,624
NN Group NV	4,092	189,673
OCI NV(a)	4,469	120,896
Pluxee NV*	5,023	155,164
Randstad NV	8,160	411,826
Universal Music Group NV	9,546	282,737
Wolters Kluwer NV	1,146	172,470
Total Netherlands		4,232,818
Norway — 1.1%
Aker BP ASA	5,235	128,580
Equinor ASA	57,065	1,540,487
Norsk Hydro ASA	39,264	244,289
Telenor ASA	16,303	188,290
Total Norway		2,101,646
Portugal — 0.4%
EDP - Energias de Portugal SA*	43,989	165,847
Galp Energia SGPS SA	20,116	434,485
Jeronimo Martins SGPS SA	12,177	251,943
Total Portugal		852,275
Singapore — 0.5%
DBS Group Holdings Ltd.	6,064	155,185
Jardine Cycle & Carriage Ltd.	8,153	158,427
Oversea-Chinese Banking Corp., Ltd.	18,646	194,834
Singapore Airlines Ltd.	37,816	181,350
Singapore Telecommunications Ltd.	90,483	157,910
STMicroelectronics NV	5,024	202,227
Total Singapore		1,049,933
Spain — 3.1%
Acciona SA(a)	1,127	130,989
Acerinox SA	14,093	152,499
ACS Actividades de Construccion y Servicios SA	17,905	719,470
Banco Bilbao Vizcaya Argentaria SA	44,319	482,176
Banco Santander SA(a)	160,914	786,822
Cia de Distribucion Integral Logista Holdings SA	8,124	222,030
Endesa SA	17,918	327,618
Iberdrola SA	54,547	671,317
Industria de Diseno Textil SA(a)	13,121	601,173
Mapfre SA	75,833	183,414
Naturgy Energy Group SA	12,759	323,603
Repsol SA	38,190	601,294
Sacyr SA	44,746	156,357
Telefonica SA	150,114	675,106
Total Spain		6,033,868
Sweden — 1.7%
Assa Abloy AB, B Shares	6,311	169,621
Atlas Copco AB, A Shares	13,633	242,766
Boliden AB	3,485	116,877
Electrolux AB, B Shares*(a)	10,672	94,625
Essity AB, B Shares	6,879	172,102
H & M Hennes & Mauritz AB, B Shares(a)	16,295	262,406
Sandvik AB(a)	6,718	136,308

See notes to financial statements.

Schedule of Investments — IQ 500 International ETF (continued)

April 30, 2024

	Shares	Value
Common Stocks (continued)
Sweden (continued)
Securitas AB, B Shares(a)	28,845	$ 292,894
Skanska AB, B Shares(a)	9,355	163,518
SKF AB, B Shares	6,516	136,543
SSAB AB, B Shares(a)	20,815	118,147
Telefonaktiebolaget LM Ericsson, B Shares(a)	73,788	377,952
Telia Co. AB	56,810	130,743
Volvo AB, B Shares	27,184	701,896
Volvo Car AB, B Shares*(a)	58,671	186,716
Total Sweden		3,303,114
Switzerland — 2.2%
ABB Ltd.	9,755	477,460
Adecco Group AG	11,389	400,350
Alcon, Inc.	2,009	155,743
Cie Financiere Richemont SA, Class A	1,230	171,528
DSM-Firmenich AG*	1,154	130,426
Kuehne + Nagel International AG(a)	2,237	594,403
Novartis AG	9,475	919,968
Sandoz Group AG*	1,895	64,362
Schindler Holding AG, Participating Certificate	657	164,760
Sika AG	575	165,074
Swiss Life Holding AG	248	167,920
Swisscom AG(a)	298	163,597
UBS Group AG	18,959	501,701
Zurich Insurance Group AG	560	271,223
Total Switzerland		4,348,515
United Kingdom — 7.3%
Associated British Foods PLC	10,597	352,424
AstraZeneca PLC	4,315	651,710
BAE Systems PLC	32,687	545,581
Balfour Beatty PLC	38,818	176,828
Barclays PLC	117,151	297,341
British American Tobacco PLC	14,429	424,760
BT Group PLC	216,989	278,766
Bunzl PLC	5,412	208,313
Centrica PLC	259,328	415,474
CK Hutchison Holdings Ltd.	70,752	346,016
Compass Group PLC	27,508	768,790
Computacenter PLC	6,919	223,694
DCC PLC	4,787	328,772
Diageo PLC	6,201	215,505
Drax Group PLC	17,364	112,625
DS Smith PLC	38,092	167,129
easyJet PLC	20,787	140,188
Entain PLC	9,906	97,568
Flutter Entertainment PLC*	1,258	235,098
Hays PLC	135,014	155,617
HSBC Holdings PLC	68,482	596,472
Imperial Brands PLC	12,322	282,118
Inchcape PLC	13,668	136,914
International Distributions Services PLC*	91,349	309,518
ITV PLC	136,330	120,005
J Sainsbury PLC	118,712	391,530
JD Sports Fashion PLC	70,664	102,285
JET2 PLC	9,023	162,241

	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
John Wood Group PLC*	54,682	$ 101,609
Johnson Matthey PLC	9,202	202,330
Kingfisher PLC	61,083	189,759
Lloyds Banking Group PLC	283,687	184,358
Marks & Spencer Group PLC	80,876	259,045
National Grid PLC	22,626	296,909
NatWest Group PLC	47,157	179,209
Pearson PLC	13,384	163,163
Reckitt Benckiser Group PLC	3,043	170,243
RELX PLC	7,394	305,803
Rolls-Royce Holdings PLC*	128,314	663,718
Serco Group PLC	73,734	169,140
SSE PLC	7,452	155,501
Standard Chartered PLC	22,655	195,678
Tesco PLC	250,109	927,930
Unilever PLC	17,443	904,224
Vodafone Group PLC	605,285	512,798
WPP PLC	28,327	286,664
Total United Kingdom		14,111,363
United States — 6.1%
BP PLC	216,837	1,412,945
CSL Ltd.	990	177,917
Experian PLC	4,936	200,498
Ferrovial SE	5,325	192,450
GSK PLC	34,883	730,742
Haleon PLC	51,596	219,336
Holcim AG*	6,709	564,576
Nestle SA	14,228	1,430,324
Roche Holding AG	4,982	1,198,309
Sanofi SA	6,993	695,988
Schneider Electric SE	2,638	606,732
Shell PLC	65,507	2,348,353
Stellantis NV	59,064	1,318,666
Swiss Re AG	2,576	280,365
Tenaris SA	12,149	203,624
Waste Connections, Inc.	1,028	167,012
Total United States		11,747,837
Total Common Stocks
(Cost $174,048,625)		188,914,166
Preferred Stocks — 1.2%
Germany — 1.2%
Dr Ing hc F Porsche AG, 1.23%	2,698	241,462
Henkel AG & Co. KGaA, 2.72%	3,998	318,308
Volkswagen AG, 27.97%	14,468	1,781,370
Total Preferred Stocks
(Cost $3,263,669)		2,341,140
Investment Company — 0.3%
International Equity Core Funds — 0.3%
iShares Core MSCI EAFE ETF
(Cost $701,435)	9,600	689,280

See notes to financial statements.

Schedule of Investments — IQ 500 International ETF (continued)

April 30, 2024

	Shares	Value
Short-Term Investments — 3.2%
Money Market Funds — 3.2%
Dreyfus Government Cash Management Fund, Institutional Shares, 5.20%(b)(c)	5,740,283	$ 5,740,283
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 5.28%(b)	402,270	402,270
Total Short-Term Investments
(Cost $6,142,553)		6,142,553
Total Investments — 102.2% (Cost $184,156,282)		198,087,139
Other Assets and Liabilities, Net — (2.2)%		(4,254,994)
Net Assets — 100%		$193,832,145

*Non-income producing securities.

(a)All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $9,143,322; total market value of collateral held by the Fund was $9,946,092. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $4,205,809.

(b)Reflects the 1-day yield at April 30, 2024.

(c)Represents security purchased with cash collateral received for securities on loan.

Total Return Swap contracts outstanding at April 30, 2024:

Total Return Benchmark	Counterparty	Floating Rate(d)	Expiration Date	Payment Frequency	Notional Amount Long/ (Short)	Value/ Unrealized Appreciation/ (Depreciation)(e)
iShares Core MSCI EAFE ETF	Morgan Stanley	1-Day FEDEF + 0.50%	4/24/2026	Monthly	$1,413,311	$—

At April 30, 2024 there was no collateral held or posted. The Fund either receives fees from, or pays to the counterparty, the total return of the benchmark and the agreed-upon financing rate.

(d) Portfolio pays or receives the floating rate and receives or pays the total return of the reference rate entity.

(e) Reflects the value at reset date of April 30, 2024.

Abbreviation

FEDEF — Federal Funds Effective Rate

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2024. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(f)
Common Stocks	$188,914,166	$—	$—	$188,914,166
Preferred Stocks	2,341,140	—	—	2,341,140
Investment Company	689,280	—	—	689,280
Short-Term Investments:
Money Market Funds	6,142,553	—	—	6,142,553
Total Investments in Securities	198,087,139	—	—	198,087,139
Other Financial Instruments:(g)
Swap Contracts	—	—	—	—
Total Investments in Securities and Other Financial Instruments	$198,087,139	$—	$—	$198,087,139
Liability Valuation Inputs
Other Financial Instruments:(g)
Swap Contracts	$—	$—	$—	$—

(f)For a complete listing of investments and their countries, see the Schedule of Investments.

(g)Reflects the unrealized appreciation (depreciation) of the instruments.

For the year ended April 30, 2024, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedule of Investments — IQ Candriam International Equity ETF

April 30, 2024

	Shares	Value
Common Stocks — 98.8%
Australia — 6.7%
Ampol Ltd.	3,627	$86,695
ANZ Group Holdings Ltd.	45,715	835,931
APA Group	19,534	105,534
ASX Ltd.	2,920	120,611
BlueScope Steel Ltd.	6,763	100,523
Brambles Ltd.	21,138	200,674
CAR Group Ltd.	5,131	112,715
Charter Hall Group	7,082	55,139
Cochlear Ltd.	996	210,260
Coles Group Ltd.	19,728	207,785
Commonwealth Bank of Australia	25,740	1,914,454
Computershare Ltd.	8,014	141,702
Dexus	16,161	74,718
EBOS Group Ltd.	2,380	49,377
Goodman Group	27,984	575,853
GPT Group (The)	29,144	79,862
IDP Education Ltd.	4,236	44,836
IGO Ltd.	10,062	51,682
Insurance Australia Group Ltd.	37,125	155,250
Lendlease Corp., Ltd.	10,479	44,025
Lynas Rare Earths Ltd.*	14,095	60,041
Macquarie Group Ltd.	5,517	671,605
Medibank Pvt Ltd.	41,922	96,911
Mineral Resources Ltd.	2,556	119,817
Mirvac Group	59,916	80,147
National Australia Bank Ltd.	48,104	1,055,789
QBE Insurance Group Ltd.	22,697	261,310
Ramsay Health Care Ltd.	2,758	93,575
REA Group Ltd.	764	89,120
Reece Ltd.	4,487	81,145
Santos Ltd.	49,409	247,045
Scentre Group	78,976	163,080
SEEK Ltd.	5,214	82,171
Sonic Healthcare Ltd.	6,852	119,109
Stockland	36,328	104,974
Suncorp Group Ltd.	19,234	207,577
Telstra Group Ltd.	175,660	418,618
Transurban Group	46,850	381,493
Vicinity Ltd.	58,455	73,069
Wesfarmers Ltd.	17,121	742,540
Westpac Banking Corp.	53,174	896,362
WiseTech Global Ltd.	2,606	157,020
Woodside Energy Group Ltd.	28,875	529,313
Woolworths Group Ltd.	18,399	381,122
Worley Ltd.	5,663	55,490
Total Australia		12,336,069
Austria — 0.4%
ANDRITZ AG	1,084	59,576
BAWAG Group AG*	1,144	68,745
CA Immobilien Anlagen AG	519	16,926
Erste Group Bank AG	4,979	233,556
EVN AG	540	16,658
OMV AG	2,153	102,858
Telekom Austria AG*	2,078	17,886
Verbund AG	493	37,744
voestalpine AG	1,703	45,742
Wienerberger AG	1,628	58,420
Total Austria		658,111

	Shares	Value
Common Stocks (continued)
Belgium — 0.6%
Ageas SA	2,309	$ 106,509
Azelis Group NV(a)	1,740	42,122
Colruyt Group NV	574	26,649
D’ieteren Group	317	68,875
Elia Group SA	426	41,155
KBC Group NV	3,806	284,464
Proximus SADP	2,155	15,934
Sofina SA	228	53,829
Solvay SA	1,089	35,410
Syensqo SA*	1,089	101,526
UCB SA(a)	1,830	243,712
Umicore SA	3,074	68,564
Warehouses De Pauw CVA	2,653	70,748
Total Belgium		1,159,497
Chile — 0.1%
Antofagasta PLC	4,987	138,002
China — 0.8%
Alibaba Health Information Technology Ltd.*	76,571	28,979
BYD Electronic International Co., Ltd.	11,448	38,935
China Gas Holdings Ltd.	41,063	38,641
China Mengniu Dairy Co., Ltd.*	45,281	95,064
CSPC Pharmaceutical Group Ltd.	127,097	105,302
ESR Group Ltd.	41,477	45,819
Fosun International Ltd.	31,764	18,885
NXP Semiconductors NV	3,951	1,012,207
Wilmar International Ltd.	35,821	84,841
Yangzijiang Shipbuilding Holdings Ltd.	40,388	52,123
Total China		1,520,796
Denmark — 4.2%
AP Moller - Maersk A/S, Class A	40	57,115
AP Moller - Maersk A/S, Class B	51	74,504
Demant A/S*	1,287	62,068
Genmab A/S*	987	276,841
Novo Nordisk A/S, Class B	48,868	6,323,447
Orsted A/S*(a)	2,873	158,862
Pandora A/S	1,350	206,990
Svitzer A/S*	182	6,128
Tryg A/S	4,854	96,379
Vestas Wind Systems A/S*	15,322	413,838
Total Denmark		7,676,172
Faroe Islands — 0.0%(b)
Bakkafrost P/F	756	46,353
Finland — 1.2%
Elisa OYJ	2,140	96,837
Huhtamaki OYJ	1,589	61,098
Kesko OYJ, Class B	4,103	70,326
Kone OYJ, Class B	5,050	247,308
Metso Outotec OYJ(a)	10,600	120,992
Neste OYJ	6,535	149,115
Nokia OYJ	80,434	293,404
Nordea Bank Abp	48,504	570,754
Orion OYJ, Class B	1,618	61,919
Stora Enso OYJ, Class R(a)	8,685	116,545
UPM-Kymmene OYJ	8,038	282,937
Wartsila OYJ Abp	7,387	137,120
Total Finland		2,208,355

See notes to financial statements.

Schedule of Investments — IQ Candriam International Equity ETF (continued)

April 30, 2024

	Shares	Value
Common Stocks (continued)
France — 9.2%
Aeroports de Paris SA	417	$ 53,283
Air Liquide SA	7,830	1,539,493
AXA SA(a)	27,395	950,241
BioMerieux	639	68,325
BNP Paribas SA	15,434	1,115,761
Bouygues SA(a)	2,962	109,615
Capgemini SE	2,409	509,758
Carrefour SA	8,516	143,780
Cie de Saint-Gobain SA	7,084	565,520
Cie Generale des Etablissements Michelin SCA	10,223	395,484
Credit Agricole SA	16,876	262,551
Dassault Systemes SE	10,336	409,249
EssilorLuxottica SA	4,366	937,409
Hermes International SCA	497	1,196,227
Kering SA	1,085	382,847
Legrand SA	3,901	404,019
L’Oreal SA	3,442	1,618,078
LVMH Moet Hennessy Louis Vuitton SE	3,990	3,303,846
Sartorius Stedim Biotech	371	80,529
Societe Generale SA	11,377	308,867
Sodexo SA	1,235	107,953
TotalEnergies SE	34,450	2,526,572
Total France		16,989,407
Germany — 7.2%
adidas AG	2,524	611,009
Bayerische Motoren Werke AG	4,633	507,523
Beiersdorf AG	1,490	223,923
Carl Zeiss Meditec AG, Bearer	557	59,022
Deutsche Boerse AG	2,796	541,573
Deutsche Post AG	14,394	604,245
Deutsche Telekom AG	49,596	1,139,632
E.ON SE	33,702	446,847
Evonik Industries AG	3,059	63,929
Fresenius Medical Care AG	3,031	128,340
Fresenius SE & Co. KGaA	6,265	187,368
Hapag-Lloyd AG	96	17,707
Heidelberg Materials AG	2,006	202,996
Infineon Technologies AG	19,833	693,878
Knorr-Bremse AG	1,006	74,813
Mercedes-Benz Group AG	11,972	908,112
Merck KGaA	1,968	313,435
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	2,075	914,550
Puma SE	1,532	71,323
SAP SE	15,718	2,852,073
Siemens AG	11,370	2,138,493
Symrise AG	2,022	217,717
Talanx AG	916	69,246
Volkswagen AG	436	61,911
Vonovia SE	10,595	307,916
Total Germany		13,357,581
Guatemala — 0.0%(b)
Millicom International Cellular SA*	1,907	39,440
Hong Kong — 1.8%
AIA Group Ltd.	178,286	1,317,564
DFI Retail Group Holdings Ltd.	4,620	9,009
Futu Holdings Ltd.*(a)	1,084	69,712

	Shares	Value
Common Stocks (continued)
Hong Kong (continued)
Hang Lung Properties Ltd.	26,491	$ 29,502
Hang Seng Bank Ltd.	10,974	145,783
HKT Trust & HKT Ltd.	54,983	60,880
Hong Kong & China Gas Co., Ltd.	139,364	106,378
Hong Kong Exchanges & Clearing Ltd.	18,168	584,446
Link REIT	38,818	168,004
MTR Corp., Ltd.	23,841	78,797
Power Assets Holdings Ltd.	20,765	119,606
Prudential PLC	41,906	367,831
Sino Biopharmaceutical Ltd.	149,303	51,542
Sino Land Co., Ltd.	51,292	55,153
Swire Pacific Ltd., Class B	11,638	15,862
Swire Pacific Ltd., Class A	6,238	53,039
Swire Properties Ltd.	16,023	33,393
Wharf Real Estate Investment Co., Ltd.	23,567	73,673
Total Hong Kong		3,340,174
Ireland — 0.6%
AerCap Holdings NV*	3,168	267,664
AIB Group PLC	23,620	122,895
Bank of Ireland Group PLC	16,073	172,635
Kerry Group PLC, Class A	2,389	206,400
Kingspan Group PLC	2,332	209,080
Smurfit Kappa Group PLC	3,940	172,178
Total Ireland		1,150,852
Israel — 0.4%
Bank Hapoalim BM	18,926	171,693
Check Point Software Technologies Ltd.*	1,395	208,441
Nice Ltd.*	964	216,280
Plus500 Ltd.	1,169	31,646
Wix.com Ltd.*	836	99,375
Total Israel		727,435
Italy — 2.1%
A2A SpA	23,680	46,981
Amplifon SpA	1,996	67,079
Assicurazioni Generali SpA	15,633	382,789
Banca Mediolanum SpA	3,091	33,646
Banco BPM SpA(a)	20,957	138,574
DiaSorin SpA(a)	343	34,820
Enel SpA	116,947	772,911
Eni SpA	32,304	522,816
FinecoBank Banca Fineco SpA	9,291	143,454
Intesa Sanpaolo SpA	236,258	890,739
Mediobanca Banca di Credito Finanziario SpA	9,209	131,454
Moncler SpA	2,955	202,597
Nexi SpA*	7,401	43,351
Pirelli & C SpA	3,838	24,491
Prysmian SpA	4,031	220,594
Recordati Industria Chimica e Farmaceutica SpA	1,486	79,525
Terna - Rete Elettrica Nazionale	21,367	171,899
Total Italy		3,907,720

See notes to financial statements.

Schedule of Investments — IQ Candriam International Equity ETF (continued)

April 30, 2024

	Shares	Value
Common Stocks (continued)
Japan — 24.4%
Advantest Corp.	11,169	$ 354,592
Aeon Co., Ltd.	11,922	250,160
Ajinomoto Co., Inc.	7,965	297,362
Alfresa Holdings Corp.	2,856	42,396
Amada Co., Ltd.	5,143	56,458
Asahi Kasei Corp.	20,673	144,572
Asics Corp.	2,569	110,358
Astellas Pharma, Inc.	27,200	261,690
Azbil Corp.	1,990	55,983
Bandai Namco Holdings, Inc.	8,828	166,165
BayCurrent Consulting, Inc.	1,966	42,127
Bridgestone Corp.	8,348	370,226
Brother Industries Ltd.	3,828	68,160
Canon, Inc.	15,239	414,469
Capcom Co., Ltd.	5,094	84,860
Central Japan Railway Co.	14,184	326,016
Chiba Bank Ltd. (The)	11,131	94,429
Chugai Pharmaceutical Co., Ltd.	9,738	312,502
Coca-Cola Bottlers Japan Holdings, Inc.	2,137	30,005
Concordia Financial Group Ltd.	17,074	92,409
Cosmos Pharmaceutical Corp.	290	26,813
CyberAgent, Inc.	6,295	39,591
Dai Nippon Printing Co., Ltd.	3,617	105,868
Daifuku Co., Ltd.	5,207	107,935
Daiichi Sankyo Co., Ltd.	29,181	994,674
Daiwa House Industry Co., Ltd.	9,438	266,290
Daiwa House REIT Investment Corp.	34	57,277
Daiwa Securities Group, Inc.	21,784	160,855
Denso Corp.	27,120	463,848
Dentsu Group, Inc.	3,028	82,144
Disco Corp.	1,357	394,946
East Japan Railway Co.	16,647	306,039
Ebara Corp.	1,406	117,133
Eisai Co., Ltd.	4,305	177,874
ENEOS Holdings, Inc.	42,356	196,727
FANUC Corp.	14,323	421,139
Fast Retailing Co., Ltd.	2,543	671,443
FUJIFILM Holdings Corp.	13,965	299,684
Fujitsu Ltd.	28,940	447,897
GLP J-Reit	73	59,610
Hakuhodo DY Holdings, Inc.	3,330	31,170
Hankyu Hanshin Holdings, Inc.	3,595	94,441
Haseko Corp.	3,877	46,921
Hirose Electric Co., Ltd.	446	47,543
Hitachi Construction Machinery Co., Ltd.	1,573	45,361
Hitachi Ltd.	14,112	1,311,076
Honda Motor Co., Ltd.	77,519	892,603
Hoshizaki Corp.	1,647	57,051
Hoya Corp.	5,276	619,246
Hulic Co., Ltd.	7,729	71,610
Ibiden Co., Ltd.	1,897	73,462
Isetan Mitsukoshi Holdings Ltd.	5,160	72,876
Isuzu Motors Ltd.	9,194	116,820
Ito En Ltd.	846	20,590
ITOCHU Corp.	18,921	858,007
J Front Retailing Co., Ltd.	3,796	33,204
Japan Exchange Group, Inc.	8,050	189,631

	Shares	Value
Common Stocks (continued)
Japan (continued)
Japan Metropolitan Fund Invest	106	$ 64,261
Japan Post Bank Co., Ltd.	5,868	59,793
JFE Holdings, Inc.	8,068	121,047
JGC Holdings Corp.	3,427	33,134
JSR Corp.*	3,065	84,394
JTEKT Corp.	3,410	26,523
Kajima Corp.	6,737	129,847
Kansai Paint Co., Ltd.	2,972	39,000
Kao Corp.	6,880	285,273
Kawasaki Kisen Kaisha Ltd.	5,769	81,055
KDDI Corp.	23,458	655,897
Keihan Holdings Co., Ltd.	1,633	34,265
Keikyu Corp.	3,958	31,565
Keisei Electric Railway Co., Ltd.	2,405	90,062
Keyence Corp.	2,831	1,264,699
Kikkoman Corp.	11,705	140,395
Kintetsu Group Holdings Co., Ltd.	2,878	74,161
Kobayashi Pharmaceutical Co., Ltd.	771	27,417
Koei Tecmo Holdings Co., Ltd.	1,721	16,131
Koito Manufacturing Co., Ltd.	3,116	42,097
Kose Corp.	510	26,420
Kubota Corp.	16,185	261,805
Kuraray Co., Ltd.	4,939	54,799
Kurita Water Industries Ltd.	1,712	68,484
Kyocera Corp.	20,267	248,886
Kyowa Kirin Co., Ltd.	3,787	63,748
Kyushu Railway Co.	2,139	46,065
Lion Corp.	3,881	34,885
Lixil Corp.	4,238	45,702
Marui Group Co., Ltd.	2,706	41,596
MatsukiyoCocokara & Co.	5,410	77,249
McDonald’s Holdings Co. Japan Ltd.(a)	1,299	57,288
Medipal Holdings Corp.	2,794	43,855
MEIJI Holdings Co., Ltd.	4,037	90,429
Mercari, Inc.*	1,661	19,448
MINEBEA MITSUMI, Inc.	5,896	111,708
MISUMI Group, Inc.	4,334	71,139
Mitsubishi Chemical Group Corp.	21,692	127,024
Mitsubishi Estate Co., Ltd.	17,260	318,953
Mitsui Chemicals, Inc.	2,706	77,449
Mitsui Fudosan Co., Ltd.	41,511	425,490
Mitsui OSK Lines Ltd.	5,502	174,467
Miura Co., Ltd.	1,536	24,373
Mizuho Financial Group, Inc.	38,425	745,230
MonotaRO Co., Ltd.	3,759	45,648
MS&AD Insurance Group Holdings, Inc.	19,431	351,478
Nagoya Railroad Co., Ltd.	2,994	39,146
NEC Corp.	3,867	282,595
NGK Insulators Ltd.	4,403	60,212
Nichirei Corp.	1,931	48,543
Nikon Corp.	4,958	51,702
Nintendo Co., Ltd.	17,526	859,789
Nippon Building Fund, Inc.	25	95,796
Nippon Paint Holdings Co., Ltd.	13,542	87,389
Nippon Prologis REIT, Inc.	34	58,897
Nippon Sanso Holdings Corp.	2,841	84,942
Nippon Telegraph & Telephone Corp.	816,263	885,951

See notes to financial statements.

Schedule of Investments — IQ Candriam International Equity ETF (continued)

April 30, 2024

	Shares	Value
Common Stocks (continued)
Japan (continued)
Nippon Yusen K.K.	7,123	$ 202,150
Nissan Chemical Corp.	1,988	68,244
Nissan Motor Co., Ltd.	33,484	123,774
Nissin Foods Holdings Co., Ltd.	2,777	74,205
Niterra Co., Ltd.	2,925	96,134
Nitori Holdings Co., Ltd.	1,246	168,216
Nitto Denko Corp.	2,253	187,124
Nomura Holdings, Inc.	45,905	262,539
Nomura Real Estate Holdings, Inc.	1,572	44,284
Nomura Real Estate Master Fund, Inc.	63	60,372
Nomura Research Institute Ltd.	5,912	144,076
NSK Ltd.	5,884	32,459
NTT Data Group Corp.	9,450	148,567
Obayashi Corp.	10,527	117,870
Odakyu Electric Railway Co., Ltd.	4,833	54,514
Oji Holdings Corp.	14,139	55,589
Omron Corp.	2,852	98,954
Ono Pharmaceutical Co., Ltd.	6,696	96,846
Open House Group Co., Ltd.	1,139	34,872
Oriental Land Co., Ltd.	16,772	464,903
ORIX Corp.	17,503	360,482
Pan Pacific International Holdings Corp.	5,817	137,732
Panasonic Holdings Corp.	33,822	297,029
Persol Holdings Co., Ltd.	28,033	39,048
Pola Orbis Holdings, Inc.	1,258	11,568
Rakuten Group, Inc.*	21,618	104,886
Recruit Holdings Co., Ltd.	21,921	961,451
Renesas Electronics Corp.	19,709	329,204
Resona Holdings, Inc.	36,139	229,880
Resonac Holdings Corp.	2,693	58,629
Ricoh Co., Ltd.	8,614	74,801
Rinnai Corp.	1,607	34,976
Rohm Co., Ltd.	5,347	77,963
Rohto Pharmaceutical Co., Ltd.	2,997	58,715
Ryohin Keikaku Co., Ltd.	3,919	63,642
Santen Pharmaceutical Co., Ltd.	5,548	53,747
SBI Holdings, Inc.	3,675	89,957
SCREEN Holdings Co., Ltd.	1,419	149,596
SCSK Corp.	2,182	39,871
Secom Co., Ltd.	3,163	220,695
Seibu Holdings, Inc.	3,395	53,051
Seiko Epson Corp.	4,187	69,284
Sekisui Chemical Co., Ltd.	5,743	83,993
Sekisui House Ltd.	9,093	209,521
SG Holdings Co., Ltd.	6,895	80,817
Sharp Corp.*	4,222	22,295
Shimadzu Corp.	4,174	114,346
Shimano, Inc.	1,195	196,034
Shimizu Corp.	8,256	51,284
Shin-Etsu Chemical Co., Ltd.	30,179	1,188,059
Shinko Electric Industries Co., Ltd.	970	34,457
Shionogi & Co., Ltd.	4,467	209,320
Shiseido Co., Ltd.	5,962	159,691
Sohgo Security Services Co., Ltd.	5,391	30,065
Sojitz Corp.	3,402	87,750
Sompo Holdings, Inc.	13,893	275,450
Sony Group Corp.	18,972	1,577,534
Square Enix Holdings Co., Ltd.	1,341	48,726

	Shares	Value
Common Stocks (continued)
Japan (continued)
Stanley Electric Co., Ltd.	2,272	$ 40,397
Sugi Holdings Co., Ltd.	1,558	22,979
SUMCO Corp.	5,183	78,520
Sumitomo Chemical Co., Ltd.	21,796	46,718
Sumitomo Electric Industries Ltd.	11,104	172,242
Sumitomo Heavy Industries Ltd.	1,745	48,913
Sumitomo Metal Mining Co., Ltd.	3,902	131,765
Sumitomo Mitsui Financial Group, Inc.	20,129	1,148,657
Sumitomo Mitsui Trust Holdings, Inc.	10,128	213,546
Sumitomo Realty & Development Co., Ltd.	6,478	226,081
Sumitomo Rubber Industries Ltd.	2,665	32,405
Suntory Beverage & Food Ltd.	1,907	62,119
Suzuki Motor Corp.	24,176	282,833
Sysmex Corp.	7,251	116,738
T&D Holdings, Inc.	8,112	132,842
Taisei Corp.	2,540	93,165
Taiyo Yuden Co., Ltd.	1,869	44,324
Takeda Pharmaceutical Co., Ltd.	23,255	613,720
TDK Corp.	5,776	260,015
Terumo Corp.	21,870	374,333
THK Co., Ltd.	1,867	41,074
TIS, Inc.	3,587	76,953
Tobu Railway Co., Ltd.	3,179	63,332
Tokyo Century Corp.	2,496	24,918
Tokyo Electron Ltd.	6,964	1,554,194
Tokyu Corp.	8,385	99,561
Tokyu Fudosan Holdings Corp.	9,051	66,747
TOPPAN Holdings, Inc.	3,958	94,269
Tosoh Corp.	4,563	63,197
TOTO Ltd.	2,326	63,469
Toyota Motor Corp.	175,336	4,053,458
Trend Micro, Inc.	2,014	99,955
Tsuruha Holdings, Inc.	575	36,419
Unicharm Corp.	6,292	187,802
United Urban Investment Corp.	47	45,248
USS Co., Ltd.	6,040	46,289
Welcia Holdings Co., Ltd.	1,399	20,643
West Japan Railway Co.	7,242	137,785
Yakult Honsha Co., Ltd.	4,042	79,265
Yamada Holdings Co., Ltd.	9,884	28,308
Yamaha Corp.	2,469	52,356
Yamaha Motor Co., Ltd.	13,967	131,003
Yamato Holdings Co., Ltd.	4,691	62,213
Yaskawa Electric Corp.	3,987	166,711
Yokohama Rubber Co., Ltd. (The)	2,000	52,578
Zensho Holdings Co., Ltd.	1,302	50,760
ZOZO, Inc.	1,781	38,537
Total Japan		45,064,531
Jordan — 0.0%(b)
Hikma Pharmaceuticals PLC	2,401	57,843
Luxembourg — 0.1%
Eurofins Scientific SE	1,974	121,577
Mexico — 0.0%(b)
Fresnillo PLC	2,806	19,606
Netherlands — 4.6%
Adyen NV*	457	552,272
Akzo Nobel NV	2,598	172,620

See notes to financial statements.

Schedule of Investments — IQ Candriam International Equity ETF (continued)

April 30, 2024

	Shares	Value
Common Stocks (continued)
Netherlands (continued)
Argenx SE*	894	$ 335,697
ASM International NV	700	445,495
ASML Holding NV	6,077	5,410,774
JDE Peet’s NV	1,707	38,001
Koninklijke Ahold Delhaize NV	14,486	440,514
Koninklijke KPN NV	50,399	183,655
Universal Music Group NV	11,705	346,683
Wolters Kluwer NV	3,779	568,731
Total Netherlands		8,494,442
New Zealand — 0.4%
a2 Milk Co., Ltd. (The)*	10,286	40,720
Auckland International Airport Ltd.	18,375	85,356
Contact Energy Ltd.	11,807	60,576
Fisher & Paykel Healthcare Corp., Ltd.	8,353	140,724
Mercury NZ Ltd.	9,931	37,493
Meridian Energy Ltd.	19,262	68,390
Spark New Zealand Ltd.	27,816	78,515
Xero Ltd.*	1,935	153,393
Total New Zealand		665,167
Norway — 0.7%
Aker ASA, A Shares	337	18,837
DNB Bank ASA	13,532	237,180
Equinor ASA	13,334	359,955
Gjensidige Forsikring ASA	2,757	44,489
Leroy Seafood Group ASA	4,086	18,153
Nordic Semiconductor ASA*	2,510	27,992
Norsk Hydro ASA	19,899	123,806
Orkla ASA	12,108	82,876
Schibsted ASA, Class A	1,044	29,960
Schibsted ASA, B Shares	1,453	40,831
SpareBank 1 SR-Bank ASA	2,720	33,109
Storebrand ASA	6,619	63,894
Telenor ASA	9,804	113,231
TOMRA Systems ASA	3,552	44,167
Wallenius Wilhelmsen ASA	1,545	15,709
Total Norway		1,254,189
Poland — 0.5%
Allegro.eu SA*	7,198	60,510
Bank Polska Kasa Opieki SA	2,686	112,185
Budimex SA	194	32,962
CD Projekt SA(a)	1,053	30,838
Dino Polska SA*	729	70,246
InPost SA*	2,642	42,742
KGHM Polska Miedz SA	2,077	72,197
mBank SA*	199	33,728
ORLEN SA	8,858	145,448
Powszechna Kasa Oszczednosci Bank Polski SA	13,061	195,933
Powszechny Zaklad Ubezpieczen SA	8,655	109,687
Santander Bank Polska SA	507	70,268
Total Poland		976,744
Portugal — 0.2%
Banco Comercial Portugues SA, Class R*	111,546	39,193
EDP - Energias de Portugal SA*	42,713	161,036
Jeronimo Martins SGPS SA	4,185	86,588
Navigator Co. SA (The)	3,253	14,442
Total Portugal		301,259

	Shares	Value
Common Stocks (continued)
Singapore — 1.6%
CapitaLand Ascendas REIT	54,065	$ 103,075
CapitaLand Integrated Commercial Trust	69,193	99,445
Capitaland Investment Ltd.*	36,555	71,301
City Developments Ltd.	6,717	30,291
DBS Group Holdings Ltd.	30,621	783,628
Mapletree Logistics Trust	50,631	50,120
Mapletree Pan Asia Commercial Trust	34,954	32,295
Oversea-Chinese Banking Corp., Ltd.	48,902	510,983
SATS Ltd.*	13,230	24,447
Seatrium Ltd.*	983,011	70,640
Singapore Exchange Ltd.	12,458	85,505
Singapore Telecommunications Ltd.	108,780	189,842
STMicroelectronics NV	9,907	398,778
United Overseas Bank Ltd.	20,366	453,988
UOL Group Ltd.	8,000	34,376
Total Singapore		2,938,714
South Africa — 0.3%
Anglo American PLC	17,584	579,946
South Korea — 0.0%(b)
Delivery Hero SE*	3,062	86,435
Spain — 2.1%
ACS Actividades de Construccion y Servicios SA	3,107	124,848
Amadeus IT Group SA	6,842	437,195
Banco Bilbao Vizcaya Argentaria SA	89,840	977,430
Cellnex Telecom SA*	8,670	287,847
Corp. ACCIONA Energias Renovables SA	868	17,690
EDP Renovaveis SA	4,490	61,788
Iberdrola SA	89,019	1,095,569
Naturgy Energy Group SA	1,902	48,240
Red Electrica Corp. SA	6,151	102,930
Repsol SA	19,444	306,142
Telefonica SA	78,667	353,788
Total Spain		3,813,467
Sweden — 2.3%
AAK AB	2,673	69,310
Alfa Laval AB	4,294	185,282
Atlas Copco AB, B Shares(a)	22,904	349,531
Atlas Copco AB, A Shares	38,551	686,485
Avanza Bank Holding AB	1,804	39,216
Axfood AB	1,649	42,878
Boliden AB(a)	4,092	137,234
Castellum AB*	6,189	75,164
Electrolux AB, B Shares*(a)	3,182	28,214
Elekta AB, B Shares	5,274	38,056
Embracer Group AB*(a)	12,377	31,687
EQT AB	7,910	217,858
Essity AB, B Shares	9,176	229,569
Fabege AB	3,380	26,268
H & M Hennes & Mauritz AB, B Shares(a)	9,329	150,229
Holmen AB, B Shares(a)	1,380	54,265
Husqvarna AB, B Shares(a)	5,842	48,265
Indutrade AB	4,067	95,673
Investment AB Latour, B Shares	2,053	50,409

See notes to financial statements.

Schedule of Investments — IQ Candriam International Equity ETF (continued)

April 30, 2024

	Shares	Value
Common Stocks (continued)
Sweden (continued)
Kinnevik AB, B Shares*	3,623	$ 38,455
Nibe Industrier AB, B Shares	22,459	105,584
Securitas AB, B Shares(a)	7,646	77,638
Skandinaviska Enskilda Banken AB, A Shares	24,146	319,647
SKF AB, B Shares	5,678	118,983
SSAB AB, A Shares	3,353	19,081
SSAB AB, B Shares(a)	9,658	54,820
Svenska Cellulosa AB SCA, B Shares(a)	9,097	134,310
Svenska Handelsbanken AB, A Shares	22,300	195,411
Svenska Handelsbanken AB, B Shares(a)	537	5,812
Sweco AB, B Shares	2,753	29,798
Swedbank AB, A Shares	15,173	293,620
Swedish Orphan Biovitrum AB*	3,538	91,997
Tele2 AB, B Shares	8,415	79,045
Telia Co. AB	34,326	78,998
Thule Group AB	1,608	46,002
Volvo Car AB, B Shares*(a)	9,667	30,765
Total Sweden		4,275,559
Switzerland — 5.3%
ABB Ltd.	24,836	1,215,601
Alcon, Inc.	7,486	580,335
DSM-Firmenich AG*	4,001	452,194
Geberit AG	503	270,709
Givaudan SA	140	602,344
Kuehne + Nagel International AG	779	206,992
Lonza Group AG	1,129	628,296
Novartis AG	30,699	2,980,697
Partners Group Holding AG	328	425,400
SGS SA	2,259	199,656
Sika AG	2,316	664,889
Straumann Holding AG	1,622	217,528
Swisscom AG(a)	387	212,457
Zurich Insurance Group AG	2,233	1,081,501
Total Switzerland		9,738,599
United Kingdom — 9.7%
3i Group PLC	14,361	517,164
Admiral Group PLC	3,581	122,366
Allfunds Group PLC	4,524	28,734
Ashtead Group PLC	6,663	487,400
Associated British Foods PLC	5,267	175,164
AstraZeneca PLC	23,005	3,474,529
Auto Trader Group PLC	13,878	121,363
Aviva PLC	41,666	242,964
Barratt Developments PLC	14,814	84,343
Berkeley Group Holdings PLC	1,592	93,970
Bunzl PLC	5,115	196,881
Burberry Group PLC	5,457	78,613
Centrica PLC	82,602	132,338
CK Hutchison Holdings Ltd.	40,441	197,779
Coca-Cola Europacific Partners PLC	3,090	222,542
Compass Group PLC	26,391	737,572
ConvaTec Group PLC	25,122	78,641
Croda International PLC	2,122	122,490
DCC PLC	1,504	103,295
DS Smith PLC	20,317	89,141
Halma PLC	5,745	158,762

	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
Hargreaves Lansdown PLC	5,382	$ 54,842
Informa PLC	20,883	208,090
InterContinental Hotels Group PLC	2,439	239,798
Intermediate Capital Group PLC	4,403	115,777
Intertek Group PLC	2,450	151,670
J Sainsbury PLC	26,748	88,219
JD Sports Fashion PLC	38,032	55,051
Kingfisher PLC	28,877	89,708
Land Securities Group PLC	10,400	84,710
Legal & General Group PLC	90,403	267,146
Lloyds Banking Group PLC	979,207	636,350
London Stock Exchange Group PLC	6,384	707,122
M&G PLC	33,946	85,478
Melrose Industries PLC	20,371	161,156
National Grid PLC	56,054	735,567
NatWest Group PLC	83,427	317,044
Next PLC	1,823	205,622
Pearson PLC	10,628	129,565
Phoenix Group Holdings PLC	11,390	69,855
Reckitt Benckiser Group PLC	10,890	609,250
RELX PLC	29,003	1,199,516
Rentokil Initial PLC	38,168	194,561
Rightmove PLC	12,388	79,885
Sage Group PLC (The)	15,535	226,811
Schroders PLC	13,400	59,195
Segro PLC	17,303	183,726
Severn Trent PLC	4,018	124,118
Smith & Nephew PLC	13,300	163,038
Spirax-Sarco Engineering PLC	1,119	123,932
St James’s Place PLC	8,333	45,451
Taylor Wimpey PLC	53,740	88,756
Unilever PLC	38,291	1,984,958
United Utilities Group PLC	10,385	135,822
Vodafone Group PLC	370,973	314,289
Weir Group PLC (The)	3,950	101,392
Whitbread PLC	2,838	112,542
Wise PLC, Class A*	8,924	86,767
WPP PLC	16,343	165,388
Total United Kingdom		17,868,218
United States — 11.3%
BP PLC	239,800	1,562,575
CSL Ltd.	7,388	1,327,729
CyberArk Software Ltd.*	614	146,900
Experian PLC	13,995	568,471
GSK PLC	62,874	1,317,108
Haleon PLC	77,422	329,123
James Hardie Industries PLC*	6,703	235,954
Nestle SA	41,059	4,127,612
Roche Holding AG	10,790	2,595,294
Roche Holding AG, Bearer(a)	437	114,736
Sanofi SA	16,985	1,690,455
Schneider Electric SE	8,270	1,902,074
Shell PLC	100,623	3,607,223
Stellantis NV	33,182	740,823
Swiss Re AG	4,398	478,666
Tenaris SA	7,096	118,933
Total United States		20,863,676
Total Common Stocks
(Cost $166,265,659)		182,375,936

See notes to financial statements.

Schedule of Investments — IQ Candriam International Equity ETF (continued)

April 30, 2024

	Shares	Value
Preferred Stocks — 0.3%
Germany — 0.3%
Bayerische Motoren Werke AG, 8.82%	895	$ 92,349
Sartorius AG, 0.26%	375	113,194
Volkswagen AG, 7.66%	2,788	343,272
Total Preferred Stocks
(Cost $727,501)		548,815
Short-Term Investments — 0.5%
Money Market Funds — 0.5%
Dreyfus Government Cash Management Fund, Institutional Shares, 5.20%(c)(d)	736,321	736,321
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 5.28%(c)	95,584	95,584

Shares	Value
Total Short-Term Investments
(Cost $831,906)	$ 831,905
Total Investments — 99.6% (Cost $167,825,066)	183,756,656
Other Assets and Liabilities, Net — 0.4%	668,277
Net Assets — 100%	$184,424,933

*Non-income producing securities.

(a)All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $2,932,798; total market value of collateral held by the Fund was $3,151,357. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $2,415,036.

(b)Less than 0.05%.

(c)Reflects the 1-day yield at April 30, 2024.

(d)Represents security purchased with cash collateral received for securities on loan.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2024. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(e)
Common Stocks	$182,375,936	$—	$—	$182,375,936
Preferred Stocks	548,815	—	—	548,815
Short-Term Investments:
Money Market Funds	831,905	—	—	831,905
Total Investments in Securities	$183,756,656	$—	$—	$183,756,656

(e)For a complete listing of investments and their countries, see the Schedule of Investments.

For the year ended April 30, 2024 the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedule of Investments — IQ Candriam U.S. Mid Cap Equity ETF

April 30, 2024

	Shares	Value
Common Stocks — 99.9%
Communication Services — 2.8%
Interpublic Group of Cos., Inc. (The)	42,867	$1,304,872
New York Times Co. (The), Class A	18,628	801,563
News Corp., Class B	12,833	314,922
News Corp., Class A	46,652	1,110,318
Paramount Global, Class B	59,655	679,470
Roku, Inc.*	15,281	881,102
ZoomInfo Technologies, Inc.*	33,243	527,234
Total Communication Services		5,619,481
Consumer Discretionary — 15.4%
Aramark	30,331	955,730
Autoliv, Inc.	8,508	1,019,173
AutoNation, Inc.*	3,317	534,535
Bath & Body Works, Inc.	27,914	1,267,854
Burlington Stores, Inc.*	7,942	1,429,083
CarMax, Inc.*	19,345	1,314,880
Crocs, Inc.*	7,249	901,558
Dick’s Sporting Goods, Inc.	6,931	1,392,715
Etsy, Inc.*	14,577	1,001,003
Gap, Inc. (The)	24,244	497,487
Gentex Corp.	25,949	890,051
H&R Block, Inc.	17,522	827,564
Hasbro, Inc.	15,687	961,613
Hyatt Hotels Corp., Class A	5,257	782,189
Lear Corp.	6,573	827,344
Levi Strauss & Co., Class A	11,729	248,889
Lithia Motors, Inc.	3,307	841,235
LKQ Corp.	31,108	1,341,688
Lucid Group, Inc.*(a)	101,754	259,473
Mohawk Industries, Inc.*	6,435	742,084
Norwegian Cruise Line Holdings Ltd.*	51,462	973,661
Planet Fitness, Inc., Class A*	10,117	605,401
Polaris, Inc.	6,553	558,053
PVH Corp.	7,378	802,726
Ralph Lauren Corp.	4,797	784,981
RH*	1,834	453,090
Tapestry, Inc.	27,795	1,109,576
Toll Brothers, Inc.	12,700	1,512,697
TopBuild Corp.*	3,523	1,425,652
Vail Resorts, Inc.	4,685	887,198
VF Corp.	45,034	561,124
Williams-Sonoma, Inc.	7,396	2,121,025
Wyndham Hotels & Resorts, Inc.	9,931	730,028
Total Consumer Discretionary		30,561,360
Consumer Staples — 3.9%
BellRing Brands, Inc.*	16,151	891,051
BJ’s Wholesale Club Holdings, Inc.*	16,323	1,219,002
Coty, Inc., Class A*	43,857	501,724
Darling Ingredients, Inc.*	19,294	817,487
Ingredion, Inc.	8,063	923,939
Lamb Weston Holdings, Inc.	17,566	1,463,950
Post Holdings, Inc.*	6,029	639,978
US Foods Holding Corp.*	27,918	1,402,880
Total Consumer Staples		7,860,011
Energy — 2.8%
Antero Midstream Corp.	37,546	519,636
ChampionX Corp.	21,889	734,814
HF Sinclair Corp.	18,654	1,011,979
New Fortress Energy, Inc.	10,040	263,048

	Shares	Value
Common Stocks (continued)
Energy (continued)
NOV, Inc.	43,555	$ 805,332
TechnipFMC PLC	48,803	1,250,333
Weatherford International PLC*	7,874	973,384
Total Energy		5,558,526
Financials — 11.6%
Affiliated Managers Group, Inc.	4,071	635,483
AGNC Investment Corp.	81,882	749,220
Ally Financial, Inc.	33,091	1,269,040
Annaly Capital Management, Inc.	60,053	1,125,393
Assurant, Inc.	6,492	1,132,205
Axis Capital Holdings Ltd.	9,501	582,696
Carlyle Group, Inc. (The)	26,641	1,193,517
Credit Acceptance Corp.*	1,037	532,728
East West Bancorp, Inc.	17,204	1,281,526
First American Financial Corp.	12,069	646,536
Globe Life, Inc.	11,469	873,594
Jack Henry & Associates, Inc.	8,888	1,445,989
MarketAxess Holdings, Inc.	4,511	902,606
Old Republic International Corp.	31,749	948,025
Popular, Inc.	8,631	733,549
Primerica, Inc.	4,269	904,430
Reinsurance Group of America, Inc.	8,134	1,520,977
RenaissanceRe Holdings Ltd.	6,186	1,356,280
RLI Corp.	5,069	716,503
Selective Insurance Group, Inc.	7,284	740,419
Unum Group	23,719	1,202,553
Voya Financial, Inc.	12,754	869,313
Western Alliance Bancorp	13,229	751,804
WEX, Inc.*	4,748	1,003,062
Total Financials		23,117,448
Health Care — 14.0%
10X Genomics, Inc., Class A*	12,055	352,971
Acadia Healthcare Co., Inc.*	10,964	810,678
Bio-Techne Corp.	19,106	1,207,690
Bridgebio Pharma, Inc.*	13,038	334,034
Bruker Corp.	11,029	860,372
Catalent, Inc.*	22,026	1,230,152
Charles River Laboratories International, Inc.*	5,591	1,280,339
Chemed Corp.	1,804	1,024,672
Cytokinetics, Inc.*	11,938	732,038
DaVita, Inc.*	6,603	917,883
DENTSPLY SIRONA, Inc.	25,807	774,468
Encompass Health Corp.	12,100	1,008,898
Exact Sciences Corp.*	21,898	1,299,646
Exelixis, Inc.*	34,237	803,200
Henry Schein, Inc.*	15,926	1,103,353
Inspire Medical Systems, Inc.*	3,498	845,327
Intra-Cellular Therapies, Inc.*	10,909	783,375
Jazz Pharmaceuticals PLC*	7,676	850,117
Medpace Holdings, Inc.*	2,592	1,006,603
Neurocrine Biosciences, Inc.*	11,639	1,600,828
Option Care Health, Inc.*	20,652	617,288
Penumbra, Inc.*	4,510	886,080
QIAGEN NV*	26,957	1,141,090
Repligen Corp.*(a)	6,350	1,042,670
Sarepta Therapeutics, Inc.*	10,736	1,359,822
Shockwave Medical, Inc.*	4,424	1,460,761

See notes to financial statements.

Schedule of Investments — IQ Candriam U.S. Mid Cap Equity ETF (continued)

April 30, 2024

	Shares	Value
Common Stocks (continued)
Health Care (continued)
Teleflex, Inc.	5,759	$ 1,202,191
United Therapeutics Corp.*	5,596	1,311,311
Total Health Care		27,847,857
Industrials — 19.4%
A O Smith Corp.	13,647	1,130,518
Acuity Brands, Inc.	3,466	860,608
Advanced Drainage Systems, Inc.	7,644	1,200,108
AECOM	15,102	1,394,821
AGCO Corp.	6,929	791,223
API Group Corp.*	19,258	742,781
Atkore, Inc.	4,128	723,638
Avis Budget Group, Inc.	2,171	207,222
CH Robinson Worldwide, Inc.	12,837	911,427
Chart Industries, Inc.*	4,649	669,735
Clarivate PLC*	38,108	257,610
Clean Harbors, Inc.*	5,639	1,068,309
Dayforce, Inc.*	18,226	1,118,530
Donaldson Co., Inc.	13,432	969,790
EMCOR Group, Inc.	5,241	1,871,928
Fortune Brands Innovations, Inc.	14,052	1,027,201
FTI Consulting, Inc.*	3,837	820,466
Genpact Ltd.	18,677	574,131
Graco, Inc.	18,587	1,490,677
GXO Logistics, Inc.*	12,999	645,530
ITT, Inc.	9,141	1,182,297
Knight-Swift Transportation Holdings, Inc.	17,532	810,504
Landstar System, Inc.	3,970	692,408
Masco Corp.	25,057	1,715,152
MasTec, Inc.*	7,027	623,225
MSA Safety, Inc.	4,514	814,326
NEXTracker, Inc., Class A*	14,099	603,296
Owens Corning	9,968	1,676,717
Paylocity Holding Corp.*	5,324	826,072
Pentair PLC	18,315	1,448,533
Regal Rexnord Corp.	7,358	1,187,360
Robert Half, Inc.	11,674	807,140
Saia, Inc.*	2,954	1,172,236
Sensata Technologies Holding PLC	18,599	712,528
Tetra Tech, Inc.	5,874	1,143,785
Timken Co. (The)	7,073	631,053
Toro Co. (The)(a)	11,513	1,008,424
TriNet Group, Inc.	3,536	354,908
Watts Water Technologies, Inc., Class A	3,016	598,555
WESCO International, Inc.	5,487	838,139
XPO, Inc.*	12,684	1,363,023
Total Industrials		38,685,934
Information Technology — 12.9%
Altair Engineering, Inc., Class A*	6,663	536,038
Arrow Electronics, Inc.*	6,594	841,856
BILL Holdings, Inc.*	12,340	769,522
DocuSign, Inc.*	24,514	1,387,492
Dolby Laboratories, Inc., Class A	7,244	562,569
Elastic NV*	10,099	1,032,320
F5, Inc.*	7,379	1,219,823
Fabrinet*	4,436	767,739
Flex Ltd.*	52,857	1,514,353

	Shares	Value
Common Stocks (continued)
Information Technology (continued)
Gen Digital, Inc.	75,912	$ 1,528,868
Globant SA*	5,063	904,201
GoDaddy, Inc., Class A*	16,300	1,994,794
Guidewire Software, Inc.*	9,852	1,087,661
Juniper Networks, Inc.	38,909	1,354,811
Lattice Semiconductor Corp.*	16,686	1,144,660
Littelfuse, Inc.	2,985	688,460
Manhattan Associates, Inc.*	7,515	1,548,541
MKS Instruments, Inc.	6,905	821,557
Nutanix, Inc., Class A*	29,757	1,806,250
Onto Innovation, Inc.*	5,951	1,103,851
Twilio, Inc., Class A*	22,066	1,321,312
UiPath, Inc., Class A*	47,561	902,232
Universal Display Corp.	5,355	845,983
Total Information Technology		25,684,893
Materials — 6.8%
Alcoa Corp.	21,643	760,535
AptarGroup, Inc.	7,250	1,046,755
Axalta Coating Systems Ltd.*	24,595	773,267
Commercial Metals Co.	14,169	761,442
Crown Holdings, Inc.	13,280	1,089,890
Graphic Packaging Holding Co.	33,836	874,660
Packaging Corp. of America	9,905	1,713,367
Reliance, Inc.	6,951	1,979,089
RPM International, Inc.	14,204	1,518,550
Sonoco Products Co.	10,843	607,750
United States Steel Corp.	27,184	992,216
Westrock Co.	28,423	1,363,167
Total Materials		13,480,688
Real Estate — 9.4%
American Homes 4 Rent, Class A	40,770	1,459,566
Boston Properties, Inc.	17,627	1,090,935
Brixmor Property Group, Inc.	36,598	808,816
Camden Property Trust	12,957	1,291,554
CubeSmart	27,381	1,107,288
Equity LifeStyle Properties, Inc.	21,748	1,311,187
Federal Realty Investment Trust	9,030	940,655
First Industrial Realty Trust, Inc.	16,064	729,627
Healthcare Realty Trust, Inc.	46,522	662,008
Host Hotels & Resorts, Inc.	86,276	1,628,028
Jones Lang LaSalle, Inc.*	5,809	1,049,686
Kimco Realty Corp.	80,320	1,496,362
Omega Healthcare Investors, Inc.	29,923	909,958
Regency Centers Corp.	20,352	1,205,245
Rexford Industrial Realty, Inc.	25,839	1,106,168
STAG Industrial, Inc.	21,978	755,823
Zillow Group, Inc., Class C*(a)	18,737	797,634
Zillow Group, Inc., Class A*	6,006	252,252
Total Real Estate		18,602,792
Utilities — 0.9%
Brookfield Renewable Corp., Class A	21,965	510,467
Essential Utilities, Inc.	33,413	1,222,247
Total Utilities		1,732,714
Total Common Stocks
(Cost $194,614,426)		198,751,704

See notes to financial statements.

Schedule of Investments — IQ Candriam U.S. Mid Cap Equity ETF (continued)

April 30, 2024

	Shares	Value
Short-Term Investments — 0.2%
Money Market Funds — 0.2%
Dreyfus Government Cash Management Fund, Institutional Shares, 5.20%(b)(c)	274,215	$ 274,215
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 5.28%(b)	68,291	68,291
Total Short-Term Investments
(Cost $342,506)		342,506
Total Investments — 100.1% (Cost $194,956,932)		199,094,210
Other Assets and Liabilities, Net — (0.1)%		(183,923)
Net Assets — 100%		$198,910,287

*Non-income producing securities.

(a)All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $2,953,726; total market value of collateral held by the Fund was $3,063,447. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $2,789,232.

(b)Reflects the 1-day yield at April 30, 2024.

(c)Represents security purchased with cash collateral received for securities on loan.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2024. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(d)
Common Stocks	$198,751,704	$—	$—	$198,751,704
Short-Term Investments:
Money Market Funds	342,506	—	—	342,506
Total Investments in Securities	$199,094,210	$—	$—	$199,094,210

(d)For a complete listing of investments and their industries, see the Schedule of Investments.

For the year ended April 30, 2024, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedule of Investments — IQ Candriam U.S. Large Cap Equity ETF

April 30, 2024

	Shares	Value
Common Stocks — 99.2%
Communication Services — 7.9%
Alphabet, Inc., Class A*	71,776	$11,683,698
Alphabet, Inc., Class C*	62,381	10,270,408
Charter Communications, Inc., Class A*	1,347	344,751
Comcast Corp., Class A	54,027	2,058,969
Electronic Arts, Inc.	3,663	464,542
Omnicom Group, Inc.	2,650	246,026
Pinterest, Inc., Class A*	7,856	262,783
Snap, Inc., Class A*	13,743	206,832
Take-Two Interactive Software, Inc.*	2,267	323,750
Walt Disney Co. (The)	24,830	2,758,613
Warner Bros Discovery, Inc.*	30,286	222,905
Warner Music Group Corp., Class A	1,684	55,572
Total Communication Services		28,898,849
Consumer Discretionary — 13.3%
Airbnb, Inc., Class A*	5,803	920,182
Amazon.com, Inc.*	105,923	18,536,525
Aptiv PLC*	3,824	271,504
AutoZone, Inc.*	234	691,798
Best Buy Co., Inc.	2,631	193,747
CarMax, Inc.*	2,142	145,592
Chipotle Mexican Grill, Inc.*	374	1,181,690
Coupang, Inc.*	14,800	333,000
DoorDash, Inc., Class A*	4,163	538,109
eBay, Inc.	7,236	372,943
Hilton Worldwide Holdings, Inc.	3,419	674,500
Home Depot, Inc. (The)	13,641	4,559,095
LKQ Corp.	3,436	148,195
Lowe’s Cos., Inc.	7,952	1,812,976
Lucid Group, Inc.*(a)	11,338	28,912
Lululemon Athletica, Inc.*	1,509	544,145
Marriott International, Inc., Class A	3,542	836,372
McDonald’s Corp.	9,906	2,704,734
MercadoLibre, Inc.*	605	882,514
NIKE, Inc., Class B	16,554	1,527,272
NVR, Inc.*	43	319,871
Rivian Automotive, Inc., Class A*	9,096	80,954
Royal Caribbean Cruises Ltd.*	2,985	416,796
Starbucks Corp.	15,269	1,351,154
Tesla, Inc.*	37,332	6,842,209
TJX Cos., Inc. (The)	15,598	1,467,616
Tractor Supply Co.	1,486	405,797
Ulta Beauty, Inc.*	657	265,980
Yum China Holdings, Inc.	5,477	199,965
Yum! Brands, Inc.	3,795	536,044
Total Consumer Discretionary		48,790,191
Consumer Staples — 6.3%
Archer-Daniels-Midland Co.	7,226	423,877
Campbell Soup Co.	2,596	118,663
Church & Dwight Co., Inc.	3,301	356,145
Clorox Co. (The)	1,673	247,387
Colgate-Palmolive Co.	11,271	1,036,030
Conagra Brands, Inc.	6,432	197,977
Costco Wholesale Corp.	6,013	4,346,798
Dollar General Corp.	2,962	412,281
Dollar Tree, Inc.*	2,817	333,110
Estee Lauder Cos., Inc. (The), Class A	2,907	426,486
General Mills, Inc.	7,694	542,119

	Shares	Value
Common Stocks (continued)
Consumer Staples (continued)
Hershey Co. (The)	1,989	$ 385,707
Hormel Foods Corp.	3,920	139,395
J M Smucker Co. (The)	1,397	160,446
Kellanova	3,512	203,204
Keurig Dr Pepper, Inc.	12,270	413,499
Kimberly-Clark Corp.	4,564	623,123
Kraft Heinz Co. (The)	10,681	412,393
Kroger Co. (The)	9,610	532,202
McCormick & Co., Inc.	3,402	258,756
Mondelez International, Inc., Class A	18,449	1,327,221
PepsiCo, Inc.	18,696	3,288,813
Procter & Gamble Co. (The)	31,989	5,220,605
Sysco Corp.	6,859	509,761
Target Corp.	6,259	1,007,574
Walgreens Boots Alliance, Inc.	9,656	171,201
Total Consumer Staples		23,094,773
Energy — 3.3%
Baker Hughes Co.	13,723	447,644
Cheniere Energy, Inc.	3,264	515,125
Exxon Mobil Corp.	54,404	6,434,361
Halliburton Co.	12,193	456,872
Kinder Morgan, Inc.	26,569	485,681
Marathon Petroleum Corp.	5,154	936,585
ONEOK, Inc.	7,873	622,912
Schlumberger NV	19,319	917,266
Valero Energy Corp.	4,608	736,681
Williams Cos., Inc. (The)	16,500	632,940
Total Energy		12,186,067
Financials — 13.0%
Aflac, Inc.	7,271	608,219
Allstate Corp. (The)	3,550	603,713
American Express Co.	8,031	1,879,495
American International Group, Inc.	9,658	727,344
Ameriprise Financial, Inc.	1,389	571,976
Apollo Global Management, Inc.	5,484	594,356
Arch Capital Group Ltd.*	4,838	452,547
Ares Management Corp., Class A	2,289	304,643
Arthur J Gallagher & Co.	2,884	676,846
Bank of America Corp.	94,108	3,482,937
Bank of New York Mellon Corp. (The)	10,224	577,554
Blackstone, Inc.	9,547	1,113,276
Capital One Financial Corp.	5,123	734,792
Cboe Global Markets, Inc.	1,426	258,320
Citigroup, Inc.	25,684	1,575,200
Citizens Financial Group, Inc.	6,297	214,791
CME Group, Inc.	4,872	1,021,366
Corpay, Inc.*	945	285,522
Discover Financial Services	3,373	427,460
Everest Re Group Ltd.	454	166,350
Fidelity National Information Services, Inc.	8,016	544,447
Fifth Third Bancorp	9,207	335,687
Fiserv, Inc.*	8,233	1,256,932
Franklin Resources, Inc.	3,855	88,048
Global Payments, Inc.	3,533	433,746
Globe Life, Inc.	1,264	96,279
Hartford Financial Services Group, Inc. (The)	4,129	400,059

See notes to financial statements.

Schedule of Investments — IQ Candriam U.S. Large Cap Equity ETF (continued)

April 30, 2024

	Shares	Value
Common Stocks (continued)
Financials (continued)
Huntington Bancshares, Inc.	19,488	$ 262,503
Intercontinental Exchange, Inc.	7,694	990,679
KKR & Co., Inc.	9,087	845,727
M&T Bank Corp.	2,246	324,300
Markel Group Inc.*	178	259,595
Marsh & McLennan Cos., Inc.	6,713	1,338,774
Mastercard, Inc., Class A	11,390	5,139,168
MetLife, Inc.	8,550	607,734
Moody’s Corp.	2,157	798,802
Morgan Stanley	17,521	1,591,608
MSCI, Inc.	1,053	490,477
Nasdaq, Inc.	4,632	277,225
Northern Trust Corp.	2,817	232,093
PayPal Holdings, Inc.*	14,903	1,012,212
PNC Financial Services Group, Inc. (The)	5,406	828,524
Principal Financial Group, Inc.	3,294	260,687
Progressive Corp. (The)	7,926	1,650,589
Prudential Financial, Inc.	4,948	546,655
Raymond James Financial, Inc.	2,562	312,564
Regions Financial Corp.	12,695	244,633
S&P Global, Inc.	4,353	1,810,108
Synchrony Financial	5,639	248,003
Travelers Cos., Inc. (The)	3,119	661,727
Truist Financial Corp.	18,015	676,463
US Bancorp	20,094	816,419
Visa, Inc., Class A(a)	21,469	5,766,788
Willis Towers Watson PLC	1,400	351,596
Total Financials		47,777,558
Health Care — 9.9%
Alnylam Pharmaceuticals, Inc.*	1,679	241,692
Avantor, Inc.*	8,842	214,242
Baxter International, Inc.	6,835	275,929
Biogen, Inc.*	1,954	419,758
Bristol-Myers Squibb Co.	27,619	1,213,579
Cardinal Health, Inc.	3,395	349,821
Cigna Group (The)	4,001	1,428,517
Dexcom, Inc.*	5,237	667,141
Edwards Lifesciences Corp.*	8,161	690,992
Elevance Health, Inc.	3,215	1,699,385
Eli Lilly & Co.	11,485	8,970,933
Gilead Sciences, Inc.	16,916	1,102,923
Henry Schein, Inc.*	1,763	122,141
Hologic, Inc.*	3,236	245,192
Humana, Inc.	1,689	510,230
IDEXX Laboratories, Inc.*	1,118	550,906
Incyte Corp.*	2,531	131,738
Intuitive Surgical, Inc.*	4,731	1,753,403
Laboratory Corp. of America Holdings	1,153	232,180
Merck & Co., Inc.	34,457	4,452,533
Mettler-Toledo International, Inc.*	294	361,532
Quest Diagnostics, Inc.	1,515	209,343
ResMed, Inc.	1,962	419,848
Royalty Pharma PLC, Class A	5,086	140,882
Solventum Corp.*	1,871	121,634
STERIS PLC	1,332	272,474
UnitedHealth Group, Inc.	12,604	6,096,555

	Shares	Value
Common Stocks (continued)
Health Care (continued)
Veeva Systems, Inc., Class A*	1,991	$ 395,333
Vertex Pharmaceuticals, Inc.*	3,496	1,373,264
Waters Corp.*	801	247,541
West Pharmaceutical Services, Inc.	999	357,122
Zimmer Biomet Holdings, Inc.	2,831	340,513
Zoetis, Inc.	6,276	999,390
Total Health Care		36,608,666
Industrials — 5.6%
3M Co.	7,465	720,447
A O Smith Corp.	1,659	137,432
Automatic Data Processing, Inc.	5,615	1,358,212
Broadridge Financial Solutions, Inc.	1,590	307,522
Carrier Global Corp.	11,305	695,144
CH Robinson Worldwide, Inc.	1,562	110,902
Cintas Corp.	1,182	778,158
Dover Corp.	1,894	339,594
Emerson Electric Co.	7,744	834,648
Equifax, Inc.	1,646	362,433
Expeditors International of Washington, Inc.	1,991	221,618
Fastenal Co.	7,736	525,584
FedEx Corp.	3,129	819,110
Ferguson PLC	2,628	551,617
Fortive Corp.	4,784	360,092
Illinois Tool Works, Inc.	4,119	1,005,489
Ingersoll Rand, Inc.	5,474	510,834
JB Hunt Transport Services, Inc.	1,116	181,428
Johnson Controls International PLC	9,234	600,856
Masco Corp.	3,042	208,225
Old Dominion Freight Line, Inc.	2,598	472,083
Otis Worldwide Corp.	5,605	511,176
Parker-Hannifin Corp.	1,734	944,874
Paychex, Inc.	4,371	519,319
Paycom Software, Inc.	693	130,270
Quanta Services, Inc.	1,949	503,933
Rockwell Automation, Inc.	1,564	423,781
SS&C Technologies Holdings, Inc.	2,955	182,885
Trane Technologies PLC	3,092	981,215
TransUnion	2,608	190,384
United Parcel Service, Inc., Class B	9,853	1,453,120
United Rentals, Inc.	930	621,231
Verisk Analytics, Inc.	1,958	426,766
Waste Management, Inc.	5,515	1,147,230
Westinghouse Air Brake Technologies Corp.	2,412	388,525
WW Grainger, Inc.	549	505,821
Xylem, Inc.	3,225	421,508
Total Industrials		20,453,466
Information Technology — 32.5%
Accenture PLC, Class A	8,618	2,593,242
Adobe, Inc.*	6,180	2,860,290
Advanced Micro Devices, Inc.*	21,724	3,440,647
Akamai Technologies, Inc.*	2,018	203,677
Amdocs Ltd.	1,561	131,108
Analog Devices, Inc.	6,843	1,372,774
ANSYS, Inc.*	1,182	384,008
Apple, Inc.	183,773	31,302,055
Applied Materials, Inc.	11,376	2,259,842

See notes to financial statements.

Schedule of Investments — IQ Candriam U.S. Large Cap Equity ETF (continued)

April 30, 2024

	Shares	Value
Common Stocks (continued)
Information Technology (continued)
Atlassian Corp., Class A*	2,097	$ 361,313
Autodesk, Inc.*	2,908	618,968
Cadence Design Systems, Inc.*	3,667	1,010,735
CDW Corp.	1,827	441,878
Cisco Systems, Inc.	55,367	2,601,142
Cognizant Technology Solutions Corp., Class A	6,871	451,287
Dell Technologies, Inc., Class C	3,512	437,736
Enphase Energy, Inc.*	1,800	195,768
EPAM Systems, Inc.*	763	179,503
Fair Isaac Corp.*	331	375,132
Fortinet, Inc.*	9,177	579,803
Gartner, Inc.*	1,037	427,856
Gen Digital, Inc.	8,402	169,216
Hewlett Packard Enterprise Co.	17,454	296,718
HP, Inc.	13,359	375,254
HubSpot, Inc.*	641	387,722
Intel Corp.	56,647	1,726,034
International Business Machines Corp.	12,337	2,050,409
Intuit, Inc.	3,700	2,314,794
Keysight Technologies, Inc.*	2,409	356,388
KLA Corp.	1,868	1,287,594
Lam Research Corp.	1,824	1,631,404
Marvell Technology, Inc.	11,622	766,006
Micron Technology, Inc.	14,810	1,672,938
Microsoft Corp.	90,866	35,376,860
MongoDB, Inc.*	946	345,460
Motorola Solutions, Inc.	2,270	769,871
NetApp, Inc.	2,785	284,655
Okta, Inc.*	2,040	189,679
ON Semiconductor Corp.*	5,833	409,243
Palo Alto Networks, Inc.*	4,242	1,233,955
QUALCOMM, Inc.	15,119	2,507,486
Roper Technologies, Inc.	1,447	740,083
Salesforce, Inc.	12,778	3,436,515
Seagate Technology Holdings PLC	2,608	224,053
ServiceNow, Inc.*	2,761	1,914,284
Skyworks Solutions, Inc.	2,156	229,808
Snowflake, Inc., Class A*	3,718	577,034
Synopsys, Inc.*	2,053	1,089,301
TE Connectivity Ltd.	4,270	604,120
Teradyne, Inc.	2,096	243,807
Texas Instruments, Inc.	12,283	2,166,967
Trimble, Inc.*	3,342	200,754
Twilio, Inc., Class A*	2,442	146,227
VeriSign, Inc.*	1,218	206,427
Western Digital Corp.*	4,339	307,331
Workday, Inc., Class A*	2,813	688,426
Zebra Technologies Corp., Class A*	693	217,990
Zscaler, Inc.*	1,189	205,626
Total Information Technology		119,579,203
Materials — 3.1%
Air Products and Chemicals, Inc.	2,973	702,639
Albemarle Corp.(a)	1,579	189,969
Ball Corp.	4,203	292,403
CRH PLC	9,366	725,116
DuPont de Nemours, Inc.	5,696	412,960

	Shares	Value
Common Stocks (continued)
Materials (continued)
Ecolab, Inc.	3,428	$ 775,242
Freeport-McMoRan, Inc.	19,390	968,337
International Flavors & Fragrances, Inc.	3,454	292,381
Linde PLC	6,643	2,929,297
LyondellBasell Industries NV, Class A	3,454	345,296
Martin Marietta Materials, Inc.	846	496,661
Mosaic Co. (The)	4,484	140,753
Newmont Corp.	15,614	634,553
Nucor Corp.	3,332	561,542
Packaging Corp. of America	1,210	209,306
PPG Industries, Inc.	3,190	411,510
Sherwin-Williams Co. (The)	3,222	965,343
Vulcan Materials Co.	1,800	463,734
Total Materials		11,517,042
Real Estate — 2.8%
Alexandria Real Estate Equities, Inc.	2,111	244,602
American Tower Corp.	6,328	1,085,632
AvalonBay Communities, Inc.	1,923	364,543
CBRE Group, Inc., Class A*	4,197	364,677
Crown Castle, Inc.	5,852	548,801
Digital Realty Trust, Inc.	4,099	568,859
Equinix, Inc.	1,266	900,265
Equity Residential	4,637	298,623
Essex Property Trust, Inc.	869	213,991
Extra Space Storage, Inc.	2,835	380,684
Healthpeak Properties, Inc.	7,405	137,807
Host Hotels & Resorts, Inc.	9,539	180,001
Invitation Homes, Inc.	7,759	265,358
Iron Mountain, Inc.	3,925	304,266
Mid-America Apartment Communities, Inc.	1,566	203,580
Prologis, Inc.	12,518	1,277,462
Public Storage	2,145	556,520
SBA Communications Corp.	1,453	270,432
Simon Property Group, Inc.	4,399	618,191
UDR, Inc.	4,122	156,966
Ventas, Inc.	5,435	240,662
Welltower, Inc.	7,515	716,029
Weyerhaeuser Co.	9,906	298,864
WP Carey, Inc.	2,954	161,997
Total Real Estate		10,358,812
Utilities — 1.5%
American Water Works Co., Inc.	2,631	321,824
Avangrid, Inc.	957	34,959
Consolidated Edison, Inc.	4,684	442,170
Edison International	5,190	368,801
Eversource Energy	4,713	285,702
Exelon Corp.	13,461	505,864
NextEra Energy, Inc.	27,470	1,839,666
PG&E Corp.	33,799	578,301
Public Service Enterprise Group, Inc.	6,769	467,603
Sempra	8,526	610,717
Total Utilities		5,455,607
Total Common Stocks
(Cost $320,750,826)		364,720,234

See notes to financial statements.

Schedule of Investments — IQ Candriam U.S. Large Cap Equity ETF (continued)

April 30, 2024

	Shares	Value
Investment Company — 0.8%
Equity Fund — 0.8%
Vanguard S&P 500 ETF
(Cost $3,082,546)	6,564	$ 3,028,826
Short-Term Investments — 0.0%(b)
Money Market Funds — 0.0%(b)
Dreyfus Government Cash Management Fund, Institutional Shares, 5.20%(c)(d)	30,555	30,555
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 5.28%(c)	21,161	21,161
Total Short-Term Investments
(Cost $51,716)		51,716
Total Investments — 100.0% (Cost $323,885,088)		367,800,776
Other Assets and Liabilities, Net — 0.0%(b)		134,539
Net Assets — 100%		$367,935,315

*Non-income producing securities.

(a)All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $5,764,741; total market value of collateral held by the Fund was $5,958,632. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $5,928,077.

(b)Less than 0.05%.

(c)Reflects the 1-day yield at April 30, 2024.

(d)Represents security purchased with cash collateral received for securities on loan.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2024. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(e)
Common Stocks	$364,720,234	$—	$—	$364,720,234
Investment Company	3,028,826	—	—	3,028,826
Short-Term Investments:
Money Market Funds	51,716	—	—	51,716
Total Investments in Securities	$367,800,776	$—	$—	$367,800,776

(e)For a complete listing of investments and their industries, see the Schedule of Investments.

For the year ended April 30, 2024, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedule of Investments — IQ CBRE NextGen Real Estate ETF

April 30, 2024

	Shares	Value
Common Stocks — 99.8%
Data Center — 15.4%
Digital Core REIT Management Pte Ltd.	4,639,602	$2,830,157
Digital Realty Trust, Inc.	44,811	6,218,871
Equinix, Inc.	7,792	5,540,969
Keppel DC REIT	5,246,315	6,578,331
Total Data Center		21,168,328
Health Care — 14.0%
Aedifica SA	6,779	435,996
Alexandria Real Estate Equities, Inc.	25,051	2,902,659
Assura PLC	425,800	219,770
CareTrust REIT, Inc.	18,570	459,050
Chartwell Retirement Residences(a)	34,248	311,357
Cofinimmo SA(a)	5,241	349,127
Community Healthcare Trust, Inc.	3,940	104,528
Diversified Healthcare Trust	34,211	80,738
Global Medical REIT, Inc.	9,331	75,675
Healthcare Realty Trust, Inc.	54,242	771,864
Healthpeak Properties, Inc.	101,499	1,888,896
LTC Properties, Inc.	6,134	203,035
Medical Properties Trust, Inc.(a)	85,251	392,155
National Health Investors, Inc.	6,177	389,522
NorthWest Healthcare Properties Real Estate Investment Trust(a)	34,958	128,499
Parkway Life Real Estate Investment Trust	86,158	226,806
Primary Health Properties PLC	190,660	219,038
Sabra Health Care REIT, Inc.	32,940	458,525
Universal Health Realty Income Trust	1,966	70,835
Ventas, Inc.	57,630	2,551,856
Welltower, Inc.	72,810	6,937,337
Total Health Care		19,177,268
Industrial — 32.5%
Advance Logistics Investment Corp.	216	167,183
Americold Realty Trust, Inc.	91,726	2,015,220
Catena AB	16,078	713,380
CRE Logistics REIT, Inc.(a)	201	193,126
Dream Industrial Real Estate Investment Trust(a)	88,063	795,474
EastGroup Properties, Inc.	15,501	2,408,235
ESR-LOGOS REIT	2,472,321	525,736
First Industrial Realty Trust, Inc.	42,776	1,942,886
Frasers Logistics & Commercial Trust	1,205,917	879,844
GLP J-Reit	1,593	1,300,801
Granite Real Estate Investment Trust	20,540	1,017,394
Industrial & Infrastructure Fund Investment Corp.	810	672,233
Innovative Industrial Properties, Inc.	9,125	943,525
Japan Logistics Fund, Inc.	299	534,482
LaSalle Logiport REIT	600	603,565
LondonMetric Property PLC	660,493	1,625,946
LXP Industrial Trust	94,525	789,284
Mapletree Logistics Trust	1,615,518	1,599,230
Mitsubishi Estate Logistics REIT Investment Corp.	163	418,984
Mitsui Fudosan Logistics Park, Inc.	197	567,096
Montea NV	6,475	558,028
Nippon Prologis REIT, Inc.	918	1,590,232
Plymouth Industrial REIT, Inc.	14,577	304,368

	Shares	Value
Common Stocks (continued)
Industrial (continued)
Prologis, Inc.	54,936	$ 5,606,219
Rexford Industrial Realty, Inc.(a)	69,521	2,976,194
Sagax AB, Class B(a)	115,070	2,916,615
Segro PLC	433,633	4,604,395
SOSiLA Logistics REIT, Inc.	233	184,043
STAG Industrial, Inc.	58,758	2,020,688
Terreno Realty Corp.	28,467	1,547,181
Tritax Big Box REIT PLC	617,427	1,172,031
Tritax EuroBox PLC	259,801	180,546
Urban Logistics REIT PLC	151,981	220,370
VGP NV(a)	8,846	968,564
Total Industrial		44,563,098
Infrastructure (Tower) — 16.1%
American Tower Corp.	35,792	6,140,476
Crown Castle, Inc.	59,323	5,563,311
SBA Communications Corp.	29,945	5,573,363
Uniti Group, Inc.	843,009	4,847,302
Total Infrastructure (Tower)		22,124,452
Manufactured Homes — 2.7%
Equity LifeStyle Properties, Inc.	26,728	1,611,431
Sun Communities, Inc.	17,815	1,983,166
UMH Properties, Inc.	9,868	157,098
Total Manufactured Homes		3,751,695
Multi-Family Residential — 14.8%
Advance Residence Investment Corp.	203	440,533
Apartment Income REIT Corp.	20,620	791,396
Apartment Investment and Management Co., Class A*	20,605	164,840
AvalonBay Communities, Inc.	20,337	3,855,285
Boardwalk Real Estate Investment Trust	7,042	363,261
Camden Property Trust	15,331	1,528,194
Canadian Apartment Properties REIT	23,904	745,559
CapitaLand Ascott Trust	537,963	358,971
Centerspace	2,122	142,704
Comforia Residential REIT, Inc.	109	237,235
Daiwa Securities Living Investments Corp.	343	233,440
Elme Communities	12,504	189,561
Equity Residential	54,351	3,500,204
Essex Property Trust, Inc.	9,194	2,264,023
Independence Realty Trust, Inc.(a)	31,985	504,403
InterRent Real Estate Investment Trust	20,646	180,034
Killam Apartment Real Estate Investment Trust	16,886	211,282
Mid-America Apartment Communities, Inc.	16,714	2,172,820
NexPoint Residential Trust, Inc.	3,726	127,578
Sekisui House Reit, Inc.(a)	624	321,190
UDR, Inc.	47,184	1,796,767
Veris Residential, Inc.	13,125	189,131
Total Multi-Family Residential		20,318,411
Single-Family Residential — 3.6%
American Homes 4 Rent, Class A	52,382	1,875,276
Invitation Homes, Inc.	87,630	2,996,946
Total Single-Family Residential		4,872,222

See notes to financial statements.

Schedule of Investments — IQ CBRE NextGen Real Estate ETF (continued)

April 30, 2024

	Shares	Value
Common Stocks (continued)
Student Housing — 0.7%
UNITE Group PLC (The)	62,179	$ 722,514
Xior Student Housing NV	5,451	163,198
Total Student Housing		885,712
Total Common Stocks
(Cost $144,380,771)		136,861,186
Short-Term Investments — 0.5%
Money Market Funds — 0.5%
Dreyfus Government Cash Management Fund, Institutional Shares, 5.20%(b)(c)	528,695	528,695
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 5.28%(b)	86,242	86,242

Shares	Value
Total Short-Term Investments
(Cost $614,937)	$ 614,937
Total Investments — 100.3% (Cost $144,995,708)	137,476,123
Other Assets and Liabilities, Net — (0.3)%	(373,569)
Net Assets — 100%	$137,102,554

*Non-income producing securities.

(a)All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $8,521,653; total market value of collateral held by the Fund was $8,888,906. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $8,360,211.

(b)Reflects the 1-day yield at April 30, 2024.

(c)Represents security purchased with cash collateral received for securities on loan.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2024. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(d)
Common Stocks	$136,861,186	$—	$—	$136,861,186
Short-Term Investments:
Money Market Funds	614,937	—	—	614,937
Total Investments in Securities	$137,476,123	$—	$—	$137,476,123

(d)For a complete listing of investments and their industries, see the Schedule of Investments.

For the year ended April 30, 2024, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedule of Investments — IQ FTSE International Equity Currency Neutral ETF

April 30, 2024

	Shares	Value
Common Stocks — 98.8%
Australia — 7.2%
ALS Ltd.	22,023	$187,482
ANZ Group Holdings Ltd.	96,050	1,756,343
APA Group	47,946	259,033
Aristocrat Leisure Ltd.	23,576	611,139
ASX Ltd.	7,954	328,542
Atlas Arteria Ltd.	48,646	163,943
Aurizon Holdings Ltd.	92,610	230,322
BHP Group Ltd.	156,873	4,383,276
BlueScope Steel Ltd.	20,648	306,904
Brambles Ltd.	51,417	488,128
CAR Group Ltd.	15,739	345,747
Challenger Ltd.	29,455	129,105
Charter Hall Group	31,046	241,715
Cochlear Ltd.	2,366	499,472
Coles Group Ltd.	44,927	473,192
Commonwealth Bank of Australia	53,142	3,952,523
Computershare Ltd.	21,752	384,615
Dexus	56,186	259,769
Endeavour Group Ltd.	52,620	183,145
Fortescue Ltd.	52,676	891,045
Glencore PLC	388,801	2,276,927
Goodman Group	64,207	1,321,247
GPT Group (The)	112,726	308,899
IDP Education Ltd.(a)	11,674	123,562
Insurance Australia Group Ltd.	91,813	383,945
Lottery Corp., Ltd. (The)	91,201	289,001
Lynas Rare Earths Ltd.*	36,992	157,576
Macquarie Group Ltd.	11,821	1,439,015
Medibank Pvt Ltd.	107,659	248,874
Mineral Resources Ltd.	7,131	334,277
Mirvac Group	182,716	244,412
National Australia Bank Ltd.	101,309	2,223,535
Northern Star Resources Ltd.	36,095	350,168
Origin Energy Ltd.	57,920	366,701
Pilbara Minerals Ltd.(a)	104,871	276,478
QBE Insurance Group Ltd.	49,879	574,256
Ramsay Health Care Ltd.	7,030	238,518
REA Group Ltd.	1,930	225,133
Region RE Ltd.	131,354	187,649
Rio Tinto Ltd.	11,698	991,216
Rio Tinto PLC	34,384	2,355,900
Santos Ltd.	113,501	567,505
Scentre Group	237,860	491,165
SEEK Ltd.	16,559	260,966
Sonic Healthcare Ltd.	17,843	310,167
South32 Ltd.	185,599	432,663
Steadfast Group Ltd.	65,193	240,029
Stockland	125,272	361,987
Suncorp Group Ltd.	47,021	507,460
Telstra Group Ltd.	145,397	346,498
Transurban Group	100,556	818,813
Treasury Wine Estates Ltd.	33,522	263,170
Vicinity Ltd.	204,093	255,116
Wesfarmers Ltd.	37,657	1,633,189
Westpac Banking Corp.	110,040	1,854,960
WiseTech Global Ltd.	5,702	343,564
Woodside Energy Group Ltd.	60,176	1,103,096
Woolworths Group Ltd.	40,114	830,933
Total Australia		41,614,010

	Shares	Value
Common Stocks (continued)
Austria — 0.2%
ANDRITZ AG	3,035	$ 166,803
Erste Group Bank AG	11,424	535,880
Mondi PLC	14,890	283,209
OMV AG	5,251	250,863
Verbund AG	2,193	167,893
Total Austria		1,404,648
Belgium — 0.8%
Ageas SA	6,509	300,245
Anheuser-Busch InBev SA	28,134	1,689,430
D’ieteren Group	668	145,138
Groupe Bruxelles Lambert NV	3,418	255,282
KBC Group NV	8,192	612,278
Lotus Bakeries NV	8	80,665
Sofina SA	692	163,375
Solvay SA	3,869	125,805
Syensqo SA*	2,782	259,361
UCB SA	4,285	570,658
Umicore SA(a)	8,372	186,735
Warehouses De Pauw CVA	7,059	188,244
Total Belgium		4,577,216
Brazil — 0.0%(b)
Yara International ASA	7,716	221,221
Burkina Faso — 0.0%(b)
Endeavour Mining PLC	6,736	143,639
Chile — 0.1%
Antofagasta PLC	10,550	291,944
China — 0.5%
BOC Hong Kong Holdings Ltd.	120,012	370,568
ESR Group Ltd.(a)	118,436	130,835
HUTCHMED China Ltd.*	21,379	82,687
Lenovo Group Ltd.	409,618	467,689
Prosus NV*	48,017	1,617,801
Wilmar International Ltd.	67,744	160,450
Xinyi Glass Holdings Ltd.	115,301	124,129
Total China		2,954,159
Denmark — 3.2%
AP Moller - Maersk A/S, Class B	252	368,136
Carlsberg A/S, Class B	3,232	437,028
Coloplast A/S, Class B(a)	4,103	497,865
Danske Bank A/S	22,566	653,491
DSV A/S	5,786	827,668
Genmab A/S*	2,143	601,085
Novo Nordisk A/S, Class B	96,553	12,493,816
Novonesis (Novozymes) B, Class B(a)	12,291	684,737
Orsted A/S*(a)	6,348	351,011
Pandora A/S	3,110	476,843
Svitzer A/S*	504	16,969
Vestas Wind Systems A/S*	33,094	893,849
Total Denmark		18,302,498
Finland — 0.9%
Elisa OYJ	5,278	238,834
Fortum OYJ(a)	14,657	194,020
Kesko OYJ, Class B	8,818	151,142
Kone OYJ, Class B	9,989	489,181
Metso Outotec OYJ(a)	22,855	260,874

See notes to financial statements.

Schedule of Investments — IQ FTSE International Equity Currency Neutral ETF (continued)

April 30, 2024

	Shares	Value
Common Stocks (continued)
Finland (continued)
Neste OYJ	13,102	$ 298,960
Nokia OYJ	160,675	586,105
Nordea Bank Abp	105,381	1,240,035
Orion OYJ, Class B	3,392	129,807
Sampo OYJ, A Shares	13,156	533,426
Stora Enso OYJ, Class R(a)	19,033	255,407
UPM-Kymmene OYJ	16,993	598,152
Wartsila OYJ Abp	17,888	332,042
Total Finland		5,307,985
France — 9.0%
Accor SA	8,396	370,859
Aeroports de Paris SA	1,001	127,904
Air Liquide SA	15,983	3,142,493
Airbus SE	18,521	3,063,234
Alstom SA(a)	13,290	211,380
Arkema SA	2,173	225,495
AXA SA(a)	55,383	1,921,051
BioMerieux	1,445	154,508
BNP Paribas SA	33,465	2,419,264
Bouygues SA(a)	7,555	279,587
Capgemini SE	5,206	1,101,619
Carrefour SA	18,006	304,005
Cie de Saint-Gobain SA	15,497	1,237,135
Cie Generale des Etablissements Michelin SCA	22,842	883,658
Credit Agricole SA	33,391	519,486
Danone SA	18,500	1,160,367
Dassault Systemes SE	21,940	868,704
Edenred SE	8,835	420,008
Eiffage SA	2,674	286,777
Engie SA*(a)	56,949	990,730
EssilorLuxottica SA	9,573	2,055,386
Gecina SA	2,234	229,317
Getlink SE	15,890	271,848
Hermes International SCA	1,079	2,597,039
Kering SA	2,319	818,269
Klepierre SA	9,159	247,379
Legrand SA	8,802	911,607
L’Oreal SA	6,983	3,282,696
LVMH Moet Hennessy Louis Vuitton SE	7,751	6,418,073
Orange SA	61,492	685,451
Pernod Ricard SA	6,654	1,010,306
Publicis Groupe SA	7,894	876,567
Renault SA	6,352	317,454
Rexel SA	10,410	271,929
Safran SA	10,800	2,358,094
Sartorius Stedim Biotech	883	191,663
Societe Generale SA	24,903	676,077
Sodexo SA	3,260	284,962
Teleperformance SE*	2,458	224,661
Thales SA	3,505	591,956
TotalEnergies SE	65,961	4,837,596
Unibail-Rodamco-Westfield*	3,786	317,703
Veolia Environnement SA	20,763	648,046
Vinci SA	15,849	1,868,366
Vivendi SE	21,892	223,922
Total France		51,904,631

	Shares	Value
Common Stocks (continued)
Germany — 7.4%
adidas AG	5,485	$ 1,327,806
Allianz SE	12,265	3,496,305
BASF SE	28,316	1,488,268
Bayer AG	31,016	907,036
Bayerische Motoren Werke AG	11,006	1,205,655
Bechtle AG	3,164	153,255
Beiersdorf AG	3,525	529,751
Brenntag SE	4,796	383,893
Carl Zeiss Meditec AG, Bearer	1,352	143,262
Commerzbank AG	35,496	529,842
Continental AG	3,805	247,529
Covestro AG*	6,780	340,584
CTS Eventim AG & Co. KGaA	2,421	215,377
Daimler Truck Holding AG	16,723	756,552
Deutsche Bank AG	63,905	1,025,645
Deutsche Boerse AG	5,649	1,094,187
Deutsche Lufthansa AG*	24,728	177,522
Deutsche Post AG	31,572	1,325,360
Deutsche Telekom AG	101,917	2,341,880
E.ON SE	71,232	944,449
Fresenius Medical Care AG	7,182	304,104
Fresenius SE & Co. KGaA	14,261	426,505
GEA Group AG*	7,066	286,348
Hannover Rueck SE	1,925	478,353
Heidelberg Materials AG	4,963	502,228
Henkel AG & Co. KGaA	2,972	213,391
Infineon Technologies AG	41,950	1,467,665
Knorr-Bremse AG	2,579	191,792
LEG Immobilien SE*	2,684	229,361
Mercedes-Benz Group AG	26,900	2,040,446
Merck KGaA	4,189	667,164
MTU Aero Engines AG	1,881	455,754
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	4,167	1,836,593
Nemetschek SE	1,674	149,549
Puma SE	3,905	181,799
Rheinmetall AG	1,445	799,112
RWE AG	22,641	789,940
SAP SE	34,224	6,210,037
Scout24 SE	2,137	157,893
Siemens AG	23,051	4,335,480
Siemens Energy AG*	19,265	397,565
Siemens Healthineers AG	8,392	467,503
Symrise AG	4,486	483,026
Vonovia SE	23,747	690,144
Zalando SE*	8,870	233,883
Total Germany		42,629,793
Hong Kong — 1.7%
AIA Group Ltd.	369,825	2,733,070
ASMPT Ltd.	14,235	179,093
CK Asset Holdings Ltd.	68,959	296,690
CLP Holdings Ltd.	56,983	449,528
Hang Seng Bank Ltd.	25,009	332,230
Henderson Land Development Co., Ltd.	69,810	212,433
Hong Kong & China Gas Co., Ltd.	373,214	284,878
Hong Kong Exchanges & Clearing Ltd.	40,895	1,315,550

See notes to financial statements.

Schedule of Investments — IQ FTSE International Equity Currency Neutral ETF (continued)

April 30, 2024

	Shares	Value
Common Stocks (continued)
Hong Kong (continued)
Hongkong Land Holdings Ltd.	50,590	$ 162,394
Jardine Matheson Holdings Ltd.	6,886	264,216
Link REIT	90,179	390,293
MTR Corp., Ltd.	60,988	201,573
Power Assets Holdings Ltd.	51,138	294,554
Prudential PLC	86,568	759,853
Sino Land Co., Ltd.	151,677	163,096
Sun Hung Kai Properties Ltd.	49,732	462,589
Swire Pacific Ltd., Class A	25,583	217,520
Techtronic Industries Co., Ltd.	44,974	629,080
United Energy Group Ltd.(a)	337,974	24,199
WH Group Ltd.	314,373	229,915
Wharf Real Estate Investment Co., Ltd.	63,855	199,618
Total Hong Kong		9,802,372
Ireland — 0.3%
AIB Group PLC	39,922	207,714
Bank of Ireland Group PLC	34,918	375,043
Kerry Group PLC, Class A	4,904	423,685
Kingspan Group PLC	4,919	441,023
Smurfit Kappa Group PLC	8,816	385,258
Total Ireland		1,832,723
Israel — 0.6%
Bank Hapoalim BM	53,519	485,513
Bank Leumi Le-Israel BM	59,412	466,389
Big Shopping Centers Ltd.*	1,696	175,668
Electra Ltd.(a)	237	90,801
ICL Group Ltd.	40,745	192,347
Israel Discount Bank Ltd., Class A	60,408	312,038
Mizrahi Tefahot Bank Ltd.	5,558	203,560
Nice Ltd.*	2,320	520,507
Nova Ltd.*	1,275	221,117
Teva Pharmaceutical Industries Ltd.*	38,171	539,157
Tower Semiconductor Ltd.*	5,622	184,064
Total Israel		3,391,161
Italy — 2.4%
Assicurazioni Generali SpA	38,286	937,469
Banco BPM SpA	42,335	279,931
Brunello Cucinelli SpA	1,411	144,988
Coca-Cola HBC AG*	8,108	262,947
Davide Campari-Milano NV(a)	23,817	239,894
Enel SpA	246,353	1,628,164
Eni SpA	74,527	1,206,164
Ferrari NV	3,909	1,618,388
FinecoBank Banca Fineco SpA	21,786	336,377
Intesa Sanpaolo SpA	528,142	1,991,199
Leonardo SpA	14,577	337,137
Mediobanca Banca di Credito Finanziario SpA	29,368	419,215
Moncler SpA	8,084	554,244
Nexi SpA*	46,777	273,991
PRADA SpA	18,183	149,487
Prysmian SpA	10,902	596,606
Recordati Industria Chimica e Farmaceutica SpA	4,399	235,418
Snam SpA	85,141	391,643

	Shares	Value
Common Stocks (continued)
Italy (continued)
Terna - Rete Elettrica Nazionale	53,591	$ 431,144
UniCredit SpA	53,353	1,972,720
Total Italy		14,007,126
Japan — 23.8%
Advantest Corp.	23,767	754,551
Aeon Co., Ltd.	24,628	516,771
AGC, Inc.	8,186	303,428
Aisin Corp.	7,149	272,258
Ajinomoto Co., Inc.	17,053	636,650
Aozora Bank Ltd.	8,863	138,212
Asahi Group Holdings Ltd.	18,024	619,068
Asahi Intecc Co., Ltd.	7,906	117,009
Asahi Kasei Corp.	47,584	332,769
Asics Corp.	6,170	265,047
Astellas Pharma, Inc.	60,780	584,761
Bandai Namco Holdings, Inc.	21,837	411,027
BayCurrent Consulting, Inc.	5,675	121,603
Bic Camera, Inc.	19,907	193,675
Bridgestone Corp.	19,973	885,785
Brother Industries Ltd.	10,968	195,293
Canon, Inc.	33,255	904,467
Capcom Co., Ltd.	14,447	240,669
Central Japan Railway Co.	31,426	722,320
Chubu Electric Power Co., Inc.	24,735	318,294
Chugai Pharmaceutical Co., Ltd.	21,511	690,309
Concordia Financial Group Ltd.	54,671	295,894
CyberAgent, Inc.	20,273	127,501
Dai Nippon Printing Co., Ltd.	11,956	349,946
Daifuku Co., Ltd.	11,513	238,652
Dai-ichi Life Holdings, Inc.	31,662	734,183
Daiichi Sankyo Co., Ltd.	59,551	2,029,877
Daikin Industries Ltd.	8,572	1,184,496
Daito Trust Construction Co., Ltd.	2,771	297,852
Daiwa House Industry Co., Ltd.	23,668	667,785
Daiwa Securities Group, Inc.	58,368	430,996
Daiwa Securities Living Investments Corp.	294	200,091
Denso Corp.	68,192	1,166,325
Dentsu Group, Inc.	8,479	230,018
Disco Corp.	2,699	785,525
East Japan Railway Co.	37,711	693,279
Ebara Corp.	2,303	191,862
Eisai Co., Ltd.	9,331	385,538
ENEOS Holdings, Inc.	110,592	513,657
FANUC Corp.	31,512	926,547
Fast Retailing Co., Ltd.	4,971	1,312,522
Fuji Electric Co., Ltd.	4,776	299,613
FUJIFILM Holdings Corp.	35,803	768,320
Fujitsu Ltd.	61,194	947,085
GLP J-Reit	310	253,138
Hamamatsu Photonics K.K.	5,725	211,406
Hankyu Hanshin Holdings, Inc.	10,122	265,906
Hirose Electric Co., Ltd.	1,636	174,396
Hitachi Ltd.	27,790	2,581,831
Honda Motor Co., Ltd.	155,928	1,795,453
Hoya Corp.	11,218	1,316,662
Ibiden Co., Ltd.	4,658	180,382
Idemitsu Kosan Co., Ltd.	45,340	309,585

See notes to financial statements.

Schedule of Investments — IQ FTSE International Equity Currency Neutral ETF (continued)

April 30, 2024

	Shares	Value
Common Stocks (continued)
Japan (continued)
Inpex Corp.	35,291	$ 536,547
Invincible Investment Corp.	319	143,521
Isetan Mitsukoshi Holdings Ltd.	13,960	197,160
Isuzu Motors Ltd.	22,437	285,087
ITOCHU Corp.	41,531	1,883,298
J Front Retailing Co., Ltd.	14,115	123,466
Japan Exchange Group, Inc.	18,066	425,575
Japan Logistics Fund, Inc.	132	235,958
Japan Post Bank Co., Ltd.	46,912	478,019
Japan Post Holdings Co., Ltd.	56,467	542,189
Japan Tobacco, Inc.	41,440	1,117,865
JFE Holdings, Inc.	21,814	327,283
JSR Corp.*(a)	7,482	206,015
Kajima Corp.	17,269	332,837
Kansai Electric Power Co., Inc. (The)	26,870	402,713
Kao Corp.	17,180	712,353
Kawasaki Kisen Kaisha Ltd.	15,837	222,512
KDDI Corp.	51,650	1,444,158
Keio Corp.	6,743	165,527
Keisei Electric Railway Co., Ltd.	6,194	231,953
Kewpie Corp.	10,224	206,604
Keyence Corp.	6,170	2,756,337
Kikkoman Corp.	34,234	410,617
Kintetsu Group Holdings Co., Ltd.	8,377	215,859
Kirin Holdings Co., Ltd.	28,027	409,723
Kobe Bussan Co., Ltd.	6,067	132,046
Kobe Steel Ltd.	12,662	155,574
Koito Manufacturing Co., Ltd.	12,567	169,780
Komatsu Ltd.	31,189	942,419
Konami Group Corp.	3,752	227,793
K’s Holdings Corp.	18,171	174,938
Kubota Corp.	37,449	605,766
Kuraray Co., Ltd.	20,919	232,101
Kurita Water Industries Ltd.	6,258	250,336
Kyocera Corp.	42,164	517,789
Kyoto Financial Group, Inc.	11,744	209,857
Kyowa Kirin Co., Ltd.	10,633	178,990
Lasertec Corp.	2,676	588,375
Lion Corp.	20,764	186,640
Lixil Corp.	14,453	155,859
LY Corp.	99,514	242,264
M3, Inc.	15,990	171,875
Makita Corp.	10,109	295,693
Marubeni Corp.	51,461	923,495
Marui Group Co., Ltd.	10,617	163,203
MatsukiyoCocokara & Co.	16,175	230,961
Mazda Motor Corp.	20,303	232,749
MEIJI Holdings Co., Ltd.	12,468	279,285
MINEBEA MITSUMI, Inc.	15,230	288,554
MISUMI Group, Inc.	10,988	180,358
Mitsubishi Chemical Group Corp.	51,995	304,473
Mitsubishi Corp.	113,880	2,619,678
Mitsubishi Electric Corp.	67,227	1,184,637
Mitsubishi Estate Co., Ltd.	40,301	744,736
Mitsubishi Heavy Industries Ltd.	90,670	816,730
Mitsubishi UFJ Financial Group, Inc.	354,894	3,562,133
Mitsui & Co., Ltd.	46,408	2,252,793
Mitsui Fudosan Co., Ltd.	92,182	944,871
Mitsui OSK Lines Ltd.	11,920	377,980

	Shares	Value
Common Stocks (continued)
Japan (continued)
Mizuho Financial Group, Inc.	82,420	$ 1,598,487
Morinaga Milk Industry Co., Ltd.	5,386	105,656
MS&AD Insurance Group Holdings, Inc.	45,466	822,413
Murata Manufacturing Co., Ltd.	56,330	1,039,330
NEC Corp.	9,098	664,868
Nexon Co., Ltd.	14,250	223,804
NGK Insulators Ltd.	15,710	214,838
NH Foods Ltd.	5,886	193,937
NIDEC CORP	16,832	788,627
Nintendo Co., Ltd.	33,563	1,646,531
Nippon Building Fund, Inc.	73	279,725
NIPPON EXPRESS HOLDINGS INC	3,936	201,746
Nippon Paint Holdings Co., Ltd.	35,072	226,325
Nippon Prologis REIT, Inc.	144	249,448
Nippon Sanso Holdings Corp.	4,946	147,879
Nippon Steel Corp.(a)	28,798	648,008
Nippon Telegraph & Telephone Corp.	976,645	1,060,026
Nippon Yusen K.K.(a)	16,350	464,011
Nissan Chemical Corp.	5,654	194,090
Nissan Motor Co., Ltd.	69,318	256,234
Nisshin Seifun Group, Inc.	14,855	194,083
Nissin Foods Holdings Co., Ltd.	10,582	282,765
Nitori Holdings Co., Ltd.	2,982	402,584
Nitto Denko Corp.	5,243	435,459
Nomura Holdings, Inc.	107,468	614,630
Nomura Real Estate Master Fund, Inc.	285	273,110
Nomura Research Institute Ltd.	16,342	398,256
NSK Ltd.	26,360	145,414
NTT Data Group Corp.	25,567	401,949
Obayashi Corp.	30,981	346,891
Obic Co., Ltd.	2,547	329,533
Odakyu Electric Railway Co., Ltd.	15,269	172,227
Oji Holdings Corp.	46,953	184,602
Olympus Corp.	40,896	571,866
Omron Corp.	6,904	239,544
Ono Pharmaceutical Co., Ltd.	16,189	234,145
Oriental Land Co., Ltd.	33,878	939,064
ORIX Corp.	41,758	860,024
Orix JREIT, Inc.	213	225,365
Osaka Gas Co., Ltd.	15,275	339,736
Otsuka Corp.	8,696	173,959
Otsuka Holdings Co., Ltd.	17,604	754,209
Pan Pacific International Holdings Corp.	15,727	372,375
Panasonic Holdings Corp.	72,074	632,963
Pola Orbis Holdings, Inc.	14,175	130,342
Rakuten Group, Inc.*	56,730	275,241
Recruit Holdings Co., Ltd.	46,174	2,025,183
Renesas Electronics Corp.	44,786	748,070
Resona Holdings, Inc.	86,213	548,402
Resonac Holdings Corp.	8,859	192,870
Ricoh Co., Ltd.	23,204	201,495
Rohm Co., Ltd.	12,701	185,190
Ryohin Keikaku Co., Ltd.	14,178	230,241
Santen Pharmaceutical Co., Ltd.(a)	19,215	186,149
SBI Holdings, Inc.	10,035	245,638
SCREEN Holdings Co., Ltd.	2,272	239,523
Secom Co., Ltd.	7,222	503,908

See notes to financial statements.

Schedule of Investments — IQ FTSE International Equity Currency Neutral ETF (continued)

April 30, 2024

	Shares	Value
Common Stocks (continued)
Japan (continued)
Sekisui Chemical Co., Ltd.	18,415	$ 269,324
Sekisui House Ltd.	26,343	606,995
Seven & I Holdings Co., Ltd.	75,936	984,396
SG Holdings Co., Ltd.	16,135	189,121
Shimadzu Corp.	10,392	284,688
Shimamura Co., Ltd.	2,542	126,014
Shimano, Inc.	2,741	449,648
Shimizu Corp.	29,779	184,977
Shin-Etsu Chemical Co., Ltd.	61,376	2,416,194
Shionogi & Co., Ltd.	9,495	444,928
Shiseido Co., Ltd.	14,474	387,684
Shizuoka Financial Group, Inc.	29,844	279,257
SMC Corp.	1,840	976,563
Socionext, Inc.	5,990	178,560
SoftBank Corp.	88,911	1,079,712
SoftBank Group Corp.	30,742	1,546,233
Sompo Holdings, Inc.	32,602	646,384
Sony Group Corp.	38,613	3,210,696
Stanley Electric Co., Ltd.	7,542	134,099
Subaru Corp.	21,214	476,140
SUMCO Corp.	14,662	222,122
Sumitomo Corp.	38,085	1,005,580
Sumitomo Electric Industries Ltd.	30,308	470,129
Sumitomo Metal Mining Co., Ltd.	9,704	327,691
Sumitomo Mitsui Financial Group, Inc.	41,147	2,348,045
Sumitomo Mitsui Trust Holdings, Inc.	27,161	572,683
Sumitomo Realty & Development Co., Ltd.	14,970	522,449
Suntory Beverage & Food Ltd.	5,702	185,737
Suzuki Motor Corp.	59,661	697,969
Sysmex Corp.	19,652	316,388
T&D Holdings, Inc.	13,980	228,936
Taisei Corp.	8,308	304,730
Takeda Pharmaceutical Co., Ltd.	50,388	1,329,783
TDK Corp.	12,094	544,428
Teijin Ltd.	19,047	186,397
Terumo Corp.	49,142	841,127
TIS, Inc.	10,355	222,149
Tobu Railway Co., Ltd.	10,527	209,717
Toho Co., Ltd.	6,120	205,575
Tokio Marine Holdings, Inc.	58,948	1,869,599
Tokyo Electric Power Co. Holdings, Inc.*	55,738	349,627
Tokyo Electron Ltd.	13,791	3,077,812
Tokyo Gas Co., Ltd.	16,932	380,786
Tokyu Corp.	22,796	270,672
Tokyu Fudosan Holdings Corp.	29,598	218,273
TOPPAN Holdings, Inc.	12,458	296,715
Toray Industries, Inc.	57,793	265,231
Tosoh Corp.(a)	13,671	189,343
TOTO Ltd.	7,019	191,527
Toyo Suisan Kaisha Ltd.	4,129	258,212
Toyota Industries Corp.	5,373	513,178
Toyota Motor Corp.	373,573	8,636,346
Toyota Tsusho Corp.	7,245	464,078
Trend Micro, Inc.	5,326	264,329
Tsuruha Holdings, Inc.	1,702	107,799
Ulvac, Inc.	1,637	99,334
Unicharm Corp.	13,695	408,766

	Shares	Value
Common Stocks (continued)
Japan (continued)
USS Co., Ltd.	24,662	$ 189,002
West Japan Railway Co.	18,861	358,846
Workman Co., Ltd.(a)	4,472	110,830
Yakult Honsha Co., Ltd.	12,790	250,818
Yamaha Corp.	7,500	159,041
Yamaha Motor Co., Ltd.	38,459	360,725
Yamato Holdings Co., Ltd.	13,511	179,185
Yaskawa Electric Corp.	10,008	418,471
Yokogawa Electric Corp.	10,463	233,442
Zenkoku Hosho Co., Ltd.	4,291	151,309
Zensho Holdings Co., Ltd.	3,572	139,257
Total Japan		137,936,985
Luxembourg — 0.1%
ArcelorMittal SA	18,241	460,106
Eurofins Scientific SE(a)	4,291	264,279
Total Luxembourg		724,385
Macau — 0.1%
Galaxy Entertainment Group Ltd.	75,200	340,848
Sands China Ltd.*	90,642	216,487
Total Macau		557,335
Netherlands — 4.1%
ABN AMRO Bank NV	13,368	215,694
Adyen NV*	938	1,133,547
Aegon Ltd.(a)	65,312	408,955
Akzo Nobel NV	5,753	382,250
Argenx SE*(a)	1,963	736,311
ASM International NV	1,538	978,815
ASML Holding NV(a)	12,270	10,924,830
ASR Nederland NV	6,409	321,879
BE Semiconductor Industries NV	2,708	363,391
Euronext NV	2,716	245,832
EXOR NV	2,796	307,036
Heineken Holding NV	4,572	369,337
Heineken NV(a)	8,651	844,537
IMCD NV*	2,037	309,831
ING Groep NV	110,314	1,753,030
Koninklijke Ahold Delhaize NV	31,618	961,492
Koninklijke KPN NV	109,648	399,560
Koninklijke Philips NV*	25,109	677,911
NN Group NV	10,014	464,171
Randstad NV(a)	4,207	212,323
Universal Music Group NV	25,160	745,198
Wolters Kluwer NV	8,040	1,210,002
Total Netherlands		23,965,932
New Zealand — 0.4%
Auckland International Airport Ltd.	68,730	319,268
Contact Energy Ltd.	43,613	223,756
Fisher & Paykel Healthcare Corp., Ltd.	27,396	461,544
Mainfreight Ltd.	4,734	190,492
Meridian Energy Ltd.	60,866	216,105
Spark New Zealand Ltd.	83,437	235,513
Xero Ltd.*	5,323	421,969
Total New Zealand		2,068,647
Norway — 0.5%
Aker BP ASA	10,822	265,807
DNB Bank ASA	34,616	606,725
Equinor ASA	27,379	739,104

See notes to financial statements.

Schedule of Investments — IQ FTSE International Equity Currency Neutral ETF (continued)

April 30, 2024

	Shares	Value
Common Stocks (continued)
Norway (continued)
Mowi ASA	16,486	$ 291,709
Norsk Hydro ASA	50,035	311,303
Orkla ASA	34,916	238,992
Schibsted ASA, Class A	7,097	203,666
Telenor ASA	26,031	300,643
TOMRA Systems ASA	11,350	141,130
Var Energi ASA	17,542	57,628
Total Norway		3,156,707
Poland — 0.3%
Bank Polska Kasa Opieki SA	5,169	215,891
Dino Polska SA*	2,130	205,246
KGHM Polska Miedz SA	7,424	258,059
ORLEN SA	23,600	387,511
Powszechna Kasa Oszczednosci Bank Polski SA	34,712	520,727
Powszechny Zaklad Ubezpieczen SA	22,765	288,508
Total Poland		1,875,942
Portugal — 0.2%
EDP - Energias de Portugal SA*	101,323	382,008
Galp Energia SGPS SA	18,639	402,583
Jeronimo Martins SGPS SA	6,930	143,382
Total Portugal		927,973
Singapore — 1.3%
CapitaLand Ascendas REIT	202,563	386,188
CapitaLand Integrated Commercial Trust	278,520	400,293
Capitaland Investment Ltd.*	186,068	362,926
DBS Group Holdings Ltd.	63,850	1,633,998
Genting Singapore Ltd.	306,909	205,919
Keppel Ltd.	66,834	337,172
Keppel REIT	13,061	8,428
Mapletree Industrial Trust	150,979	251,309
Oversea-Chinese Banking Corp., Ltd.	115,915	1,211,211
Singapore Exchange Ltd.	34,541	237,070
Singapore Technologies Engineering Ltd.	93,546	276,436
Singapore Telecommunications Ltd.	278,613	486,232
STMicroelectronics NV	20,496	825,007
United Overseas Bank Ltd.	40,378	900,085
Total Singapore		7,522,274
South Africa — 0.2%
Anglo American PLC	37,595	1,239,939
South Korea — 4.7%
Alteogen, Inc.*	1,200	153,592
Celltrion, Inc.	5,727	783,158
CJ CheilJedang Corp.	699	170,438
Coway Co., Ltd.	5,090	205,132
DB Insurance Co., Ltd.	2,507	176,493
Delivery Hero SE*	7,087	200,054
Doosan Enerbility Co., Ltd.*	17,125	208,162
Ecopro BM Co., Ltd.*	1,663	286,973
Ecopro Co., Ltd.*	3,219	247,347
Hana Financial Group, Inc.	10,823	459,670
Hankook Tire & Technology Co., Ltd.	6,488	277,433
Hanwha Aerospace Co., Ltd.	1,643	251,425
Hanwha Galleria Corp.*	3,932	3,980
Hanwha Ocean Co., Ltd.*	5,099	118,243

	Shares	Value
Common Stocks (continued)
South Korea (continued)
Hanwha Solutions Corp.	5,890	$ 109,098
HD Korea Shipbuilding & Offshore Engineering Co., Ltd.*	1,986	188,958
HLB, Inc.*	3,687	296,646
Hyundai Mobis Co., Ltd.	2,433	402,243
Hyundai Motor Co.	5,920	1,075,118
Industrial Bank of Korea	25,771	260,115
Kakao Corp.	11,649	409,624
KakaoBank Corp.	9,510	172,709
KB Financial Group, Inc.	14,149	773,941
Kia Corp.	8,672	740,392
Korea Electric Power Corp.*	12,833	196,381
Korea Zinc Co., Ltd.	518	173,716
Korean Air Lines Co., Ltd.	12,766	193,508
Krafton, Inc.*	1,358	235,324
KT&G Corp.	5,522	357,186
L&F Co., Ltd.*	1,018	120,722
LG Chem Ltd.	1,827	532,065
LG Corp.	4,224	242,664
LG Display Co., Ltd.*	62	473
LG Electronics, Inc.	4,237	284,797
LG Energy Solution Ltd.*	1,447	407,267
Meritz Financial Group, Inc.	4,000	229,795
NAVER Corp.	4,998	666,834
NCSoft Corp.	844	107,538
POSCO Future M Co., Ltd.	1,024	210,046
POSCO Holdings, Inc.	2,599	761,591
Samsung Biologics Co., Ltd.*	711	401,773
Samsung C&T Corp.	3,510	381,196
Samsung Electro-Mechanics Co., Ltd.	2,573	290,233
Samsung Electronics Co., Ltd.	150,335	8,429,898
Samsung Fire & Marine Insurance Co., Ltd.	1,519	340,706
Samsung SDI Co., Ltd.	1,863	585,010
Samsung SDS Co., Ltd.	2,135	247,315
Shinhan Financial Group Co., Ltd.	19,512	658,588
SK Hynix, Inc.	17,617	2,220,448
SK Innovation Co., Ltd.*	2,392	192,281
SK Square Co., Ltd.*	4,569	252,897
SK, Inc.	1,915	230,005
Woori Financial Group, Inc.	35,058	360,955
Total South Korea		27,282,156
Spain — 2.4%
ACS Actividades de Construccion y Servicios SA	8,980	360,840
Aena SME SA(a)	2,459	451,188
Amadeus IT Group SA	13,891	887,617
Banco Bilbao Vizcaya Argentaria SA	182,417	1,984,638
Banco de Sabadell SA	144,020	276,574
Banco Santander SA(a)	508,970	2,488,714
Bankinter SA	29,388	233,161
CaixaBank SA	122,736	649,881
Cellnex Telecom SA*	18,699	620,814
EDP Renovaveis SA(a)	6,987	96,150
Endesa SA	10,285	188,054
Grifols SA*(a)	18,106	167,386
Iberdrola SA	176,140	2,167,778
Industria de Diseno Textil SA(a)	33,716	1,544,786

See notes to financial statements.

Schedule of Investments — IQ FTSE International Equity Currency Neutral ETF (continued)

April 30, 2024

	Shares	Value
Common Stocks (continued)
Spain (continued)
Naturgy Energy Group SA	5,178	$ 131,328
Red Electrica Corp. SA	15,429	258,187
Repsol SA	42,641	671,374
Telefonica SA	164,255	738,702
Total Spain		13,917,172
Sweden — 2.9%
Alfa Laval AB	10,717	462,429
Assa Abloy AB, B Shares	32,390	870,548
Atlas Copco AB, B Shares(a)	48,146	734,742
Atlas Copco AB, A Shares	79,795	1,420,925
Beijer Ref AB(a)	12,494	180,366
Boliden AB(a)	10,466	350,999
Castellum AB*(a)	20,395	247,693
Epiroc AB, B Shares	13,133	220,880
Epiroc AB, A Shares	20,989	395,460
EQT AB(a)	19,498	537,017
Essity AB, B Shares	20,314	508,225
Evolution AB	6,003	673,812
Fastighets AB Balder, B Shares*(a)	19,690	127,226
Getinge AB, B Shares	8,501	182,011
H & M Hennes & Mauritz AB, B Shares(a)	17,777	286,271
Hexagon AB, B Shares	69,792	742,373
Husqvarna AB, B Shares(a)	17,438	144,068
Industrivarden AB, A Shares	11,440	372,304
Indutrade AB	11,417	268,577
Investor AB, B Shares	65,872	1,634,512
Nibe Industrier AB, B Shares(a)	48,458	227,811
Saab AB, B Shares(a)	3,195	255,754
Sandvik AB(a)	36,756	745,776
Skandinaviska Enskilda Banken AB, A Shares	39,627	524,586
Skanska AB, B Shares(a)	15,810	276,346
SKF AB, B Shares	14,934	312,942
SSAB AB, B Shares(a)	27,598	156,648
Svenska Cellulosa AB SCA, B Shares(a)	22,195	327,691
Svenska Handelsbanken AB, A Shares(a)	50,463	442,199
Swedbank AB, A Shares	32,127	621,705
Tele2 AB, B Shares	26,217	246,264
Telefonaktiebolaget LM Ericsson, B Shares	95,262	487,944
Telia Co. AB	103,406	237,979
Trelleborg AB, B Shares	8,030	287,666
Volvo AB, B Shares	55,966	1,445,054
Total Sweden		16,956,803
Switzerland — 5.4%
ABB Ltd.	46,774	2,289,358
Adecco Group AG	5,547	194,990
Alcon, Inc.	15,334	1,188,734
Avolta AG*	3,957	150,920
Baloise Holding AG	1,829	276,798
Banque Cantonale Vaudoise(a)	1,068	112,023
Barry Callebaut AG	133	215,201
Chocoladefabriken Lindt & Spruengli AG	65	751,949
Cie Financiere Richemont SA, Class A	16,350	2,280,069
Clariant AG*(a)	11,084	166,535

	Shares	Value
Common Stocks (continued)
Switzerland (continued)
DKSH Holding AG	1,826	$ 119,258
DSM-Firmenich AG*	5,683	642,295
EMS-Chemie Holding AG	279	224,198
Geberit AG	1,132	609,230
Givaudan SA	268	1,153,059
Helvetia Holding AG	842	110,443
Julius Baer Group Ltd.	7,424	401,575
Kuehne + Nagel International AG(a)	1,497	397,775
Logitech International SA	5,318	417,832
Lonza Group AG	2,253	1,253,809
Novartis AG	63,326	6,148,591
Partners Group Holding AG	679	880,631
PSP Swiss Property AG	1,949	242,044
Sandoz Group AG*	13,248	449,954
Schindler Holding AG, Participating Certificate	1,825	457,668
SGS SA	5,343	472,228
SIG Group AG*(a)	11,407	228,849
Sika AG	4,792	1,375,711
Sonova Holding AG	1,753	488,160
Straumann Holding AG	3,422	458,928
Swatch Group AG (The), Bearer	1,306	275,753
Swiss Life Holding AG	958	648,659
Swiss Prime Site AG(a)	3,053	283,280
Swisscom AG	840	461,146
Tecan Group AG	495	176,487
Temenos AG	2,289	143,507
UBS Group AG	94,144	2,491,277
VAT Group AG(a)	814	410,661
Zurich Insurance Group AG	4,363	2,113,116
Total Switzerland		31,162,701
Thailand — 0.0%(b)
Thai Beverage PCL	249,773	90,660
United Kingdom — 9.8%
3i Group PLC	30,505	1,098,536
abrdn PLC	75,175	137,900
Admiral Group PLC	8,246	281,774
Ashtead Group PLC	14,035	1,026,664
Associated British Foods PLC	11,437	380,360
AstraZeneca PLC	46,138	6,968,390
Auto Trader Group PLC	32,663	285,637
Aviva PLC	87,956	512,892
B&M European Value Retail SA	30,737	199,748
BAE Systems PLC	99,559	1,661,748
Barclays PLC	485,808	1,233,028
Barratt Developments PLC	38,585	219,684
Berkeley Group Holdings PLC	4,038	238,347
British American Tobacco PLC	65,869	1,939,046
British Land Co. PLC (The)	36,310	176,406
BT Group PLC(a)	223,199	286,744
Bunzl PLC	12,108	466,048
Burberry Group PLC	12,798	184,367
Centrica PLC	178,408	285,831
CK Hutchison Holdings Ltd.	92,153	450,679
Compass Group PLC	54,250	1,516,171
ConvaTec Group PLC	53,535	167,584
Croda International PLC	4,678	270,032
DCC PLC	3,389	232,757

See notes to financial statements.

Schedule of Investments — IQ FTSE International Equity Currency Neutral ETF (continued)

April 30, 2024

	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
Diageo PLC	69,075	$ 2,400,582
DS Smith PLC	42,149	184,929
Entain PLC	21,960	216,292
Flutter Entertainment PLC*	5,535	1,034,395
Halma PLC	12,122	334,989
Howden Joinery Group PLC	22,443	246,172
HSBC Holdings PLC	596,180	5,192,678
IMI PLC	9,997	219,310
Imperial Brands PLC	30,000	686,864
Informa PLC	50,559	503,798
InterContinental Hotels Group PLC	5,997	589,615
Intermediate Capital Group PLC	10,613	279,069
Intertek Group PLC	5,634	348,778
JD Sports Fashion PLC	92,290	133,588
Kingfisher PLC	71,727	222,825
Land Securities Group PLC	29,380	239,306
Legal & General Group PLC	180,704	533,991
Lloyds Banking Group PLC	2,019,388	1,312,325
London Stock Exchange Group PLC	13,875	1,536,860
M&G PLC	88,788	223,574
Marks & Spencer Group PLC	52,932	169,540
Melrose Industries PLC	46,917	371,163
National Grid PLC	112,446	1,475,570
NatWest Group PLC	158,708	603,131
Next PLC	4,364	492,229
Pearson PLC	26,854	327,374
Persimmon PLC	11,610	189,568
Reckitt Benckiser Group PLC	21,536	1,204,849
RELX PLC	57,418	2,374,712
Rentokil Initial PLC	81,984	417,912
Rightmove PLC	31,210	201,259
Rolls-Royce Holdings PLC*	264,288	1,367,058
Sage Group PLC (The)	36,214	528,724
Segro PLC	43,702	464,036
Severn Trent PLC	9,866	304,765
Smith & Nephew PLC	29,010	355,619
Smiths Group PLC	13,504	273,249
Spirax-Sarco Engineering PLC	2,431	269,239
SSE PLC	33,435	697,688
Standard Chartered PLC	72,081	622,585
Taylor Wimpey PLC	134,698	222,464
Tesco PLC	234,872	871,399
Unilever PLC	77,378	4,011,181
United Utilities Group PLC	23,150	302,771
Vodafone Group PLC	722,558	612,152
Weir Group PLC (The)	9,547	245,062
Whitbread PLC	8,116	321,843
Wise PLC, Class A*	24,070	234,030
WPP PLC	37,365	378,127
Total United Kingdom		56,569,612
United States — 8.3%
Amcor PLC	45,178	405,429
BP PLC	527,749	3,438,896
CRH PLC	21,388	1,670,055
CSL Ltd.	15,172	2,726,625
Experian PLC	27,901	1,133,326
Ferguson PLC	6,343	1,347,023
Ferrovial SE	17,319	625,923

	Shares	Value
Common Stocks (continued)
United States (continued)
GSK PLC	122,751	$ 2,571,434
Haleon PLC	195,405	830,673
Holcim AG*	16,964	1,427,554
James Hardie Industries PLC*	13,905	489,474
Nestle SA	82,807	8,324,489
QIAGEN NV*	6,601	275,833
Roche Holding AG	22,422	5,393,113
Samsonite International SA*	52,063	185,055
Sanofi SA	33,904	3,374,340
Schneider Electric SE	16,680	3,836,348
Shell PLC	202,755	7,268,542
Stellantis NV	67,318	1,502,946
Swiss Re AG	9,086	988,894
Tenaris SA	16,219	271,840
Total United States		48,087,812
Total Common Stocks
(Cost $517,152,234)		572,428,161
Preferred Stocks — 0.5%
Germany — 0.3%
Henkel AG & Co. KGaA, 2.49%	5,981	476,188
Sartorius AG, 0.26%	864	260,799
Volkswagen AG, 7.66%	7,111	875,541
Total Germany		1,612,528
South Korea — 0.2%
Samsung Electronics Co., Ltd., 2.22%	25,198	1,188,705
Total Preferred Stocks
(Cost $2,843,981)		2,801,233
Investment Company — 0.1%
International Equity Core Funds — 0.1%
Vanguard FTSE Developed Markets ETF
(Cost $646,613)	12,977	628,865
Short-Term Investments — 1.3%
Money Market Funds — 1.3%
Dreyfus Government Cash Management Fund, Institutional Shares, 5.20%(c)(d)	6,214,030	6,214,030
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 5.28%(c)	1,385,580	1,385,580
Total Short-Term Investments
(Cost $7,599,610)		7,599,610
Total Investments — 100.7% (Cost $528,242,438)		583,457,869
Other Assets and Liabilities, Net — (0.7)%		(3,916,105)
Net Assets — 100%		$579,541,764

*Non-income producing securities.

(a)All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $13,080,585; total market value of collateral held by the Fund was $13,957,716. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $7,743,686.

See notes to financial statements.

Schedule of Investments — IQ FTSE International Equity Currency Neutral ETF (continued)

April 30, 2024

(b)Less than 0.05%.

(c)Reflects the 1-day yield at April 30, 2024.

(d)Represents security purchased with cash collateral received for securities on loan.

Forward Foreign Currency Contracts Outstanding as of April 30, 2024:

Purchased Contracts	Settlement Date	Counterparty	Currency Amount Purchased	Value at Settlement Date	Value at April 30, 2024	Unrealized Appreciation
Swiss Franc	05/07/24	Morgan Stanley	21,980,134	$23,978,345	$23,985,172	$6,827
Danish Krone	05/07/24	Morgan Stanley	62,862,210	9,013,526	9,015,408	1,882
Euro	05/07/24	Morgan Stanley	82,807,162	88,562,177	88,567,465	5,288
Great British Pound	05/07/24	Morgan Stanley	31,865,410	39,900,178	39,901,724	1,546
Hong Kong Dollar	05/07/24	Morgan Stanley	41,302,999	5,281,373	5,282,149	776
Japanese Yen	05/07/24	Morgan Stanley	10,774,707,079	68,518,089	68,546,629	28,540
South Korean Won#	05/07/24	Morgan Stanley	19,926,991,711	14,402,715	14,423,276	20,561
New Zealand Dollar	05/07/24	Morgan Stanley	1,344,627	795,639	795,682	43
Polish Zloty	05/07/24	Morgan Stanley	3,617,199	893,852	893,872	20
Swedish Krona	05/07/24	Morgan Stanley	92,605,879	8,437,827	8,439,930	2,103
Singapore Dollar	05/07/24	Morgan Stanley	4,617,903	3,386,535	3,387,337	802
Unrealized Appreciation				$263,170,256	$263,238,644	$68,388

Sold Contracts	Settlement Date	Counterparty	Currency Amount Sold	Value at Settlement Date	Value at April 30, 2024	Unrealized Appreciation
Australian Dollar	05/07/24	Morgan Stanley	(31,608,307)	$(20,635,887)	$(20,529,513)	$106,374
Swiss Franc	05/07/24	Morgan Stanley	(21,980,134)	(24,473,617)	(23,985,172)	488,445
Danish Krone	05/07/24	Morgan Stanley	(61,997,194)	(8,987,274)	(8,891,352)	95,922
Euro	05/07/24	Morgan Stanley	(81,680,890)	(88,287,774)	(87,362,846)	924,928
British Pound	05/07/24	Morgan Stanley	(30,197,300)	(38,148,348)	(37,812,924)	335,424
Hong Kong Dollar	05/07/24	Morgan Stanley	(39,105,636)	(5,002,119)	(5,001,133)	986
Israeli Shekel	05/07/24	Morgan Stanley	(6,157,267)	(1,682,441)	(1,650,195)	32,246
Japanese Yen	05/07/24	Morgan Stanley	(10,774,707,079)	(71,504,214)	(68,546,628)	2,957,586
South Korean Won#	05/07/24	Morgan Stanley	(19,926,991,711)	(14,785,121)	(14,423,276)	361,845
Norwegian Krone	05/07/24	Morgan Stanley	(18,818,577)	(1,735,315)	(1,699,645)	35,670
New Zealand Dollar	05/07/24	Morgan Stanley	(1,326,355)	(793,265)	(784,870)	8,395
Polish Zloty	05/07/24	Morgan Stanley	(3,592,378)	(900,396)	(887,738)	12,658
Swedish Krona	05/07/24	Morgan Stanley	(92,605,879)	(8,665,909)	(8,439,930)	225,979
Singapore Dollar	05/07/24	Morgan Stanley	(4,617,903)	(3,425,435)	(3,387,337)	38,098
Unrealized Appreciation				$(289,027,115)	$(283,402,559)	$5,624,556
Total Unrealized Appreciation						$5,692,944

Purchased Contracts	Settlement Date	Counterparty	Currency Amount Purchased	Value at Settlement Date	Value at April 30, 2024	Unrealized (Depreciation)
Australian Dollar	05/07/24	Morgan Stanley	32,268,124	$20,958,501	$20,958,062	$(439)
Israeli Shekel	05/07/24	Morgan Stanley	6,505,615	1,743,595	1,743,555	(40)
Norwegian Krone	05/07/24	Morgan Stanley	18,818,577	1,699,670	1,699,645	(25)
Unrealized Depreciation				$24,401,766	$24,401,262	$(504)

Sold Contracts	Settlement Date	Counterparty	Currency Amount Sold	Value at Settlement Date	Value at April 30, 2024	Unrealized (Depreciation)
Australian Dollar	05/07/24	Morgan Stanley	(659,817)	$(425,381)	$(428,549)	$(3,168)
Australian Dollar	06/07/24	Morgan Stanley	(31,589,003)	(20,532,473)	(20,536,729)	(4,256)
Swiss Franc	06/07/24	Morgan Stanley	(21,460,069)	(23,489,259)	(23,501,567)	(12,308)
Danish Krone	05/07/24	Morgan Stanley	(865,016)	(123,627)	(124,057)	(430)
Danish Krone	06/07/24	Morgan Stanley	(63,835,422)	(9,166,734)	(9,170,113)	(3,379)
Euro	05/07/24	Morgan Stanley	(1,126,272)	(1,200,916)	(1,204,619)	(3,703)
Euro	06/07/24	Morgan Stanley	(82,022,043)	(87,819,853)	(87,841,638)	(21,785)
British Pound	05/07/24	Morgan Stanley	(1,668,110)	(2,080,567)	(2,088,800)	(8,233)
British Pound	06/07/24	Morgan Stanley	(33,001,911)	(41,327,006)	(41,332,056)	(5,050)

See notes to financial statements.

Schedule of Investments — IQ FTSE International Equity Currency Neutral ETF (continued)

April 30, 2024

Sold Contracts	Settlement Date	Counterparty	Currency Amount Sold	Value at Settlement Date	Value at April 30, 2024	Unrealized (Depreciation)
Hong Kong Dollar	05/07/24	Morgan Stanley	(2,197,363)	$ (280,616)	$ (281,016)	$ (400)
Hong Kong Dollar	06/07/24	Morgan Stanley	(43,542,081)	(5,572,953)	(5,573,981)	(1,028)
Israeli Shekel	05/07/24	Morgan Stanley	(348,348)	(92,683)	(93,360)	(677)
Israeli Shekel	06/07/24	Morgan Stanley	(6,328,669)	(1,698,030)	(1,698,542)	(512)
Japanese Yen	06/07/24	Morgan Stanley	(10,853,226,842)	(69,332,296)	(69,383,344)	(51,048)
South Korean Won#	06/07/24	Morgan Stanley	(19,536,541,219)	(14,137,163)	(14,163,973)	(26,810)
Norwegian Krone	06/07/24	Morgan Stanley	(18,703,836)	(1,690,621)	(1,690,664)	(43)
New Zealand Dollar	05/07/24	Morgan Stanley	(18,272)	(10,783)	(10,812)	(29)
New Zealand Dollar	06/07/24	Morgan Stanley	(1,391,360)	(823,289)	(823,329)	(40)
Polish Zloty	05/07/24	Morgan Stanley	(24,821)	(6,121)	(6,134)	(13)
Polish Zloty	06/07/24	Morgan Stanley	(3,806,348)	(940,211)	(940,247)	(36)
Swedish Krona	06/07/24	Morgan Stanley	(93,058,082)	(8,490,710)	(8,493,329)	(2,619)
Singapore Dollar	06/07/24	Morgan Stanley	(4,737,924)	(3,479,299)	(3,480,585)	(1,286)
Unrealized Depreciation				$(292,720,591)	$(292,867,444)	$(146,853)
Total Unrealized Depreciation						$(147,357)
Net Unrealized Appreciation (Depreciation)						$5,545,587

As of April 30, 2024, there was no collateral segregated by the counterparty for forward foreign currency contracts.

#Non-deliverable forward.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2024. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(e)
Common Stocks	$572,428,161	$—	$—	$572,428,161
Preferred Stocks	2,801,233	—	—	2,801,233
Investment Company	628,865	—	—	628,865
Short-Term Investments:
Money Market Funds	7,599,610	—	—	7,599,610
Total Investments in Securities	583,457,869	—	—	583,457,869
Other Financial Instruments:(f)
Forward Foreign Currency Contracts	—	5,692,944	—	5,692,944
Total Investments in Securities and Other Financial Instruments	$583,457,869	$5,692,944	$—	$589,150,813
Liability Valuation Inputs
Other Financial Instruments:(f)
Forward Foreign Currency Contracts	$—	$(147,357)	$—	$(147,357)

(e)For a complete listing of investments and their countries, see the Schedule of Investments.

(f)Reflects the unrealized appreciation (depreciation) of the instruments.

For the year ended April 30, 2024, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedule of Investments — IQ U.S. Large Cap R&D Leaders ETF

April 30, 2024

	Shares	Value
Common Stocks — 100.0%
Communication Services — 17.5%
Alphabet, Inc., Class A*	4,013	$653,236
AT&T, Inc.	782	13,208
Electronic Arts, Inc.	250	31,705
Meta Platforms, Inc., Class A	886	381,130
Netflix, Inc.*	62	34,140
Pinterest, Inc., Class A*	437	14,618
ROBLOX Corp., Class A*	446	15,860
Spotify Technology SA*	96	26,922
Total Communication Services		1,170,819
Consumer Discretionary — 15.0%
Airbnb, Inc., Class A*	150	23,786
Amazon.com, Inc.*	3,179	556,325
Aptiv PLC*	233	16,543
DoorDash, Inc., Class A*	107	13,831
eBay, Inc.	413	21,286
Expedia Group, Inc.*	142	19,117
Ford Motor Co.	9,500	115,425
General Motors Co.	3,399	151,357
Rivian Automotive, Inc., Class A*(a)	2,350	20,915
Tesla, Inc.*	339	62,132
Total Consumer Discretionary		1,000,717
Consumer Staples — 0.9%
Maplebear, Inc.*	901	30,751
Procter & Gamble Co. (The)	173	28,234
Total Consumer Staples		58,985
Financials — 1.2%
Block, Inc.*	467	34,091
PayPal Holdings, Inc.*	661	44,895
Total Financials		78,986
Health Care — 24.6%
Abbott Laboratories	328	34,758
AbbVie, Inc.	602	97,909
Alnylam Pharmaceuticals, Inc.*	94	13,531
Amgen, Inc.	248	67,937
Becton Dickinson & Co.	72	16,891
Biogen, Inc.*	141	30,290
Boston Scientific Corp.*	299	21,489
Bristol-Myers Squibb Co.	2,459	108,049
Danaher Corp.	94	23,182
Edwards Lifesciences Corp.*	162	13,717
Eli Lilly & Co.	173	135,130
Exelixis, Inc.*	635	14,897
GE HealthCare Technologies, Inc.	188	14,333
Gilead Sciences, Inc.	1,104	71,981
Illumina, Inc.*	147	18,088
Incyte Corp.*	390	20,300
Intuitive Surgical, Inc.*	35	12,972
Johnson & Johnson	1,352	195,486
Medtronic PLC	451	36,188
Merck & Co., Inc.	2,818	364,142
Moderna, Inc.*	569	62,766
Pfizer, Inc.	5,290	135,530
Regeneron Pharmaceuticals, Inc.*	58	51,658
Solventum Corp.*	60	3,901
Stryker Corp.	51	17,162
Thermo Fisher Scientific, Inc.	32	18,199
Vertex Pharmaceuticals, Inc.*	126	49,494
Total Health Care		1,649,980

	Shares	Value
Common Stocks (continued)
Industrials — 5.0%
3M Co.	241	$ 23,259
Boeing Co. (The)*	258	43,303
Caterpillar, Inc.	85	28,438
CNH Industrial NV*	1,179	13,441
Cummins, Inc.	76	21,469
Deere & Co.	81	31,704
GE Vernova, Inc.*	39	5,995
General Electric Co.	158	25,568
Honeywell International, Inc.	103	19,851
Lockheed Martin Corp.	48	22,317
Northrop Grumman Corp.	36	17,461
RTX Corp.	422	42,841
Uber Technologies, Inc.*	581	38,503
Total Industrials		334,150
Information Technology — 35.5%
Accenture PLC, Class A	48	14,444
Adobe, Inc.*	102	47,209
Advanced Micro Devices, Inc.*	429	67,945
Analog Devices, Inc.	117	23,471
Apple, Inc.	2,420	412,199
Applied Materials, Inc.	216	42,908
Atlassian Corp., Class A*	143	24,639
Autodesk, Inc.*	75	15,964
Broadcom, Inc.	72	93,619
Cadence Design Systems, Inc.*	67	18,467
Cisco Systems, Inc.	2,219	104,249
Corning, Inc.	451	15,054
Datadog, Inc., Class A*	112	14,056
Hewlett Packard Enterprise Co.	1,927	32,759
HP, Inc.	723	20,309
Intel Corp.	5,258	160,211
International Business Machines Corp.	495	82,269
Intuit, Inc.	59	36,912
Juniper Networks, Inc.	441	15,356
KLA Corp.	26	17,921
Lam Research Corp.	26	23,255
Marvell Technology, Inc.	396	26,100
Microchip Technology, Inc.	182	16,740
Micron Technology, Inc.	473	53,430
Microsoft Corp.	923	359,352
NetApp, Inc.	137	14,003
NVIDIA Corp.	138	119,235
Oracle Corp.	992	112,840
Palo Alto Networks, Inc.*	83	24,144
QUALCOMM, Inc.	724	120,075
Salesforce, Inc.	233	62,663
ServiceNow, Inc.*	40	27,733
Snowflake, Inc., Class A*	114	17,693
Synopsys, Inc.*	52	27,591
Texas Instruments, Inc.	151	26,639
Twilio, Inc., Class A*	220	13,174
Unity Software, Inc.*	564	13,688
Western Digital Corp.*	423	29,961
Workday, Inc., Class A*	128	31,325
Total Information Technology		2,379,602

See notes to financial statements.

Schedule of Investments — IQ U.S. Large Cap R&D Leaders ETF (continued)

April 30, 2024

	Shares	Value
Common Stocks (continued)
Materials — 0.3%
Corteva, Inc.	339	$ 18,350
Total Common Stocks
(Cost $6,147,839)		6,691,589
Short-Term Investment — 0.0%(b)
Money Market Fund — 0.0%(b)
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 5.28%(c)
(Cost $681)	681	681
Total Investments — 100.0% (Cost $6,148,520)		6,692,270
Other Assets and Liabilities, Net — 0.0%(b)		2,549
Net Assets — 100%		$6,694,819

*Non-income producing securities.

(a)All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $20,497; total market value of collateral held consisted of non-cash U.S. Treasury securities collateral having a value of $22,035.

(b)Less than 0.05%.

(c)Reflects the 1-day yield at April 30, 2024.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2024. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(d)
Common Stocks	$6,691,589	$—	$—	$6,691,589
Short-Term Investment:
Money Market Fund	681	—	—	681
Total Investments in Securities	$6,692,270	$—	$—	$6,692,270

(d)For a complete listing of investments and their industries, see the Schedule of Investments.

For the year ended April 30, 2024 the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedule of Investments — IQ Global Equity R&D Leaders ETF

April 30, 2024

	Shares	Value
Common Stocks — 97.6%
Belgium — 0.3%
UCB SA(a)	122	$16,247
Brazil — 0.2%
MercadoLibre, Inc.*	8	11,670
Canada — 0.4%
Constellation Software, Inc.	4	10,320
Shopify, Inc., Class A*	175	12,311
Total Canada		22,631
China — 8.9%
Alibaba Group Holding Ltd.	6,304	59,927
AviChina Industry & Technology Co., Ltd., Class H	19,494	8,424
Baidu, Inc., Class A*	2,079	27,831
BeiGene Ltd.*	1,007	12,180
BYD Co., Ltd., Class H	1,485	40,936
China Energy Engineering Corp., Ltd., Class H	112,541	11,367
China Petroleum & Chemical Corp., Class H	26,733	16,133
China Railway Group Ltd., Class H	47,833	23,729
Haier Smart Home Co., Ltd., Class H	4,068	15,214
JD.com, Inc., Class A	1,342	19,698
Kuaishou Technology*	2,121	15,173
Lenovo Group Ltd.	13,283	15,166
Li Auto, Inc., Class A*	623	8,284
Meituan, Class B*	2,065	28,911
Metallurgical Corp. of China Ltd., Class H	91,544	17,908
NetEase, Inc.	843	16,200
NIO, Inc., Class A*	2,648	12,104
NXP Semiconductors NV	67	17,165
PetroChina Co., Ltd., Class H	28,476	26,870
Tencent Holdings Ltd.	1,966	87,275
Trip.com Group Ltd.*	306	15,079
Weichai Power Co., Ltd., Class H	4,053	8,343
Xiaomi Corp., Class B*	11,418	25,285
ZTE Corp., Class H*	11,183	24,364
Total China		553,566
Denmark — 0.7%
Genmab A/S*	29	8,134
Novo Nordisk A/S, Class B	281	36,361
Total Denmark		44,495
Finland — 0.6%
Nokia OYJ	9,762	35,610
France — 1.3%
Airbus SE	157	25,967
Dassault Systemes SE	231	9,146
L’Oreal SA	23	10,812
Renault SA	232	11,595
Thales SA	59	9,965
Valeo SE	1,119	14,286
Total France		81,771
Germany — 6.5%
BASF SE	338	17,765
Bayer AG	1,604	46,908
Bayerische Motoren Werke AG	559	61,236
Continental AG	485	31,551

	Shares	Value
Common Stocks (continued)
Germany (continued)
Daimler Truck Holding AG	295	$ 13,346
Infineon Technologies AG	494	17,283
Mercedes-Benz Group AG	668	50,670
Merck KGaA	122	19,430
SAP SE	288	52,258
Siemens AG	265	49,842
Siemens Energy AG*	608	12,547
Siemens Healthineers AG	265	14,763
Traton SE	458	16,332
Total Germany		403,931
Japan — 8.6%
Aisin Corp.	333	12,682
Astellas Pharma, Inc.	1,483	14,268
Canon, Inc.	636	17,298
Chugai Pharmaceutical Co., Ltd.	237	7,606
Daiichi Sankyo Co., Ltd.	624	21,270
Denso Corp.	1,664	28,460
Eisai Co., Ltd.	235	9,710
FUJIFILM Holdings Corp.	440	9,442
Hitachi Ltd.	204	18,953
Honda Motor Co., Ltd.	4,293	49,432
Mazda Motor Corp.	1,181	13,539
Mitsubishi Electric Corp.	756	13,322
Nippon Telegraph & Telephone Corp.	11,842	12,853
Nissan Motor Co., Ltd.	8,437	31,187
Otsuka Holdings Co., Ltd.	424	18,165
Panasonic Holdings Corp.	2,906	25,521
Recruit Holdings Co., Ltd.	212	9,298
Renesas Electronics Corp.	791	13,212
SoftBank Group Corp.	425	21,376
Sony Group Corp.	484	40,245
Sumitomo Chemical Co., Ltd.	4,710	10,096
Suzuki Motor Corp.	1,302	15,232
Takeda Pharmaceutical Co., Ltd.	1,349	35,601
TDK Corp.	206	9,273
Tokyo Electron Ltd.	47	10,489
Toyota Motor Corp.	2,958	68,384
Total Japan		536,914
Netherlands — 0.8%
ASML Holding NV	36	32,053
Koninklijke Philips NV*	766	20,681
Total Netherlands		52,734
Singapore — 0.2%
STMicroelectronics NV	386	15,537
South Korea — 4.6%
Hyundai Mobis Co., Ltd.	48	7,936
Hyundai Motor Co.	87	15,800
Kia Corp.	118	10,074
LG Chem Ltd.	39	11,358
LG Display Co., Ltd.*	993	7,573
LG Electronics, Inc.	298	20,030
NAVER Corp.	86	11,474
Samsung Electronics Co., Ltd.	3,153	176,802
SK Hynix, Inc.	188	23,695
Total South Korea		284,742

See notes to financial statements.

Schedule of Investments — IQ Global Equity R&D Leaders ETF (continued)

April 30, 2024

	Shares	Value
Common Stocks (continued)
Sweden — 0.8%
Telefonaktiebolaget LM Ericsson, B Shares	6,270	$ 32,116
Volvo AB, B Shares	668	17,248
Total Sweden		49,364
Switzerland — 1.3%
ABB Ltd.	215	10,523
Novartis AG	704	68,355
Total Switzerland		78,878
Taiwan — 1.8%
Delta Electronics, Inc.	900	8,858
Hon Hai Precision Industry Co., Ltd.	6,660	31,907
MediaTek, Inc.	785	23,915
Taiwan Semiconductor Manufacturing Co., Ltd.	1,935	46,946
Total Taiwan		111,626
United Kingdom — 1.6%
AstraZeneca PLC	618	93,339
Unilever PLC	165	8,553
Total United Kingdom		101,892
United States — 59.0%
3M Co.	116	11,195
Abbott Laboratories	158	16,743
AbbVie, Inc.	289	47,003
Accenture PLC, Class A	23	6,921
Adobe, Inc.*	49	22,679
Advanced Micro Devices, Inc.*	206	32,626
Airbnb, Inc., Class A*	72	11,417
Alnylam Pharmaceuticals, Inc.*	45	6,478
Alphabet, Inc., Class A*	2,121	345,256
Amazon.com, Inc.*	2,103	368,025
Amgen, Inc.	119	32,599
Analog Devices, Inc.	56	11,234
Apple, Inc.	1,164	198,264
Applied Materials, Inc.	104	20,660
Aptiv PLC*	112	7,952
Atlassian Corp., Class A*	69	11,889
Autodesk, Inc.*	36	7,663
Becton Dickinson & Co.	34	7,976
Biogen, Inc.*	67	14,393
Block, Inc.*	224	16,352
Boeing Co. (The)*	124	20,812
Boston Scientific Corp.*	143	10,277
Bristol-Myers Squibb Co.	1,180	51,849
Broadcom, Inc.	35	45,509
Cadence Design Systems, Inc.*	32	8,820
Caterpillar, Inc.	41	13,717
Cisco Systems, Inc.	1,065	50,034
CNH Industrial NV*	566	6,452
Corning, Inc.	216	7,210
Corteva, Inc.	163	8,823
CSL Ltd.	57	10,244
Cummins, Inc.	37	10,452
Danaher Corp.	45	11,098
Deere & Co.	39	15,265
DoorDash, Inc., Class A*	52	6,722
eBay, Inc.	198	10,205
Edwards Lifesciences Corp.*	78	6,604

	Shares	Value
Common Stocks (continued)
United States (continued)
Electronic Arts, Inc.	120	$ 15,218
Eli Lilly & Co.	83	64,831
Expedia Group, Inc.*	68	9,155
Ford Motor Co.	4,558	55,380
GE HealthCare Technologies, Inc.	90	6,862
GE Vernova, Inc.*	19	2,921
General Electric Co.	76	12,298
General Motors Co.	1,631	72,628
Gilead Sciences, Inc.	530	34,556
GSK PLC	2,462	51,575
Hewlett Packard Enterprise Co.	925	15,725
Honeywell International, Inc.	49	9,444
HP, Inc.	347	9,747
Illumina, Inc.*	70	8,614
Incyte Corp.*	187	9,733
Intel Corp.	2,523	76,876
International Business Machines Corp.	238	39,556
Intuit, Inc.	28	17,517
Johnson & Johnson	649	93,839
Juniper Networks, Inc.	212	7,382
KLA Corp.	13	8,961
Lam Research Corp.	13	11,627
Lockheed Martin Corp.	23	10,693
Marvell Technology, Inc.	190	12,523
Medtronic PLC	217	17,412
Merck & Co., Inc.	1,587	205,072
Meta Platforms, Inc., Class A	507	218,096
Microchip Technology, Inc.	87	8,002
Micron Technology, Inc.	227	25,642
Microsoft Corp.	444	172,863
Moderna, Inc.*	273	30,115
Nestle SA	135	13,571
Netflix, Inc.*	30	16,519
Northrop Grumman Corp.	17	8,246
NVIDIA Corp.	66	57,025
Oracle Corp.	476	54,145
Palo Alto Networks, Inc.*	40	11,636
PayPal Holdings, Inc.*	317	21,531
Pfizer, Inc.	2,538	65,024
Pinterest, Inc., Class A*	209	6,991
Procter & Gamble Co. (The)	83	13,546
QUALCOMM, Inc.	347	57,550
Regeneron Pharmaceuticals, Inc.*	28	24,938
Rivian Automotive, Inc., Class A*(a)	1,128	10,039
ROBLOX Corp., Class A*	214	7,610
Roche Holding AG	445	107,035
RTX Corp.	202	20,507
Salesforce, Inc.	112	30,121
Sanofi SA	598	59,517
Schneider Electric SE	64	14,720
ServiceNow, Inc.*	19	13,173
Shell PLC	313	11,221
Snowflake, Inc., Class A*	54	8,381
Solventum Corp.*	29	1,885
Spotify Technology SA*	46	12,900
Stellantis NV	1,691	37,753
Stryker Corp.	25	8,413
Synopsys, Inc.*	25	13,265

See notes to financial statements.

Schedule of Investments — IQ Global Equity R&D Leaders ETF (continued)

April 30, 2024

	Shares	Value
Common Stocks (continued)
United States (continued)
Tesla, Inc.*	163	$ 29,875
Texas Instruments, Inc.	72	12,702
Thermo Fisher Scientific, Inc.	15	8,531
Uber Technologies, Inc.*	279	18,489
Unity Software, Inc.*	271	6,577
Vertex Pharmaceuticals, Inc.*	60	23,569
Western Digital Corp.*	203	14,378
Workday, Inc., Class A*	62	15,173
Total United States		3,662,837
Total Common Stocks
(Cost $5,983,490)		6,064,445
Preferred Stock — 2.2%
Germany — 2.2%
Volkswagen AG, 7.66%
(Cost $179,520)	1,090	134,206

	Shares	Value
Warrants — 0.0%(b)
Canada — 0.0%(b)
Constellation Software, Inc., expires 3/31/40*(c)
(Cost $0)	11	$ 0
Total Investments — 99.8% (Cost $6,163,010)		6,198,651
Other Assets and Liabilities, Net — 0.2%		13,273
Net Assets — 100%		$6,211,924

*Non-income producing securities.

(a)All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $25,150; total market value of collateral held consisted of non-cash U.S. Treasury securities collateral having a value of $26,562.

(b)Less than 0.05%.

(c)Securities are fair valued as determined in good faith in accordance with the procedures established by the Board of Trustees. The securities are fair valued using significant unobservable inputs.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2024. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(d)
Common Stocks	$6,064,445	$—	$—	$6,064,445
Preferred Stock	134,206	—	—	134,206
Warrants	—	—	0(e)	—
Total Investments in Securities	$6,198,651	$—	$0	$6,198,651

(d)For a complete listing of investments and their countries, see the Schedule of Investments.

(e)The Level 3 securities, valued in total at $0, have been fair valued in good faith in accordance with procedures established by the Board of Trustees.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.(See Note 2)

See notes to financial statements.

Schedule of Investments — IQ Clean Oceans ETF

April 30, 2024

	Shares	Value
Common Stocks — 99.9%
Austria — 0.4%
ams-OSRAM AG*	4,948	$6,024
Verbund AG	178	13,627
Total Austria		19,651
China — 3.5%
NXP Semiconductors NV	621	159,094
ZhongAn Online P&C Insurance Co., Ltd., Class H*	7,283	12,348
Total China		171,442
Denmark — 4.0%
AP Moller - Maersk A/S, Class B	33	48,208
Orsted A/S*	742	41,029
Svitzer A/S*	66	2,222
Vestas Wind Systems A/S*	3,979	107,471
Total Denmark		198,930
Faroe Islands — 0.2%
Bakkafrost P/F	199	12,201
Finland — 1.3%
Stora Enso OYJ, Class R	2,233	29,965
Wartsila OYJ Abp	1,809	33,579
Total Finland		63,544
France — 6.9%
Cie Generale des Etablissements Michelin SCA	2,708	104,761
Dassault Systemes SE	2,660	105,321
Legrand SA	1,015	105,122
Neoen SA	497	15,284
Verallia SA	334	12,928
Total France		343,416
Germany — 11.3%
adidas AG	628	152,026
Encavis AG*	1,006	18,179
Infineon Technologies AG	4,138	144,772
Nordex SE*	1,208	17,127
Puma SE	269	12,523
Siemens AG	781	146,892
SMA Solar Technology AG*	237	12,524
Symrise AG	523	56,314
Total Germany		560,357
Ireland — 2.0%
Kingspan Group PLC	606	54,332
Smurfit Kappa Group PLC	1,019	44,530
Total Ireland		98,862
Italy — 0.2%
ERG SpA	455	12,309
Japan — 1.7%
Azbil Corp.	407	11,450
Kurita Water Industries Ltd.	313	12,521
Nippon Yusen K.K.	1,714	48,643
TOTO Ltd.	474	12,934
Total Japan		85,548
Portugal — 0.9%
EDP - Energias de Portugal SA*	11,989	45,201
Singapore — 2.1%
STMicroelectronics NV	2,558	102,965

	Shares	Value
Common Stocks (continued)
South Africa — 0.2%
Woolworths Holdings Ltd.	3,492	$ 11,151
South Korea — 1.8%
HMM Co., Ltd.	1,721	19,737
Samsung SDI Co., Ltd.	219	68,769
Total South Korea		88,506
Spain — 5.7%
Amadeus IT Group SA	1,746	111,567
EDP Renovaveis SA	853	11,738
Iberdrola SA	12,886	158,590
Total Spain		281,895
Sweden — 1.4%
Essity AB, B Shares	2,374	59,394
Thule Group AB	431	12,330
Total Sweden		71,724
Switzerland — 4.8%
ABB Ltd.	3,235	158,338
DSM-Firmenich AG*	706	79,792
Total Switzerland		238,130
Taiwan — 1.5%
United Microelectronics Corp.	46,294	72,081
United Kingdom — 6.5%
Burberry Group PLC	1,383	19,923
DS Smith PLC	5,372	23,570
Kingfisher PLC	7,214	22,411
National Grid PLC	11,302	148,310
Pennon Group PLC	1,445	12,041
Severn Trent PLC	1,012	31,261
Spirax-Sarco Engineering PLC	286	31,675
United Utilities Group PLC	2,639	34,515
Total United Kingdom		323,706
United States — 43.5%
Acuity Brands, Inc.	121	30,044
Advanced Micro Devices, Inc.*	840	133,039
American Water Works Co., Inc.	768	93,942
Avangrid, Inc.	384	14,028
Badger Meter, Inc.	79	14,451
Ball Corp.	1,239	86,197
Brookfield Renewable Corp., Class A	502	11,666
Cadence Design Systems, Inc.*	488	134,507
California Water Service Group	267	13,115
Crown Holdings, Inc.	471	38,655
Enphase Energy, Inc.*	518	56,338
Eversource Energy	1,368	82,928
Exelon Corp.	3,930	147,689
First Solar, Inc.*	395	69,639
Greif, Inc., Class A	195	11,950
Ingersoll Rand, Inc.	1,598	149,125
Intel Corp.	3,449	105,091
Microsoft Corp.	361	140,548
NextEra Energy, Inc.	2,611	174,859
NIKE, Inc., Class B	1,404	129,533
O-I Glass, Inc.*	713	10,666
Ormat Technologies, Inc.	191	12,192
Rockwell Automation, Inc.	452	122,474
Schneider Electric SE	653	150,188
Signify NV	453	12,477

See notes to financial statements.

Schedule of Investments — IQ Clean Oceans ETF (continued)

April 30, 2024

	Shares	Value
Common Stocks (continued)
United States (continued)
SolarEdge Technologies, Inc.*	183	$ 10,733
Sunrun, Inc.*	1,034	10,640
Williams-Sonoma, Inc.	237	67,967
Xylem, Inc.	950	124,165
Total United States		2,158,846
Total Common Stocks
(Cost $4,815,763)		4,960,465
Total Investments — 99.9% (Cost $4,815,763)		4,960,465
Other Assets and Liabilities, Net — 0.1%		6,284
Net Assets — 100%		$4,966,749

*Non-income producing securities.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2024. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(a)
Common Stocks	$4,960,465	$—	$—	$4,960,465

(a)For a complete listing of investments and their countries, see the Schedule of Investments.

For the year ended April 30, 2024 the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedule of Investments — IQ Cleaner Transport ETF

April 30, 2024

	Shares	Value
Common Stocks — 97.2%
Brazil — 0.2%
Rumo SA*	3,150	$12,252
Canada — 0.2%
Boralex, Inc., Class A	586	11,785
China — 9.7%
BYD Co., Ltd., Class H	5,571	153,571
Li Auto, Inc., Class A*	2,838	37,737
NXP Semiconductors NV	634	162,424
Xiaomi Corp., Class B*	42,498	94,112
Xinyi Solar Holdings Ltd.	24,257	16,934
XPeng, Inc., A Shares*	2,915	11,759
Zhuzhou CRRC Times Electric Co., Ltd., Class H	4,724	17,033
Total China		493,570
Denmark — 1.9%
Orsted A/S*	487	26,929
Vestas Wind Systems A/S*	2,586	69,846
Total Denmark		96,775
Finland — 0.4%
Wartsila OYJ Abp	1,187	22,033
France — 1.9%
Forvia SE*	846	13,569
Legrand SA	660	68,355
Valeo SE	1,076	13,737
Total France		95,661
Germany — 12.3%
Bayerische Motoren Werke AG	789	86,431
E.ON SE	5,691	75,456
Encavis AG*	1,032	18,649
Infineon Technologies AG	3,365	117,728
Mercedes-Benz Group AG	1,954	148,217
Nordex SE*	1,239	17,567
Siemens AG	799	150,277
SMA Solar Technology AG*	243	12,841
Total Germany		627,166
Hong Kong — 0.3%
MTR Corp., Ltd.	4,079	13,481
Italy — 0.3%
ERG SpA	467	12,633
Japan — 15.3%
Central Japan Railway Co.	1,704	39,166
Denso Corp.	4,616	78,950
East Japan Railway Co.	2,243	41,235
Hitachi Ltd.	1,770	164,442
Honda Motor Co., Ltd.	10,484	120,720
Koito Manufacturing Co., Ltd.	977	13,199
Panasonic Holdings Corp.	5,439	47,766
Shimano, Inc.	183	30,020
Sumitomo Electric Industries Ltd.	1,769	27,440
TDK Corp.	968	43,576
Toyota Motor Corp.	6,478	149,760
Yamaha Motor Co., Ltd.	2,155	20,213
Total Japan		776,487
Portugal — 0.6%
EDP - Energias de Portugal SA*	7,863	29,645

	Shares	Value
Common Stocks (continued)
Singapore — 1.3%
STMicroelectronics NV	1,663	$ 66,939
South Korea — 1.7%
Hanwha Solutions Corp.	625	11,577
LG Energy Solution Ltd.*	103	28,990
Samsung SDI Co., Ltd.	142	44,590
Total South Korea		85,157
Spain — 3.4%
EDP Renovaveis SA	875	12,041
Iberdrola SA	13,173	162,122
Total Spain		174,163
Sweden — 0.3%
Thule Group AB	442	12,645
Switzerland — 3.7%
ABB Ltd.	3,307	161,862
Landis+Gyr Group AG*	167	12,418
Stadler Rail AG	393	11,698
Total Switzerland		185,978
Taiwan — 7.3%
Compal Electronics, Inc.	11,004	12,098
Delta Electronics, Inc.	4,606	45,336
Evergreen Marine Corp. Taiwan Ltd.	5,050	29,389
MediaTek, Inc.	3,798	115,706
Taiwan Semiconductor Manufacturing Co., Ltd.	6,863	166,506
Total Taiwan		369,035
United Kingdom — 2.4%
National Grid PLC	9,469	124,257
United States — 34.0%
Advanced Micro Devices, Inc.*	859	136,048
Alphabet, Inc., Class A*	1,053	171,407
Apple, Inc.	831	141,544
Aptiv PLC*	724	51,404
Array Technologies, Inc.*	941	11,612
Bloom Energy Corp., Class A*	1,470	16,361
Edison International	984	69,923
Enphase Energy, Inc.*	339	36,870
Exelon Corp.	2,554	95,979
First Solar, Inc.*	257	45,309
Intel Corp.	3,525	107,407
Itron, Inc.*	168	15,476
Jabil, Inc.	318	37,320
Lucid Group, Inc.*(a)	4,178	10,654
NextEra Energy, Inc.	2,668	178,676
NEXTracker, Inc., Class A*	319	13,650
Plug Power, Inc.*(a)	4,192	9,684
Rivian Automotive, Inc., Class A*	1,758	15,646
Schneider Electric SE	668	153,638
Shoals Technologies Group, Inc., Class A*	862	7,284
Sims Ltd.	1,517	11,880
SolarEdge Technologies, Inc.*	187	10,968
Tesla, Inc.*	789	144,608
Texas Instruments, Inc.	926	163,365
Westinghouse Air Brake Technologies Corp.	456	73,453
Total United States		1,730,166

See notes to financial statements.

Schedule of Investments — IQ Cleaner Transport ETF (continued)

April 30, 2024

	Shares	Value
Total Common Stocks
(Cost $5,001,479)		$ 4,939,828
Preferred Stock — 2.7%
Germany — 2.7%
Volkswagen AG, 7.66%
(Cost $208,606)	1,129	139,008
Short-Term Investment — 0.4%
Money Market Fund — 0.4%
Dreyfus Government Cash Management Fund, Institutional Shares, 5.20%(b)(c)
(Cost $20,462)	20,462	20,462

Shares	Value
Total Investments — 100.3% (Cost $5,230,547)	$5,099,298
Other Assets and Liabilities, Net — (0.3)%	(14,972)
Net Assets — 100%	$5,084,326

*Non-income producing securities.

(a)All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $19,929; total market value of collateral held by the Fund was $21,261. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $799.

(b)Reflects the 1-day yield at April 30, 2024.

(c)Represents security purchased with cash collateral received for securities on loan.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2024. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(d)
Common Stocks	$4,939,828	$—	$—	$4,939,828
Preferred Stock	139,008	—	—	139,008
Short-Term Investment:
Money Market Fund	20,462	—	—	20,462
Total Investments in Securities	$5,099,298	$—	$—	$5,099,298

(d)For a complete listing of investments and their countries, see the Schedule of Investments.

For the year ended April 30, 2024 the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedule of Investments — IQ Engender Equality ETF

April 30, 2024

	Shares	Value
Common Stocks — 99.9%
Communication Services — 6.5%
Interpublic Group of Cos., Inc. (The)	2,825	$85,993
Meta Platforms, Inc., Class A	189	81,302
Paramount Global, Class B	8,178	93,147
Pinterest, Inc., Class A*	2,681	89,680
Verizon Communications, Inc.	2,317	91,498
Total Communication Services		441,620
Consumer Discretionary — 18.8%
DoorDash, Inc., Class A*	701	90,611
eBay, Inc.	1,753	90,350
Etsy, Inc.*	1,384	95,039
Expedia Group, Inc.*	686	92,356
Ford Motor Co.	7,602	92,364
General Motors Co.	2,253	100,326
Hasbro, Inc.	1,720	105,436
Hilton Worldwide Holdings, Inc.	448	88,382
Macy’s, Inc.	4,318	79,581
Marriott International, Inc., Class A	376	88,785
McDonald’s Corp.	328	89,557
Service Corp. International	1,263	90,570
VF Corp.	6,203	77,289
Yum! Brands, Inc.	669	94,496
Total Consumer Discretionary		1,275,142
Consumer Staples — 14.8%
Clorox Co. (The)	611	90,349
Coca-Cola Co. (The)	1,531	94,570
Coty, Inc., Class A*	7,415	84,828
General Mills, Inc.	1,371	96,601
J M Smucker Co. (The)	750	86,137
Kellanova	1,712	99,056
Mondelez International, Inc., Class A	1,296	93,234
PepsiCo, Inc.	557	97,982
Procter & Gamble Co. (The)	567	92,534
Target Corp.	558	89,827
Walgreens Boots Alliance, Inc.	4,395	77,923
Total Consumer Staples		1,003,041
Financials — 22.9%
Affirm Holdings, Inc.*(a)	2,720	86,714
American Express Co.	420	98,293
Bank of America Corp.	2,589	95,819
Bank of New York Mellon Corp. (The)	1,682	95,016
BlackRock, Inc.	114	86,029
Citigroup, Inc.	1,591	97,576
Invesco Ltd.	5,941	84,184
Mastercard, Inc., Class A	193	87,082
MetLife, Inc.	1,264	89,845
Moody’s Corp.	239	88,509
PayPal Holdings, Inc.*	1,459	99,095
Prudential Financial, Inc.	811	89,599
S&P Global, Inc.	217	90,235
Synchrony Financial	2,190	96,316
Wells Fargo & Co.	1,591	94,378
WEX, Inc.*	395	83,448
Willis Towers Watson PLC	337	84,634
Total Financials		1,546,772
Health Care — 11.9%
Biogen, Inc.*	418	89,795
Boston Scientific Corp.*	1,382	99,324

	Shares	Value
Common Stocks (continued)
Health Care (continued)
Bristol-Myers Squibb Co.	1,752	$ 76,983
Cencora, Inc.	385	92,034
Illumina, Inc.*	718	88,350
Johnson & Johnson	580	83,862
Merck & Co., Inc.	753	97,303
Organon & Co.	5,006	93,162
Zoetis, Inc.	530	84,397
Total Health Care		805,210
Industrials — 5.2%
Cummins, Inc.	334	94,352
Lyft, Inc., Class A*	5,321	83,220
Uber Technologies, Inc.*	1,203	79,723
Xylem, Inc.	719	93,973
Total Industrials		351,268
Information Technology — 8.9%
Accenture PLC, Class A	245	73,723
Autodesk, Inc.*	361	76,839
HubSpot, Inc.*	153	92,545
Intuit, Inc.	147	91,966
Salesforce, Inc.	311	83,640
Tyler Technologies, Inc.*	220	101,541
Workday, Inc., Class A*	342	83,698
Total Information Technology		603,952
Materials — 4.1%
Dow, Inc.	1,607	91,438
Ecolab, Inc.	404	91,365
International Flavors & Fragrances, Inc.	1,107	93,708
Total Materials		276,511
Real Estate — 4.0%
Essex Property Trust, Inc.	383	94,314
Welltower, Inc.	1,004	95,661
Zillow Group, Inc., Class C*(a)	1,922	81,820
Total Real Estate		271,795
Utilities — 2.8%
American Water Works Co., Inc.	783	95,776
Edison International	1,330	94,510
Total Utilities		190,286
Total Common Stocks
(Cost $6,413,601)		6,765,597
Short-Term Investment — 0.0%(b)
Money Market Fund — 0.0%(b)
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 5.28%(c)
(Cost $2,615)	2,615	2,615
Total Investments — 99.9% (Cost $6,416,216)		6,768,212
Other Assets and Liabilities, Net — 0.1%		5,140
Net Assets — 100%		$6,773,352

See notes to financial statements.

Schedule of Investments — IQ Engender Equality ETF (continued)

April 30, 2024

*Non-income producing securities.

(a)All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $165,120; total market value of collateral held consisted of non-cash U.S. Treasury securities collateral having a value of $174,691.

(b)Less than 0.05%.

(c)Reflects the 1-day yield at April 30, 2024.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2024. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(d)
Common Stocks	$6,765,597	$—	$—	$6,765,597
Short-Term Investment:
Money Market Fund	2,615	—	—	2,615
Total Investments in Securities	$6,768,212	$—	$—	$6,768,212

(d)For a complete listing of investments and their industries, see the Schedule of Investments.

For the year ended April 30, 2024 the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedule of Investments — IQ Healthy Hearts ETF

April 30, 2024

	Shares	Value
Common Stocks — 99.9%
Communication Services — 5.8%
Alphabet, Inc., Class A*	3,136	$510,478
Consumer Discretionary — 14.4%
adidas AG	378	91,506
Asics Corp.	1,080	46,394
Basic-Fit NV*(a)	1,611	35,588
Deckers Outdoor Corp.*	61	49,927
Dick’s Sporting Goods, Inc.	261	52,445
Feng TAY Enterprise Co., Ltd.	8,744	43,503
Frasers Group PLC*	4,257	43,523
Garmin Ltd.	365	52,732
Giant Manufacturing Co., Ltd.	7,104	47,670
Moncler SpA	649	44,496
NIKE, Inc., Class B	2,811	259,343
On Holding AG, Class A*	1,398	44,387
Peloton Interactive, Inc., Class A*	10,347	32,179
Planet Fitness, Inc., Class A*	706	42,247
Pool Corp.	116	42,053
Puma SE	983	45,764
Shimano, Inc.	330	54,135
Thule Group AB	1,576	45,086
Topgolf Callaway Brands Corp.*	3,121	49,998
Under Armour, Inc., Class A*	5,339	35,931
Vail Resorts, Inc.	192	36,359
VF Corp.	2,817	35,100
YETI Holdings, Inc.*	1,199	42,828
Total Consumer Discretionary		1,273,194
Consumer Staples — 3.2%
General Mills, Inc.	1,349	95,051
George Weston Ltd.	336	44,308
Glanbia PLC	2,649	50,531
Kellanova	798	46,172
Loblaw Cos. Ltd.	420	46,150
Total Consumer Staples		282,212
Health Care — 70.7%
Abbott Laboratories	3,779	400,461
Acadia Healthcare Co., Inc.*	534	39,484
Asahi Intecc Co., Ltd.	2,392	35,402
AstraZeneca PLC	3,484	526,201
AtriCure, Inc.*	1,341	32,345
Bangkok Dusit Medical Services PCL	55,089	43,108
Boston Scientific Corp.*	3,476	249,820
Bristol-Myers Squibb Co.	4,845	212,889
Bumrungrad Hospital PCL	6,915	45,714
Centene Corp.*	1,260	92,056
China Traditional Chinese Medicine Holdings Co., Ltd.	82,089	44,817
Cytokinetics, Inc.*	577	35,382
Edwards Lifesciences Corp.*	1,423	120,485
Elevance Health, Inc.	559	295,476
Eli Lilly & Co.	587	458,506
Encompass Health Corp.	598	49,861
Fresenius SE & Co. KGaA	1,620	48,450
HCA Healthcare, Inc.	464	143,757
IHH Healthcare Bhd	34,964	46,374
Inari Medical, Inc.*	788	29,424
Johnson & Johnson	2,789	403,262
LivaNova PLC*	788	43,931
Medtronic PLC	3,175	254,762

	Shares	Value
Common Stocks (continued)
Health Care (continued)
Merit Medical Systems, Inc.*	564	$ 41,792
Molina Healthcare, Inc.*	137	46,868
Netcare Ltd.	62,371	37,981
Nihon Kohden Corp.	1,641	44,840
Novartis AG	4,340	421,389
Novo Nordisk A/S, Class B	3,662	473,857
Penumbra, Inc.*	189	37,133
Pfizer, Inc.	16,261	416,607
Ramsay Health Care Ltd.	1,352	45,871
Rhythm Pharmaceuticals, Inc.*	997	39,641
Sanofi SA	2,709	269,617
Sawai Group Holdings Co., Ltd.	1,149	42,947
Select Medical Holdings Corp.	1,579	44,796
Shockwave Medical, Inc.*	173	57,123
Siemens Healthineers AG	761	42,394
Tenet Healthcare Corp.*	485	54,461
United Therapeutics Corp.*	198	46,397
UnitedHealth Group, Inc.	856	414,047
Total Health Care		6,229,728
Industrials — 1.0%
Fluidra SA	2,083	44,322
Pentair PLC	586	46,347
Total Industrials		90,669
Information Technology — 4.8%
Apple, Inc.	2,473	421,226
Total Common Stocks
(Cost $8,068,402)		8,807,507
Short-Term Investment — 0.4%
Money Market Fund — 0.4%
Dreyfus Government Cash Management Fund, Institutional Shares, 5.20%(b)(c)
(Cost $36,491)	36,491	36,491
Total Investments — 100.3% (Cost $8,104,893)		8,843,998
Other Assets and Liabilities, Net — (0.3)%		(26,079)
Net Assets — 100%		$8,817,919

*Non-income producing securities.

(a)All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $33,799; total market value of collateral held by the Fund was $36,491.

(b)Reflects the 1-day yield at April 30, 2024.

(c)Represents security purchased with cash collateral received for securities on loan.

See notes to financial statements.

Schedule of Investments — IQ Healthy Hearts ETF (continued)

April 30, 2024

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2024. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(d)
Common Stocks	$8,807,507	$—	$—	$8,807,507
Short-Term Investment:
Money Market Fund	36,491	—	—	36,491
Total Investments in Securities	$8,843,998	$—	$—	$8,843,998

(d)For a complete listing of investments and their industries, see the Schedule of Investments.

For the year ended April 30, 2024 the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)

Statements of Assets and Liabilities

April 30, 2024

See notes to financial statements.

	IQ Hedge Multi-Strategy Tracker ETF	IQ Merger Arbitrage ETF	IQ 500 International ETF	IQ Candriam International Equity ETF
Assets
Investments, at value (including securities on loan)(a)	$548,113,969	$273,593,082	$198,087,139	$183,756,656
Investments in affiliates, at value	58,868,618	—	—	—
Cash	281,413	632,416	—	—
Restricted Cash for swap contracts	—	1,188	—	—
Foreign currency(b)	—	—	96,049	26,041
Deposits at broker for swap contracts	500,000	—	—	—
Receivable for investments sold	13,817,709	13,823,229	12,040	2,030
Securities lending income receivable	98,339	2,203	2,941	1,549
Due from advisor	—	—	—	—
Due from broker	—	3,412,318	—	—
Reclaims receivable	—	1,609,489	478,559	684,198
Dividend receivable	—	35,085	937,093	711,048
Total Assets	621,680,048	293,109,010	199,613,821	185,181,522

Liabilities
Collateral for investments on loan	54,365,648	12,743,710	5,740,283	736,321
Payable for capital shares repurchased	13,802,074	13,142,462	—	—
Due to broker	1,055,268	—	3,631	—
Advisory fees payable	244,067	174,466	35,239	17,849
Trustee fees payable	4,967	4,366	1,529	1,529
Payable for investments purchased	2,757	804	—	—
Compliance fees payable	190	201	54	56
Deposits from brokers for swap contracts	—	1,188	—	—
Foreign currency due to custodian(b)	—	688,069	—	—
Accrued expenses and other liabilities	3,750	3,631	940	834
Total Liabilities	69,478,721	26,758,897	5,781,676	756,589
Net Assets	$552,201,327	$266,350,113	$193,832,145	$184,424,933

Composition of Net Assets
Paid-in capital	$633,077,553	$343,593,019	$190,626,653	$175,642,251
Total distributable earnings/(accumulated loss)	(80,876,226)	(77,242,906)	3,205,492	8,782,682
Net Assets	$552,201,327	$266,350,113	$193,832,145	$184,424,933

NET ASSET VALUE PER SHARE
Shares Outstanding (no par value, unlimited shares authorized)	18,100,000	8,600,000	5,775,000	6,350,000
Net Asset Value Per Share	$30.51	$30.97	$33.56	$29.04
Investments, at cost	$545,032,519	$282,987,400	$184,156,282	$167,825,066
Investments in affiliates, at cost	$57,922,541	$—	$—	$—
(a)Market value of securities on loan	$56,091,363	$12,658,171	$9,143,322	$2,932,798
(b)Cost of foreign currency	$—	$—	$95,938	$26,022

Statements of Assets and Liabilities (continued)

April 30, 2024

See notes to financial statements.

	IQ Candriam U.S. Mid Cap Equity ETF	IQ Candriam U.S. Large Cap Equity ETF	IQ CBRE NextGen Real Estate ETF	IQ FTSE International Equity Currency Neutral ETF
Assets
Investments, at value (including securities on loan)(a)	$199,094,210	$367,800,776	$137,476,123	$583,457,869
Restricted Cash for forward foreign currency contracts	—	—	—	4,003,926
Foreign currency(b)	—	—	—	285,643
Dividend receivable	105,260	187,462	210,529	2,279,774
Securities lending income receivable	2,816	886	1,708	9,520
Reclaims receivable	1,351	—	11,086	1,039,074
Unrealized appreciation on forward foreign currency contracts	—	—	—	5,692,944
Total Assets	199,203,637	367,989,124	137,699,446	596,768,750

Liabilities
Collateral for investments on loan	274,215	30,555	528,695	6,214,030
Advisory fees payable	17,653	18,962	65,833	87,335
Trustee fees payable	729	2,743	1,135	2,339
Compliance fees payable	41	100	35	66
Payable for investments purchased	—	—	—	6,770,299
Deposits from brokers for forward foreign currency contracts	—	—	—	4,003,926
Foreign currency due to custodian(b)	—	—	154	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	147,357
Accrued expenses and other liabilities	712	1,449	1,040	1,634
Total Liabilities	293,350	53,809	596,892	17,226,986
Net Assets	$198,910,287	$367,935,315	$137,102,554	$579,541,764

Composition of Net Assets
Paid-in capital	$197,950,541	$334,093,415	$160,491,916	$527,713,624
Total distributable earnings/(accumulated loss)	959,746	33,841,900	(23,389,362)	51,828,140
Net Assets	$198,910,287	$367,935,315	$137,102,554	$579,541,764

NET ASSET VALUE PER SHARE
Shares Outstanding (no par value, unlimited shares authorized)	6,675,000	8,625,000	7,425,000	22,000,000
Net Asset Value Per Share	$29.80	$42.66	$18.46	$26.34
Investments, at cost	$194,956,932	$323,885,088	$144,995,708	$528,242,438
(a)Market value of securities on loan	$2,953,726	$5,764,741	$8,521,653	$13,080,585
(b)Cost of foreign currency	$—	$—	$—	$285,966

Statements of Assets and Liabilities (continued)

April 30, 2024

See notes to financial statements.

	IQ U.S. Large Cap R&D Leaders ETF	IQ Global Equity R&D Leaders ETF	IQ Clean Oceans ETF	IQ Cleaner Transport ETF
Assets
Investments, at value (including securities on loan)(a)	$6,692,270	$6,198,651	$4,960,465	$5,099,298
Foreign currency(b)	—	187	5,061	—
Dividend receivable	3,297	11,824	3,467	7,636
Securities lending income receivable	2	1	—	144
Reclaims receivable	—	6,820	12,290	17,775
Total Assets	6,695,569	6,217,483	4,981,283	5,124,853

Liabilities
Advisory fees payable	624	889	1,698	1,866
Trustee fees payable	32	201	35	49
Compliance fees payable	1	12	1	2
Cash due to custodian	—	4,332	12,729	18,069
Collateral for investments on loan	—	—	—	20,462
Accrued expenses and other liabilities	93	125	71	79
Total Liabilities	750	5,559	14,534	40,527
Net Assets	$6,694,819	$6,211,924	$4,966,749	$5,084,326

Composition of Net Assets
Paid-in capital	$6,355,952	$6,594,129	$5,763,370	$6,136,290
Total distributable earnings/(accumulated loss)	338,867	(382,205)	(796,621)	(1,051,964)
Net Assets	$6,694,819	$6,211,924	$4,966,749	$5,084,326

NET ASSET VALUE PER SHARE
Shares Outstanding (no par value, unlimited shares authorized)	225,000	225,000	225,000	225,000
Net Asset Value Per Share	$29.75	$27.61	$22.07	$22.60
Investments, at cost	$6,148,520	$6,163,010	$4,815,763	$5,230,547
(a)Market value of securities on loan	$20,497	$25,150	$—	$19,929
(b)Cost of foreign currency	$—	$156	$5,031	$—

Statements of Assets and Liabilities (continued)

April 30, 2024

See notes to financial statements.

	IQ Engender Equality ETF	IQ Healthy Hearts ETF
Assets
Investments, at value (including securities on loan)(a)	$6,768,212	$8,843,998
Dividend receivable	7,593	8,345
Securities lending income receivable	6	—
Reclaims receivable	—	16,179
Total Assets	6,775,811	8,868,522

Liabilities
Advisory fees payable	2,351	3,019
Trustee fees payable	33	63
Compliance fees payable	1	2
Cash due to custodian	—	10,682
Collateral for investments on loan	—	36,491
Foreign currency due to custodian(b)	—	255
Accrued expenses and other liabilities	74	91
Total Liabilities	2,459	50,603
Net Assets	$6,773,352	$8,817,919

Composition of Net Assets
Paid-in capital	$7,054,114	$8,578,915
Total distributable earnings/(accumulated loss)	(280,762)	239,004
Net Assets	$6,773,352	$8,817,919

NET ASSET VALUE PER SHARE
Shares Outstanding (no par value, unlimited shares authorized)	275,000	300,000
Net Asset Value Per Share	$24.63	$29.39
Investments, at cost	$6,416,216	$8,104,893
(a)Market value of securities on loan	$165,120	$33,799
(b)Cost of foreign currency	$—	$—

See notes to financial statements.

Statements of Operations

For the Year Ended April 30, 2024

	IQ Hedge Multi-Strategy Tracker ETF	IQ Merger Arbitrage ETF	IQ 500 International ETF	IQ Candriam International Equity ETF
Investment Income
Dividend income*	$28,828,804	$5,228,521	$6,745,399	$5,417,455
Dividend income from affiliates	477,817	—	—	—
Interest income	—	11,406	—	—
Securities lending income, net of borrower rebates	1,083,412	65,171	37,907	20,140
Total investment income	30,390,033	5,305,098	6,783,306	5,437,595

Expenses
Advisory fees (See Note 3)	4,589,165	3,028,519	496,553	284,926
Trustee fees	54,003	37,174	17,764	17,063
Legal fees	23,023	16,593	7,490	7,263
Compliance fees	1,689	1,206	557	538
Miscellaneous fees	1,650	2,266	248	83
Total expenses	4,669,530	3,085,758	522,612	309,873
Waivers/Reimbursement (See Note 3)	(1,355,449)	—	(26,059)	(24,950)
Net expenses	3,314,081	3,085,758	496,553	284,923
Net investment income	27,075,952	2,219,340	6,286,753	5,152,672

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	7,072,512	16,673,355	(2,846,116)	(820,675)
Investment in affiliates	612,099	—	—	—
In-Kind redemptions	5,872,729	2,966,668	6,472,197	8,458,539
Affiliates in-kind redemptions	265,927	—	—	—
Swap transactions	(1,314,765)	(15,997,787)	(3,631)	—
Foreign currency transactions	—	(193,596)	(117,355)	(110,448)
Net realized gain	12,508,502	3,448,640	3,505,095	7,527,416
Net change in net unrealized appreciation (depreciation) on:
Investment securities	8,716,607	(9,552,508)	10,590,260	4,947,519
Investment in affiliates	809,134	—	—	—
Foreign currency translations	—	(101,489)	(22,091)	(27,890)
Net change in net unrealized appreciation (depreciation)	9,525,741	(9,653,997)	10,568,169	4,919,629
Net realized and unrealized gain (loss)	22,034,243	(6,205,357)	14,073,264	12,447,045
Net Increase (Decrease) in Net Assets Resulting from Operations	$49,110,195	$(3,986,017)	$20,360,017	$17,599,717

*Net of foreign taxes withheld of:	$—	$43,970	$824,842	$625,859

See notes to financial statements.

Statements of Operations (continued)

For the Year Ended April 30, 2024

	IQ Candriam U.S. Mid Cap Equity ETF	IQ Candriam U.S. Large Cap Equity ETF	IQ CBRE NextGen Real Estate ETF	IQ FTSE International Equity Currency Neutral ETF
Investment Income
Dividend income*	$2,382,596	$5,031,929	$2,545,217	$13,036,081
Securities lending income, net of borrower rebates	3,628	7,434	6,379	50,342
Total investment income	2,386,224	5,039,363	2,551,596	13,086,423

Expenses
Advisory fees (See Note 3)	224,417	334,682	426,857	831,199
Trustee fees	12,599	32,679	6,250	37,860
Legal fees	4,842	14,018	2,881	15,225
Compliance fees	385	1,028	200	1,168
Miscellaneous fees	87	83	83	95
Total expenses	242,330	382,490	436,271	885,547
Waivers/Reimbursement (See Note 3)	(17,913)	(47,806)	(9,431)	—
Net expenses	224,417	334,684	426,840	885,547
Net investment income	2,161,807	4,704,679	2,124,756	12,200,876

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	(3,342,601)	(3,059,955)	(962,475)	(7,624,341)
In-Kind redemptions	9,207,243	49,634,212	154,584	1,040,208
Forward foreign currency contracts	—	—	—	12,435,030
Foreign currency transactions	—	—	(5,454)	(201,965)
Net realized gain (loss)	5,864,642	46,574,257	(813,345)	5,648,932
Net change in net unrealized appreciation (depreciation) on:
Investment securities	3,909,355	21,896,028	(5,233,296)	39,417,877
Forward foreign currency contracts	—	—	—	5,754,737
Foreign currency translations	—	—	(4,553)	(58,520)
Net change in net unrealized appreciation (depreciation)	3,909,355	21,896,028	(5,237,849)	45,114,094
Net realized and unrealized gain (loss)	9,773,997	68,470,285	(6,051,194)	50,763,026
Net Increase (Decrease) in Net Assets Resulting from Operations	$11,935,804	$73,174,964	$(3,926,438)	$62,963,902

*Net of foreign taxes withheld of:	$5,186	$—	$84,082	$1,433,226

See notes to financial statements.

Statements of Operations (continued)

For the Year Ended April 30, 2024

	IQ U.S. Large Cap R&D Leaders ETF	IQ Global Equity R&D Leaders ETF	IQ Clean Oceans ETF	IQ Cleaner Transport ETF
Investment Income
Dividend income*	$71,533	$156,663	$68,847	$126,260
Non-cash dividend income	—	—	8,480	8,455
Securities lending income, net of borrower rebates	7,568	5,258	322	929
Total investment income	79,101	161,921	77,649	135,644

Expenses
Advisory fees (See Note 3)	7,967	17,014	21,616	26,636
Trustee fees	490	1,040	429	544
Legal fees	209	413	185	232
Compliance fees	15	38	14	18
Miscellaneous fees	57	57	47	70
Total expenses	8,738	18,562	22,291	27,500
Waivers/Reimbursement (See Note 3)	(773)	(1,549)	(675)	(863)
Net expenses	7,965	17,013	21,616	26,637
Net investment income	71,136	144,908	56,033	109,007

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	(71,588)	(202,249)	(76,600)	(85,341)
In-Kind redemptions	609,244	933,099	101,659	283,604
Foreign currency transactions	—	(6,609)	(3,253)	(3,235)
Net realized gain	537,656	724,241	21,806	195,028
Net change in net unrealized appreciation (depreciation) on:
Investment securities	856,012	214,682	216,024	384,394
Foreign currency translations	—	(281)	(225)	(618)
Net change in net unrealized appreciation	856,012	214,401	215,799	383,776
Net realized and unrealized gain (loss)	1,393,668	938,642	237,605	578,804
Net Increase in Net Assets Resulting from Operations	$1,464,804	$1,083,550	$293,638	$687,811

*Net of foreign taxes withheld of:	$—	$16,171	$7,414	$18,975

See notes to financial statements.

Statements of Operations (continued)

For the Year Ended April 30, 2024

	IQ Engender Equality ETF	IQ Healthy Hearts ETF
Investment Income
Dividend income*	$114,738	$149,110
Securities lending income, net of borrower rebates	90	311
Total investment income	114,828	149,421

Expenses
Advisory fees (See Note 3)	25,781	38,366
Trustee fees	492	768
Legal fees	214	323
Compliance fees	15	24
Miscellaneous fees	47	83
Total expenses	26,549	39,564
Waivers/Reimbursement (See Note 3)	(768)	(1,199)
Net expenses	25,781	38,365
Net investment income	89,047	111,056

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	145,490	89,387
In-Kind redemptions	68,536	297,657
Foreign currency transactions	—	(1,292)
Net realized gain	214,026	385,752
Net change in net unrealized appreciation (depreciation) on:
Investment securities	299,568	(100,155)
Foreign currency translations	—	(584)
Net change in net unrealized appreciation (depreciation)	299,568	(100,739)
Net realized and unrealized gain (loss)	513,594	285,013
Net Increase in Net Assets Resulting from Operations	$602,641	$396,069

*Net of foreign taxes withheld of:	$—	$7,707

Statements of Changes in Net Assets

See notes to financial statements.

	IQ Hedge Multi-Strategy Tracker ETF		IQ Merger Arbitrage ETF
	For the Year Ended April 30,		For the Year Ended April 30,
	2024	2023	2024	2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$27,075,952	$16,456,895	$2,219,340	$7,152,094
Net realized gain (loss)	12,508,502	(50,109,084)	3,448,640	(23,801,834)
Net change in net unrealized appreciation (depreciation)	9,525,741	33,476,274	(9,653,997)	13,632,662
Net increase (decrease) in net assets resulting from operations	49,110,195	(175,915)	(3,986,017)	(3,017,078)
Distributions to Shareholders	(25,206,630)	(12,443,799)	(4,247,100)	—

Capital Share Transactions
Proceeds from shares created	118,660,772	266,615,756	42,085,057	40,919,459
Cost of shares redeemed	(196,862,237)	(404,767,304)	(227,695,498)	(169,342,336)
Net decrease from capital share transactions	(78,201,465)	(138,151,548)	(185,610,441)	(128,422,877)
Total decrease in net assets	(54,297,900)	(150,771,262)	(193,843,558)	(131,439,955)

Net Assets
Beginning of year	606,499,227	757,270,489	460,193,671	591,633,626
End of year	$552,201,327	$606,499,227	$266,350,113	$460,193,671

Changes in Shares Outstanding
Shares outstanding, beginning of year	20,650,000	25,450,000	14,500,000	18,600,000
Shares created	3,950,000	9,200,000	1,350,000	1,300,000
Shares redeemed	(6,500,000)	(14,000,000)	(7,250,000)	(5,400,000)
Shares outstanding, end of year	18,100,000	20,650,000	8,600,000	14,500,000

Statements of Changes in Net Assets (continued)

See notes to financial statements.

	IQ 500 International ETF		IQ Candriam International Equity ETF
	For the Year Ended April 30,		For the Year Ended April 30,
	2024	2023	2024	2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,286,753	$6,699,897	$5,152,672	$6,037,689
Net realized gain	3,505,095	2,903,801	7,527,416	1,937,130
Net change in net unrealized appreciation	10,568,169	7,598,245	4,919,629	6,909,499
Net increase in net assets resulting from operations	20,360,017	17,201,943	17,599,717	14,884,318
Distributions to Shareholders	(8,016,543)	(6,462,947)	(5,430,434)	(5,958,535)

Capital Share Transactions
Proceeds from shares created	18,292,395	17,564,763	12,937,639	20,709,401
Cost of shares redeemed	(32,835,329)	(42,849,876)	(33,353,346)	(35,761,982)
Net decrease from capital share transactions	(14,542,934)	(25,285,113)	(20,415,707)	(15,052,581)
Total decrease in net assets	(2,199,460)	(14,546,117)	(8,246,424)	(6,126,798)

Net Assets
Beginning of year	196,031,605	210,577,722	192,671,357	198,798,155
End of year	$193,832,145	$196,031,605	$184,424,933	$192,671,357

Changes in Shares Outstanding
Shares outstanding, beginning of year	6,200,000	7,000,000	7,050,000	7,600,000
Shares created	575,000	650,000	475,000	850,000
Shares redeemed	(1,000,000)	(1,450,000)	(1,175,000)	(1,400,000)
Shares outstanding, end of year	5,775,000	6,200,000	6,350,000	7,050,000

Statements of Changes in Net Assets (continued)

See notes to financial statements.

	IQ Candriam U.S. Mid Cap Equity ETF		IQ Candriam U.S. Large Cap Equity ETF
	For the Year Ended April 30, 2024	For the Period October 25, 2022* to April 30, 2023	For the Year Ended April 30,
			2024	2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,161,807	$46,363	$4,704,679	$5,594,261
Net realized gain	5,864,642	54,829	46,574,257	11,895,018
Net change in net unrealized appreciation (depreciation)	3,909,355	227,923	21,896,028	(10,880,947)
Net increase in net assets resulting from operations	11,935,804	329,115	73,174,964	6,608,332
Distributions to Shareholders	(1,926,760)	(39,786)	(4,665,767)	(5,433,110)

Capital Share Transactions
Proceeds from shares created	242,619,993	6,371,845	94,579,862	35,271,704
Cost of shares redeemed	(59,067,443)	(1,312,481)	(171,598,128)	(88,537,392)
Net increase (decrease) from capital share transactions	183,552,550	5,059,364	(77,018,266)	(53,265,688)
Total increase (decrease) in net assets	193,561,594	5,348,693	(8,509,069)	(52,090,466)

Net Assets
Beginning of period	5,348,693	—	376,444,384	428,534,850
End of period	$198,910,287	$5,348,693	$367,935,315	$376,444,384

Changes in Shares Outstanding
Shares outstanding, beginning of period	200,000	—	10,550,000	12,050,000
Shares created	8,475,000	250,000	2,350,000	1,050,000
Shares redeemed	(2,000,000)	(50,000)	(4,275,000)	(2,550,000)
Shares outstanding, end of period	6,675,000	200,000	8,625,000	10,550,000

*Commencement of operations.

Statements of Changes in Net Assets (continued)

See notes to financial statements.

	IQ CBRE NextGen Real Estate ETF		IQ FTSE International Equity Currency Neutral ETF
	For the Year Ended April 30,		For the Year Ended April 30,
	2024	2023	2024	2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,124,756	$744,902	$12,200,876	$8,780,394
Net realized gain (loss)	(813,345)	(8,820,884)	5,648,932	4,951,798
Net change in net unrealized appreciation (depreciation)	(5,237,849)	1,584,994	45,114,094	13,824,216
Net increase (decrease) in net assets resulting from operations	(3,926,438)	(6,490,988)	62,963,902	27,556,408
Distributions to Shareholders	(1,934,018)	(1,257,827)	(8,859,486)	(13,451,645)

Capital Share Transactions
Proceeds from shares created	129,663,485	2,239,801	204,782,495	82,169,189
Cost of shares redeemed	(10,201,607)	(11,207,822)	(4,587,867)	(36,452,098)
Net increase from capital share transactions	119,461,878	(8,968,021)	200,194,628	45,717,091
Total increase (decrease) in net assets	113,601,422	(16,716,836)	254,299,044	59,821,854

Net Assets
Beginning of year	23,501,132	40,217,968	325,242,720	265,420,866
End of year	$137,102,554	$23,501,132	$579,541,764	$325,242,720

Changes in Shares Outstanding
Shares outstanding, beginning of year	1,200,000	1,650,000	13,800,000	11,600,000
Shares created	6,750,000	100,000	8,400,000	3,850,000
Shares redeemed	(525,000)	(550,000)	(200,000)	(1,650,000)
Shares outstanding, end of year	7,425,000	1,200,000	22,000,000	13,800,000

Statements of Changes in Net Assets (continued)

See notes to financial statements.

	IQ U.S. Large Cap R&D Leaders ETF		IQ Global Equity R&D Leaders ETF
	For the Year Ended April 30,		For the Year Ended April 30,
	2024	2023	2024	2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$71,136	$62,100	$144,908	$98,381
Net realized gain (loss)	537,656	(120,856)	724,241	(175,652)
Net change in net unrealized appreciation	856,012	229,960	214,401	374,304
Net increase in net assets resulting from operations	1,464,804	171,204	1,083,550	297,033
Distributions to Shareholders	(71,777)	(62,738)	(153,927)	(97,529)

Capital Share Transactions
Proceeds from shares created	2,192,749	—	11,965,671	1,094,164
Cost of shares redeemed	(1,493,391)	—	(12,434,368)	—
Net increase (decrease) from capital share transactions	699,358	—	(468,697)	1,094,164
Total increase in net assets	2,092,385	108,466	460,926	1,293,668

Net Assets
Beginning of year	4,602,434	4,493,968	5,750,998	4,457,330
End of year	$6,694,819	$4,602,434	$6,211,924	$5,750,998

Changes in Shares Outstanding
Shares outstanding, beginning of year	200,000	200,000	250,000	200,000
Shares created	75,000	—	475,000	50,000
Shares redeemed	(50,000)	—	(500,000)	—
Shares outstanding, end of year	225,000	200,000	225,000	250,000

Statements of Changes in Net Assets (continued)

See notes to financial statements.

	IQ Clean Oceans ETF		IQ Cleaner Transport ETF
	For the Year Ended April 30,		For the Year Ended April 30,
	2024	2023	2024	2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$56,033	$106,094	$109,007	$150,296
Net realized gain (loss)	21,806	(819,891)	195,028	(795,701)
Net change in net unrealized appreciation	215,799	841,239	383,776	686,107
Net increase in net assets resulting from operations	293,638	127,442	687,811	40,702
Distributions to Shareholders	(86,420)	(73,790)	(167,834)	(119,864)

Capital Share Transactions
Proceeds from shares created	—	—	1,122,264	1,052,907
Cost of shares redeemed	(550,923)	—	(2,746,505)	(962,562)
Net increase (decrease) from capital share transactions	(550,923)	—	(1,624,241)	90,345
Total increase (decrease) in net assets	(343,705)	53,652	(1,104,264)	11,183

Net Assets
Beginning of year	5,310,454	5,256,802	6,188,590	6,177,407
End of year	$4,966,749	$5,310,454	$5,084,326	$6,188,590

Changes in Shares Outstanding
Shares outstanding, beginning of year	250,000	250,000	300,000	300,000
Shares created	—	—	50,000	50,000
Shares redeemed	(25,000)	—	(125,000)	(50,000)
Shares outstanding, end of year	225,000	250,000	225,000	300,000

Statements of Changes in Net Assets (continued)

See notes to financial statements.

	IQ Engender Equality ETF		IQ Healthy Hearts ETF
	For the Year Ended April 30,		For the Year Ended April 30,
	2024	2023	2024	2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$89,047	$75,247	$111,056	$93,216
Net realized gain (loss)	214,026	(684,646)	385,752	(457,826)
Net change in net unrealized appreciation (depreciation)	299,568	899,945	(100,739)	804,256
Net increase in net assets resulting from operations	602,641	290,546	396,069	439,646
Distributions to Shareholders	(88,941)	(79,325)	(106,617)	(95,171)

Capital Share Transactions
Proceeds from shares created	1,144,538	—	749,995	1,282,189
Cost of shares redeemed	(551,973)	—	(741,449)	—
Net increase from capital share transactions	592,565	—	8,546	1,282,189
Total increase in net assets	1,106,265	211,221	297,998	1,626,664

Net Assets
Beginning of year	5,667,087	5,455,866	8,519,921	6,893,257
End of year	$6,773,352	$5,667,087	$8,817,919	$8,519,921

Changes in Shares Outstanding
Shares outstanding, beginning of year	250,000	250,000	300,000	250,000
Shares created	50,000	—	25,000	50,000
Shares redeemed	(25,000)	—	(25,000)	—
Shares outstanding, end of year	275,000	250,000	300,000	300,000

Financial Highlights

Selected Data for a Share of Capital Stock Outstanding

See notes to financial statements.

	IQ Hedge Multi-Strategy Tracker ETF
	For the Year Ended April 30,
	2024	2023		2022	2021	2020
Net asset value, beginning of year	$29.37	$29.76		$32.02	$29.41	$30.29

Income from Investment Operations
Net investment income(a)(b)	1.33	0.72		0.41	0.42	0.75
Net realized and unrealized gain (loss)	1.04	(0.54)		(2.65)	2.79	(1.04)
Distributions of net realized gains from investments in other investment companies	—	—		0.07	0.03	0.00 (c)
Net increase (decrease) in net assets resulting from investment operations	2.37	0.18		(2.17)	3.24	(0.29)

Distributions from:
Net investment income	(1.23)	(0.57)		(0.09)	(0.63)	(0.59)
Net asset value, end of year	$30.51	$29.37		$29.76	$32.02	$29.41
Market price, end of year	$30.49	$29.38		$29.75	$32.01	$29.34

Total Return
Total investment return based on net asset value(d)	8.11%	0.68%		(6.80)%	11.01%	(1.04)%
Total investment return based on market price(e)	8.00%	0.73%		(6.80)%	11.26%	(1.26)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$552,201	$606,499		$757,270	$795,577	$739,660
Ratio to average net assets of:
Expenses net of waivers(f)	0.54%	0.55	%(g)	0.54%	0.54%	0.54%
Expenses excluding waivers(f)	0.76%	0.77%		0.76%	0.76%	0.76%
Net investment income(b)	4.43%	2.50%		1.29%	1.35%	2.49%
Portfolio turnover rate(h)	151%	94%		138%	163%	166%

(a)Based on average shares outstanding.

(b)Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(c)Less than $0.005 per share.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(e)The market price total investment returns are calculated using the mean between the last bid and ask prices.

(f)In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(g)The Ratio includes non-recurring costs associated with a proxy statement of 0.01%.

(h)Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ Merger Arbitrage ETF
	For the Year Ended April 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$31.74	$31.81	$33.62	$31.53	$31.50

Income from Investment Operations
Net investment income(a)(b)	0.17	0.43	0.09	0.31	0.14
Net realized and unrealized gain (loss)	(0.56)	(0.50)	(1.90)	2.55	(0.11)
Distributions of net realized gains from investments in other investment companies	—	—	0.00 (c)	0.00 (c)	0.00 (c)
Net increase (decrease) in net assets resulting from investment operations	(0.39)	(0.07)	(1.81)	2.86	0.03

Distributions from:
Net investment income	(0.38)	—	—	(0.77)	—
Net asset value, end of year	$30.97	$31.74	$31.81	$33.62	$31.53
Market price, end of year	$30.90	$31.72	$31.78	$33.67	$31.45

Total Return
Total investment return based on net asset value(d)	(1.25)%	(0.21)%	(5.38)%	9.07%	0.10%
Total investment return based on market price(e)	(1.42)%	(0.19)%	(5.61)%	9.53%	(0.10)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$266,350	$460,194	$591,634	$746,279	$723,582
Ratio to average net assets of:
Expenses(f)	0.76%	0.77%	0.76%	0.76%	0.76%
Net investment income(b)	0.55%	1.36%	0.28%	0.94%	0.42%
Portfolio turnover rate(g)	386%	367%	314%	313%	308%

(a)Based on average shares outstanding.

(b)Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(c)Less than $0.005 per share.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(e)The market price total investment returns are calculated using the mean between the last bid and ask prices.

(f)In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(g)Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

See notes to financial statements.

	IQ 500 International ETF
	For the Year Ended April 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$31.62	$30.08	$32.58	$22.29	$27.64

Income from Investment Operations
Net investment income(a)(b)	1.01	1.01	1.03	0.77	0.72
Net realized and unrealized gain (loss)	2.21	1.53	(2.35)	10.19	(5.40)
Net increase (decrease) in net assets resulting from investment operations	3.22	2.54	(1.32)	10.96	(4.68)

Distributions from:
Net investment income	(1.28)	(1.00)	(1.18)	(0.67)	(0.67)
Net asset value, end of year	$33.56	$31.62	$30.08	$32.58	$22.29
Market price, end of year	$33.33	$31.70	$29.74	$32.52	$22.10

Total Return
Total investment return based on net asset value(c)	10.49%	8.93%	(4.29)%	49.88%	(17.33)%
Total investment return based on market price(d)	9.42%	10.47%	(5.21)%	50.94%	(18.07)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$193,832	$196,032	$210,578	$244,336	$218,451
Ratio to average net assets of:
Expenses net of waivers/reimbursements(e)	0.25%	0.25%	0.25%	0.25%	0.25%
Expenses excluding waivers/reimbursements(e)	0.26%	0.26%	0.26%	0.26%	0.26%
Net investment income(b)	3.17%	3.56%	3.15%	2.86%	2.81%
Portfolio turnover rate(f)	17%	20%	19%	9%	13%

(a)Based on average shares outstanding.

(b)Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(d)The market price total investment returns are calculated using the mean between the last bid and ask prices.

(e)In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ Candriam International Equity ETF
	For the Year Ended April 30,				For the Period December 17, 2019(a) to April 30, 2020
	2024	2023	2022	2021
Net asset value, beginning of period	$27.33	$26.16	$29.21	$21.00	$25.19

Income from Investment Operations
Net investment income(b)(c)	0.74	0.79	0.85	0.62	0.26
Net realized and unrealized gain (loss)	1.76	1.16	(3.05)	8.01	(4.34)
Net increase (decrease) in net assets resulting from investment operations	2.50	1.95	(2.20)	8.63	(4.08)

Distributions from:
Net investment income	(0.79)	(0.78)	(0.85)	(0.42)	(0.11)
Net asset value, end of period	$29.04	$27.33	$26.16	$29.21	$21.00
Market price, end of period	$28.77	$27.40	$25.79	$29.25	$20.87

Total Return
Total investment return based on net asset value(d)	9.34%	7.98%	(7.82)%	41.45%	(16.18)%
Total investment return based on market price(e)	8.03%	9.81%	(9.25)%	42.51%	(16.68	)%(f)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$184,425	$192,671	$198,798	$186,951	$46,196
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.15%	0.15%	0.15%	0.15%	0.15	%(h)
Expenses excluding waivers/ reimbursements(g)	0.16%	0.16%	0.16%	0.16%	0.16	%(h)
Net investment income(c)	2.71%	3.19%	2.90%	2.41%	3.20	%(h)
Portfolio turnover rate(i)	26%	17%	10%	21%	3%

(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)The market price total investment returns are calculated using the mean between the last bid and ask prices. Total investment returns calculated for a period less than one year are not annualized.

(f)Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception date to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)Annualized.

(i)Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

See notes to financial statements.

	IQ Candriam U.S. Mid Cap Equity ETF
	For the Year Ended April 30, 2024	For the Period October 25, 2022(a) to April 30, 2023
Net asset value, beginning of period	$26.74	$25.00

Income from Investment Operations
Net investment income(b)(c)	0.41	0.23
Net realized and unrealized gain (loss)	2.99	1.69
Net increase (decrease) in net assets resulting from investment operations	3.40	1.92

Distributions from:
Net investment income	(0.34)	(0.18)
Net asset value, end of period	$29.80	$26.74
Market price, end of period	$29.80	$26.75

Total Return
Total investment return based on net asset value(d)	12.72%	6.85%
Total investment return based on market price(e)	12.69%	6.88	%(f)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$198,910	$5,349
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.15%	0.15	%(h)
Expenses excluding waivers/reimbursements(g)	0.16%	0.19	%(h)
Net investment income(c)	1.44%	1.65	%(h)
Portfolio turnover rate(i)	38%	13%

(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)The market price total investment returns are calculated using the mean between the last bid and ask prices. Total investment returns calculated for a period less than one year are not annualized.

(f)Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception date to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)Annualized.

(i)Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ Candriam U.S. Large Cap Equity ETF
	For the Year Ended April 30,				For the Period December 17, 2019(a) to April 30, 2020
	2024	2023	2022	2021
Net asset value, beginning of period	$35.68	$35.56	$35.56	$24.13	$25.18

Income from Investment Operations
Net investment income(b)(c)	0.50	0.49	0.46	0.42	0.15
Net realized and unrealized gain (loss)	6.97	0.11	(0.01)	11.32	(1.08)
Net increase (decrease) in net assets resulting from investment operations	7.47	0.60	0.45	11.74	(0.93)

Distributions from:
Net investment income	(0.49)	(0.48)	(0.45)	(0.31)	(0.12)
Net asset value, end of period	$42.66	$35.68	$35.56	$35.56	$24.13
Market price, end of period	$42.65	$35.68	$35.58	$35.57	$24.12

Total Return
Total investment return based on net asset value(d)	21.01%	1.81%	1.21%	48.85%	(3.59)%
Total investment return based on market price(e)	20.99%	1.75%	1.23%	49.00%	(3.64	)%(f)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$367,935	$376,444	$428,535	$410,702	$6,034
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.09%	0.09%	0.09%	0.09%	0.09	%(h)
Expenses excluding waivers/ reimbursements(g)	0.10%	0.10%	0.10%	0.10%	0.11	%(h)
Net investment income(c)	1.27%	1.45%	1.21%	1.35%	1.67	%(h)
Portfolio turnover rate(i)	15%	19%	5%	21%	12%

(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)The market price total investment returns are calculated using the mean between the last bid and ask prices. Total investment returns calculated for a period less than one year are not annualized.

(f)Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception date to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)Annualized.

(i)Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

See notes to financial statements.

	IQ CBRE NextGen Real Estate ETF
	For the Year Ended April 30,
	2024	2023		2022	2021	2020
Net asset value, beginning of year	$19.58	$24.37		$25.52	$17.32	$25.13

Income from Investment Operations
Net investment income(a)(b)	0.57	0.51		0.41	0.33	0.66
Net realized and unrealized gain (loss)	(1.15)	(4.46)		(0.58)	8.67	(7.16)
Net increase (decrease) in net assets resulting from investment operations	(0.58)	(3.95)		(0.17)	9.00	(6.50)

Distributions from:
Net investment income	(0.54)	(0.84)		(0.98)	(0.32)	(0.62)
Return of capital	—	—		—	(0.48)	(0.69)
Total distributions from net investment income and return of capital	(0.54)	(0.84)		(0.98)	(0.80)	(1.31)
Net asset value, end of year	$18.46	$19.58		$24.37	$25.52	$17.32
Market price, end of year	$18.41	$19.58		$24.35	$25.51	$17.30

Total Return
Total investment return based on net asset value(c)	(3.07)%	(16.22)%		(0.76)%	53.54%	(27.15)%
Total investment return based on market price(d)	(3.33)%	(16.15)%		(0.84)%	53.68%	(27.21)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$137,103	$23,501		$40,218	$52,309	$40,702
Ratio to average net assets of:
Expenses net of waivers/reimbursements(e)	0.60%	0.66	%(f)	0.70%	0.70%	0.70%
Expenses excluding waivers/reimbursements(e)	0.61%	0.66%		0.70%	0.70%	0.70%
Net investment income(b)	2.99%	2.45%		1.58%	1.66%	2.72%
Portfolio turnover rate(g)	24%	137%		31%	38%	26%

(a)Based on average shares outstanding.

(b)Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(d)The market price total investment returns are calculated using the mean between the last bid and ask prices.

(e)In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)The Ratio includes non-recurring costs associated with a proxy statement of 0.02%.

(g)Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ FTSE International Equity Currency Neutral ETF
	For the Year Ended April 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$23.57	$22.88	$24.34	$18.02	$20.59

Income from Investment Operations
Net investment income(a)(b)	0.68	0.71	0.67	0.51	0.56
Net realized and unrealized gain (loss)	2.61	1.05	(1.40)	6.28	(2.51)
Net increase (decrease) in net assets resulting from investment operations	3.29	1.76	(0.73)	6.79	(1.95)

Distributions from:
Net investment income	(0.52)	(0.82)	(0.73)	(0.47)	(0.62)
Net realized gain	—	(0.25)	—	—	—
Total distributions from net investment income and realized gains	(0.52)	(1.07)	(0.73)	(0.47)	(0.62)
Net asset value, end of year	$26.34	$23.57	$22.88	$24.34	$18.02
Market price, end of year	$26.20	$23.68	$22.60	$24.36	$17.83

Total Return
Total investment return based on net asset value(c)	14.16%	8.31%	(3.16)%	38.14%	(9.74)%
Total investment return based on market price(d)	13.01%	10.19%	(4.45)%	39.70%	(10.94)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$579,542	$325,243	$265,421	$310,388	$249,575
Ratio to average net assets of:
Expenses net of waivers/reimbursements(e)	0.20%	0.21%	0.20%	0.20%	0.20%
Expenses excluding waivers/reimbursements(e)	0.20%	0.26%	0.36%	0.36%	0.36%
Net investment income(b)	2.79%	3.25%	2.72%	2.41%	2.78%
Portfolio turnover rate(f)	11%	14%	8%	10%	8%

(a)Based on average shares outstanding.

(b)Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(d)The market price total investment returns are calculated using the mean between the last bid and ask prices.

(e)In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

See notes to financial statements.

	IQ U.S. Large Cap R&D Leaders ETF
	For the Year Ended April 30,		For the Period February 8, 2022(a) to April 30, 2022
	2024	2023
Net asset value, beginning of period	$23.01	$22.47	$24.83

Income from Investment Operations
Net investment income(b)(c)	0.34	0.31	0.07
Net realized and unrealized gain (loss)	6.74	0.54	(2.39)
Net increase (decrease) in net assets resulting from investment operations	7.08	0.85	(2.32)

Distributions from:
Net investment income	(0.34)	(0.31)	(0.04)
Net asset value, end of period	$29.75	$23.01	$22.47
Market price, end of period	$29.77	$23.02	$22.45

Total Return
Total investment return based on net asset value(d)	30.90%	3.95%	(9.37)%
Total investment return based on market price(e)	30.92%	4.08%	(9.43	)%(f)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,695	$4,602	$4,494
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.14%	0.14%	0.14	%(h)
Expenses excluding waivers/reimbursements(g)	0.15%	0.16%	0.15	%(h)
Net investment income(c)	1.25%	1.45%	1.21	%(h)
Portfolio turnover rate(i)	17%	23%	3%

(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)The market price total investment returns are calculated using the mean between the last bid and ask prices. Total investment returns calculated for a period less than one year are not annualized.

(f)Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception date to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)Annualized.

(i)Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ Global Equity R&D Leaders ETF
	For the Year Ended April 30,		For the Period February 8, 2022(a) to April 30, 2022
	2024	2023
Net asset value, beginning of period	$23.00	$22.29	$24.92

Income from Investment Operations
Net investment income(b)(c)	0.39	0.46	0.12
Net realized and unrealized gain (loss)	4.66	0.71	(2.69)
Net increase (decrease) in net assets resulting from investment operations	5.05	1.17	(2.57)

Distributions from:
Net investment income	(0.44)	(0.46)	(0.06)
Net asset value, end of period	$27.61	$23.00	$22.29
Market price, end of period	$27.50	$23.05	$22.12

Total Return
Total investment return based on net asset value(d)	22.13%	5.54%	(10.35)%
Total investment return based on market price(e)	21.41%	6.54%	(11.03	)%(f)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,212	$5,751	$4,457
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.18%	0.18%	0.18	%(h)
Expenses excluding waivers/reimbursements(g)	0.20%	0.20%	0.19	%(h)
Net investment income(c)	1.53%	2.19%	2.15	%(h)
Portfolio turnover rate(i)	33%	27%	12%

(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)The market price total investment returns are calculated using the mean between the last bid and ask prices. Total investment returns calculated for a period less than one year are not annualized.

(f)Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception date to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)Annualized.

(i)Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

See notes to financial statements.

	IQ Clean Oceans ETF
	For the Year Ended April 30,			For the Period October 21, 2021(a) to April 30, 2022
	2024	2023
Net asset value, beginning of period	$21.24	$21.03		$25.00

Income from Investment Operations
Net investment income(b)(c)	0.25	0.42		0.24
Net realized and unrealized gain (loss)	0.96	0.09		(4.07)
Net increase (decrease) in net assets resulting from investment operations	1.21	0.51		(3.83)

Distributions from:
Net investment income	(0.38)	(0.30)		(0.14)
Net asset value, end of period	$22.07	$21.24		$21.03
Market price, end of period	$21.97	$21.25		$20.84

Total Return
Total investment return based on net asset value(d)	5.77%	2.59%		(15.36)%
Total investment return based on market price(e)	5.23%	3.55%		(16.13	)%(f)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,967	$5,310		$5,257
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.45%	0.46	%(h)	0.45	%(i)
Expenses excluding waivers/reimbursements(g)	0.46%	0.47%		0.46	%(i)
Net investment income(c)	1.17%	2.15%		1.93	%(i)
Portfolio turnover rate(j)	71%	69%		25%

(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)The market price total investment returns are calculated using the mean between the last bid and ask prices. Total investment returns calculated for a period less than one year are not annualized.

(f)Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception date to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)The Ratio includes non-recurring costs associated with a proxy statement of 0.01%.

(i)Annualized.

(j)Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ Cleaner Transport ETF
	For the Year Ended April 30,			For the Period October 21, 2021(a) to April 30, 2022
	2024	2023
Net asset value, beginning of period	$20.63	$20.59		$25.00

Income from Investment Operations
Net investment income(b)(c)	0.40	0.58		0.13
Net realized and unrealized gain (loss)	2.23	(0.09)		(4.45)
Net increase (decrease) in net assets resulting from investment operations	2.63	0.49		(4.32)

Distributions from:
Net investment income	(0.66)	(0.45)		(0.09)
Net asset value, end of period	$22.60	$20.63		$20.59
Market price, end of period	$22.50	$20.63		$20.24

Total Return
Total investment return based on net asset value(d)	12.74%	2.59%		(17.30)%
Total investment return based on market price(e)	12.25%	4.39%		(18.72	)%(f)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,084	$6,189		$6,177
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.45%	0.46	%(h)	0.45	%(i)
Expenses excluding waivers/reimbursements(g)	0.46%	0.47%		0.46	%(i)
Net investment income(c)	1.84%	2.94%		1.00	%(i)
Portfolio turnover rate(j)	68%	56%		19%

(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)The market price total investment returns are calculated using the mean between the last bid and ask prices. Total investment returns calculated for a period less than one year are not annualized.

(f)Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception date to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)The Ratio includes non-recurring costs associated with a proxy statement of 0.01%.

(i)Annualized.

(j)Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

See notes to financial statements.

	IQ Engender Equality ETF
	For the Year Ended April 30,		For the Period October 21, 2021(a) to April 30, 2022
	2024	2023
Net asset value, beginning of period	$22.67	$21.82	$25.00

Income from Investment Operations
Net investment income(b)(c)	0.36	0.30	0.20
Net realized and unrealized gain (loss)	1.95	0.87	(3.22)
Net increase (decrease) in net assets resulting from investment operations	2.31	1.17	(3.02)

Distributions from:
Net investment income	(0.35)	(0.32)	(0.16)
Net asset value, end of period	$24.63	$22.67	$21.82
Market price, end of period	$24.61	$22.67	$21.79

Total Return
Total investment return based on net asset value(d)	10.31%	5.46%	(12.10)%
Total investment return based on market price(e)	10.21%	5.63%	(12.24	)%(f)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,773	$5,667	$5,456
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.45%	0.45%	0.45	%(h)
Expenses excluding waivers/reimbursements(g)	0.46%	0.47%	0.46	%(h)
Net investment income(c)	1.55%	1.40%	1.61	%(h)
Portfolio turnover rate(i)	66%	77%	35%

(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)The market price total investment returns are calculated using the mean between the last bid and ask prices. Total investment returns calculated for a period less than one year are not annualized.

(f)Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception date to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)Annualized.

(i)Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ Healthy Hearts ETF
	For the Year Ended April 30,				For the Period January 14, 2021(a) to April 30, 2021
	2024	2023		2022
Net asset value, beginning of period	$28.40	$27.57		$26.24	$24.93

Income from Investment Operations
Net investment income(b)(c)	0.37	0.33		0.32	0.14
Net realized and unrealized gain (loss)	0.97	0.83		1.33	1.26
Net increase (decrease) in net assets resulting from investment operations	1.34	1.16		1.65	1.40

Distributions from:
Net investment income	(0.35)	(0.33)		(0.32)	(0.09)
Net asset value, end of period	$29.39	$28.40		$27.57	$26.24
Market price, end of period	$29.34	$28.43		$27.51	$26.28

Total Return
Total investment return based on net asset value(d)	4.75%	4.35%		6.32%	5.62%
Total investment return based on market price(e)	4.45%	4.70%		5.89%	5.77	%(f)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,818	$8,520		$6,893	$6,559
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.45%	0.46	%(h)	0.45%	0.45	%(i)
Expenses excluding waivers/reimbursements(g)	0.46%	0.47%		0.47%	0.46	%(i)
Net investment income(c)	1.30%	1.26%		1.15%	1.92	%(i)
Portfolio turnover rate(j)	34%	55%		31%	14%

(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)The market price total investment returns are calculated using the mean between the last bid and ask prices. Total investment returns calculated for a period less than one year are not annualized.

(f)Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception date to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)The Ratio includes non-recurring costs associated with a proxy statement of 0.01%.

(i)Annualized.

(j)Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

Notes to Financial Statements

April 30, 2024

1. ORGANIZATION

IndexIQ ETF Trust (the “Trust”) was organized as a Delaware statutory trust on July 1, 2008 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is currently comprised of fourteen operational funds (collectively, the “Funds” and each a “Fund”). The Funds are exchange-traded funds (“ETFs”), whose shares are listed on a stock exchange and traded like equity securities at market prices.

Investors may find the financial statements of any issuer whose securities represent a significant amount of the Fund’s assets on the SEC’s website (www.sec.gov).

Fund	Diversification Policy	Commencement of Operations Date
IQ Hedge Multi-Strategy Tracker ETF*	Diversified	March 25, 2009
IQ Merger Arbitrage ETF	Non-diversified	November 17, 2009
IQ 500 International ETF	Diversified	December 13, 2018
IQ Candriam International Equity ETF	Diversified	December 17, 2019
IQ Candriam U.S. Mid Cap Equity ETF	Diversified	October 25, 2022
IQ Candriam U.S. Large Cap Equity ETF	Diversified	December 17, 2019
IQ CBRE NextGen Real Estate ETF	Diversified	June 14, 2011
IQ FTSE International Equity Currency Neutral ETF	Diversified	July 22, 2015
IQ U.S. Large Cap R&D Leaders ETF	Non-diversified	February 8, 2022
IQ Global Equity R&D Leaders ETF	Non-diversified	February 8, 2022
IQ Clean Oceans ETF	Non-diversified	October 21, 2021
IQ Cleaner Transport ETF	Non-diversified	October 21, 2021
IQ Engender Equality ETF	Non-diversified	October 21, 2021
IQ Healthy Hearts ETF	Non-diversified	January 14, 2021

*Fund is “fund of funds”, meaning that it seeks to achieve its investment objective by investing primarily in underlying funds, including ETFs, exchange-traded notes (“ETNs”), and other exchange-traded vehicles issuing equity securities organized in the U.S., such as exchange traded commodity pools (“ETVs”). Such ETFs, ETVs and ETNs are referred to collectively as exchange-traded products (“ETPs”).

Each Fund’s investment objective is to seek daily investment results, before fees and expenses that correspond to the performance of a particular index (the “Underlying Index”). The underlying indices for the Funds are listed below:

Fund	Underlying Index
IQ Hedge Multi-Strategy Tracker ETF	IQ Hedge Multi-Strategy Index
IQ Merger Arbitrage ETF	IQ Merger Arbitrage Index
IQ 500 International ETF	IQ 500 International Index
IQ Candriam International Equity ETF	IQ Candriam International Equity Index
IQ Candriam U.S. Mid Cap Equity ETF	IQ Candriam U.S. Mid Cap Equity Index
IQ Candriam U.S. Large Cap Equity ETF	IQ Candriam U.S. Large Cap Equity Index
IQ CBRE NextGen Real Estate ETF	IQ CBRE NextGen Real Estate Index
IQ FTSE International Equity Currency Neutral ETF	FTSE Developed ex North America 50% Hedged to USD Index
IQ U.S. Large Cap R&D Leaders ETF	IQ U.S. Large Cap R&D Leaders Index
IQ Global Equity R&D Leaders ETF	IQ Global Equity R&D Leaders Index
IQ Clean Oceans ETF	IQ Candriam Clean Oceans Index
IQ Cleaner Transport ETF	IQ Candriam Cleaner Transport Index
IQ Engender Equality ETF	Solactive Equileap US Select Gender Equality Index
IQ Healthy Hearts ETF	IQ Candriam Healthy Hearts Index

Notes to Financial Statements (continued)

April 30, 2024

2. SIGNIFICANT ACCOUNTING POLICIES

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. Each Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

Use of Estimates

IndexIQ Advisors LLC (the “Advisor”) makes certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Indemnification

In the normal course of business, the Funds may enter into contracts that contain a variety of representations and warranties that may provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. The Advisor believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Funds.

Investment Valuation

Each Fund issues and redeems shares on a continuous basis at Net Asset Value (“NAV”) only in large blocks of shares called “Creation Units.” The NAV is determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the Fund’s listed exchange is open for trading. The NAV of the shares of each Fund will be equal to each Fund’s total assets minus each Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV will be calculated to five decimal places. The consideration for purchase of a Creation Unit of shares of each Fund generally consists of a basket of securities and/or cash that the Fund specifies each day.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the “Board”) designated the Advisor as its Valuation Designee (the “Valuation Designee”). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Fund’s and the Valuation Designee’s policies and procedures (“Valuation Procedures”) govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources.

In calculating NAV, each Fund’s investments are valued using market quotations when available. Equity securities are generally valued at the closing price of the security on the security’s primary exchange. The primary exchanges for a Fund’s foreign equity securities may close for trading at various times prior to close of regular trading on the NYSE Arca or Nasdaq, and the value of such securities used in computing a Fund’s NAV are generally determined as of such times.

Notes to Financial Statements (continued)

April 30, 2024

A swap on an exchange-listed security or securities is valued based on the last reported sale price of the swap’s underlying security or securities on the exchange where the security or securities is primarily traded, or if no sale price is available, a swap will be valued using market-based prices provided by independent pricing sources or broker dealer bid quotations (i.e. counterparty).

Forward foreign currency contracts and currency-related derivatives, are generally valued by taking forward points of the contract and calculating an interpolated rate based on the forward currency rate as of the 4pm GMT London rate.

If a Fund invests in open-end management investment companies (other than ETFs) registered under the 1940 Act, such investments are generally valued using the investment company's NAV per share or public offering prices. Those companies may also use fair value pricing under some circumstances.

When market quotations or prices are not readily available or not representative of an investment’s fair value, investments are valued using fair value pricing as determined in good faith by the Valuation Designee pursuant to the Valuation Procedures. The Valuation Procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Funds’ assets and liabilities) rests with the Valuation Designee. The Valuation Designee may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity or other reason, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. The frequency with which a Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

A Fund may sweep uninvested cash balances into the Dreyfus Institutional Preferred Government Money Market Fund — Institutional Shares (“Dreyfus Institutional Fund”). The Dreyfus Institutional Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. The Dreyfus Institutional Fund has no redemption restriction and is valued at the daily NAV.

Under normal conditions, to the extent a Fund invests in securities lending, the Fund may invest its cash collateral in the Dreyfus Government Cash Management Fund, Institutional Shares (“Dreyfus Government Fund”). The Dreyfus Government Fund’s investment objective is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Government Fund has no redemption restrictions and is valued at the daily NAV.

Fair Value Measurement

Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement. Under ASC 820, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the following hierarchy:

•Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

Notes to Financial Statements (continued)

April 30, 2024

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The availability of observable inputs can vary from security to security and are affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. With respect to the valuation of Level 3 securities, the Advisor may employ a market-based valuation approach which may use related or comparable securities, recent transactions, market multiples, book values, and other relevant information to determine fair value. The Advisor may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value. The Advisor representatives meet regularly to review and discuss the appropriateness of such fair values using more current information, such as recent security news, recent market transactions, updated corporate action information and/or other macro or security specific events.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value each Fund’s investments at April 30, 2024 is disclosed at the end of each Fund’s Schedule of Investments.

Foreign Currency Translation — Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included on the Statements of Operations within net change in unrealized appreciation/depreciation on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies will be translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by the London Stock Exchange.

Tax Information and Uncertain Tax Positions

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits.

The Advisor evaluates each Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Advisor has analyzed each Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has

Notes to Financial Statements (continued)

April 30, 2024

concluded that no provisions for federal, state and local income tax are required in each Fund’s financial statements. Each Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

The Funds have concluded that there is no tax liability resulting from uncertain income tax positions taken or expected to be taken.

Dividends and Distributions to Shareholders

Distributions to Shareholders are recorded on the ex-dividend date. In addition, the Funds may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Funds owned the underlying investment securities for the entire dividend period in which case some portion of each distribution may result in a return of capital. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profit for tax purposes, are reported as a tax return of capital. Therefore, no federal, state and local income tax provisions are required.

Foreign Taxes

The Funds may be subject to foreign withholding taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Funds will accrue such taxes expected and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. Whether or when a Fund will receive a withholding tax refund is subject to a determination by the tax authorities of each country in which the Fund has an open receivable. The Funds regularly evaluate the probability of recovering each accrued withholding tax. If the likelihood of recovery decreases accruals in the Funds’ net asset value for such refunds may be written down partially or in full, which will adversely affect the Funds’ net asset value.

The Funds may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which they invest. The Funds will accrue the unrecoverable portion of such taxes as applicable based upon their current interpretation of tax rules and regulations that exist in the market in which they invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statements of Assets and Liabilities, as well as an adjustment to the Funds’ net unrealized appreciation/depreciation. Taxes related to capital gains realized during the year ended April 30, 2024, if any, are reflected as part of net realized gain (loss) on the Statements of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation/depreciation on investments on the Statements of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

Cash Equivalents

Cash equivalents consist of highly liquid investments, with maturities of three months or less when acquired and are disclosed as “Short-Term Investments” in the Schedules of Investments.

Security Transactions

Security transactions are recorded as of the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method.

Notes to Financial Statements (continued)

April 30, 2024

Investment Income and Expenses

Dividend income is recognized on the ex-date. Interest income is accrued daily. Distributions of realized capital gains by underlying funds are recorded as realized capital gains on the ex-date. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust based upon the relative net assets or other appropriate measures. The Funds distribute substantially all their net investment income to shareholders at least annually in the form of dividends. Net investment income and capital gains are typically distributed to shareholders annually; except the IQ Candriam International Equity ETF, IQ Candriam U.S. Mid Cap Equity ETF, IQ Candriam U.S. Large Cap Equity ETF, IQ CBRE NextGen Real Estate ETF, IQ FTSE International Equity Currency Neutral ETF, IQ U.S. Large Cap R&D Leaders ETF, IQ Global Equity R&D Leaders ETF, IQ Clean Oceans ETF, IQ Cleaner Transport ETF, IQ Engender Equality ETF, and IQ Healthy Hearts ETF typically distribute income quarterly. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code. Distributions received from IQ CBRE NextGen Real Estate ETF investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of a REIT held by the fund. The expenses of the investment companies in which a Fund invests are not included in the amounts shown as expenses on the Statements of Operations or in the expense ratios included in the Financial Highlights.

Discounts and premiums on securities purchased, other than Short-Term Investments, for the Funds are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Restricted Cash

At April 30, 2024, certain Funds held restricted cash in connection with investments in certain-derivative securities. Restricted cash is held in a segregated account with the Funds’ custodian/counterparty broker and is reflected in the Statements of Assets and Liabilities.

Securities Lending

The Bank of New York Mellon (“BNY Mellon”) serves as the Funds’ securities lending agent. The Funds may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or high grade debt obligations, is maintained at all times. Cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. Each Fund receives compensation for lending its securities from fees paid by the borrowers of securities, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Each Fund will continue to receive dividend and interest income on securities loaned, any gain or loss in the market price of securities on loan will be accounted for by each Fund. Lending portfolio securities could result in a delay in recovering the Funds’ securities if the borrower defaults.

A Fund’s security lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between each Fund and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, a Fund typically receives from a Borrower, collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. Government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, each Fund shall have, as to the collateral, all of the rights and remedies of a secured party under applicable law. The lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market fund which is subject to market fluctuation. Therefore, a Fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy each Fund’s obligation to return the full amount owed to such Borrower.

Notes to Financial Statements (continued)

April 30, 2024

In accordance with the securities lending agreement between the Funds and BNY Mellon, the Funds will be indemnified by BNY Mellon in the event of default of a third party Borrower.

The securities lending income earned by each Fund is disclosed on the Statements of Operations. The value of loaned securities and related collateral are shown on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities. As of April 30, 2024, the cash collateral consisted of an institutional money market fund and non-cash collateral consisted of U.S. Treasury Bills, Notes, Bonds, Separate Trading of Registered Interest (“STRIPs”) and Principal of Securities and U.S. Treasury Inflation Indexed Notes and Bonds with the following maturities:

	Money Market Mutual Fund	U.S. Government Securities
Fund	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
IQ Hedge Multi-Strategy Tracker ETF	$54,365,648	$—	$36,018	$3,159,666	$57,561,332
IQ Merger Arbitrage ETF	12,743,710	—	13,102	592,688	13,349,500
IQ 500 International ETF	5,740,283	—	—	4,205,809	9,946,092
IQ Candriam International Equity ETF	736,321	—	431	2,414,605	3,151,357
IQ Candriam U.S. Mid Cap Equity ETF	274,215	10,467	29,492	2,749,273	3,063,447
IQ Candriam U.S. Large Cap Equity ETF	30,555	25,949	64,974	5,837,154	5,958,632
IQ CBRE NextGen Real Estate ETF	528,695	13,657	44,603	8,301,951	8,888,906
IQ FTSE International Equity Currency Neutral ETF	6,214,030	—	—	7,743,686	13,957,716
IQ U.S. Large Cap R&D Leaders ETF	—	100	245	21,690	22,035
IQ Global Equity R&D Leaders ETF	—	48	118	26,396	26,562
IQ Clean Oceans ETF	—	—	—	—	—
IQ Cleaner Transport ETF	20,462	4	9	786	21,261
IQ Engender Equality ETF	—	589	1,800	172,302	174,691
IQ Healthy Hearts ETF	36,491	—	—	—	36,491

The collateral amount presented is in excess of the securities on loan.

Master Netting Arrangements

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including forward foreign currency contracts, and typically contains, among other things, collateral posting terms, netting and rights of offset provisions in the event of a default and/or termination event. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

For financial reporting purposes, the Funds do not offset assets and liabilities subject to master netting arrangements or similar arrangements on the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis on the Statements of Assets and Liabilities.

Total return swap contracts are valued at the unrealized appreciation/depreciation on Total Return Swap contracts of the instrument. Securities segregated as collateral for swap contracts are footnoted within each Fund’s Schedule of Investments and the cash collateral is noted at the end of each Fund’s swap table.

At April 30, 2024, the unrealized appreciation/depreciation on total return swap contracts for the following Funds was zero, reflecting a reset date at period end based on the contractual agreements with Merrill Lynch

Notes to Financial Statements (continued)

April 30, 2024

International (“MLI”) and Morgan Stanley Capital Service LLC (“Morgan Stanley”), as counterparties to the following Funds:

IQ Hedge Multi-Strategy Tracker ETF
IQ Merger Arbitrage ETF
IQ 500 International Equity ETF

As of April 30, 2024, the impact of netting of assets and liabilities and offsetting of collateral pledged or received based on contractual netting provisions in the Lending Agreement with BNY Mellon are detailed in the following table:

	Assets			Liabilities
Fund	Gross Amounts Presented in Statements of Assets and Liabilities	Collateral Received(1)	Net Amount	Gross Amounts Presented in Statements of Assets and Liabilities	Collateral Pledged	Net Amount
IQ Hedge Multi-Strategy Tracker ETF	$56,091,363	$(56,091,363)	$—	$—	$—	$—
IQ Merger Arbitrage ETF	12,658,171	(12,658,171)	—	—	—	—
IQ 500 International ETF	9,143,322	(9,143,322)	—	—	—	—
IQ Candriam International Equity ETF	2,932,798	(2,932,798)	—	—	—	—
IQ Candriam U.S. Mid Cap Equity ETF	2,953,726	(2,953,726)	—	—	—	—
IQ Candriam U.S. Large Cap Equity ETF	5,764,741	(5,764,741)	—	—	—	—
IQ CBRE NextGen Real Estate ETF	8,521,653	(8,521,653)	—	—	—	—
IQ FTSE International Equity Currency Neutral ETF	13,080,585	(13,080,585)	—	—	—	—
IQ U.S. Large Cap R&D Leaders ETF	20,497	(20,497)	—	—	—	—
IQ Global Equity R&D Leaders ETF	25,150	(25,150)	—	—	—	—
IQ Clean Oceans ETF	—	—	—	—	—	—
IQ Cleaner Transport ETF	19,929	(19,929)	—	—	—	—
IQ Engender Equality ETF	165,120	(165,120)	—	—	—	—
IQ Healthy Hearts ETF	33,799	(33,799)	—	—	—	—

1The amount of collateral presented is limited such that the net amount cannot be less than $0.

As of April 30, 2024, each Fund’s OTC derivative assets, which may be offset against each Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

Fund	Gross Amounts of Assets Presented in Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Net Amount of Derivatives Assets	Gross Amounts of Liabilities Presented in Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Net Amount of Derivatives Liabilities
IQ FTSE International Equity Currency Neutral ETF
Morgan Stanley	$5,692,944	$(147,357)	$5,545,587	$147,357	$(147,357)	$—

This does not reflect securities segregated as collateral, as detailed on the Schedule of Investments.

Notes to Financial Statements (continued)

April 30, 2024

3. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

Investment Advisory Agreement

The Advisor serves as the investment advisor to each series of the Trust and is an indirect wholly-owned subsidiary of New York Life Insurance Company. Under an Investment Advisory Agreement (“Advisory Agreement”) between the Advisor and the Trust on behalf of each Fund, the Advisor provides a continuous investment program for each Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund (including arranging for sub-advisory services, as applicable) subject to the supervision of the Board.

The Advisor also: (i) supervises all non-advisory operations of the Funds; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Funds and the other series of the Trust; (iii) arranges for (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information; and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains the records of the Funds and the other series of the Trust; and (v) provides office space and all necessary office equipment and services. The Funds reimburse the Advisor in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to each Fund.

The Advisory Agreement will continue in effect with respect to the Funds from year to year provided such continuance is specifically approved at least annually by a majority of the Trustees that are not interested persons of the Trust (“Independent Trustees”). Pursuant to the Advisory Agreement, the Funds pay the Advisor a fee, which is accrued daily and paid monthly, for the services performed and the facilities furnished at an annual rate of each Fund’s average daily net assets per the table below.

Fund	Rate
IQ Hedge Multi-Strategy Tracker ETF	0.75%
IQ Merger Arbitrage ETF	0.75%
IQ 500 International ETF	0.25%
IQ Candriam International Equity ETF	0.15%
IQ Candriam U.S. Mid Cap Equity ETF	0.15%
IQ Candriam U.S. Large Cap Equity ETF	0.09%
IQ CBRE NextGen Real Estate ETF	0.60%
IQ FTSE International Equity Currency Neutral ETF	0.19%
IQ U.S. Large Cap R&D Leaders ETF	0.14%
IQ Global Equity R&D Leaders ETF	0.18%
IQ Clean Oceans ETF	0.45%
IQ Cleaner Transport ETF	0.45%
IQ Engender Equality ETF	0.45%
IQ Healthy Hearts ETF	0.45%

In consideration of the fees paid with respect to the Funds, the Advisor has agreed to pay all expenses of the Trust, except (i) brokerage and other transaction expenses, including taxes; (ii) extraordinary legal fees or expenses, such as those for litigation or arbitration; (iii) compensation and expenses of the Independent Trustees, counsel to the Independent Trustees, and the Trust's chief compliance officer; (iv) extraordinary expenses; (v) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (vi) the advisory fee payable to the Advisor.

Notes to Financial Statements (continued)

April 30, 2024

The Advisor has entered into a Fee Waiver Agreement with certain Funds under which it has contractually agreed to waive a portion of its management fee equal to a specific percentage of the average daily net assets as follows:

Fund	Rate
IQ Hedge Multi-Strategy Tracker ETF	0.22%

The Advisor has entered into an Expense Limitation Agreement with certain Funds under which it has contractually agreed to waive or reduce its management fee and/or reimburse expenses of certain Funds in an amount that limits “Total Annual Fund Operating Expenses” (excluding interest, taxes, brokerage commissions, dividend payments on short sales, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to not more than the average daily net assets of each Fund as follows:

Fund	Rate
IQ 500 International ETF	0.25%
IQ Candriam International Equity ETF	0.15%
IQ Candriam U.S. Mid Cap Equity ETF	0.15%
IQ Candriam U.S. Large Cap Equity ETF	0.09%
IQ CBRE NextGen Real Estate ETF	0.60%
IQ U.S. Large Cap R&D Leaders ETF	0.14%
IQ Global Equity R&D Leaders ETF	0.18%
IQ Clean Oceans ETF	0.45%
IQ Cleaner Transport ETF	0.45%
IQ Engender Equality ETF	0.45%
IQ Healthy Hearts ETF	0.45%

The Fee Waiver and Expense Limitation Agreements will remain in effect permanently unless terminated by the Board of Trustees of the Funds.

As of April 30, 2024, the Advisor waived/reimbursed the following Fund expenses:

Fund	Waived/ Reimbursed Expenses
IQ Hedge Multi-Strategy Tracker ETF	$1,355,449
IQ Merger Arbitrage ETF	—
IQ 500 International ETF	26,059
IQ Candriam International Equity ETF	24,950
IQ Candriam U.S. Mid Cap Equity ETF	17,913
IQ Candriam U.S. Large Cap Equity ETF	47,806
IQ CBRE NextGen Real Estate ETF	9,431
IQ FTSE International Equity Currency Neutral ETF	—
IQ U.S. Large Cap R&D Leaders ETF	773
IQ Global Equity R&D Leaders ETF	1,549
IQ Clean Oceans ETF	675
IQ Cleaner Transport ETF	863
IQ Engender Equality ETF	768
IQ Healthy Hearts ETF	1,199

Notes to Financial Statements (continued)

April 30, 2024

Distribution (12b-1 Fees)

ALPS Distributors, Inc. serves as the Funds’ distributor (the “Distributor”) pursuant to a Distribution Agreement. NYLIFE Distributors LLC has entered into a Service Agreement with the Distributor to market the Funds. The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”). In accordance with the Rule 12b-1 Plan, the Funds are authorized to pay an amount up to 0.10% of each Fund’s average daily net assets each year for certain distribution-related activities. As authorized by the Board, no Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of each respective Fund’s assets. The Advisor and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Funds.

As described in Note 4 below, the Distributor has entered into Participant Agreements with certain broker-dealers and others that allow those parties to be Authorized Participants and to subscribe for and redeem shares of the Funds. Also as described in Note 4 below, such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds’ shares outstanding, act as executing or clearing broker for investment transactions on behalf of the Funds and/or serve as counterparty to derivative transactions with each Fund.

Administrator, Custodian and Transfer Agent

BNY Mellon (in each capacity, the “Administrator,” “Custodian” or “Transfer Agent”) serves as the Funds’ Administrator, Custodian and Transfer Agent pursuant to the Fund Administration and Accounting Agreement, Custody Agreement and Transfer Agency Agreement. Pursuant to these agreements, BNY Mellon provides necessary administrative, custody, transfer agency, tax, accounting services and financial reporting for the maintenance and operations of the Trust and the Funds. Under the terms of the agreement, the Advisor pays the Funds’ Administrative, Custody and Transfer Agency fees. BNY Mellon is also responsible for maintaining the books and records and calculating the daily NAV of the Funds. BNY Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

4. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed on a continuous basis at NAV only in large blocks of shares called Creation Units. Except when aggregated in Creation Units, shares are not redeemable. Transactions in shares of the Funds are disclosed in detail in the Statements of Changes in Net Assets. Only Authorized Participants may purchase or redeem shares directly from the Funds. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to create and redeem whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. Securities received or delivered in connection with in-kind creates and redeems are valued as of the close of business on the effective date of the creation or redemption.

Notes to Financial Statements (continued)

April 30, 2024

5. FEDERAL INCOME TAX

At April 30, 2024, the cost and unrealized appreciation/depreciation of investments, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
IQ Hedge Multi-Strategy Tracker ETF	$602,955,098	$197,308,589	$(193,281,100)	$4,027,489
IQ Merger Arbitrage ETF	283,013,726	98,548,137	(107,968,781)	(9,420,644)
IQ 500 International ETF	186,709,493	33,125,910	(21,748,264)	11,377,646
IQ Candriam International Equity ETF	168,874,673	31,213,549	(16,331,566)	14,881,983
IQ Candriam U.S. Mid Cap Equity ETF	195,040,721	17,452,300	(13,398,811)	4,053,489
IQ Candriam U.S. Large Cap Equity ETF	324,056,495	66,126,727	(22,382,446)	43,744,281
IQ CBRE NextGen Real Estate ETF	145,073,133	4,082,770	(11,679,780)	(7,597,010)
IQ FTSE International Equity Currency Neutral ETF	536,204,713	88,239,150	(40,985,994)	47,253,156
IQ U.S. Large Cap R&D Leaders ETF	6,154,136	959,153	(421,019)	538,134
IQ Global Equity R&D Leaders ETF	6,198,991	601,734	(602,074)	(340)
IQ Clean Oceans ETF	4,862,595	538,906	(441,036)	97,870
IQ Cleaner Transport ETF	5,253,730	483,388	(637,820)	(154,432)
IQ Engender Equality ETF	6,439,243	765,642	(436,673)	328,969
IQ Healthy Hearts ETF	8,128,504	1,494,348	(778,854)	715,494

The differences between book and tax basis cost of investments and net unrealized appreciation (depreciation) are primarily attributable to wash sale loss deferrals, pass through investments and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies held at April 30, 2024.

At April 30, 2024, the components of undistributed or accumulated earnings/losses on a tax-basis were as follows:

Fund	Ordinary Income (Loss)[1]	Net Capital Gain (Losses)[2]	Net Unrealized Appreciation/ Depreciation	Total Earnings/ (Losses)
IQ Hedge Multi-Strategy Tracker ETF	$7,895,810	$(92,799,525)	$4,027,489	$(80,876,226)
IQ Merger Arbitrage ETF	(11,071,013)	(56,738,178)	(9,433,715)	(77,242,906)
IQ 500 International ETF	3,121,302	(11,265,437)	11,349,627	3,205,492
IQ Candriam International Equity ETF	1,682,071	(7,752,150)	14,852,761	8,782,682
IQ Candriam U.S. Mid Cap Equity ETF	107,890	(3,201,633)	4,053,489	959,746
IQ Candriam U.S. Large Cap Equity ETF	286,963	(10,189,344)	43,744,281	33,841,900
IQ CBRE NextGen Real Estate ETF	58,501	(15,846,945)	(7,600,918)	(23,389,362)
IQ FTSE International Equity Currency Neutral ETF	4,609,528	—	47,218,612	51,828,140
IQ U.S. Large Cap R&D Leaders ETF	3,799	(203,066)	538,134	338,867
IQ Global Equity R&D Leaders ETF	2,734	(384,360)	(579)	(382,205)
IQ Clean Oceans ETF	15,884	(910,132)	97,627	(796,621)
IQ Cleaner Transport ETF	10,323	(907,381)	(154,906)	(1,051,964)
IQ Engender Equality ETF	4,918	(614,649)	328,969	(280,762)
IQ Healthy Hearts ETF	8,587	(484,940)	715,357	239,004

1 Includes late year ordinary loss, if any.

2Amount includes the deferral of post October losses, if any.

Notes to Financial Statements (continued)

April 30, 2024

The differences between book and tax basis components of net assets are primarily attributable to wash sale loss deferrals and other book and tax differences including foreign currency contracts, swap contracts and late year losses.

At April 30, 2024, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets were as follows:

Fund	Total distributable earnings/(accumulated loss)	Paid-in capital
IQ Hedge Multi-Strategy Tracker ETF	$(5,790,488)	$5,790,488
IQ Merger Arbitrage ETF	(2,731,566)	2,731,566
IQ 500 International ETF	(6,070,416)	6,070,416
IQ Candriam International Equity ETF	(8,279,354)	8,279,354
IQ Candriam U.S. Mid Cap Equity ETF	(9,237,605)	9,237,605
IQ Candriam U.S. Large Cap Equity ETF	(49,602,461)	49,602,461
IQ CBRE NextGen Real Estate ETF	(99,915)	99,915
IQ FTSE International Equity Currency Neutral ETF	(1,275,250)	1,275,250
IQ U.S. Large Cap R&D Leaders ETF	(603,011)	603,011
IQ Global Equity R&D Leaders ETF	(917,364)	917,364
IQ Clean Oceans ETF	(98,381)	98,381
IQ Cleaner Transport ETF	(268,731)	268,731
IQ Engender Equality ETF	(62,715)	62,715
IQ Healthy Hearts ETF	(296,174)	296,174

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/ tax differences. Reclassifications are primarily due to the tax treatment of redemptions in-kind, net operating losses, taxable-overdistributions and capital share redemptions utilized as distributions for tax purposes.

The tax character of distributions paid during the years ended April 30, 2024 and 2023 were as follows:

	2024			2023
Fund	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital
IQ Hedge Multi-Strategy Tracker ETF	$25,206,630	$—	$—	$12,443,799	$—	$—
IQ Merger Arbitrage ETF	4,247,100	—	—	—	—	—
IQ 500 International ETF	8,016,543	—	—	6,462,947	—	—
IQ Candriam International Equity ETF	5,430,434	—	—	5,958,535	—	—
IQ Candriam U.S. Mid Cap Equity ETF	1,926,760	—	—	39,786	—	—
IQ Candriam U.S. Large Cap Equity ETF	4,665,767	—	—	5,433,110	—	—
IQ CBRE NextGen Real Estate ETF	1,934,018	—	—	1,257,827	—	—
IQ FTSE International Equity Currency Neutral ETF	8,859,486	—	—	13,451,645	—	—
IQ U.S. Large Cap R&D Leaders ETF	71,777	—	—	62,738	—	—
IQ Global Equity R&D Leaders ETF	153,927	—	—	97,529	—	—
IQ Clean Oceans ETF	86,420	—	—	73,790	—	—
IQ Cleaner Transport ETF	167,834	—	—	119,864	—	—
IQ Engender Equality ETF	88,941	—	—	79,325	—	—
IQ Healthy Hearts ETF	106,617	—	—	95,171	—	—

Notes to Financial Statements (continued)

April 30, 2024

Capital losses incurred after October 31 (“Post-October Losses”) and certain late year ordinary income losses within the taxable year can be deemed to arise on the first business day of the Funds’ next taxable year. For the year ended April 30, 2024, the Funds incurred and elected to defer to May 1, 2024 Post-October Losses and late year ordinary losses of:

Fund	Late Year Ordinary Losses	Short-Term Post October Losses	Long-Term Post October Losses
IQ Hedge Multi-Strategy Tracker ETF	$—	$—	$—
IQ Merger Arbitrage ETF	11,071,013	—	—
IQ 500 International ETF	—	—	—
IQ Candriam International Equity ETF	—	—	—
IQ Candriam U.S. Mid Cap Equity ETF	—	—	—
IQ Candriam U.S. Large Cap Equity ETF	—	—	—
IQ CBRE NextGen Real Estate ETF	—	—	—
IQ FTSE International Equity Currency Neutral ETF	—	—	—
IQ U.S. Large Cap R&D Leaders ETF	—	—	—
IQ Global Equity R&D Leaders ETF	—	—	—
IQ Clean Oceans ETF	—	—	—
IQ Cleaner Transport ETF	—	—	—
IQ Engender Equality ETF	—	—	—
IQ Healthy Hearts ETF	—	—	—

At April 30, 2024, the Funds listed below had net capital loss carryforwards for Federal income tax purposes which are available for offset against future taxable net capital gains. The amounts were determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses.

Accordingly, no capital gain distributions are expected to be paid to shareholders of these Funds until future net capital gains have been realized in excess of the available capital loss carryforwards. There is no assurance that any Fund will be able to utilize all of its capital loss carryforwards before they expire. These loss carryforwards are as follows:

Fund	Utilized In Current Year	Short-Term With No Expiration	Long-Term With No Expiration
IQ Hedge Multi-Strategy Tracker ETF	$—	$61,896,878	$30,902,647
IQ Merger Arbitrage ETF	13,849,892	56,667,223	70,955
IQ 500 International ETF	—	2,927,357	8,338,080
IQ Candriam International Equity ETF	—	3,868,530	3,883,620
IQ Candriam U.S. Mid Cap Equity ETF	—	3,201,633	—
IQ Candriam U.S. Large Cap Equity ETF	—	5,815,474	4,373,870
IQ CBRE NextGen Real Estate ETF	—	729,356	15,117,589
IQ FTSE International Equity Currency Neutral ETF	—	—	—
IQ U.S. Large Cap R&D Leaders ETF	—	116,345	86,721
IQ Global Equity R&D Leaders ETF	—	170,687	213,673
IQ Clean Oceans ETF	—	585,072	325,060
IQ Cleaner Transport ETF	—	506,164	401,217
IQ Engender Equality ETF	148,571	464,097	150,552
IQ Healthy Hearts ETF	96,062	332,523	152,417

Notes to Financial Statements (continued)

April 30, 2024

6. OTHER AFFILIATED PARTIES AND TRANSACTIONS

For the purposes of the financial statements, the Funds assume the following to be holdings by affiliates. As of April 30, 2024, affiliated transactions, if any, are listed at the end of the Fund’s respective Schedule of Investments.

The Advisor is an affiliate of New York Life Investment Management LLC (“NYLIM”). The following table reflects shares of a Fund beneficially owned by NYLIM or funds or accounts managed by NYLIM where such holdings exceed 5% of the shares of the Fund. As of April 30, 2024, NYLIM or funds or accounts managed by NYLIM were not known to own beneficially greater than 5% of the shares of any Fund except as set forth below.

Fund	% Ownership
IQ 500 International ETF	75.8%
IQ Candriam International Equity ETF	79.3%
IQ Candriam U.S. Mid Cap Equity ETF	99.1%
IQ Candriam U.S. Large Cap Equity ETF	69.4%
IQ CBRE NextGen Real Estate ETF	88.7%
IQ FTSE International Equity Currency Neutral ETF	19.8%
IQ U.S. Large Cap R&D Leaders ETF	84.4%
IQ Global Equity R&D Leaders ETF	84.4%
IQ Clean Oceans ETF	84.4%
IQ Cleaner Transport ETF	84.4%
IQ Engender Equality ETF	72.7%
IQ Healthy Hearts ETF	66.4%

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term investments) for the year ended April 30, 2024 are as follows:

Fund	Purchases	Sales	Purchases In-Kind	Sales In-Kind
IQ Hedge Multi-Strategy Tracker ETF	$916,162,276	$913,932,141	$118,453,896	$196,520,577
IQ Merger Arbitrage ETF	1,361,581,240	1,374,050,202	41,890,511	212,211,022
IQ 500 International ETF	34,174,783	35,940,001	17,960,305	32,586,991
IQ Candriam International Equity ETF	49,348,697	49,836,617	12,602,283	32,896,670
IQ Candriam U.S. Mid Cap Equity ETF	55,933,555	55,914,546	242,744,976	59,100,382
IQ Candriam U.S. Large Cap Equity ETF	56,716,427	56,920,911	94,646,986	171,262,334
IQ CBRE NextGen Real Estate ETF	19,839,805	16,325,383	126,591,314	10,253,910
IQ FTSE International Equity Currency Neutral ETF	81,318,419	47,982,977	189,884,117	4,303,819
IQ U.S. Large Cap R&D Leaders ETF	961,710	1,052,876	2,193,473	1,398,753
IQ Global Equity R&D Leaders ETF	3,419,621	2,974,583	10,609,294	11,527,198
IQ Clean Oceans ETF	3,447,735	3,470,053	—	544,501
IQ Cleaner Transport ETF	4,022,418	4,110,537	980,214	2,555,963
IQ Engender Equality ETF	3,848,632	3,845,148	1,145,025	551,929
IQ Healthy Hearts ETF	2,867,670	2,866,394	727,243	707,165

Notes to Financial Statements (continued)

April 30, 2024

8. DERIVATIVE FINANCIAL INSTRUMENTS

Swap Transactions

A swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates based on a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Funds’ obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for total return swaps. Swaps could result in losses if interest rates or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Funds or if the reference index, security or investments do not perform as expected.

The value of a total return swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Segregated securities are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of Total Return Swaps, if any, are recorded as unrealized appreciation or depreciation on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as a change in net unrealized appreciation depreciation on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement on the Statements of Operations.

When a Fund has an unrealized loss on a swap agreement, the Fund instructs the Custodian to pledge cash or liquid securities as collateral with a value at least equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted with the fluctuations of the swap value.

The IQ Hedge Multi-Strategy Tracker ETF, IQ Merger Arbitrage ETF and IQ 500 International used Total Return Swaps to replicate the performance of the Underlying Index. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. Therefore, the Funds consider the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying instruments.

Pursuant to documentation governing the Funds’ swap transactions with MLI and Morgan Stanley, MLI and Morgan Stanley have the right to terminate the swaps early in the event that the net assets of the given Fund decline below specific levels set forth in the documentation (“net asset contingent features”). In the event of early termination, MLI and Morgan Stanley may require the Funds to pay or receive a settlement amount in connection with the terminated swap transaction. The Funds utilized swaps to affect both long and short exposure to several asset classes and market segments, including, among others, real estate, domestic equity, international equity, emerging markets equities, investment grade corporate bonds, high yield corporate bonds, convertible bonds, preferred securities, emerging market-debt, mortgage-backed securities, floating rate notes, developed markets currencies, broad commodity indices, precious metals, equity market volatility, and U.S. Treasury bonds. As of April 30, 2024, the Funds have not triggered the conditions under such documentation that will give the counterparty the right to call for an early termination. As of such date, the settlement values of these contracts were approximately equal to the fair value of such contracts. As of April 30, 2024, open swap transactions, if any, are listed at the end of the Funds’ respective Schedule of Investments.

Forward Foreign Currency Contracts

The IQ FTSE International Equity Currency Neutral ETF may enter into forward foreign currency contracts for hedging purposes, to seek to protect against anticipated changes in future foreign currency exchange rates. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A non-deliverable forward currency contract does not require physical delivery

Notes to Financial Statements (continued)

April 30, 2024

of the underlying currencies and the contract is settled based on the difference between the contracted price and the prevailing spot price of the agreed upon notional amount. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

Upon entering into a forward foreign currency contract, a Fund is required to segregate permissible liquid assets or engage in other measures approved by the SEC to “cover” the Fund’s obligations relating to its transactions in derivatives. Fluctuations in the value of open forward foreign currency contracts are recorded for book purposes as unrealized gains or losses on forward foreign currency contracts by the Funds. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Funds on contracts which have matured or were sold. At April 30, 2024, open forward foreign currency contracts, if any, are listed at the end of the Funds’ respective Schedule of Investments.

Quantitative Disclosure of Derivative Holding

The following tables show additional disclosures related to each Fund’s derivative and holding activities, including how such activities are accounted for and their effect in each Fund’s financial positions, performance and cash flows.

The fair value of derivative instruments reflected on the Statements of Assets and Liabilities were as follows:

Asset Derivatives
Forward Currency Contract Risk
IQ FTSE International Equity Currency Neutral ETF
Unrealized appreciation on forward foreign currency contracts	$5,692,944

Liability Derivatives
Forward Currency Contract Risk
IQ FTSE International Equity Currency Neutral ETF
Unrealized depreciation on forward foreign currency contracts	$147,357

Total return swaps reflect a reset date as of April 30, 2024; therefore, there is no unrealized appreciation/depreciation reflected on the Statements of Assets and Liabilities.

Transactions in derivative instruments reflected on the Statements of Operations during the year ended April 30, 2024 were as follows:

Fund	Forward Currency Contract Risk	Equity Risk
IQ Hedge Multi-Strategy Tracker ETF
Realized gain (loss)
Swap transactions		$(1,314,766)
IQ Merger Arbitrage ETF
Realized gain (loss)
Swap transactions		$(15,997,787)
IQ 500 International EETF
Realized gain (loss)
Swap transactions		$(3,631)
IQ FTSE International Equity Currency Neutral ETF
Realized gain (loss)
Forward foreign currency contracts	$12,435,030
Change in unrealized appreciation (depreciation)
Forward foreign currency contracts	$5,754,737

Notes to Financial Statements (continued)

April 30, 2024

For the year ended April 30, 2024, the monthly average notional value of the derivatives held by the Funds were as follows:

	Average Notional Value
Fund	IQ Hedge Multi-Strategy Tracker ETF	IQ Merger Arbitrage ETF	IQ 500 International ETF	IQ FTSE International Equity Currency Neutral ETF
Asset Derivatives
Swap contracts	$37,092,250	$—	$108,716	$—
Forward foreign currency contracts	—	—	—	386,821,424
Liability Derivatives
Swap contracts	$(36,802,462)	$(89,941,026)	$—	$—
Forward foreign currency contracts	—	—	—	(385,493,180)

9. RISKS INVOLVED WITH INVESTING IN THE FUNDS

The Funds are subject to the principal risks described below, some or all of these risks may adversely affect a Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. As with any investment, an investment in a Fund could result in a loss or the performance of a Fund could be inferior to that of other investments.

Counterparty Risk

Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. In those instances, an underlying ETP utilizing such deliverables will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the underlying ETP will sustain losses.

Currency Hedging Risk1

A Fund may use various strategies to attempt to reduce the impact of changes in the value of a foreign currency against the U.S. dollar. These strategies may not be successful. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in a Fund may also go up or down quickly and unpredictably and investors may lose money.

Currency Risk

Certain Funds will invest in securities denominated in currencies other than U.S. dollars (foreign currencies). Therefore, while much of the income received by a Fund may be denominated in foreign currency, the Underlying Index and the Fund’s NAV will be calculated in U.S. dollars. Furthermore, a Fund may convert cash in U.S. dollars to foreign currencies to purchase securities. Both a Fund’s ability to track the Underlying Index, and Fund returns in general, may be adversely impacted by changes in currency exchange rates, which can occur quickly and without warning.

Derivatives Risk

Derivative strategies may expose a Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing a Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Futures and other derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Derivatives may be more volatile than direct investments in the instrument underlying the contract and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result

1Applies to IQ FTSE International Equity Currency Neutral ETF.

Notes to Financial Statements (continued)

April 30, 2024

in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, a Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of a Fund.

Emerging Market Securities Risk

A Fund may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. The securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.

ESG Investing Style Risk2

The application of environmental, social and corporate governance investing criteria may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. In addition, there is no guarantee that the construction methodology of the Underlying Index will accurately provide exposure to issuers meeting environmental, social and corporate governance criteria.

Fund of Funds Risk3

If a Fund is a “fund of funds”, the Funds’ investment performance depends on the investment performance of the underlying ETFs in which it invests. An investment in any such Fund is subject to the risks associated with the underlying ETFs that comprise its Underlying Index. Such a Fund will indirectly pay a proportional share of the asset-based fees of the underlying ETFs in which it invests.

Index Risk

The Funds’ Underlying Indexes and the Funds rebalance only on a monthly, quarterly or annual basis, which may cause the performance of the Underlying Indexes and the Funds to deviate from that of the market exposure that they are trying to achieve.

Large Transaction Risks

From time to time, a Fund may receive large purchase or redemption orders from affiliated or unaffiliated funds or other investors. Such large transactions could have adverse effects on a Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a Fund’s transaction costs.

Market Disruption Risk and Recent Market Events

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the U.S. and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on a Fund and its investments. Market disruptions could cause a Fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.

Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant restrictions, market volatility, decreased economic and other activity and increased government activity that it has caused. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease. As this global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.

2Applies to IQ Candriam International Equity ETF, IQ Candriam U.S. Mid Cap Equity ETF, IQ Candriam U.S. Large Cap Equity ETF, IQ Clean Oceans ETF, IQ Cleaner Transport ETF, IQ Engender Equality ETF, and IQ Healthy Hearts ETF.

3Applies to IQ Hedge Multi-Strategy Tracker ETF.

Notes to Financial Statements (continued)

April 30, 2024

Ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and resulting sanctions have and could continue to have a significant impact on a Fund’s investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. Further, large corporations and U.S. and foreign governmental entities may divest interests or otherwise curtail business dealings in these countries. These events may result in a loss of liquidity and value of these countries’ securities and, in some cases, a complete inability to trade or settle trades in such securities.

Changing interest rate environments (whether downward or upward) impact the various sectors of the economy in different ways. For example, low interest rate environments tend to be a positive factor for the equity markets, whereas high interest rate environments tend to apply downward pressure on earnings and stock prices. Likewise, during periods when interest rates are increasing (rather than stagnant in a high or low interest rate environment), the price of fixed income investments tend to fall as investors begin to seek higher-yielding investments. Accordingly, a Fund is subject to heightened interest rate risk during periods of low interest rates. During rising interest rate environments, the Funds may be adversely affected, especially those Funds that are more susceptible to interest rate risk (e.g., those funds that hold fixed income investments or that invest in equity securities of issuers who are adversely affected by rising interest rates). As a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and may continue to do so. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact a Fund, and any regulatory changes could adversely impact a Fund’s ability to achieve its investment strategies or make certain investments.

Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. Events in the financial sector may result in reduced liquidity in the credit, fixed-income and other financial markets and an unusually high degree of volatility in the financial markets, both domestically and internationally. Certain isolated events in a financial market may also result in systemic adverse consequences across broader segments of the financial markets (domestically, regionally, or globally) in unanticipated or unforeseen ways. Such events may result from unregulated markets, systemic risk, natural market forces, bad actors, or other unforeseen scenarios.

Passive Management Risk

Unlike many investment companies, each Fund seeks to track its Underlying Index and is not “actively” managed. Therefore, a fund would not generally sell a security because the security’s issuer was in financial trouble unless that security is removed from (or was no longer useful in tracking a component of) its Underlying Index.

Total Return Swap Risk4

Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. Total return swaps can also be used to replicate an exposure to a short position in an asset class where a Fund has the right to receive the depreciation in value of a specified security, index or other instrument (“inverse swaps”). If the underlying asset in a total return swap declines in value (or increases in value, if an inverse swap) over the term of the swap, a Fund may also be required to pay the dollar value of that decline (or, if an inverse swap, increase, if an inverse swap) to the counterparty. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty.

4Applies to IQ Hedge Multi-Strategy Tracker ETF and IQ Merger Arbitrage ETF.

Notes to Financial Statements (continued)

April 30, 2024

10. SUBSEQUENT EVENTS

On March 28, 2024, the Board, upon the recommendation from the Fund’s Advisor, approved a proposal to change the name of the IndexIQ ETF Trust to New York Life Investments ETF Trust to be effective August 28, 2024.

In addition, the Board, upon the recommendation from the Fund’s Advisor, approved a proposal to change the name of the Funds. The name of each Fund, as set forth in the table below is effective August 28, 2024.

Current Fund Name	New Fund Name
IQ Hedge Multi-Strategy Tracker ETF	NYLI Hedge Multi-Strategy Tracker ETF
IQ Merger Arbitrage ETF	NYLI Merger Arbitrage ETF
IQ 500 International ETF	NYLI 500 International ETF
IQ Candriam International Equity ETF	NYLI Candriam International Equity ETF
IQ Candriam U.S. Mid Cap Equity ETF	NYLI Candriam U.S. Mid Cap Equity ETF
IQ Candriam U.S. Large Cap Equity ETF	NYLI Candriam U.S. Large Cap Equity ETF
IQ CBRE NextGen Real Estate ETF	NYLI CBRE NextGen Real Estate ETF
IQ FTSE International Equity Currency Neutral ETF	NYLI FTSE International Equity Currency Neutral ETF
IQ U.S. Large Cap R&D Leaders ETF	NYLI U.S. Large Cap R&D Leaders ETF
IQ Global Equity R&D Leaders ETF	NYLI Global Equity R&D Leaders ETF
IQ Clean Oceans ETF	NYLI Clean Oceans ETF
IQ Cleaner Transport ETF	NYLI Cleaner Transport ETF
IQ Engender Equality ETF	NYLI Engender Equality ETF
IQ Healthy Hearts ETF	NYLI Healthy Hearts ETF

The Board of Trustees of the IndexIQ ETF Trust approved the investment management services provided by IndexIQ Advisors LLC, an indirect, wholly owned subsidiary of New York Life Insurance Company (“NYL”), will be transferred to New York Life Investment Management LLC (“NYLIM”), which is also an indirect, wholly owned subsidiary of NYL. NYLIM will assume the duties and obligations of IndexIQ Advisors LLC under the investment advisory agreement and the personnel at IndexIQ Advisors LLC who currently provide investment services to the Funds will continue to provide the same investment management services to the Funds through NYLIM.

Other than the name changes to the Trust and the Funds, and the investment advisor change management has determined that there were no other material events that would require disclosure in the preparation of these financial statements.

Report of Independent Registered Public Accounting Firm

April 30, 2024

To the Board of Trustees of IndexIQ ETF Trust and Shareholders of each of the fourteen funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (fourteen of the funds constituting IndexIQ ETF Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2024, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of April 30, 2024, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

IQ Hedge Multi-Strategy Tracker ETF(1)	IQ FTSE International Equity Currency Neutral ETF(1)
IQ Merger Arbitrage ETF(1)	IQ U.S. Large Cap R&D Leaders ETF(1)
IQ 500 International ETF(1)	IQ Global Equity R&D Leaders ETF(1)
IQ Candriam International Equity ETF(1)	IQ Clean Oceans ETF(1)
IQ Candriam U.S. Mid Cap Equity ETF(2)	IQ Cleaner Transport ETF(1)
IQ Candriam U.S. Large Cap Equity ETF(1)	IQ Engender Equality ETF(1)
IQ CBRE NextGen Real Estate ETF(1)	IQ Healthy Hearts ETF(1)

(1)Statement of operations for the year ended April 30, 2024 and statement of changes in net assets for the years ended April 30, 2024 and 2023

(2)Statement of operations for the year ended April 30, 2024, and statement of changes in net assets for the year ended April 30, 2024 and the period October 25, 2022 (commencement of operations) through April 30, 2023

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York
June 25, 2024

We have served as the auditor of one or more investment companies in the IndexIQ Complex since 2015.

Liquidity Risk Management Program (unaudited)

April 30, 2024

In compliance with Rule 22e-4 under the Investment Company Act of 1940, the funds of IndexIQ ETF Trust (the “Funds”) have adopted and implemented a liquidity risk management program (the “Program”), which IndexIQ Advisors LLC believes is reasonably designed to assess and manage the Funds’ liquidity risk. The Board of Trustees (the “Board”) designated IndexIQ Advisors LLC as administrator of the Program (the “Administrator”). The Program Administrator’s Liquidity Risk Management Committee assists the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.

At a meeting of the Board held on March 28, 2024, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy, and effectiveness of implementation for the period from January 1, 2023 through December 31, 2023 (the “Reporting Period”), as required under the Liquidity Rule. The report noted that the Administrator concluded that: (i) the Program operated effectively to assess and manage the Funds’ liquidity risk; (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments; and (iii) each Fund’s investment strategy continues to be appropriate for an open-end fund.

In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as: (i) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (ii) each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions; (iii) each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources; (iv) the relationship between each Fund’s portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (v) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio.

In compliance with the Liquidity Rule and in accordance with the Program, funds able to qualify as “In-Kind ETFs” are not required to: (i) classify each portfolio investment into one of four categories or (ii) establish a highly liquid investment minimum. The Liquidity Rule defines an In-Kind ETF as an ETF that meets redemptions through in-kind transfers of securities, positions, and assets other than a de minimis amount of cash and publishes its portfolio holdings daily. Each of the Funds, with the exceptions of IQ FTSE International Equity Currency ETF, IQ Cleaner Transport ETF, and IQ Global Equity R&D Leaders ETF, qualify as In-Kind ETFs.

IQ FTSE International Equity Currency ETF, IQ Cleaner Transport ETF, and IQ Global Equity R&D Leaders ETF, classify their portfolio investments into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Classification determinations are made by taking into account each Fund’s reasonably anticipated trade size, various market, trading, and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.

The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments and do not qualify as In-Kind ETFs to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (“HLIM”). In addition, the Liquidity Rule limits a fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review, and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

There were no material changes to the Program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

Supplemental Information (unaudited)

April 30, 2024

Federal Tax Status of Dividends Declared During the Tax Year

IQ CBRE NextGen Real Estate ETF designates 65.97% as qualified business income.

Qualified Dividend Income — Certain dividends paid by the fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the fiscal year ended April 30, 2024 taxed at a maximum rate of 20% is as follows:

IQ Hedge Multi-Strategy Tracker ETF	8.97%
IQ Merger Arbitrage ETF	57.78%
IQ 500 International ETF	67.49%
IQ Candriam International Equity ETF	81.17%
IQ Candriam U.S. Mid Cap Equity ETF	72.45%
IQ Candriam U.S. Large Cap Equity ETF	100.00%
IQ CBRE NextGen Real Estate ETF	6.84%
IQ FTSE International Equity Currency Neutral ETF	76.45%
IQ U.S. Large Cap R&D Leaders ETF	100.00%
IQ Global Equity R&D Leaders ETF	78.74%
IQ Clean Oceans ETF	100.00%
IQ Cleaner Transport ETF	72.13%
IQ Engender Equality ETF	100.00%
IQ Healthy Hearts ETF	100.00%

Dividends Received Deduction — For corporate shareholders, the percentage of ordinary income distributions for the year ended April 30, 2024 that qualifies for the dividends received deduction is as follows:

IQ Hedge Multi-Strategy Tracker ETF	4.40%
IQ Merger Arbitrage ETF	38.95%
IQ 500 International ETF	0.00%
IQ Candriam International Equity ETF	0.00%
IQ Candriam U.S. Mid Cap Equity ETF	70.51%
IQ Candriam U.S. Large Cap Equity ETF	95.28%
IQ CBRE NextGen Real Estate ETF	0.00%
IQ FTSE International Equity Currency Neutral ETF	0.00%
IQ U.S. Large Cap R&D Leaders ETF	98.03%
IQ Global Equity R&D Leaders ETF	41.48%
IQ Clean Oceans ETF	28.41%
IQ Cleaner Transport ETF	12.59%
IQ Engender Equality ETF	100.00%
IQ Healthy Hearts ETF	79.02%

Supplemental Information (unaudited) (continued)

April 30, 2024

Foreign Taxes Paid — The following Funds elect under the Internal Revenue Code Section 853 to pass through foreign taxes paid to its shareholders. The total amount of foreign taxes passed through to shareholders on a per share basis for the year ended April 30, 2024, are as follows:

Fund	Foreign Taxes Per Share	Foreign Income Per Share
IQ Hedge Multi-Strategy Tracker ETF	—	—
IQ Merger Arbitrage ETF	—	—
IQ 500 International ETF	0.1025	1.3008
IQ Candriam International Equity ETF	0.0794	0.9507
IQ Candriam U.S. Mid Cap Equity ETF	—	—
IQ Candriam U.S. Large Cap Equity ETF	—	—
IQ CBRE NextGen Real Estate ETF	—	—
IQ FTSE International Equity Currency Neutral ETF	0.0518	0.6571
IQ U.S. Large Cap R&D Leaders ETF	—	—
IQ Global Equity R&D Leaders ETF	—	—
IQ Clean Oceans ETF	0.0308	0.2730
IQ Cleaner Transport ETF	0.0835	0.5782
IQ Engender Equality ETF	—	—
IQ Healthy Hearts ETF	—	—

In January 2025, you will be advised on IRS Form 1099 DIV as to the Federal tax status of the distributions received by you in calendar year 2024.

Board Review of Investment Advisory Agreements (unaudited)

April 30, 2024

Approval Relating To Annual Continuation of the Advisory Agreement

The Board (the members of which are referred to as “Trustees”) met by videoconference on March 28, 2024, pursuant to an order issued by the U.S. Securities and Exchange Commission’s Division of Investment Management temporarily exempting fund boards from the in-person approval requirements of certain provisions of the Investment Company Act of 1940, as amended (“1940 Act”), in light of the impact of COVID-19 to consider the approval of the continuation, for an additional year, of the Advisory Agreement with respect to the series of the Trust for which the agreement applies (the “Funds”). The Board noted that the Advisory Agreement was between the Trust and IndexIQ Advisors LLC (the “Advisor”).

In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed and considered materials furnished by the Advisor relevant to the Board’s consideration of whether to approve the continuation of the Advisory Agreement with respect to the Funds. In connection with considering approval of the continuation of the Advisory Agreement, the Independent Trustees, met in executive session with counsel to the Independent Trustees, who provided assistance and advice. The consideration of the continuation of the Advisory Agreement was conducted by both the full Board and the Independent Trustees, who also voted separately.

During their review and consideration, the Board and the Independent Trustees focused on and analyzed the factors they deemed relevant, including: (1) the nature, extent and quality of the services provided by the Advisor to the Funds and the fees charged by the Advisor; (2) information concerning the business and operations, compliance program and portfolio management teams of the Advisor; (3) the expense levels of each Fund; (4) the investment performance of the Funds; (5) the costs of the services provided and profits realized by the Advisor and its affiliates from the relationship with the Trust, including expense limitation agreements and fee waiver agreements between the Advisor and certain Funds; (6) the extent to which economies of scale would be realized as each Fund grows; (7) any “fall-out” benefits derived or to be derived by the Advisor from its relationship with the Trust; and (8) potential conflicts of interest. The Board considered that the Funds were passively managed ETFs and that several of the Funds were designed to track indexes created by an affiliate of the Advisor.

In reviewing such factors, the Board relied on certain information, including (1) a copy of the Advisory Agreement; (2) information about applicable expense limitation and fee waiver agreements; (3) information describing the Advisor and the services provided thereby; (4) information regarding the compliance program and portfolio management team of the Advisor; (5) copies of the Form ADV for the Advisor; (6) memoranda and guidance from legal counsel to the Independent Trustees on the fiduciary responsibilities of trustees, including Independent Trustees, in considering advisory and distribution agreements under the 1940 Act; (7) materials provided by the Advisor in response to a 15(c) request for information from legal counsel to the Independent Trustees; and (8) a presentation by personnel of the Advisor. In addition, the Board was provided data comparing the advisory fees and operating expenses (including acquired fund fees and expenses, as applicable) of the Funds with expenses and performance of other registered investment companies with similar investment objectives and policies. The Trustees also considered their personal experiences as Trustees and participants in the investment management industry, as applicable, including their experiences with the Advisor in respect of series of the Trust and IndexIQ Active ETF Trust.

In particular, the Trustees including the Independent Trustees, considered and discussed the following with respect to the Funds:

1.The nature, extent and quality of the facilities and services provided by the Advisor. The Board reviewed the services that the Advisor provides to the Funds, noting that they had continually reviewed and overseen such services throughout the past year. The Board noted the responsibilities that the Advisor has as the investment advisor to the Funds, including overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, monitoring fund compliance with regulatory requirements and Fund objectives and policies, daily monitoring of the portfolio, overseeing Fund service providers, obtaining licenses for use of indexes tracked by the Funds, providing officers for the Funds, ongoing reporting to the Board, and the implementation of Board directives as they relate to the Funds. For Funds that were not yet operational, the Board considered the services rendered in respect of the existing Funds in assessing services expected to be provided to the non-operational Funds.

Board Review of Investment Advisory Agreements (unaudited) (continued)

April 30, 2024

The Board reviewed the Advisor’s experience, resources, and strengths in managing ETFs and other investment mandates, including the Advisor’s management of the Funds and the funds of the IndexIQ Active ETF Trust. The Board also noted and discussed with the Advisor the resources and additional support and personnel from its affiliates New York Life Investment Management LLC (“NYLIM”) and New York Life Insurance Company, which resources enhance and support the work of the Advisor’s officers and staff. The Board also considered the tenure and experience of the personnel at the Advisor providing management and administrative services to the Funds. The Board also considered the Advisor’s marketing and distribution strategy, including the various services engaged by the Advisor in seeking to market and grow assets in the Funds.

Based on their consideration and review of the foregoing information, the Board concluded that each Fund was likely to continue to benefit from the nature, quality, and extent of these services, as well as the Advisor’s ability to render such services based on its personnel, experience, operations, and resources.

2.Comparison of services provided and fees charged by the Advisor and other investment advisers to similar clients, and the cost of the services provided and profits realized by the Advisor from its relationship with the Funds. The Board then compared both the services rendered and the fees paid with respect to the Funds pursuant to the Advisory Agreement to contracts of other registered investment advisers providing services to similar ETFs.

In particular, the Board compared each Fund’s advisory fee and expense ratio (including acquired fund fees and expenses, as applicable) to other investment companies considered to be in each such Fund’s peer group. The Advisor presented information on how peer groups were selected for the Funds, which generally are differentiated from broad Morningstar categorization based on distinguishing characteristics of many Funds’ core strategies, several of which are unique indexes designed by an affiliate of the Advisor. The Advisor explained that peer groups were selected using an objective methodology by a NYLIM team.

The Board noted that certain Funds had peer groups of limited size and, in certain cases, with substantial differences in portfolio management and operational costs. The Board was presented with information describing the Funds’ performance and fees, with information relative to peer groups. The Board considered unique characteristics of certain Funds relative to peer groups, particularly where such Funds had fee or total expense ratios that diverged from the median levels of the applicable peer group. The Board also discussed price pressure in the general ETF marketplace and the impact of market pressures on the price levels for relatively unique investment strategies such as those implemented by several of the Funds.

Additionally, the Trustees considered that the Advisor had put in place expense limitation or fee waiver agreements whereby the Advisor reimburses expenses and/or waives fees to limit the impact above set thresholds of certain expenses on shareholders of certain Funds. The Board noted that such expense limitation and fee waiver agreements were reflected, where applicable, in the peer group analysis provided by the Advisor. The Board further noted that the Advisor had put in place permanent expense limitation and/or fee waiver agreements for certain Funds, which were subject to termination by the Board.

The Board also considered that certain Funds invest in other third-party funds and based on information provided by the Advisor, and determined that fees that would be paid to the Advisor that are attributable to the investments made by such Funds would not be duplicative.

After comparing each Fund’s fees with those of other investment companies in the Fund’s peer group, and in light of the nature, quality, and extent of services provided by the Advisor and the costs incurred by the Advisor in rendering those services, the Board concluded that the level of fees paid (or proposed to be paid) to the Advisor with respect to each Fund is fair and reasonable.

Board Review of Investment Advisory Agreements (unaudited) (continued)

April 30, 2024

3.The Advisor’s profitability and the extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale. The Board discussed with the Advisor the costs and profitability of the Advisor in connection with its serving as investment advisor to each Fund, including operational costs. The Board also discussed additional resources available to the Advisor as part of a larger organization, including the investment of financial and human resources into the Advisor and additional support to market and distribute the Funds.

The Board considered information regarding the strategy of the Advisor to grow assets in the Funds during the calendar year, including the marketing and distribution details that were provided in the Board materials. The Board reviewed the net asset levels of the Funds and the impact of both high and low asset levels on such Funds. The Advisor presented to the Board information on the operating profits on a year over year basis.

The Board considered whether the continued operation of certain Funds that had not attracted significant assets under management would be profitable to the Advisor under the unitary fee arrangement of the Advisory Agreement and determined to continue to review the asset levels of the Funds in relation to the Advisor’s profitability. The Board also noted the existence of Expense Limitation Agreements and Fee Waiver Agreements applicable to certain of the Funds, and their respective impacts on costs to shareholders and profitability of the Advisor.

The Board concluded that the fees paid to the Advisor were reasonable when considering the relative asset levels and profitability of the Funds to the Advisor.

4.Investment performance of the Funds. The Board considered the investment performance of the existing Funds, including tracking error. In particular, the Board considered the investment performance of the Funds relative to their stated objectives and the success of the Advisor in reaching such objectives. The Board considered each Fund’s investment performance compared to the underlying index that each Fund seeks to track and includes in its prospectus and shareholder reports. The Board also considered each Fund’s investment performance compared to the respective Fund’s peer group. The Board concluded that the investment performance of the Funds, particularly in the context of tracking error as against each Fund’s underlying index and in succeeding in satisfying their stated investment objective, supported the approval of the Advisory Agreement.

The Board agreed that it had been furnished with sufficient information, both at the meeting and in its ongoing oversight of the Funds, to make an informed business decision with respect to the Advisory Agreement for the Funds. Based on the foregoing and such other matters as were deemed relevant, and while no single factor was determinative in the decision, the Independent Trustees concluded that the terms of the Advisory Agreement with the Advisor were reasonable and fair to the Funds and to recommend to the Board the approval of the Advisory Agreement. As a result, all of the Board members, including the Independent Trustees, determined that the continuation of the Advisory Agreement with the Advisor was in the best interests of each Fund and its shareholders. The Board and the Independent Trustees, voting separately, approved the continuation of the Advisory Agreement for an additional one-year period.

Board of Trustees and Officers (unaudited)

The Board oversees the IndexIQ ETF Trust, IndexIQ Active ETF Trust, the Advisor and the Subadvisors. Information pertaining to the Trustees and Officers of the Funds is set forth below. Additional information about the Funds' Trustees and Officers may be found in each Funds' Statement of Additional Information, which is available without charge, upon request, by calling toll-free: 1-888-474-7725 or online at the Funds' website: newyorklifeinvestments.com/etf.

Independent Trustees

Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Lofton Holder, 1964	Trustee	Since June 2022	Retired; formerly, Managing Partner and Co-Founder, Pine Street Alternative Asset Management (2011 – 2019).	22

Board Member, Golub Capital BDC, Inc., Golub Capital BDC 3, Inc., and Golub Capital Direct Lending Corporation (each, a business development company) (2021 – present); Board Member, Manning & Napier (investment manager) (2021 – present).

Michael A. Pignataro, 1959	Trustee	Since April 2015	Retired; formerly, Director, Credit Suisse Asset Management (2001 to 2012); and Chief Financial Officer, Credit Suisse Funds (1996 to 2013).	22	The New Ireland Fund, Inc. (closed-end fund) (2015 to 2023).
Paul D. Schaeffer, 1951	Trustee Chair of the Board	Since April 2015 Since March 2023	President, ASP (dba Aspiring Solution Partners) (financial services consulting) (2013 to present); Consultant and Executive Advisor, Aquiline Capital Partners LLC (private equity investment) (2014 to present).	22

Management Board Member, RIA in a Box LLC (financial services consulting) (2018 to 2021); Context Capital Funds (mutual fund trust) (2 Portfolios) (2014 to 2018); Management Board Member, Altegris Investments, LLC (registered broker-dealer) (2016 to 2018); Management Board Member, AssetMark Inc. (financial services consulting) (2016 to 2017); PopTech! (conference operator) (2012 to 2016); Board Member, Pathways Core Training (nonprofit) (2019 to present); Board Member, Center for Collaborative Investigative Journalism (non-profit) (2020-present).

Michelle A. Kinch, 1975	Trustee	Since June 2022	Visiting Scholar, Harvard Business School (2020 to present); Visiting Assistant Professor of Operations Management, Boston University Questrom School of Business (2020 to present); Business researcher and consultant, self-employed (2013 – 2020).	22

U.S. Charitable Gift Trust (public charity offering donor-advised funds and trust products) (2017 –present); Pathstone (investment advisory firm offering comprehensive family office services) (2022-present).

Board of Trustees and Officers (unaudited) (continued)

Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee
Kirk C. Lehneis, 1974(4)	Trustee and President	Since January 2018	Chief Operating Officer and Senior Managing Director, New York Life Investment Management LLC (since 2016); Chief Executive Officer, IndexIQ Advisors LLC (since 2018); Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds, MainStay Funds Trust, and MainStay VP Funds Trust (since September 2017); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021).	22	None.

Officers

Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Jack R. Benintende, 1964	Vice President	Since March 2023	Chief Operating Officer, IndexIQ Advisors LLC (since February 2023), Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007) and MainStay Funds Trust (since 2009).
Adefolahan Oyefeso, 1974	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since April 2018	Director of Operations & Finance, IndexIQ Advisors (2015 to present); Director of the Fund Administration Client Service Department at The Bank of New York Mellon (2007 to 2015).
Matthew V. Curtin, 1982	Secretary and Chief Legal Officer	Since June 2015

Chief Legal Officer, IndexIQ Advisors LLC (since 2015), Chief Compliance Officer, IndexIQ ETF Trust and IndexIQ Active ETF Trust (June 2015 to January 2017); Associate General Counsel, New York Life Insurance Company (since 2015).

Kevin M. Gleason, 1966	Chief Compliance Officer	Since June 2022

Chief Compliance Officer, IndexIQ ETF Trust and IndexIQ Active ETF Trust, The MainStay Funds, MainStay Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay VP Funds Trust (since 2022); Senior Vice President, Voya Investment Management, LLC and Chief Compliance Officer, Voya Family of Funds (2012 to 2022).

(1)The address of each Trustee or officer is c/o IndexIQ Advisors, 51 Madison Avenue, New York, New York 10010.

(2)Trustees and Officers serve until their successors are duly elected and qualified.

(3)The Fund is part of a “fund complex” as defined in the 1940 Act. The fund complex includes all operational open-end funds (including all of their portfolios) advised by the Advisor. As of the date of this SAI, the fund complex consists of the Trust’s funds and the funds of IndexIQ ETF Trust.

(4)Mr. Lehneis is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with the Advisor.

IndexIQ ETF Trust

Annual Report | April 30, 2024

IQ Hedge Multi-Strategy Tracker ETF (QAI)

IQ Merger Arbitrage ETF (MNA)

IQ 500 International ETF (IQIN)

IQ Candriam International Equity ETF (IQSI)

IQ Candriam U.S. Mid Cap Equity ETF (IQSM)

IQ Candriam U.S. Large Cap Equity ETF (IQSU)

IQ CBRE NextGen Real Estate ETF (ROOF)

IQ FTSE International Equity Currency Neutral ETF (HFXI)

IQ U.S. Large Cap R&D Leaders ETF (LRND)

IQ Global Equity R&D Leaders ETF (WRND)

IQ Clean Oceans ETF (OCEN)

IQ Cleaner Transport ETF (CLNR)

IQ Engender Equality ETF (EQUL)

IQ Healthy Hearts ETF (HART)

Investment Advisor

IndexIQ Advisors LLC

51 Madison Avenue

New York, NY 10010

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Custodian/Fund Administrator/Transfer Agent

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Legal Counsel

Chapman and Cutler LLP

1717 Rhode Island Avenue

Washington, DC 20036

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

5022336ME11-06/24

(b)	Not applicable
Item 2.	Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has one audit committee financial expert serving on its Audit Committee, an “independent” Trustee, Michael Pignataro. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $352,000 for 2024 and $412,408 for 2023.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2024 and $0 for 2023.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2024 and $0 for 2023.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2024 and $0 for 2023.
(e)(1)	Per Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the Audit, Audit-Related, Tax and Other Fees of the Registrant.

(e)(2)	With respect to the services described in each of Items 4(b) through (d), no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.
(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the principal accountant for services rendered to the registrant's investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were (i) approximately $14,573,000 for the fiscal year ended April 30, 2024, and (ii) $13,219,000 for the fiscal year ended April 30, 2023.
(h)	The registrant’s Audit Committee has determined that the non-audit services rendered by the principal accountant for the fiscal year ended April 30, 2024 to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of the principal accountant during the relevant time period.
(i)	Not applicable.
(i)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.
(a)	The Fund has a designated Audit Committee in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934 (the “Exchange Act”) and the members of such committee are Michael Pignataro, Michelle Kinch, Lofton Holder and Paul Schaeffer.

(b)	Not applicable.

Item 6.	Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.
(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	IndexIQ ETF Trust

By (Signature and Title)	/s/ Kirk C. Lehneis
Kirk C. Lehneis
(Principal Executive Officer)

Date	July 3, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Kirk C. Lehneis
Kirk C. Lehneis
(Principal Executive Officer)

Date	July 3, 2024

By (Signature and Title)	/s/Adefolahan O. Oyefeso
Adefolahan O. Oyefeso
(Principal Financial Officer)

Date	July 3, 2024